UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Gateway Energy Corporation

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
$0.01 par value Common Stock

(2)	Aggregate number of securities to which transaction applies:
30,613,637 shares

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$.0175 per share

(4)	Proposed maximum aggregate value of transaction:
$535,738.65

(5)	Total fee paid:
$73.07

☒	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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NOTICE OF ACTION BY WRITTEN CONSENT AND APPRAISAL RIGHTS

AND

INFORMATION STATEMENT

Gateway Energy Corporation

1415 Louisiana Street, Suite 4100

Houston, Texas 77002

       , 2013

To the Stockholders of Gateway Energy Corporation:

This Information Statement is being furnished to you, as a holder of common stock, par value $0.01 (the “Common Stock”), of Gateway Energy Corporation (the “Company”) to inform you of (i) the approval by the Company’s Board of Directors (the “Board”), upon a recommendation of a Special Committee of the Board, at a meeting held on August 13, 2013 to adopt the Agreement and Plan of Merger (the “Merger Agreement”), a copy of which is attached hereto as Annex A, by and among the Company, Gateway Acquisition LLC. (“Merger Sub”) and Gateway Energy Holdings LLC (“Parent”), whereby the Company will merge with and into Merger Sub, with Merger Sub continuing as a wholly-owned subsidiary of Parent (the “Merger”), and (ii) the Company’s receipt on September  , 2013 of a written consent (the “Consent”) approving the Merger and the transactions contemplated by the Merger Agreement (together with the Merger, the “Merger Transactions”) by stockholders owning approximately 17,221,589 shares of Common Stock, representing approximately 56.25% of the 30,613,637 outstanding shares of Common Stock as of August 12, 2013. No other stockholder vote is required due to this representing a majority of the outstanding stock in the Company entitled to vote thereon. The resolutions adopted by the Board at its meeting on August 13, 2013 and the Consent give the Company the authority to effect the Merger Transactions. The effective date of the Merger Transactions will be on or after      , 2013 (20 calendar days following the date this Information Statement is first mailed to the stockholders).

Stockholders of the Company who do not vote in favor of the proposal to adopt the Merger Agreement will have the right to seek appraisal of the fair value of their shares of Common Stock if they deliver a demand for appraisal before September     , 2013 and comply with all the requirements of Delaware law, which are summarized in this Information Statement and reproduced in their entirety in Annex B.  This notice and the accompanying information statement shall constitute notice to you from the Company of the availability of appraisal rights under Section 262 of the DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We urge you to read the entire accompanying information statement carefully. Please do not send in your Common Stock at this time. If the Merger is completed, you will receive instructions regarding the surrender of your Common Stock and payment for your shares of Common Stock.

This Information Statement is dated       , 2013, and is first being mailed to our stockholders on or about      , 2013.

Following the receipt of the Consent, no other stockholder vote is required. This Information Statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated thereunder and the provisions of the General Corporation Law of the State of Delaware, solely for the purpose of informing stockholders of the Merger Transactions before they take effect and of their appraisal rights.

By order of the Board of Directors,

Frederick M. Pevow, Jr.

President and Chief Executive Officer

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SUMMARY OF TERMS OF MERGER TRANSACTIONS

Special Factors (see page 8)

Structure of the Merger (see page 17)

The Special Committee (see page 17)

Recommendation of the Special Committee and the Board (see page 17)

Position of the Acquiror Filing Persons as to the Fairness of the Merger (see page 26)

Conduct of the Business of the Company if the Merger is not Consummated (see page 30)

Interests of Certain Persons in the Merger (see page 30)

Support Agreements (see page 32)

Material U.S Federal Income Tax Consequences (see page 33)

Accounting Treatment

The Parties (see page 40)

The Merger Agreement (see page 44)

Procedures for Exchange of Shares for Merger Consideration

Appraisal Rights (see page 49)

Questions

SPECIAL FACTORS

Background

Structure of the Merger

The Special Committee

Recommendation of the Special Committee and the Board of Directors

Reasons for the Merger

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board

Certain Information Prepared by Our Management

Case I – Orderly Liquidation with No Bankruptcy of Gateway Offshore Pipeline Company

Material Assumptions

Key Dates

Operating

Extraordinary Corporate Expenses

Gateway Offshore Pipeline Company

Meridian Bank

Asset Sale Values

Material Risks

Case II – Orderly Liquidation After a Bankruptcy of Gateway Offshore Pipeline Company

Material Assumptions

Key Dates

Operating

Extraordinary Corporate Expenses

Gateway Offshore Pipeline Company

Meridian Bank

Asset Sale Values

4

Material Risks

Position of the Acquiror Filing Persons as to the Fairness of the Merger

Certain Effects of the Merger

Plans for the Company After the Merger

Conduct of the Business of the Company if the Merger is not Consummated

Interests of Certain Persons in the Merger

Material Federal U.S. Income Tax Consequences

Rights of Stockholders Who Seek Appraisal

FORWARD-LOOKING STATEMENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER TRANSACTIONS

THE PARTIES

Gateway Energy Corporation

Gateway Energy Holdings LLC

Gateway Acquisition LLC

Principal Stockholders

THE MERGER AGREEMENT

The Merger

Treatment of Shares of Company Stock and Equity Awards

Representations and Warranties

Company Material Adverse Effect Definition

Conditions to the Merger

Conduct Until the Merger

No Solicitation

Termination

Termination Fees

Amendment and Waiver

Indemnification

Expenses

APPRAISAL RIGHTS

COSTS AND FINANCING OF THE MERGER TRANSACTIONS

PAST CONTRACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS

CONDUCT OF THE COMPANY’S BUSINESS AFTER THE MERGER TRANSACTIONS

FINANCIAL INFORMATION

PRICE RANGE OF COMMON STOCK; DIVIDENDS

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

HOUSEHOLDING

ADDITIONAL INFORMATION

ANNEX A – AGREEMENT AND PLAN OF MERGER

ANNEX B – sECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

ANNEX C – FORM OF SUBSCRIPTION, EXCHANGE AND VOTING AGREEMENT

5

Annex D – ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 (AS AMENDED)

Annex E – QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2013

Annex F – QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2013

Annex G – PROJECTIONS AND MATERIAL ASSUMPTIONS AND LIMITATIONS PREPARED FOR GREYCAP

6

Gateway Energy Corporation

1415 Louisiana Street, Suite 4100

Houston, Texas 77002

Notice of Action by Written Consent and Appraisal Rights

and

Information Statement

This Information Statement is being furnished to you, as a holder of common stock, par value $0.01 (“Common Stock”), of Gateway Energy Corporation, a Delaware corporation (the “Company,” or “we,” “us” or “our), to inform you of (i) the approval by our Board of Directors (the “Board”), upon a recommendation of a Special Committee of the Board (the “Special Committee”), at a meeting held on August 13, 2013 to adopt the Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Gateway Acquisition Co. (“Merger Sub”) and Gateway Energy Holdings, LLC (“Parent”), whereby the Company will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving and changing its name to “Gateway Energy Company, LLC” (the “Surviving Company”), and (ii) our receipt on September  , 2013 of a written consent (the “Consent”) approving the Merger Agreement by stockholders owning approximately 17,221,589 shares of Common Stock, representing approximately 56.25% of the 30,613,637 outstanding shares of Common Stock as of August 12, 2013 (the “Record Date”).  The Board formed the Special Committee to assist in evaluating the fairness to our stockholders of the transactions contemplated by the Merger Agreement and to make a recommendation to the Board.  No other stockholder vote is required due to this representing more than a majority of the outstanding stock in the Company entitled to vote thereon. The resolutions adopted by the Board at its meeting on August 13, 2013 and the Consent give us the authority to effect the transactions contemplated by the Merger Agreement.

As contemplated by the Merger Agreement, and described in more detail below, each share of Common Stock (other than certain excluded shares and dissenting shares) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share (the “Merger Consideration”).  The following shares of Common Stock will not be entitled to the Merger Consideration: (i) shares held by Parent or Merger Sub or any of their respective wholly-owned subsidiaries, (ii) shares held by the Company or any wholly-owned subsidiary of the Company, (iii) shares held by any of the Company’s stockholders who are entitled to and properly exercise appraisal rights under Delaware law and (iv) shares held by the Principal Stockholders (defined below).

Parent, which is owned by Fredrick M. Pevow, Jr. (our President and Chief Executive Officer), John A. Raasch and John O. Niemann, Jr. (two members of the Board) and certain other stockholders of the Company (together, the “Principal Stockholders”), will be the sole stockholder of Surviving Company, moving the control of the Company’s assets to the current senior management team (and certain other investors) that have extensive knowledge of the Company’s operations.  We believe that this transaction creates new opportunities and flexibility and would generate several critical benefits that are urgently needed.  Parent, Merger Sub and the Principal Stockholders are sometimes collectively referred to in this Proxy Statement as the “Acquiror Filing Persons.”  As of the close of business on the Record Date, the Principal Stockholders beneficially own, in the aggregate, approximately 17,221,589 shares of the Common Stock, representing approximately 56.25% of the shares of the outstanding Common Stock.

The amount of the Merger Consideration was the result of negotiations between the Acquiror Filing Persons and their respective advisors, on the one hand, and the Special Committee and its advisors, on the other hand. Because of certain of the Principal Stockholders’ relationships with the Company and the Principal Stockholders’ ownership of Parent, the Board formed the Special Committee to represent the interests of the stockholders of the Company other than the Principal Stockholders.

Stockholders of the Company other than the Principal Stockholders will have the right to seek appraisal of the fair value of their shares of Common Stock if they deliver a demand for appraisal before     , 2013 and comply with all the requirements of Delaware law, which are summarized in this Information Statement and reproduced in their entirety in Annex B.   This notice and the accompanying information statement shall constitute notice to you from the Company of the availability of appraisal rights under Section 262 of the DGCL.

One of the primary intended effects of the Merger Agreement is to enable us to terminate the public registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Provided that the Merger Transactions are completed, we will deregister our Common Stock with the Securities and Exchange Commission (the “Commission”) and we will no longer be required to file periodic reports with the Commission.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Following the receipt of the Consent, no other stockholder vote is required. This Information Statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Exchange Act, the rules promulgated thereunder and the provisions of the General Corporation Law of the State of Delaware, solely for the purpose of informing stockholders of the Merger Transactions before it takes effect and of their appraisal rights.

We urge you to read the entire accompanying information statement carefully. Please do not send in your Common Stock at this time. If the Merger is completed, you will receive instructions regarding the surrender of your Common Stock and payment for your shares of Common Stock.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE TRANSACTION PASSED, UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Information Statement is dated       , 2013, and is first being mailed to our stockholders on or about           , 2013.

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SUMMARY OF TERMS OF MERGER TRANSACTIONS

The following summary, together with the “Questions and Answers about the Merger Transactions,” are intended only to highlight certain information contained elsewhere in this Information Statement. This summary and the question and answer section may not contain all the information that is important to you and the other stockholders. To more fully understand the proposed Merger and the terms of the Merger Agreement, you should carefully read this entire Information Statement, all of its Appendices and the documents referenced in this Information Statement. For instructions on obtaining more information, see “Additional Information.” The Company has included page number references in this summary to direct you to a more complete description of the topics presented in this summary.

Special Factors

 (see page 8)

For a description of the special factors considered in connection with the Merger Transactions, see “Special Factors.”

Structure of the Merger

 (see page 17)

Pursuant to the Merger Agreement, the Company will merge with and into Merger Sub. After the Merger, Merger Sub will continue as the Surviving Company and as a wholly-owned subsidiary of Parent, and will change its name to “Gateway Energy Company, LLC”. Upon completion of the Merger, the Company will cease being a reporting company under the Exchange Act.

The Special Committee

 (see page 17)

The Board formed the Special Committee to assist in evaluating the fairness to our stockholders of the transactions contemplated by the Merger Agreement and to make a recommendation to the Board.   The members of the Special Committee are Messrs. David F. Huff and Perin Greg deGeurin. Mr. Huff is the Chairman of the Special Committee. The members of the Special Committee are not employees or directors of Parent or Merger Sub and are not employees of the Company. Both directors are “independent” pursuant to the requirements of the listing rules of the NASDAQ Stock Market. For more information, please see the sections entitled “Special Factors — Background,” “— Recommendation of the Special Committee and the Board,” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Recommendation of the Special Committee and the Board

 (see page 17)

The Board unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the stockholders.  The Company believes that the Merger Agreement and the Merger are advisable, and are both procedurally and substantively fair and in the best interests of the Company and the stockholders. The Company’s belief is based upon the recommendation of the Special Committee and the Board, and the other factors described under “Special Factors — Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Position of the Acquiror Filing Persons as to the Fairness of the Merger (see page 26)

GreyCap Energy, LLC, Frederick M. Pevow, Jr., Crosscap Management, Inc., Brady E. Crosswell, Henry Crosswell, IV, John A. Raasch, Christopher Robert Sis, John O. Niemann, Jr., Brett C. Rule, Steven Scheler, John E. O’Shea, Jr. and Chauncey J. Gundelfinger, Jr. (collectively referred to herein as the “Acquiror Filing Persons” or the “Principal Stockholders”) believe that the Merger is both procedurally and substantively fair to the Company’s unaffiliated stockholders, which are all of the Company’s stockholders excluding (1) the Principal Stockholders, (2) our other directors and executive officers, and (3) to the extent that they own shares of our Common Stock, affiliates of the Company

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(collectively, the “Unaffiliated Stockholders”). The Acquiror Filing Persons’ belief is based upon their knowledge and analysis of the Company, as well as the other factors described under “Special Factors — Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board” and “Special Factors — Position of the Acquiror Filing Persons as to the Fairness of the Merger.   Each of the Acquiror Filing persons is a filing person on the Rule 13e-3 Transaction Statement on Schedule 13e-3 filed with respect to the Merger.

Conduct of the Business of the Company if the Merger is not Consummated

 (see page 30)

If the conditions of the Merger Agreement are not achieved, the Company will be unable to consummate the Merger. As a result, Meridian Bank may demand payment of its debt under our Loan Agreement, which would have a material adverse effect on our liquidity, business and financial condition and may result in our bankruptcy or the bankruptcy of our subsidiaries. For more information, please see “Special Factors — Background” and “— Conduct of the Business of the Company if the Merger is not Consummated.”

Interests of Certain Persons in the Merger (see page 30 )

In considering the recommendation of the Special Committee and the Board with respect to the Merger, stockholders should be aware that the parties involved have interests that may present them with actual, potential or apparent conflicts of interest in connection with the Merger.  In connection with the transactions contemplated by the Merger and pursuant to the terms of Subscription, Exchange and Voting Agreements (the “Support Agreements”), the Principal Stockholders, including Frederick M. Pevow, Jr., John A. Raasch and John O. Niemann, Jr., will (i) acquire Class A Units of Parent in exchange for a per unit purchase price of $0.0175 in order to fund a portion of the Merger Consideration and (ii) acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the shares of Common Stock owned by the Principal Stockholders, in each case, immediately prior to the Effective Time.  Mr. Pevow, the Company’s President and Chief Executive Officer and a member of the Board, will own 21.19% of the capital units of the Parent following such transactions and John O. Niemann, Jr. and John A. Raasch, each a member of the Board, will own 9.86% and 7.74%, respectively, of the capital units of Parent.  Mr. Pevow will serve as the sole manager of the Surviving Company and will serve as an executive officer of the Parent and its subsidiaries after the Merger.  The Principal Stockholders, including Messrs. Pevow, Niemann and Raasch, will directly benefit by their acquisition of control of the Parent because such control will provide them with control over any issues with regards to the Surviving Company.  David F. Huff and Perin Greg deGeurin, each a member of the Board, will receive the same Merger Consideration for their shares of Common Stock as the Unaffiliated Stockholders in the Merger and will have no continuing equity ownership.  Messrs. Huff and deGeurin will each receive a cash payment, in the amount of the Merger Consideration, for their unvested restricted stock.  None of the members of the Board or the Company’s executive officers will receive any other cash payments in connection with the Merger and they will not have the ability to take advantage of net operating loss carry forwards.  The Board was aware of these actual, potential or apparent conflicts of interest and considered them along with other matters described in the sections entitled “Special Factors — Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”   For more on the interests of the Principal Stockholders, the Board and management, see “Special Factors – Interests of Certain Persons in the Merger.”

Support Agreements (see page 32)

The Principal Stockholders have all agreed (i) to acquire Class A Units of Parent in exchange for a per unit purchase price of $0.0175 in cash, in order to fund a portion of the Merger Consideration and (ii) to acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the shares of Common Stock owned by the Principal Stockholders, in each case, immediately prior to the Effective Time, pursuant to the terms of the Support Agreements.  Pursuant to the terms of the Support Agreements, each of the Principal Stockholders agreed to vote its shares of Common Stock (i) in favor of the adoption and approval of the Merger and all of the transactions contemplated thereby and (ii) against (a) any action, proposal, transaction or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty of the Company under the Merger Agreement or any Principal Stockholder under the Support Agreements and (b) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Parent’s, the Company’s or the Merger Sub’s  conditions under the Merger Agreement or change in any manner the voting rights of any class of Company stock.  Each Principal Stockholder appointed Parent, and any designee of Parent, as its proxy and attorney-in-fact, with full power to vote or act by written consent during the term of the Support Agreements with respect to its shares of Common Stock.  The

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closing of the transactions contemplated by the Support Agreement is subject to certain customary closing conditions. The Support Agreements will terminate upon the earlier to occur of (i) the effective time of the Merger or (ii) the date on which the Merger Agreement is terminated pursuant to its terms.  A copy of the form of Support Agreements is attached as Annex C to this Information Statement.

Material U.S Federal Income Tax Consequences

 (see page 33)

If you are a U.S. holder (defined in the section entitled “Special Factors – Material Federal U.S. Income Tax Consequences”), the receipt of cash in exchange for shares pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes.  You generally will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between (x) the amount of cash you receive and (y) your adjusted tax basis in the exchanged shares.

If you are a non-U.S. holder (defined in the section entitled “Special Factors – Material Federal U.S. Income Tax Consequences”), the receipt of cash in exchange for shares pursuant to the Merger will generally not be a taxable transaction to you for U.S. federal income tax purposes unless (i) you are an individual who is present in the United States for 183 or more days during the taxable year of such disposition and certain other conditions are met or (ii) the gain is effectively connected with your conduct of a trade or business in the United States, and, if required by an applicable tax treaty, also attributed to a permanent establishment maintained by you in the United States.

In connection with the Merger, the Company will recognize gain or loss equal to the difference between (i) the aggregate fair market value of the Company’s assets at the Effective Time, and (ii) the Company’s adjusted tax basis in the assets.

The Company strongly urges each stockholder to consult the stockholder’s own tax advisor as to the particular tax consequences to the stockholder as a result of the Merger, including the application of U.S. federal, state, local and foreign tax laws and possible changes in those laws.

Accounting Treatment

The Surviving Company will account for the Merger as a business combination using the purchase method of accounting for financial accounting purposes, whereby the estimated purchase price would be allocated to the assets and liabilities of Gateway Energy Corporation based on their relative fair values following FASB Accounting Standards Codification Topic 805, Business Combinations.

The Parties (see page 40 )

Gateway Energy Corporation (see page 40)

The Company is engaged in the midstream energy business.  We own and operate natural gas distribution, gathering and transmission pipeline systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  For the year ended December 31, 2012, all of our revenue was generated under contracts with either fee-based rates or back-to-back purchases and sales based on the same published monthly index price, of which all are renewed on an annual basis or on a long-term basis.

The Common Stock is currently registered with the Commission under the Exchange Act and quoted on the Over-the-Counter Bulletin Board under the symbol “GNRG.”

The mailing address of the Company’s principal executive offices is 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, and the telephone number is (713) 336-0844.

Gateway Energy Holdings LLC (see page 42)

Parent was formed for the sole purpose of acquiring control of the Company. Parent has not engaged in any business except for activities incidental to its formation and in connection with the Merger and other transactions contemplated by the Merger

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Agreement. Parent was formed by, and currently is owned by, the Principal Stockholders. Of the Principal Stockholders, Mr. Pevow is our President and Chief Executive Officer and is a member of the Board, and Messrs. Raasch and Niemann are members of the Board.   The mailing address of Parent’s principal executive offices is 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, and the telephone number is (713) 336-0844.

Gateway Acquisition LLC (see page 42)

Merger Sub is a wholly-owned subsidiary of the Company. Merger Sub was formed for the purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will change its name to “Gateway Energy Company, LLC”. Merger Sub has not conducted any activities to date other than those related to its formation and activities in connection with the Merger and the transactions contemplated by the Merger Agreement.  The mailing address of Merger Sub’s principal executive offices is 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, and the telephone number is (713) 336-0844.

Principal Stockholders (see page 42)

The Principal Stockholders are comprised of Fredrick M. Pevow, Jr. (our President and Chief Executive Officer), John A. Raasch and John O. Niemann, Jr. (two members of the Board) and certain other stockholders of the Company. The Principal Stockholders have agreed (i) to acquire Class A Units of Parent in exchange for a per unit purchase price of $0.0175 in order to fund a portion of the Merger Consideration and (ii) to acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the shares of Common Stock owned by the Principal Stockholders, in each case, immediately prior to the Effective Time, pursuant to the terms of the Support Agreements.  The Principal Stockholders are also parties to the Consent.  A copy of the form of Support Agreement is attached as Annex C to this Information Statement.    For more information on the Principal Stockholders and the Support Agreements, see “Special Factors – Interests of Certain Persons in the Merger – The Principal Stockholders.”

The Merger Agreement

 (see page 44)

The Merger (see page 44)

Pursuant to the Merger Agreement, the Company will merge with and into Merger Sub (the “Merger”). After the Merger, Merger Sub will continue as the Surviving Company and as a wholly-owned subsidiary of Parent, and will change its name to “Gateway Energy Company, LLC”. Upon completion of the Merger, the Company will cease being a reporting company under the Exchange Act.

Conditions to the Merger (see page 45)

The completion of the Merger is subject to, among other things, satisfaction or waiver (to the extent waiver is permitted by the Merger Agreement and applicable law) of the following conditions:

  lapse of 20 days after mailing of this Information Statement;
  no governmental entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced or entered any laws or orders, whether temporary, preliminary or permanent, that make illegal, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by the Merger Agreement;
  all consents, approvals and other authorizations of any governmental entity required to consummate the Merger and the other Merger Transactions shall have been obtained, free of any condition that would reasonably be expected to have a Company Material Adverse Effect (as defined under “The Merger Agreement”) or a material adverse effect on the ability of Parent and Merger Sub to consummate the Merger Transactions;
  the accuracy, in all material respects as of the closing date of the Merger, of the representations and warranties of the parties to the Merger Agreement;
  the performance, in all material respects, by the parties to the Merger Agreement of their respective agreements, covenants and obligations thereunder; and
  the absence of any fact, event, change, development or set of circumstances that has had, individually or in the aggregate, a Company Material Adverse Effect.

The Merger Consideration (see page 44)

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Under the terms of the Merger Agreement, at the Effective Time, each share of Common Stock (other than certain excluded shares and dissenting shares) will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share.   For information on the treatment of Company options and restricted stock, see “The Merger Agreement – Treatment of Shares of Company Stock and Equity Awards.”

No Solicitation (see page 46)

The Merger Agreement requires that the Company not, and not authorize or permit its directors, officers, employees, advisors and investment bankers, to, directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal (as defined in the Merger Agreement) or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or take certain other actions described under “The Merger Agreement — No Solicitation.”

Termination (see page 47)

The Merger Agreement may be terminated before the Merger is consummated, whether before or after approval by the stockholders, by mutual written agreement of Parent, Merger Sub and the Company. It may also be terminated if certain events occur as described under “The Merger Agreement – Termination.”

Expenses (see page 48)

Each party to the Merger will bear its own expenses, including, without limitation, financial advisor fees, legal fees, financing commitment fees, and printing and filing fees, to the extent such expenses are incurred by the party in connection with their respective obligations under the Merger Agreement. It is expected that any expenses of Parent or Merger Sub will become expenses of the Surviving Company after the Merger.

Procedures for Exchange of Shares for Merger Consideration

Promptly after the Effective Time, Parent or the Exchange Agent will mail a transmittal letter to each record holder of Common Stock as of the Effective Time containing instructions with respect to how to exchange certificates representing shares of Common Stock and uncertificated shares of Common Stock for the Merger Consideration. Stockholders must wait until they receive such instructions to exchange their certificates representing shares of Common Stock and uncertificated shares of Common Stock for the Merger Consideration. Such holders will need to review carefully and complete such materials and return them as instructed along with their certificates representing shares of Common Stock and uncertificated shares of Common Stock. Stockholders should not attempt to surrender any certificates representing shares of Common Stock and uncertificated shares of Common Stock until they receive these instructions. If your shares are held in “street name” by your bank or broker, you will not receive a letter of transmittal, but will receive instructions from your bank or broker as to how to receive the Merger Consideration in exchange for your shares through your bank or broker.

Do not attempt to surrender any certificates representing shares of Common Stock or uncertificated shares of Common Stock until you receive a letter of transmittal from Parent or the Exchange Agent or a communication from your bank or broker containing instructions for surrendering your certificates representing shares of Common Stock and uncertificated shares of Common Stock.

Appraisal Rights

 (see page 4 9)

Stockholders are entitled to appraisal rights under the General Corporation Law of the State of Delaware (the “DGCL”) in connection with the Merger. This means that you are entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the Merger Consideration if you follow exactly the procedures specified under the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before September      , 2013. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. See “Appraisal Rights” beginning on page 33 and the text of the Delaware appraisal rights statute reproduced in its entirety as

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Annex C to this Information Statement. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

For more, see “Appraisal Rights.”

Questions

If you have questions about the Merger or would like additional copies of this Information Statement, you should contact the Company at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, Attention: Investor Relations, telephone number (713) 336-0844.

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SPECIAL FACTORS

Background

We had available cash of $104,150 at June 30, 2013.  In addition, as of June 30, 2013, we had current debt obligations of $1,682,674 and current asset retirement obligations of $569,491.  Our current debt obligation of $1,682,674 as of June 30, 2013 consists of indebtedness outstanding under our Loan Agreement with Meridian Bank (the “Loan Agreement”).  At June 30, 2013, we were not in compliance with some of the financial covenants of the Loan Agreement and have not received a waiver of this non-compliance.  Therefore, Meridian Bank has the right to exercise its remedies under the Loan Agreement and related security agreements, including declaring the outstanding balance of the loan immediately due and payable and foreclosing on substantially all of our assets.   In addition, on June 24, 2013, our wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is alleging that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).

Based on our cash position as of June 30, 2013, and projected cash flows from operations , which were prepared for the Special Committee on July 16, 2013, we will not have the ability to repay our existing debt obligations (including our $1,682,674 current debt obligation), the customer demand amount, committed capital expenditures or asset retirement obligations unless we are able to obtain additional financing or raise cash through other means, such as asset sales.  If we are unsuccessful in those efforts, if we are unable to successfully resolve the foregoing customer claim or if Meridian Bank exercises its right to declare the outstanding balance of the Loan Agreement immediately due and payable, we and/or our subsidiaries, including Gateway Offshore Pipeline Company, may be unable to continue our operations or be required to seek bankruptcy protection.   For additional information on our projected cash flows, please see the section entitled “Special Factors – Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

We have explored a range of alternatives to reduce indebtedness under the Loan Agreement and to reduce costs, including the cost burdens of being a publicly traded company.  Alternatives that have been considered by our Board and/or management include, as described in further detail below, continuing as a public company and using cash flow from operations or issuances of equity and debt securities to reduce our indebtedness, effecting a going private transaction followed by a conversion into a limited liability company treated as a partnership for tax purposes, liquidation and selling certain pipeline and pipeline facility assets  to raise funds to, in part, restructure and reduce the amount owed under the Loan Agreement.  As discussed in more detail below, each of these alternatives was eventually determined to be unfeasible for the Company.

On April 2, 2010, GEC Holding, LLC (“GEC Holdings”) and Frederick M. Pevow, Jr., who owns all of the outstanding capital stock of GEC, initiated a consent solicitation to (i) remove all members of our Board, other than John A. Raasch, and (ii) to elect Perin Greg deGuerin, David F. Huff, John O. Niemann, Jr. and Frederick M. Pevow, Jr. to our Board.

On June 1, 2010, we entered into an agreement with GEC Holdings and Mr. Pevow to resolve the consent solicitation, including among other matters, to remove the former members of the Board, other than Mr. Raasch, to appoint Messrs. deGeurin, Huff, Niemann, Pevow and VanderLinden to the Board and to reimburse GEC Holdings and Mr. Pevow for actual out-of-pocket fees and expenses incurred in the consent solicitation, up to a maximum of $300,000. On June 3, 2010, the Board appointed Mr. Pevow as our Chief Executive Officer and President.

Over the course of July 2012 and August 2012, we held unsuccessful discussions with various financial institutions and industry participants to finance an asset acquisition and to refinance the Loan Agreement through third parties other than Meridian Bank. During the same period, we lost two contracts with our customers due to the cessation of oil and gas production activities on our offshore pipelines which, in combination with the previous loss of customer contracts during the period from April 2011 to June 2012, constituted 50% of our offshore customer contracts as of March 2011. In late August 2012 and early September, 2012, we held discussions with Meridian Bank, during which they indicated a desire for us to raise an additional $300,000 in equity and reduce our general and administrative expenses, including by going private, to amend our bank covenants and to reduce principal amortization requirements on our bank indebtedness for approximately six months.

At a Board meeting held on September 17, 2012, Mr. Pevow informed the Board of the rapid and unexpected deterioration of our offshore operations, increased current asset retirement obligations, our likely non-compliance with Loan Agreement covenants as of September 30, 2012 and the request by Meridian Bank for us to raise

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additional equity and reduce costs by going private. Mr. Pevow introduced William H. Bauch of Merchant Advisory Group LLP, who had been engaged to help us assess various sources of capital. Mr. Bauch described steps he had taken and the difficulty he had encountered in trying to arrange new sources of capital for us as a public company. Mr. Pevow then introduced legal counsel from Porter Hedges LLP (“Porter Hedges”). Mr. Pevow informed the Board that Porter Hedges was experienced in corporate transactions and could provide legal counsel to the Board regarding the various alternatives under consideration.  Mr. Pevow then led a discussion with the Board regarding a possible going private transaction followed by our conversion from a public C corporation to a limited liability company taxed as a partnership (“ LLC”) (altogether an “ LLC Conversion Transaction”). Mr. Pevow explained that such a transaction could address our financial liquidity issues, enhance our ability to raise attractively priced equity capital and reduce our general and administrative costs, including the cost burdens of being a publicly traded company. Counsel from Porter Hedges led a discussion of various legal aspects with respect to the proposed LLC Conversion Transaction, and related matters . After Messrs. Bauch and legal counsel exited the meeting, Mr. Pevow informed the Board that he would be interested in leading a group of investors to propose an LLC Conversion Transaction, including an investment in our common stock of up to approximately $631,000 at a price of $.015 per share to retire bank debt by at least $300,000, to finance transaction costs and to redeem , though a reverse stock split or otherwise, all common stockholders owning less than 200,000 shares of Common Stock at a price of $.015 per share. The Board then rejected further action regarding this proposal and asked Mr. Pevow to evaluate (i) our continuation as a public company and (ii) the reduction of our general and administrative costs by moving our principal executive offices to a location with a lower rent and by asking Meridian Bank to forego principal amortization on our loan for approximately three years.

On September 18, 2012, Mr. Pevow responded to the Board’s request via email that: (i) we could not move offices prior to our lease expiration in April 2013, (ii) our cost savings from moving our offices would not generate enough cash to amortize debt after three years or to build value as a going concern, and (iii) Meridian Bank would not effectively subordinate principal amortization to our asset retirement obligations for three years in light of their previous requests.

On September 19, 2012, Mr. Niemann sent an email to the Board concurring with Mr. Pevow that we should not approach Meridian Bank to forego principal amortization for an extended period with the low amount of cost savings realizable without a going private transaction.

The Board reconvened on September 21, 2012.   At the September 21 meeting, the Board agreed to evaluate additional near-term strategic alternatives other than a going private transaction in order to satisfy Meridian Bank’s requests and to increase financial liquidity , by authorizing Mr. Pevow to explore strategic alternatives with respect to our offshore Gulf of Mexico pipeline assets (“Offshore”), including divesting Offshore and isolating the asset retirement obligations within the subsidiary holding the offshore assets, and by authorizing Mr. Raasch to explore the sale of a Company issued subordinated note having a principal amount of $250,000 and a lump sum principal payment in five years to an unaffiliated individual.

On September 24, 2012, Mr. Pevow contacted an unaffiliated third party (“Party A”) to inquire into their interest in acquiring Offshore.

With respect to the Board’s evaluation of isolating the asset retirement obligations within the subsidiary holding the offshore assets, Mr. Pevow reported to the Board on September 24, 2013 that the bond financing with RLI Corp. was guaranteed by the Company and a letter of credit with Meridian Bank to support our credit with RLI Corp. was the Company’s obligation, and that the Company would retain financial exposure of at least the $300,000 bond. The Board concurred with the analysis.

On September 26, 2012, Mr. Raasch contacted an unaffiliated individual to inquire of his interest in acquiring a Company issued subordinated note. The person declined participation.

On September 28, 2012, Mr. Pevow made a different proposal to the Board to acquire certain assets, including pipelines and pipeline facilities located in Guadalupe, Hunt and Shelby Counties, Texas, Miller County, Arkansas, Pettis County, Missouri

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and Albany County, New York, for a price of approximately $2,350,000.  Mr. Pevow proposed the asset sale in order to enable us to retire substantially all of our bank indebtedness with Meridian Bank. The asset sale would be part of a prospective agreement with Meridian Bank to amend our  covenants and principal amortization requirements. The Board asked Mr. Raasch to explore alternative asset sales and decided to postpone further discussions with Mr. Pevow until the Board had retained legal counsel, which was later addressed by the Asset Sale Special Committee’s (as defined below) retention of counsel on October 11, 2012.

On October 2, 2012, Mr. Raasch called Mark Fox, an asset broker who has previously represented us in the acquisition of our Hickory Creek pipeline system located in Denton County, Texas (“Hickory Creek”), to contact Mr. Pevow in order to assist us in exploring a potential sale of either our pipeline located within the City of Waxahachie in Ellis County, Texas (“Waxahachie”) or Hickory Creek. On October 9, 2012, we formally retained Mr. Fox and authorized Mr. Fox to disclose preliminary financial and operating information with potential acquirers. During that week, Mr Fox contacted two unaffiliated third parties (“Party B” and “Party C”) and reported to Mr. Pevow that both parties had communicated interest in acquiring either Waxahachie or Hickory Creek. After initial discussions with Mr. Fox, a phone call between Mr. Pevow and representatives of Party B on October 9, 2012 and information exchanges, neither Party B nor Party C contacted us again to make definitive proposals.

On October 11, 2012, the Board , at a meeting including representatives of Porter Hedges formed a special committee (the “Asset Sale Special Committee”) consisting of David F. Huff, who was appointed as chairman of the Asset Sale Special Committee, John O. Niemann, Jr. and John A. Raasch.  The Asset Sale Special Committee was empowered to consider the proposal from Mr. Pevow for the asset sale.

Also on October 11, 2012, the Board formed a second special committee, consisting of John A. Raasch and Perin Greg deGeurin (the “Strategic Alternatives Special Committee”).  The Strategic Alternatives Special Committee was formed to explore and evaluate alternatives available to reduce the cost burdens of being a publicly traded company, including whether to terminate registration under the Exchange Act, and to evaluate other alternatives, including conversion into a limited liability company, which would provide the Company with greater access to capital in order to meet its present and future business needs. The Strategic Alternatives Special Committee decided to postpone its activities pending the outcome of an asset sale and a forbearance agreement or otherwise amended loan agreement with Meridian Bank.

Following the meeting of the Board on October 11, 2012 , the Asset Sale Special Committee met with representatives of Porter Hedges.  A representative from Porter Hedges described certain work performed for us while he was a member of another firm, as well as the work previously performed by Porter Hedges for us, which was limited to special counsel representation on a potential acquisition, which never advanced beyond preliminary negotiations and advising the Board regarding the legal aspects of an LLC Conversion Transaction at the Board meeting on September 17, 2012.  Members of the Asset Sale Special Committee then inquired as to the experience and qualifications of Porter Hedges as well as their past dealings with Mr. Pevow.  Following the Asset Sale Special Committee’s discussion and analysis of legal counsel’s qualifications and prior representation of us, the Asset Sale Special Committee determined that the work conducted by legal counsel with Porter Hedges was immaterial, that such counsel was sufficiently independent of Mr. Pevow and that Porter Hedges should be engaged as counsel to the Asset Sale Special Committee.

Following the meeting of the Asset Sale Special Committee on October 11, 2012, the Strategic Alternatives Special Committee met with representatives of Porter Hedges.  A representative from Porter Hedges again described certain work performed for us as a member of another firm, as well as the work previously performed by Porter Hedges for us and Porter Hedges’ engagement by the Asset Sale Special Committee.  Following the Strategic Alternative Special Committee’s discussion and analysis of such prior representation of us, the Strategic Alternatives Special Committee determined that the work conducted was immaterial and that Porter Hedges should also be engaged as counsel to the Strategic Alternatives Special Committee.

On October 16, 2013, Mr. Pevow and Doug Moss, our operations consultant, met with representatives of Party A to follow-up on a possible sale of Offshore. Party A informed us of their preference to evaluate Offshore as part of a larger transaction with us, potentially including a joint venture or sale of our pipeline located in Madison County, Texas (“Madisonville”).

On October 25, 2012, the Asset Sale Special Committee met and decided that its valuation of the pipeline located in Albany County, New York, and the time needed to obtain approval from the New York State PSC in the event of a sale, made a sale of the Albany County pipeline problematic. On October 26, 2012, Mr. Huff informed Mr. Pevow in a telephone conversation, that the Asset Sale Special Committee would no longer consider Mr. Pevow’s original asset

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acquisition proposal but that it would consider a proposal for those assets not located in Albany County.

On November 3, 2012, Mr. Fox contacted an unaffiliated third party (“Party D”) to explore their interest in acquiring Waxahachie.

On November 5, 2012, Mr. Pevow made a second proposal for the sale of only the pipelines and pipeline facilities located in Guadalupe, Hunt and Shelby Counties, Texas, Miller County, Arkansas, and Pettis County, Missouri to him for approximately $2,000,000. The second asset sale proposal was never acted on by the Asset Sale Special Committee and was subsequently revised by a third proposal from Mr. Pevow.

On November 13, 2012, Mr Pevow and Mr Fox held a due diligence conference call with the president of Party D. On November 14 and 15, Mr. Fox also solicited indications of interest from three additional unaffiliated third parties (“Party E,” “Party F” and “Party G”) to acquire Waxahachie, but Parties E and F did not respond to the inquiries. Party G responded at a later date, but after consultation between Messrs. Pevow, Niemann and Raasch, we decided to decline further conversations with Party G due to legal forfeitures involving the principals of Party G from a prior civil lawsuit.

On November 15, 2012, the chief executive officer of a private energy company (“Party H”) contacted Mr. Pevow to indicate their interest in pursuing an unspecified transaction with us.

On November 17, 2012, Mr. Pevow made a third proposal to the Asset Sale Special Committee to acquire only the pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, for a price of $1,100,000. The Asset Sale Special Committee met telephonically later that day, with Porter Hedges present, to consider Mr. Pevow’s third proposal. Porter Hedges advised the Asset Sale Special Committee that entry into an asset sale agreement should be made concurrently with a forbearance agreement with Meridian Bank and suggested that Mr. Huff meet with Meridian Bank to gauge their willingness to enter into a forbearance agreement.

On November 19, 2012, Mr Huff spoke with representatives of Meridian Bank, who indicated a willingness to restructure our loan on a long-term basis provided that all asset sale proceeds be used to retire bank debt and that we commit to a going private transaction to reduce general and administrative costs.

On November 26, 2012, Mr. Pevow and the chief executive officer of Party H met at our offices. At the meeting, the chief executive officer of Party H asked Mr. Pevow to discuss with our Board whether a corporate transaction would be preferable to an asset sale. Mr. Pevow informed him that he would communicate Party H’s interest to our Board and that we were focused on asset sale proposals in order to restructure our bank debt by December 31, 2012.

On November 27, 2012, Mr. Pevow notified Party A that in order for us to consider a proposal from them, they would need to submit it by November 28, 2012 and close a transaction on or before December 31, 2012. Later that day, Party A sent us a draft of a letter of intent to sell them six of our seven offshore pipelines and Madisonville for a price of $100 and a reversionary interest in Madisonville, subject to up to a 90-day due diligence review and definitive agreements.

Also on November 27, 2012, Messrs. Pevow and Huff sent a counterproposal to Meridian Bank’s request that all asset sale proceeds be used to retire bank debt, offering to use $825,000 of the $1,100,000 proceeds from an asset sale of the pipelines located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri to retire bank debt with the remaining $275,000 of the proceeds held back to finance offshore abandonment obligations (“ARO”). In addition, we proposed to issue a $75,000 subordinated note to certain stockholders with all of the proceeds from the note sale used to augment the asset sale financing of the AROs.  We further agreed to evaluate a going private transaction to reduce costs.

On November 28, 2012, a representative of Meridian Bank called Mr. Pevow and told him that Meridian Bank was willing to proceed with our counterproposal, subject to conditions precedent and definitive agreements.

On November 30, 2012, Mr. Pevow and representatives of Party of D discussed due diligence matters related to Waxahachie.

On December 3, 2012, Mr. Pevow notified Party C that, although we were pursuing another imminent transaction, we would consider selling Hickory Creek in addition to Offshore and Madisonville, to raise sufficient proceeds to retire the Loan Agreement and finance the current portion of the ARO, and reiterated that a transaction would need to close on or before

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December 31, 2012.

On December 4, 2012, the Asset Sale Special Committee held a telephonic meeting and recommended that the Board proceed with Mr. Pevow’s third proposal and the Meridian Bank refinancing, subject to definitive agreements, and authorized Mr. Huff to negotiate definitive sale agreements with Mr. Pevow. At a telephonic Board meeting immediately following the Asset Sale Special Committee meeting, the Board, among other things, discussed Party H’s interest in a corporate transaction with us and Party A’s interest in a sale of Offshore and Madisonville. The Board concluded that completing an asset sale and an amendment to the Loan Agreement was a priority and authorized Mr. Pevow to tell the chief executive officer of Party H that we would revisit the topic of a corporate transaction in January 2013, which Mr. Pevow did in a phone call following the Board meeting.

On December 10, 2012, Party D submitted a letter to us with a preliminary proposal to acquire Waxahachie for $2,900,000, subject to our right to repurchase the asset after three years at a 10% compounded annual rate of return.

On December 11, 2012, Mr. Pevow forwarded the letter from Party D to the Asset Sale Special Committee.

On the morning of December 12, 2012, Mr. Pevow and Mr. Moss met with representatives of Party D at our offices to discuss additional due diligence matters.

At a meeting early in the afternoon on December 12, 2012, Party A indicated to Messrs. Pevow and Moss that, on a preliminary basis, it would acquire Hickory Creek, Madisonville and Offshore (excluding two pipelines with pending abandonments) for an aggregate price between $1,000,000 to $1,500,000. Mr. Pevow declined to pursue further conversations on the basis of an insufficient implied price for Hickory Creek and a lack of assurance by Party A that it could close an asset sale within 30 days.

On December 12, 2012, our wholly owned subsidiary, Gateway Pipeline USA Corporation (“Gateway Pipeline USA”) entered into an asset sales agreement with GEC Holdings, LLC (“GEC Holdings”) pursuant to which Gateway Pipeline USA agreed to sell certain assets, including certain pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, as well as certain surface contracts, commercial contracts and records related to the operation of the facilities (the “Pipeline Assets”) to GEC Holdings for $1,100,000.  All of the issued and outstanding capital stock of GEC Holdings is owned by Mr. Pevow, who, in addition to being our Chief Executive Officer and a member of our board, is also a director of Gateway Pipeline USA.  Additionally, Mr. Pevow is the acting President of GEC Holdings.  The asset sales agreement provided for a mechanism pursuant to which interested third party buyers could present superior proposals for the Pipeline Assets to the Asset Sale Special Committee.

On December 13, 2012, Party D sent Mr. Pevow a revised offer to acquire Waxahachie for $3.2 million, exclusive of a repurchase right. On December 14, 2012, Mr. Pevow forwarded the revised offer and spoke to Mr. Niemann and the two agreed that the Asset Sale Special Committee should respond on our behalf. On December 15, 2012, the Asset Sale Special Committee decided that Party D’s offer was not superior to the asset sales agreement with GEC Holdings, based on proceeds to us of $3.021 million, net of transaction fees, implying a multiple of 4.78x the average operating margin of $631,000 generated by Waxahachie in 2011 and 2012, and the negative impact to future cash flow of the loss of operating margin from Waxahachie relative to the $361,728 of EBITDA generated in 2012. On December 17, 2012, Mr. Niemann called Party D to inform them of the Board’s disappointment with the withdrawal of the repurchase right from their offer and to offer to sell Waxahachie for $3.6 million or to sell Waxahachie for $3.0 million with a $3.2 million repurchase right by us. Party D declined to pursue a transaction on the terms offered by Mr. Niemann.

Between December 18, 2012 and December 31, 2012, three parties, including Party H, and two additional unaffiliated third parties (“Party I” and “Party J”), indicated their interest in the Pipeline Assets to Mr. Huff but none decided to make firm proposals, although Party H reiterated their desire to continue conversations regarding a corporate transaction

On January 7, 2013, Meridian Bank contacted Mr. Pevow to ask him to consider a sale of Offshore or Madisonville, a non-cash flow producing asset, to decrease our exposure to our current asset retirement obligations and to further improve our financial liquidity. On the same day, Mr. Pevow discussed our interest in divesting Madisonville with an unaffiliated third party (“Party K”).

On January 11, 2013, at the Board’s request, Mr. Pevow met with the chief executive officer of Party H in response to the two letters that they sent to the Asset Sale Special Committee in

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December 2012, indicating an interest in acquiring us. At the meeting, the chief executive officer of Party H did not clarify the price, structure and timing of closing such transaction and indicated that the Party H and its affiliates might form a master limited partnership (an “MLP ”) and revisit a transaction with us after its MLP formation. Party H did not contact us again.

On January 14, 2013, Mr. Pevow contacted an unaffiliated third party (“Party L”) to assess their interest in acquiring Madisonville.

On January 15, 2013, Brady E. Crosswell, a former principal of Crosscap Management, Inc., a long-term investor in us, contacted Mr. Pevow to ask for a meeting.  At a meeting on January 17, 2013, Mr. Pevow informed Mr. B. Crosswell that we faced near-term liquidity issues, primarily due to the decommissioning of offshore pipelines in early 2013 , and would rather not sell Madisonville at a discounted price. Mr. B. Crosswell indicated an interest in making an equity investment in us through an entity controlled by him named GreyCap Energy LLC (“Grey cap”), to improve our financial condition and liquidity.

On January 21, 2013, Mr. B. Crosswell wrote a letter to our Board proposing to invest $250,000 in us at a price of $.03 per share of Common Stock.

On January 23, 2012, Mr. Moss met representatives of Party K in Madisonville, Texas to conduct field due diligence.

At a Board meeting on January 24, 2013, after discussing the likelihood and timing of a potential sale of Madisonville, and the current asset retirement obligations due in the first half of 2013, the Board authorized Mr. Pevow to complete a $250,000 private placement of Common Stock to Greycap at a price of at least $.03 per share of Common Stock.

On January 29, 2013, Mr. Pevow sent Party K a draft asset sale agreement related to Madisonville and asked them to respond by February 5, 2013.

On January 31, 2013, we engaged an oil and gas financial advisory firm to assist us in the sale of Madisonville by contacting three unaffiliated third parties (“Party M,” “Party N” and “Party O”) to assess their interest. The oil and gas advisory firm was selected based on their energy investment banking expertise and recent success in advising on the sale of the largest oil and gas producer near Madisonville. Party M declined to pursue a transaction and Party N did not made a definitive offer. We continued to engage in discussions with Party O regarding a potential transaction.

Party K did not respond to Mr. Pevow’s attempt to reach them on February 6, 2012.

On February 7, 2013, we signed a subscription agreement with Greycap, pursuant to which Greycap acquired 6,250,000 shares of Common Stock at a price of $.04 per share.

On February 13, 2013, we closed three transactions in order to improve our financial condition and liquidity.  We closed the assets sales agreement related to the sale of the Pipeline Assets to GEC Holdings for $1,100,000.  We also closed on a fifth amendment to our loan agreement with Meridian Bank, pursuant to which certain financial maintenance covenants were amended, such that we are required to maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.  We also closed on the funding of the subscription agreement with Greycap and received aggregate gross proceeds of $250,000. Meridian Bank required us to deposit $450,000 of cash proceeds from the asset sale and Greycap financing in an escrow account to fund future AROs. They also reduced our principal amortization requirements to $10,000 per month and extended the loan maturity to June 30, 2013 in order to allow us enough time to complete a going private transaction.

On February 19, 2013, the Board again discussed the topic of an LLC Conversion Transaction, including one involving Greycap as a sponsor. The Board noted our need to be responsive to our commitment to Meridian Bank and continued to believe that a going private transaction offered numerous strategic benefits, including a reduction in general and administrative expenses and improved access to equity capital.

On March 1, 2013, Mr. Pevow and representatives of our financial advisory firm met with Party O to conduct due diligence on, and discuss their interest in acquiring. Madisonville. Party O declined interest in an acquisition.

On March 4, 2013, Party L declined to pursue an acquisition of Madisonville.

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On March 5, 2013, Messrs. Pevow and B. Crosswell discussed the outline of a potential LLC Conversion Transaction sponsored by Greycap, including the redemption of enough common stockholders to facilitate the termination of SEC reporting requirements. No definitive bid or ask price was established.

On March 21, 2013, Grey cap made a preliminary and non-binding proposal to the Strategic Alternatives Special Committee to sponsor an LLC Conversion Transaction. Grey cap’s proposal contemplated an investment of $400,000 to finance transaction costs and to redeem all common stockholders owning less than 100,000 shares of Common Stock at a price of $.04 per share.

On April 3, 2013, the Strategic Alternatives Special Committee held an initial meeting via teleconference with Porter Hedges regarding Greycap’s proposal.  After a discussion regarding the basic terms of the proposal, Mr. B. Crosswell joined the teleconference to address the committee. Mr. B. Crosswell emphasized that he was not interested in buying out all of our stockholders, but was interested in being a sponsor of an LLC Conversion Transaction.

On April 20, 2013, the Strategic Alternatives Special Committee and Porter Hedges met a second time and asked Mr. Pevow to provide a discounted cash flow analysis of the surviving company.

On April 26, 2013, the Strategic Alternatives Special Committee reconvened with Porter Hedges in attendance. At the meeting, Mr. Pevow presented discounted cash flow analyses for the purpose of negotiating a higher price from Greycap, indicating a range of values between $.015 per share for the downside case and $.116 per share for the upside case. The Strategic Alternatives Special Committee directed Mr. Pevow to respond to Greycap with a counter offer to redeem all common stockholders owning less than 100,000 shares of Common Stock at a price of $.06 per share and to otherwise negotiate a potential transaction with Greygap on this basis.

On April 30, 2013, we responded to Grey cap that we would be willing to proceed with an LLC Conversion Transaction sponsored by Grey cap at a redemption price of $.06 per share to non-participating stockholders, subject to the negotiation of definitive agreements.

On May 1, 2013, we completed the decommissioning of one of our offshore pipelines at a significantly higher cost than the amount of our ARO related to that pipeline.  On May 3, 2013 and May 6, 2013, we received more information that might increase the amount of our ARO accrual on two more of our offshore pipelines as of June 30, 2013.

On May 7, 2013 , at a meeting between Messrs. Pevow and B. Crosswell, we made a request of Geycap that they consider a $350,000 investment in our Common Stock in order to fund the potential increase in our ARO liabilities and enhance our financial liquidity, and provided Greycap with updated projections accounting for a potential increase in the amount to the current portion of our ARO liability. The projections we provided Greycap and material assumptions or limitations are attached as Annex G to this Information Statement.

On May 8, 2013, Greycap sent us a letter informing us that it would consider the $350,000 investment at a price of $.02 per share, contingent on our Board’s approval of an LLC Conversion Transaction at a redemption price of $.04, to be consummated at an undetermined time in the future when Greycap felt comfortable with our financial condition .

On May 17, 2013, the Strategic Alternatives Special Committee met with Mr. Pevow to discuss Greycap’s letter of May 8, 2013 and to determine a strategy for negotiating with Greycap. At the meeting, Mr. Pevow noted Mr. B. Crosswell’s discomfort with our increasing current asset retirement obligations and expressed concern that Greycap might back away from closing an LLC Conversion Transaction before the obligations came due and the maturity of our Loan Agreement with Meridian Bank on June 30, 2013.

Messrs. B. Crosswell and Pevow met on May 24, 2013 to conduct a detailed review of the financial projections we sent him on May 7, 2013.

On May 29, 2013, we received a notification from a customer claiming that their gas gathering agreement with our subsidiary, Gateway Offshore Pipeline Company (“GOPC’), expired in December 2008 and that we had incorrectly invoiced them since that date.

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On June 4, 2013, our Strategic Alternatives Special Committee formally responded to Greycap’s proposal of May 8, 2013, by proposing that Greycap commit to invest $615,000, consisting of (i) $300,000 in equity capital at a price of $.03 per share and (ii) $315,000 to fund an LLC Conversion Transaction to redeem all common stockholders owning less than 100,000 shares of Common Stock at a price of $.03 per share. We further requested that Greycap make a firm commitment to invest the entire $615,000 and that Mr. B. Crosswell respond by June 7, 2013.

On June 7, 2013, Messrs. Pevow and B. Crosswell met and discussed the notification we received on May 29 from the customer alleging that their gas gathering contract expired in December 2008, the loss of future revenue from that customer, and their potential demand to refund them all amounts (approximately $750,000) paid to us thereafter, as well as the potential for downward pricing from our largest customer at Waxahachie.

On June 7, 2013, Mr. B. Crosswell requested that we give him until June 12, 2013 to respond to our proposal as of June 4, 2013.

On June 8, 2013, Christopher Sis, one of our large stockholders , called Mr. Pevow, to discuss our general business prospects. Mr. Pevow informed Mr. Sis that we had been working for some time on a going private transaction with Greycap and that the likelihood of completing a transaction with Greycap on advantageous terms was uncertain. Mr. Pevow also informed Mr. Sis of the pending maturity of our Loan Agreement with Meridian Bank on June 30, 2013, Meridian Bank’s requests to effect a going private transaction to amend our Loan Agreement and our issues with our offshore pipeline subsidiary.  Mr. Sis suggested we consider a going private transaction sponsored by our largest stockholders and Board members.

On June 9, 2013, Mr. Pevow called Mr. Niemann and Mr. Raasch, both members of our Board, to inform them of his conversation with Mr. Sis. Messrs. Pevow, Niemann and Raasch agreed, in light of the June 30, 2013 maturity date of our Loan Agreement, that we could not afford to depend on reaching an agreement with Greycap, and in the absence of an agreement with Greycap, would commit capital to support an LLC Conversion Transaction.

On June 10, 2013, Mr. Pevow called Henry Crosswell, IV, the Managing Partner of Crosscap Management, Inc. (“Crosscap”), to discuss recent developments and the need to effect a transaction. Henry Crosswell indicated a desire to participate in an LLC Conversion Transaction.  Henry Crosswell is a cousin of Brady Crosswell, although Henry Crosswell and Crosscap are unaffiliated with Brady Crosswell and Greycap.

On June 12, 2013, Mr. B. Crosswell sent Mr. Pevow an email declining to make an equity investment in us or to sponsor an LLC Conversion Transaction.

On June 17, 2013, Mr. Pevow met with representatives of the bankruptcy practice of Porter Hedges to discuss our potential AROs and to solicit advice with respect to bankruptcy alternatives available to GOPC. Such discussions were preliminary in nature and Porter Hedges was not engaged to perform any specific cervices on such matters.  We continue to pursue out-of-bankruptcy measures and to evaluate bankruptcy alternatives available to us to minimize our exposure to GOPC liabilities.  We determined to postpone bankruptcy alternatives prior to exhausting negotiations with our largest customer to convey our offshore pipelines to them and prior to soliciting the sale of our pipeline terminating at East Cameron Block 338 in order to build cash within GOPC. We have been unable to accomplish either objective to date.

On July 9, 2013, Mr. Pevow sent emails to Brett Rule and Mr. Gundelfinger to inform them of his planned proposal to sponsor a potential LLC Conversion Transaction. Mr. Pevow outlined the transaction structure and the range of capital commitments under consideration by participating stockholders.

On July 11, 2013, we received an unsolicited proposal from the Principal Stockholders to acquire all of the outstanding shares of common stock of the Company not already owned by such stockholders for $0.015 per share in cash.  Thereafter, the Board formed the Special Committee to act on behalf of the Company in respect of such acquisition proposal.  The Special Committee consisted of two members of the board of directors, David F. Huff and Perin Greg deGeurin, who are independent, and was chaired by Mr. Huff.  The Special Committee was empowered to consider, including the authority to pursue, abandon or reject, the proposal  or consider alternatives to such proposal .

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The Special Committee held its first meeting, with representatives of Porter Hedges in attendance, to consider the proposal immediately after being formed on July 11, 2013.  During the meeting, a representative from Porter Hedges described certain work performed for us while he was a member of another firm, as well as the work previously performed by Porter Hedges for us and Porter Hedges’ engagement by the Asset Sale Special Committee and Strategic Alternatives Special Committee. Following the Special Committee’s discussion and analysis of legal counsel’s prior representation of us and the Asset Sale Special Committee and Strategic Alternatives Special Committee, the Special Committee determined that the work conducted by such counsel was immaterial and that Porter Hedges should be engaged as counsel to the Special Committee.

On July 15, 2013, Mr. Huff had a discussion with a representative of Meridian Bank to discuss the Loan Agreement, which had matured on June 30, 2013.   Following such discussion, Mr. Huff reported to the Special Committee that Meridian Bank had stated that, in the absence of a going-private transaction completed by the end of August 2013, it would explore all of its options, including a demand of payment in full and foreclosure on substantially all of our assets.  Meridian Bank explained that they had discussed a going private transaction with us since 2012. Meridian Bank reiterated their prior view that a going private transaction was the best alternative available to us to reduce general and administrative expenses to facilitate a loan extension, as the expense reductions would be substantial and would be realized immediately upon going private.

On July 16, 2013, the Special Committee held a meeting, including segments with and without Mr. Pevow, to discuss the proposal.  The Special Committee discussed Mr. Huff’s conversation with Meridian Bank and the financial models prepared by Mr. Pevow, which indicated that in the event of an orderly liquidation and a successful bankruptcy of GOPC, a value in the range of $.02 to $.03 per share of Common Stock could be realized.  For more information, please see “Special Factors – Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.” Mr. Pevow indicated that he did not believe an orderly liquidation could be completed. Among other things, Mr. Pevow noted that the loan had matured on June 30, 2013 and that, in the absence of a concrete going private plan and a stabilization in our financial condition, he believed Meridian Bank could begin to exercise their rights under the Loan Agreement, including establishing a lockbox, increasing our interest rate, and foreclosing on their collateral. Mr. Pevow further cited risks related to a bankruptcy of GOPC, including the need to refinance the BSEE bond obligation (see below), the inability to access cash generated inside GOPC, the possibility that no acquirers for our assets would emerge and the high costs of bankruptcy. Mr. Pevow indicated that liquidation proceeds, if any, to our stockholders, could not be distributed prior to resolution of the GOPC bankruptcy. Finally, Mr. Pevow noted that even if Meridian Bank were willing to amortize the bank loan over a seven year term, we would run out of cash by December 31, 2013 if the GOPC bankruptcy was not resolved by then. Without Mr. Pevow present, the members of the Special Committee discussed whether an orderly liquidation was feasible . The members of the Special Committee specifically considered the likely consequences of the public disclosure regarding a liquidation process or the bankruptcy of GOPC. The Special Committee concluded that upon such disclosure, our unsecured creditors would likely begin to deny credit, including suppliers of credit related to our bonds posted with the U.S. Bureau of Safety and Environmental Enforcement (“BSEE”) and The Railroad Commission of Texas, and our supplier of natural gas at Waxahachie. The Special Committee concluded that an orderly liquidation of our assets was not feasible because of these factors and that the negative consequences of such a process could lead to our bankruptcy. The Special Committee also noted that we had received no firm offers to support the liquidation value range despite our attempts to sell selected assets and raise funds through the issuance of equity.

After considering all of the relevant factors, the Special Committee (i) determined that the merger was a preferable transaction structure because it (A) allows for a single transaction, avoiding the added time and expense of multiple transactions and (B) represents an opportunity for the stockholders to receive fair value for their shares, and (ii)contacted Mr. Pevow on July 17, 2013, proposing a Merger Consideration of $.02 per share, along with a fiduciary out in the event of a superior proposal and a termination fee of $50,000.

On the same day, we filed a current report on Form 8-K disclosing (i) the unsolicited proposal from the Principal Stockholders to acquire all of the outstanding shares of common stock of the Company not already owned by such stockholders for $0.015 per share in cash and (ii) the formation of the Special Committee.

On July 19, 2013, Mr. Pevow responded that the P r i ncipa l Stockholders were willing to proceed with the Merger and Merger Transactions at a Merger Consideration of $.0175 per share of Common Stock, subject to definitive agreements.

From July 18, 2013 to July 25, 2013, Mr. Pevow, in his capacity as a stockholder, spoke with all Principal Stockholders, regarding their respective investments and ownership of Parent, the Support Agreements and Schedule 13D.

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On July 19, 2013, Mr. Pevow and Mr. B. Crosswell discussed the transaction under consideration by the Special Committee, recent developments and whether Greycap would reconsider their participation in a going private transaction with a smaller capital commitment than the transaction Greycap had declined on June 12, 2013. Mr. B. Crosswell replied that Greycap would consider participating based on a smaller capital commitment at pricing proposed by Mr. Pevow.

On July 26, 2013, the Principal Stockholders, consisting of Messrs. Brady Crosswell, Henry Crosswell, Gundelfinger, Niemann, O’Shea, Pevow, Raasch, Rule, Scheler, Sis, Greycap and Crosscap, filed an Schedule 13D, as amended and supplemented by an Amendment No. 1 to Schedule 13D filed August 5, 2013, disclosing that the P r i ncipa l Stockholders had entered into the Support Agreements in favor of a merger transaction whereby P r i ncipa l Stockholders: (i) would acquire Class A Units of Parent at a price of $0.0175 per Class A Unit in order to fund a portion of the Merger Consideration and (ii) exchange shares of common stock held by each P r i ncipa l Stockholder for Class B Units of Parent, subject to the terms and conditions of a definitive merger agreement.

Following negotiations between the P r i ncipa l Stockholders and the Special Committee regarding the terms of the Merger and the Merger Transactions, including the price to be paid per share of Common Stock, the Company entered into the Merger Agreement with Parent and Merger Sub on August 13, 2013, pursuant to which the Company will be merged with and into Merger Sub and, in such merger, each share of the Common Stock, subject to certain exceptions, will be converted into the right to receive $0.0175 in cash, without interest.

During the period of time between the announcement on July 17, 2013 of the unsolicited offer and the formation of the Special Committee and the entry into the Merger Agreement on August 13, 2013, neither we nor the Special Committee received any proposals other than the unsolicited offer from the Principal Stockholders.

Structure of the Merger

Pursuant to the Merger Agreement, the Company will merge with and into Merger Sub. After the Merger, Merger Sub will continue as the Surviving Company and as a wholly-owned subsidiary of Parent. Upon completion of the Merger, the Company will cease being a reporting company under the Exchange Act. Upon completion of the Merger, the Surviving Company will be named “Gateway Energy Company, LLC”.

Under the terms of the Merger Agreement, at the Effective Time, each share of Common Stock (other than certain excluded shares and dissenting shares) issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share.

The Special Committee

The Board formed the Special Committee to represent the interests of the stockholders in connection with the Merger. The members of the Special Committee are Messrs. David F. Huff and Perin Greg deGeurin. Mr. Huff is the Chairman of the Special Committee. The members of the Special Committee are not employees or directors of Parent or Merger Sub and are not employees of the Company. Both directors are “independent” pursuant to the listing rules of the NASDAQ Stock Market. For more information, please see the sections entitled “— Background,” “— Recommendation of the Special Committee and the Board,” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Recommendation of the Special Committee and the Board of Directors

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The Special Committee unanimously determined that the Merger Agreement

, the Support Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and its Unaffiliated Stockholders , approved the Merger Agreement, the Support Agreement and the Merger, and recommended to the Board that it approve the Merger Agreement, the Support Agreement and the Merger.

The Board, acting upon the recommendation of the Special Committee, unanimously determined that the Merger Agreement, the Support Agreements and the Merger are advisable and fair to, and in the best interests of, the Company and its Unaffiliated Stockholders, approved the Merger Agreement, the Support Agreement and the Merger and recommended to the Unaffiliated Stockholders that they vote in favor of the proposal to adopt the Merger Agreement.

Reason s for the Merger

If the conditions of the Merger Agreement are not achieved, we will be unable to consummate the Merger and the Merger Transactions. As a result, Meridian Bank may demand payment of its debt under the Loan Agreement, which would have a material adverse effect on our liquidity, business and financial condition and may result in our bankruptcy or the bankruptcy of our subsidiaries. Any actual or potential bankruptcy or liquidity crisis may materially harm our relationships with our customers, affiliates, employees, suppliers and other key business relationships and otherwise result in significant permanent harm to our ability to operate our business.  In such an event, our customers, affiliates, employees, suppliers and other key business relationships may determine that we are likely to face a potential bankruptcy or liquidity crisis and the harm to these relationships, our market share and other aspects of our business may occur immediately.

All of the conditions discussed above create a deficiency in short term and long term liquidity and raise substantial doubt about the Company’s ability to continue as a going concern, resulting in a complete loss of any opportunity for our stockholders to receive cash consideration for their shares.

The Company

The Company’s reason for engaging in the transactions contemplated by the Merger Agreement is for the stockholders to realize the value of their investment in the Company through their receipt of the Merger Consideration. The determination to proceed with the Merger at this time affords stockholders an opportunity to dispose of their Common Stock at a fair price to the Unaffiliated Stockholders.

Principal Stockholders

For Parent and Merger Sub, the reason for the Merger is to effect the transactions contemplated by the Merger Agreement. For the Principal Stockholders, the reason for the Merger is to allow them to own equity interests directly in Parent and indirectly in the Surviving Company, and to bear the rewards and risks of such ownership. The Principal Stockholders believe that it is best for the Surviving Company to operate as a privately held entity to allow the Surviving Company to focus on its long-term growth and continuing improvements to its business , at a time when natural gas production in the United States needs significant pipeline infrastructure to reach its end use markets, absent the regulatory burden imposed upon public companies, the distractions caused by the public equity market’s valuation of the Common Stock and certain competitive disadvantages relative to its competitors and peer companies.

Some of the Principal Stockholders, including Mr. Pevow, Mr. Niemann and Greycap, have been considering the Merger, or variations thereof, since September 2012. The remaining Principal Stockholders were asked to consider the Merger at various points in time after Greycap declined to consider an equity investment or an LLC Conversion Transaction as proposed by the Strategic Alternatives Special Committee on June 4, 2013.  The Principal Stockholders believe the Merger is necessary at this time to amend our Loan Agreement with Meridian Bank and finance our existing debt obligations due at June 30, 2013 (including our $1,682,674 current debt obligation), committed capital expenditures and asset retirement obligations.

The Principal Stockholders believe that structuring the transaction as a merger is preferable to other transaction structures because it (1) will enable Parent to accomplish its goals through a single transaction without the added time and expense of multiple transactions, (2) represents an opportunity for the stockholders to receive fair value for their shares, and (3) allows

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the Principal Stockholders to indirectly maintain their investment in the Surviving Company.

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board

The Special Committee was formed to represent the interests of the stockholders. The Special Committee was not formed to act solely on behalf of our Unaffiliated Stockholders, and an unaffiliated representative was not retained to act solely on behalf of such stockholders for purposes of negotiating a transaction or preparing a report concerning the fairness of the transaction. The Special Committee evaluated the engagement of a third party financial advisor to provide a fairness opinion regarding the Merger, but after extensive discussion and careful consideration, the Special Committee determined that the Company did not have sufficient funds to pay the fees that would be required by such a third party financial advisor.  Nevertheless, the Special Committee and the Board believe, for the reasons set forth below, that the Merger is both substantively and procedurally fair to our Unaffiliated Stockholders and is in the best interests of our stockholders generally. It further believes that sufficient procedural safeguards were and will be present to ensure the fairness of the Merger to our Unaffiliated Stockholders.

The Special Committee and the Board believe the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Unaffiliated Stockholders because, among other things:

  The Merger Consideration of $0.0175 per share is viewed as more favorable to the Unaffiliated Stockholders than the potential value that might result from other alternatives reasonably available to the Company, including pursuing other possible strategic alternatives, liquidation or continuing with the Company’s current business plan;
  The Merger provides a liquidity event for a majority of our record and beneficial stockholders that otherwise may not access the same liquidity ;
  Absent a refinancing of our bank debt and additional capital investment to satisfy or restructure our obligations, we are unlikely to continue as a going concern;
  Our lender, Meridian Bank, has conditioned any refinancing of bank debt upon the closing of a going private transaction to decrease general and administrative costs;
  Despite exhaustive efforts over more than a year we had received no definitive bids to purchase the Company, to purchase substantially all of the Company’s assets or to provide the financing required to refinance our bank debt and satisfy the current capital needs of our business, except from the Principal Stockholders in connection with the Merger;
  From the formation of the Special Committee on July 17, 2013 until the date of the Merger Agreement on August 13, 2013, neither we nor the Special Committee have received any proposals other than the unsolicited offer from the Principal Stockholders;
  Current trading and market prices for the Common Stock would be difficult to realize due to the thinly-traded nature of the Common Stock :
    The closing price per share of Common Stock was $.03 on August 12, 2013, the last trading day prior to the announcement of the Merger,
    The weighted average trading price per share of Common Stock was $.024 for the one-week period prior to announcement of the Merger,
    The weighted average trading price per share of Common Stock was $.024 for the 30-day period prior to announcement of the Merger;
  Greycap retracted its merger proposal made on March 21, 2013 to redeem Unaffiliated Stockholders at a price of $.04 per share of Common Stock;
  Greycap declined to proceed with any merger proposal following the Special Committee’s counteroffer to redeem Unaffiliated Stockholders at a price of $.03 per share of Common Stock;
  The Special Committee was appointed by the Board to represent the interests of the stockholders in connection with the Merger and consists of directors who do not have a commercial relationship with the Company and who are not employees of the Company;
  The Special Committee reviewed and analyzed the history of the Company and the viability of prior offers for a combination transaction that did not result in a consummated transaction;
  The Special Committee reviewed and analyzed solicited and unsolicited indications of interest from third parties to acquire certain of our assets, the combined effect those asset sales might have upon liquidation value, and the extent to which a controlled liquidation was a viable alternative;
  Liabilities arising from our wholly owned subsidiary, GOPC, had materially increased , were a principal factor in Greycap’s declining to consummate a merger proposal and negatively impact our ability to continue as a going concern;
  Following the Merger, and upon suspending reporting obligations under the Exchange Act, the Surviving Company expects to recognize cost savings related to compliance costs estimated to be, in the aggregate, up to $300,000 annually;
  No other cost savings measure considered by management and the Board, including moving its headquarters, generated the amount of cost savings achievable in the Merger, or achieved the cost savings as quickly; and
  An orderly liquidation of the Company and distribution to our stockholders had substantial execution risk.

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The Board and the Special Committee believe that the Merger is procedurally fair to the Unaffiliated Stockholders, based on the following:

  The Special Committee consists solely of independent directors who are not officers or controlling stockholders of the Company, or affiliated with or in any way interested in Parent or its affiliates;
  The Special Committee was appointed by the Board to represent the interests of the Unaffiliated Stockholders in connection with the Merger;
  The Special Committee was aware that it had no obligation to recommend any transaction, including the proposal put forth by the Principal Stockholders;
  The Special Committee had ultimate authority to decide whether or not to proceed with a transaction or any alternative thereto, subject to the Board’s approval of the Merger Agreement, as required by Delaware law;
  The members of the Special Committee were adequately compensated for their services and that their compensation was in no way contingent on their approving the Merger Agreement and recommending that the Board approve the Merger Agreement and taking the other actions described in this information statement;
  The members of the Special Committee will not personally benefit from the completion of the Merger in a manner different from the Unaffiliated Stockholders;
  The Special Committee retained and was advised by Porter Hedges, its legal counsel, who was and is independent of the Principal Stockholders;
  Although the Special Committee did not engage a financial advisor to provide a fairness opinion due to the Company’s lack of funds, the members of the Special Committee had the expertise to determine the fairness of the Merger Consideration;
  Prior and subsequent to the Company’s announcement of its receipt of the Principal Stockholder’s proposal on July 11, 2013, and despite the Board, committees thereof and management having had discussions with multiple potentially interested parties, the proposal from the Principal Stockholders was the only definitive bid sufficient to permit us to refinance our bank debt and have sufficient additional capital to meet our obligations;
  The Special Committee, with the assistance of its legal advisors, negotiated on an arm’s-length basis with the Principal Stockholders;
  The Company is permitted under certain circumstances to respond to inquiries regarding acquisition proposals and, upon payment of the $75,000 termination fee, to terminate the Merger Agreement in order to enter into an agreement related to a Superior Proposal;
  The potential for a prompt completion of the Merger given the relationships with the Principal Stockholders and the limited conditions to closing; and
  The availability of appraisal rights to the stockholders of the Company who are entitled to such rights and who comply with all of the requirements set forth in Section 262 of the DGCL for exercising such rights, which allow such holders to seek appraisal of the “fair value” of their shares of our Common Stock as determined by the Court of Chancery of the State of Delaware in lieu of receiving the Merger Consideration.

The Board also discussed certain factors relating to the Merger that are detrimental to the Company, its affiliates, and our Unaffiliated Stockholders, although our directors determined that these factors did not outweigh the reasons for approving and recommending the Merger. These factors include the following:

  The Board’s inability to solicit, initiate, encourage or take any other action to knowingly facilitate a takeover proposal from a third party once the Consent was received;
  The fact that the $0.0175 price per share will represent the maximum price per share receivable by stockholders of the Company pursuant to the Merger Agreement (subject to appraisal rights under Delaware law), and that the Company will cease to be a public company and its stockholders will no longer participate in any future earnings or growth of the Company and therefore will not benefit from any appreciation in the Company’s value, including any appreciation in value that could be realized as a result of improvements to operations;
  Although the Company will continue to exercise control and supervision over its operations prior to closing, the Merger Agreement prohibits the Company from taking a number of actions relating to the conduct of its business prior to the Closing without Parent’s consent, which may delay or prevent the Company from undertaking business opportunities that may arise during the pendency of the Merger, whether or not the Merger is completed;
  The $75,000 termination fee payable to Parent if the Merger Agreement is terminated under certain circumstances;
  The possible effects of the pendency or consummation of the transactions contemplated by the Merger Agreement, including any suit, action or proceeding in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement; and
  The interests that the Company’s directors and executive officers have with respect to the Merger that differ from, or are in addition to, their interests as stockholders of the Company generally, as described in “—Interests of Certain Persons in the Merger”.

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Certain Information Prepared by Our Management

We do not as a matter of course make public forecasts on projected financial performance because of the unpredictability of the underlying assumptions and estimates. The models were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles in the United States (“GAAP”). Neither Pannell Kerr Forster of Texas, P.C., our independent registered public accounting firm (“PKF”), nor any other independent accountants, have compiled, examined or performed any procedures with respect to our models contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, our models.

The summaries of our models are being included in this Information Statement because the models and associated liquidation values, which were prepared on July 16, 2013, were made available to the Special Committee and the Board as part of their evaluation of our strategic alternatives and the Principal Stockholders’ proposal. In doing so, the Board and Special Committee assumed and relied upon, without undertaking any independent verification of the accuracy and completeness of the information which was prepared by management. The Board and Special Committee further relied on the fact that (i) the financial projections and (ii) certain analyses supplied by and discussed with management had been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management. Assumptions used in the liquidation analysis contain terms such as operating margin. We evaluate our operations using operating margin, which we define as revenues less cost of purchased gas, operating and maintenance expenses and reimbursable costs.  Operating margin is not defined under accounting principles generally accepted by GAAP. Such amounts are before general and administrative expenses, asset impairments, depreciation and amortization expense, interest income or expense or income taxes. Because operating margin excludes some, but not all, items that affect net income (loss), it should be viewed in addition to, and not in lieu of, our consolidated financial statements and footnotes.

While presented herein with numeric specificity, the information set forth in the summary of the models contained herein was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of our management.  In addition, since our models cover multiple years, such information by its nature becomes less predictive with each successive year. We believe the assumptions in the models were reasonable at the time the models were prepared, given the information we had at the time. However, important factors that may affect actual results and cause the results reflected in the models not to be achieved include, but are not limited to, risks and uncertainties relating to our business, industry performance, the regulatory environment, general business and economic conditions and other matters described under the section entitled “Forward-Looking Statements” beginning on page 36.

Case I – Orderly Liquidation with No Bankruptcy of Gateway Offshore Pipeline Company

Material Assumptions

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Assumptions related to our models and the completion of a successful liquidation included, but were not limited to:

Key Dates

•         Closing date and effective date of asset sales on December 31, 2013.

•         Stockholder distribution on March 31, 2014.

Operating

                                                                                                      For the Calendar Year Ended December 31,

                                                                                2012 Actual                          2013 Projected                     2014 Projected                                     Pipeline Asset Operating Margin

Waxahachie                                         $627,787                               $421,883                               $324,436

Hickory Creek                                        428,810                                 433,937                                 467,319

                Commerce and Delmar                        272,326                                 292,616                                 320,046

                Madisonville                                           (11,911)                                  (17,691)                                  (3,840)

Gateway Offshore Pipeline Co           290,462                                  279,915                                  245,436

Total                                                      $1,608,474                           $1,410,360                           $1,353,397

•         The sales price of natural gas to our largest customer on Waxahachie was reduced in March 2014 from a Waha inside FERC index price plus $.75 per MMbtu down to a Waha inside FERC index price plus $.50 per MMbtu.

•         Drilling of undeveloped reserve locations dedicated to Hickory Creek of three gross (one net) wells commencing  in June 2013, two gross (0.6 net) wells commencing in August 2013, two gross (0.6 net) wells commencing in January 2014. The initial throughput from all new gross wells was estimated at or in excess of 2,200 MMbtu per day, with decline rates similar to those experienced on our Denton County Airport leases.

•         Cessation of revenue in September 2013 from our pipeline terminating at High Island Block A332 due to the pending loss of right of way on November 2, 2013.

•         Cumulative operating margin of $749,415 beginning on July 1, 2013 and ending on December 31, 2013.

•         Cumulative general and administrative expenses of $950,525 beginning on July 1, 2013 and ending on March 31, 2014.

Extraordinary Corporate Expenses

•         Cumulative extraordinary corporate expenses of $550,000 beginning on July 1, 2013 and ending on March 31, 2104, including

▪  Monthly legal and other fees of $60,000 in July 2013 and $30,000 per month beginning on August 2013 and ending on March 31, 2014.

▪  Costs to effect asset sale and shareholder vote of $125,000 on December 31, 2013.

▪  Costs to effect our liquidation and distribution to stockholders of $125,000 on March 31, 2014.

▪  No employee “stay put” or severance costs.

▪  No investment banking or fairness opinion fees.

▪  No premiums from runoff director and officer insurance.

Gateway Offshore Pipeline Company

  A pending claim with a customer is settled for cash on March 31, 2014 in the amount of $750,329, the full amount of invoices collected from the customer beginning in January 2009. AROs are settled by conveying the subject pipelines on March 31, 2014 in return for cash paid to the customers in the amount of $1,276,330, which equals the accrued ARO as of March 31, 2013 less $350,000 for the completion cost of the decommissioning of our pipeline terminating at High Island Block A340.

Meridian Bank

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•         No principal amortization beginning on June 29, 2013 and ending on December 31, 2013 to allow for liquidity to close asset sales.

•         Cumulative interest expense of $153,895 beginning on July 1, 2013 and ending on December 31, 2013 at the maximum rate of 18.0% per annum.

•         Retirement of the loan in full on December 31, 2013.

Asset Sale Values

•         The indicated value from a prior proposal for Waxahachie is based on the implied multiple of an offer from Party D on December 13, 2013, adjusted for an expected decline in operating margin primarily due to a reduction to the sales price of our largest customer.

•         The indicated value from a prior proposal for Hickory Creek is based on an implied price of an offer from Party A on December 12, 2013.

•         The indicated value from a prior proposal for Commerce and Delmar is based on the implied price of an offer from Mr. Pevow on September 28, 2013.

•         The indicated value from a prior proposal for Madisonville is based on an offer in August 2013.

•         The operating margins used for the indicated value at 5x operating margin are net of annual allocations of $66,667 for Waxahachie, Hickory Creek and Commerce/Delmar, respectively. The allocations comprise estimates for operating, administrative, accounting and regulatory support.

	Estimated Value
	Indicated Prior Proposal Values		Indicated Value at 5x Operating Margin
Assets
Waxahachie	$1,593,819		$1,288,852
Hickory Creek	1,200,000		2,003,267
Commerce and Delmar	1,250,000		1,266,898
Madisonville	250,000		0
	$4,293,819		$4,559,017

Liabilities
Gateway Offshore Pipeline Co.		($2,026,569)
Meridian Bank Debt		($1,692,674)
		($3,719,243)

Theoretical Unadjusted Net Asset Value	$574,576		$839,774

Adjustments:
Operating Margin through Asset Sale beginning 7/1		$749,415
G&A expenses through shareholder distribution		($950,525)
Extraordinary Corporate expenses beginning 7/1		($550,000)
Accrued Interest expense at 'Maximum Rate'		($153,895)
		($905,004)

Adjusted Net Asset Value	($330,428)		($65,231)

Current Shares Outstanding as of April 9, 2013		30,613,637

Adjusted Net Asset Value Per Share	($0.011)		($0.002)

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Material Risks

Risks related to our models and the completion of a successful liquidation included, but were not limited to:

  Meridian Bank might be unwilling to forego principal amortization beginning on June 29, 2013; Meridian Bank indicated to us that the refinancing of our bank debt, which matured on June 30, 2013, was dependent on a going private transaction being completed by the end of August 2013.
  Meridian Bank might be unwilling to continue providing a $137,500 letter of credit in support of the bond GOPC is required to post with the BSEE.
  RLI Corporation might be unwilling to continue providing unsecured credit of $162,500 to support the bond GOPC is required to post with the BSEE.
  Premium Financing might be unwilling to continue allowing for monthly payments of director & officer and general property and casualty insurance premiums, and accelerate the note payable of $107,378 as of June 30, 2013.
  Our natural gas supplier might be unwilling to continue providing unsecured credit for our purchases of natural gas at Waxahachie; 55 days of credit at current nominated volumes of approximately 2,550 MMbtu per day at a price of $3.50 per MMbtu equals approximately $500,000.
  The customer claiming that their gas gathering agreement with GOPC, expired in December 2008 and that we had incorrectly invoiced them since that date, could file a legal proceeding demanding immediate payment in full of all claims.
  GOPC’s customer at our pipeline terminating at High Island Block A332 could file a legal proceeding for enforcement of their transportation contract if we lost of right of way on November 2, 2013.
  GOPC could be unable to settle its abandonment retirement obligations for $1,276,330, or a higher amount, by March 31, 2013, and customers might be unwilling to accept the conveyance of pipelines for cash.
  The BSEE might force GOPC to immediately commence decommissioning two inactive pipelines.
  The indicated prior proposal values for our pipeline assets were not accompanied with definitive agreements. There is no assurance that assets sales could have been completed.
  Our Board might not be willing to liquidate the Company without a fairness opinion from a qualified investment bank.
  Management and employees might demand a severance or stay put payment to remain through the stockholder distribution date.
  Certain customers might not renew contracts or might seek alternative suppliers if we were to announce liquidation.

Case II – Orderly Liquidation After a Bankruptcy of Gateway Offshore Pipeline Company

Material Assumptions

Assumptions related to the completion of a successful liquidation included, but were not limited to:

Key Dates

•         Bankruptcy filing of GOPC on August 31, 2013.

•         Closing date and effective date of sale of Madisonville on September 30, 2013.

•         Refinancing of BSEE bond on September 30, 2013.

•         Closing date and effective date of remaining asset sales on December 31, 2013.

•         Exit of GOPC from bankruptcy on March 31, 2014.

•         Stockholder distribution on May 31, 2014.

Operating

                                                                                                      For the Calendar Year Ended December 31,

                                                                                2012 Actual                          2013 Projected                     2014 Projected                                     Pipeline Asset Operating Margin

Waxahachie                                         $627,787                               $421,883                               $324,436

Hickory Creek                                        428,810                                 433,937                                 467,319

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Commerce and Delmar                        272,326                                 292,616                                 320,046

Madisonville                                           (11,911)                                  (17,691)                                  (3,840)

Gateway Offshore Pipeline Co           290,462                                  279,915                                             0

Total                                                      $1,608,474                           $1,410,360                           $1,107,961

•         The sales price of natural gas to our largest customer on Waxahachie was reduced in March 2014 from a Waha inside FERC index price plus $.75 per MMbtu down to a Waha inside FERC index price plus $.50 per MMbtu.

•         Drilling of undeveloped reserve locations dedicated to Hickory Creek of three gross (one net) wells commencing  in June 2013, two gross (0.6 net) wells commencing in August 2013, two gross (0.6 net) wells commencing in January 2014. The initial throughput from all new gross wells was estimated at or in excess of 2,200 MMbtu per day, with decline rates similar to those experienced on our Denton County Airport leases.

•         Cessation of revenue and operating margin or no distributions from GOPC post-bankruptcy filing.

•         Cumulative operating margin $617,936 beginning on July 1, 2013 and ending on December 31, 2013.

•         Cumulative general and administrative expenses of $1,146,729 beginning on July 1, 2013 and ending on May 31, 2014.

Extraordinary Corporate Expenses

•         Cumulative extraordinary corporate expenses of $955,000 beginning on July 1, 2013 and ending on May 31, 2014, including

▪  Monthly corporate legal and other fees of $60,000 in July 2013 and $30,000 per month beginning on August 2013 and ending on March 31, 2014.

▪  Monthly GOPC bankruptcy-related legal and other fees of $40,000 per month in July 2013 and August 2013 and $30,000 per month beginning on September 2013 until bankruptcy exit.

▪  Costs to effect asset sale and shareholder vote of $125,000 on December 31, 2013.

▪  Costs to effect our liquidation and distribution to stockholders of $125,000 on May 31, 2014.

▪  No employee “stay put” or severance costs.

▪  No investment banking or fairness opinion fees.

Gateway Offshore Pipeline Company

  Settlement of all claims for between $0 and a loss of $311,795.

Meridian Bank

•         No principal amortization beginning on June 29, 2013 and ending on December 31, 2013 to allow for liquidity to close asset sales.

•         Cumulative interest expense of $153,895 beginning on July 1, 2013 and ending on December 31, 2013 at the maximum rate of 18.0% per annum.

•         Retirement of the loan in full on December 31, 2013.

Asset Sale Values

•         The indicated value from a prior proposal for Waxahachie is based on the implied multiple of an offer from Party D on December 13, 2013, adjusted for an expected decline in operating margin primarily due to a reduction to the sales price of our largest customer.

•         The indicated value from a prior proposal for Hickory Creek is based on an implied price of an offer from Party A on December 12, 2013.

•         The indicated value from a prior proposal for Commerce and Delmar is based on the implied price of an offer from Mr. Pevow on September 28, 2013.

•         The indicated value from a prior proposal for Madisonville is based on an offer in August 2013.

•         The operating margins used for the indicated value at 5x operating margin are net of annual allocations of $66,667 for Waxahachie, Hickory Creek and Commerce/Delmar, respectively. The allocations comprise

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estimates for operating, administrative, accounting and regulatory support.

	Estimated Value
	Indicated Prior Proposal Values		Indicated Value at 5x Operating Margin
Assets
Waxahachie	$1,593,819		$1,288,852
Hickory Creek	1,200,000		2,003,267
Commerce and Delmar	1,250,000		1,266,898
Madisonville	250,000		0
	$4,293,819		$4,559,017

Liabilities
Gateway Offshore Pipeline Co.	($311,795)		$0
Bond Refinancing	($300,000)		($300,000)
Meridian Bank Debt at June 30, 2013	($1,692,674)		($1,692,674)
	($2,304,469)		($1,992,674)

Theoretical Unadjusted Net Asset Value	$2,301,145		$2,566,343

Adjustments:
Operating Margin through Asset Sale beginning 7/1		$617,136
G&A expenses through shareholder distribution		($1,146,729)
Extraordinary Corporate expenses beginning 7/1		($955,000)
Accrued Interest expense at 'Maximum Rate'		($153,895)
		($1,638,488)

Adjusted Net Asset Value	$662,657		$927,855

Current Shares Outstanding as of April 9, 2013		30,613,637

Adjusted Net Asset Value Per Share	$0.022		$0.030

Material Risks

Risks related to the completion of a successful liquidation included, but were not limited to:

  Meridian Bank might be unwilling to forego principal amortization beginning on June 29, 2013; Meridian Bank indicated to us that the refinancing of our bank debt, which matured on June 30, 2013, was dependent on a going transaction being completed by the end of August 2013.
  The sale of Madisonville or another asset might not close for $250,000 by September 30, 2013, or in time to refinance the $300,000 bond GOPC is required to post with the BSEE, if Meridian Bank or RLI Corporation withdraw their credit support.
  Our inability to distribute cash from GOPC would negatively impact our liquidity and of our other subsidiaries.
  Premium Financing might be unwilling to continue allowing for monthly payments of director & officer and general property and casualty insurance premiums, and accelerate the note payable of $107,378 as of June 30, 2013.
  Our natural gas supplier might be unwilling to continue providing unsecured credit for our purchases of natural gas at Waxahachie; 55 days of credit at current nominated volumes of approximately 2,550 MMbtu per day at a price of $3.50 per MMbtu equals approximately $500,000.
  Bankruptcy protection provided for GOPC might not be successful in order settle all claims of GOPC and convey the GOPC pipelines for between no loss and a loss of $311,795 by March 31, 2014, and customers might be unwilling to accept the conveyance of pipelines for cash.
  The indicated prior proposal values for our pipeline assets were not accompanied with definitive agreements. There is no assurance that assets sales could have been completed.
  Our Board might not be willing to liquidate the Company without a fairness opinion from a qualified investment bank.
  Management and employees might demand a severance or stay put payment to remain through the shareholder distribution date.
  Certain customers might not renew contracts or might seek alternative suppliers if we were to announce liquidation.

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Net book value, which is an accounting concept, was not considered as a factor because the Special Committee believes that net book value is not a material indicator of our value as a going concern but rather is indicative of historical costs.

Position of the Acquiror Filing Persons as to the Fairness of the Merger

Under the rules governing “going private” transactions, the Acquiror Filing Persons are required to express their beliefs as to the substantive and procedural fairness of the Merger to the Unaffiliated Stockholders. The Acquiror Filing Persons are making the statements included under this caption and with regard to the Unaffiliated Stockholders solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Acquiror Filing Persons’ views as to the substantive and procedural fairness of the proposed Merger are not intended and should not be construed as a recommendation to any stockholder as to any of the Merger Transactions.

The Acquiror Filing Persons believe the interests of the Unaffiliated Stockholders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of the Company’s legal advisors. The Acquiror Filing Persons were not members of the Special Committee and did not participate in the Special Committee’s unanimous recommendation to the full Board that the Board approve the Merger Agreement and the Merger. The Acquiror Filing Persons found persuasive the conclusions and unanimous recommendations of the Special Committee, as to the substantive and procedural fairness of the Merger to the stockholders, as described under “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board,” although, as described in “— Background,” neither Parent nor Merger Sub participated in the deliberations of the Special Committee regarding the substantive or procedural fairness of the Merger to the Unaffiliated Stockholders.

The Acquiror Filing Persons believe the Merger is substantively and procedurally fair to the Unaffiliated Stockholders on the basis of the factors described above and below. However, none of the Acquiror Filing Persons has performed or engaged a financial advisor to perform any independent valuation or other analysis solely for them to assist them in assessing the substantive and procedural fairness of the Merger to the Unaffiliated Stockholders. The Acquiror Filing Persons have not identified any separate or distinct reasons for entering into the transaction other than those previously stated.

In making their determination that the Merger is substantively and procedurally fair to the Unaffiliated Stockholders, the Acquiror Filing Persons considered the following material positive factors, among others:

  The Merger Consideration of $0.0175 per share is viewed as more favorable to the Unaffiliated Stockholders than the potential value that might result from other alternatives reasonably available to the Company, including pursuing other possible strategic alternatives, liquidation or continuing with the Company’s current business plan;
  The Merger Consideration represents a 16.7% premium to that initial proposal by certain members of the Acquiror Filing Persons on September 17, 2012;
  The structure of the Merger is an all-cash transaction by which stockholders will receive the cash Merger Consideration;
  Unaffiliated Stockholders will be entitled to receive the Merger Consideration all in cash, which once completed, will shift the risk of our financial performance away from the Unaffiliated Stockholders to the Acquiror Filing Persons;
  The Merger is not subject to a financing condition, which limits the execution risk attached to completion of the Merger, subject to compliance with the terms and conditions of the Merger Agreement;
  The Merger provides a liquidity event for a majority of record and beneficial stockholders who otherwise may not access the same liquidity due to the thinly traded nature of the stock;
  Current trading and market for the Common Stock might be difficult to realize due to the thinly traded nature of the Common Stock;

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•         the closing price per share of Common Stock was $.03 on August 12, 2013, the last trading day prior to the announcement of the Merger, based on no shares traded,

•          the weighted average trading price per share of Common Stock was $.024 for the seven trading days period prior to announcement of the Merger, based on 3,500 shares traded,

•          and the weighted average trading price per share of Common Stock was $.023 for the 30-day trading period prior to announcement of the Merger, based on 880,741 shares traded

  The Company’s continuation as a going concern, and any resulting value to stockholders, is not viable without refinancing our existing debt obligations due (including our $1,682,674 current debt obligation) and financing our committed capital expenditures and asset retirement obligations;
  The Merger as proposed is the only transaction opportunity presented to the Company  that was determined by the Board to be viable enough to recommend to stockholders;
  The Special Committee was appointed by the Board to represent the interests of the stockholders in connection with the Merger and consists of directors who do not have a commercial relationship with the Company and who are not employees of the Company;
  The Board granted the full power and authority to, among other things, negotiate the terms of any potential transaction, reject any potential transaction, and recommend a potential transaction to the Board, to the Special Committee (comprised entirely of independent directors unaffiliated with the Acquiror Filing Persons);
  The financial and other terms and conditions of the Merger and the Merger Agreement were reviewed by Special Committee and they were the product of negotiations between the parties;
  The Special Committee and the Board were aware of the existing relationships among the Company and the Acquiror Filing Persons, and could take such relationships and plans into account when conducting the Special Committee process and in considering whether to enter into the proposed transaction on the contemplated terms, or at all; and
  The availability of appraisal rights to the stockholders of the Company who are entitled to such rights and who comply with all of the requirements set forth in Section 262 of the DGCL for exercising such rights, which allow such holders to seek appraisal of the “fair value” of their shares of our Common Stock as determined by the Court of Chancery of the State of Delaware in lieu of receiving the Merger Consideration

Net book value, which is an accounting concept, was not considered as a factor by the Acquiror Filing Persons because net book value is not a material indicator of our value as a going concern or in liquidation but rather is indicative of historical costs. Offers previous to the Merger proposal were not considered as a factor by the Acquiror Filing Persons, other than Messrs.  Pevow, Niemann, Raasch and Greycap, because the Acquiror Filing Persons were not made aware of the terms of previous offers. Messrs.  Pevow, Niemann, Raasch and Greycap are aware that all previous offers were either retracted or not acted upon by the unaffiliated parties involved with such offers.

The Acquiror Filing Persons also considered certain risks and countervailing factors relating to the substantive and procedural fairness of the Merger that are detrimental to the Company, its affiliates, and our Unaffiliated Stockholders, including:

  The Board’s inability to solicit, initiate, encourage or take any other action to knowingly facilitate a takeover proposal from a third party once the Consent was received;
  The fact that the $0.0175 price per share will represent the maximum price per share receivable by Unaffiliated Stockholders pursuant to the Merger Agreement (subject to appraisal rights under Delaware law), and that the Company will cease to be a public company and its Unaffiliated Stockholders will no longer participate in any future earnings or growth of the Company and therefore will not benefit from any appreciation in the Company’s value, including any appreciation in value that could be realized as a result of improvements to operations;
  Although the Company will continue to exercise control and supervision over its operations prior to closing, the Merger Agreement prohibits the Company from taking a number of actions relating to the conduct of its business prior to the Closing without Parent’s consent, which may delay or prevent the Company from undertaking business opportunities that may arise during the pendency of the Merger, whether or not the Merger is completed;
  The $75,000 termination fee payable to Parent if the Merger Agreement is terminated under certain circumstances;
  The Merger is subject to conditions, including certain conditions that may not be satisfied, and may not be completed on a timely basis, or at all, and that the failure to complete the Merger could have material and adverse effects on our business;
  The possible effects of the pendency or consummation of the transactions contemplated by the Merger Agreement, including any suit, action or proceeding in respect of the Merger Agreement or the transactions contemplated by the Merger Agreement; and
  Certain of the Company’s officers and directors are also Principal Stockholders.
  The interests that the Company’s directors and executive officers have with respect to the Merger that differ from, or are in addition to, their interests as stockholders of the Company generally, as described in “—Interests of Certain Persons in the Merger”.
  Consummation of the Merger is not dependent on vote of a majority of Unaffiliated Stockholders. We have received the written consent of stockholders holding an aggregate of 56.25% of the issued and outstanding shares of the Common Stock.

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The Acquiror Filing Persons have determined that the above analysis remains accurate, despite the fact that these determinations were made in early August 2013, as no material changes to the Company’s business since the original determination date have occurred that would necessitate an update to these analyses.

Certain Effects of the Merger

At the Effective Time, the following will occur:

  each share of Common Stock (other than certain excluded shares and dissenting shares) issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share;
  Each share of Common Stock held by the Principal Stockholders or held as treasury stock by the Company or any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time (if any) shall be canceled and extinguished without any conversion thereof .
  each outstanding option to purchase shares will be canceled and the holder of each such option will be entitled to receive a cash payment equal to the excess of the $0.0175 per share cash Merger Consideration over the exercise price of such option, multiplied by the number of shares subject to the option (whether vested or unvested) immediately prior to the Effective Time, less any applicable withholding taxes; and
  each outstanding share of restricted stock will be canceled and the holder of each such restricted stock will be entitled to receive a cash payment equal to the Merger Consideration, multiplied by the number of restricted shares (whether vested or unvested) immediately prior to the Effective Time, less any applicable withholding taxes.

Effect of the Merger on the Company

If the Merger is completed, the Company will merge with and into Merger Sub, with Merger Sub continuing as the Surviving Company and a wholly-owned subsidiary of Parent, and the shares of the Common Stock will no longer trade on the Over-The-Counter Bulletin Board. As soon as practicable after the completion of the Merger, the Company’s public registration of its Common Stock under the Exchange Act will be terminated and the Company will cease being a reporting company under the Exchange Act.

If the Merger is completed, certain rights and protections that the federal securities laws give to stockholders of public companies will cease and the termination of the Company’s Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13, no longer applicable, and the Sarbanes-Oxley Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to the Company.

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Effect of the Merger on Unaffiliated Stockholders

If the Merger is completed, each share of Common Stock held by the Unaffiliated Stockholders will be canceled and extinguished and automatically converted into the right to receive the Merger Consideration, and as a result the Unaffiliated Stockholders will:

  no longer have any equity interest in our company and therefore will not participate, as a stockholder, in our future potential earnings or growth, if any;
  no longer be entitled to vote as a stockholder ; and
  possibly be required to pay federal, state, and local income taxes, as applicable, on the cash amount received for the each share of Common Stock .

The benefit of the Merger to the Unaffiliated Stockholders is the cash payment for their shares. This cash payment ensures that all stockholders (other than certain excluded shares and dissenting stockholders) will receive the same amount for their respective shares, rather than taking the risks associated with attempting to sell their shares in the open market. While the Unaffiliated Stockholders will not benefit from any future earnings and growth of the Company, any increases in the value of the Company or any future dividends that may be paid, they will no longer bear the risk of any decreases in the value of the Company.

Effect of the Merger on the Principal Stockholders

If the Merger is completed, the Surviving Company will be owned by Parent, which is owned by the Principal Stockholders. Following the Merger, the Principal Stockholders will, by virtue of their ownership of Parent, benefit from any future earnings and growth of the Surviving Company and will also bear the risk of any decrease in the value of the Surviving Company.  For more information, please see the Section entitled “Special Factors – Interests of Certain Persons in the Merger.”

Effect of the Merger on the Company’s Directors and Executive Officers

If the Merger is completed, Messrs. Huff and deGuerin, each members of the Board and Unaffiliated Stockholders, will receive the same Merger Consideration as the other Unaffiliated Stockholders.  Messrs. Huff and deGuerin will have no continuing equity interest in the Surviving Company or Parent, nor will they remain as directors or executive officers of such entities.

As Principal Stockholders, Messrs. Pevow, Raasch and Niemann will benefit from any future earnings and growth of the Surviving Company and will also bear the risk of any decrease in the value of the Surviving Company, as a result of their ongoing ownership of equity interests in Parent.

Mr. Pevow, our current President and Chief Executive Officer, will continue to serve in that office of the Surviving Company after the Merger and will be the sole Manager of the Parent after the Merger.

No affiliate of the Company will be able to take advantage of any net operating loss carry forwards as a result of the Merger.

The table below sets forth the direct and indirect interests in the Company’s net book value and net earnings of each of the Principal Stockholders and the Company’s directors and executive officers prior to and immediately following the Merger, based on the Company’s net book value as of June 30, 2013, and net loss for the six months ended June 30, 2013.

	Ownership Prior to the Merger (1)			Ownership Prior to the Merger (2)
	% Ownership	Net Book Value	Net Earnings	% Ownership	Net Book Value	Net Earnings

GreyCap Energy LLC	20.7%	$175,380	($92,255)	21.3%	$180,823	($95,118)
Frederick M. Pevow, Jr.	9.5%	80,586	(42,390)	21.2%	$179,819	($94,589)
Crosscap Energy QP, LP	6.5%	55,443	(29,165)	11.3%	$95,903	($50,448)
John A. Raasch	5.0%	42,176	(22,186)	7.7%	$65,650	($34,533)
Chauncey J. Gundelfinger, Jr.	3.1%	26,214	(13,789)	6.7%	$57,086	($30,029)
Christopher Sis	2.9%	24,778	(13,034)	9.0%	$76,361	($40,168)
John O. Niemann, Jr.	2.7%	22,888	(12,040)	9.9%	$83,643	($43,999)
Brett C. Rule	2.5%	20,868	(10,977)	9.7%	$82,356	($43,321)
John E. O'Shea, Jr.	2.4%	20,632	(10,853)	1.5%	$13,148	($6,916)
Steven C. Scheler	1.0%	8,443	(4,441)	0.6%	$5,381	($2,830)
David F. Huff	0.3%	2,634	(1,385)	0.0%	$0	$0
Perin Greg deGuerin	0.3%	2,190	(1,152)	0.0%	$0	$0

(1) Based upon beneficial ownership as of August 12, 2013, Gateway Energy Corporation's net book value as of June 30, 2013 and net loss for the six months ended June 30, 2013.

(2)Based upon (a) the agreed upon equity investments and the expected ownership of Class A Units, Class B Units and Class C Units of Parent after the merger and (b) Gateway Energy Corporation's net book value as of June 30, 2013 and net loss for the six months ended June 30, 2013, and without giving effect to the application of merger accounting.

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For more information on the effect of the Merger on the Company’s executive officers and directors, please see the Section entitled “Special Factors – Interests of Certain Persons in the Merger.”

Plans for the Company After the Merger

After the Merger, Parent, Merger Sub and the Principal Stockholders expect that the business and operations of the Surviving Company will be continued substantially as they are currently being conducted by the Company and its subsidiaries prior to the Merger.

Frederick M. Pevow, Jr., our current President and Chief Executive Officer, will continue to serve in that office of the Surviving Company after the Merger and will be the sole Manager of the Parent after the Merger.

If the Merger is completed, the shares of the Common Stock will no longer trade on the Over-The-Counter Bulletin Board and the Company will no longer be an Exchange Act reporting company. Other than the foregoing, Parent, Merger Sub, the Company and the Principal Stockholders have no present plans or proposals involving the Surviving Company and its subsidiaries that relate to or would result in an extraordinary corporate transaction such as a merger, reorganization or liquidation, or a purchase, sale or transfer of a material amount of assets, or any other material change in the Surviving Company’s business.  However, after consummation of the Merger, Parent will review proposals or may propose the acquisition or disposition of assets or other changes in the Surviving Company’s business, corporate structure, capitalization or management that the Board considers to be in the best interest of the Surviving Company.

Conduct of the Business of the Company if the Merger is not Consummated

If the conditions of the Merger Agreement are not achieved, the Company will be unable to consummate the Merger. As a result, Meridian Bank may demand payment of its debt under our Loan Agreement, which would have a material adverse effect on our liquidity, business and financial condition and may result in our bankruptcy or the bankruptcy of our subsidiaries. Any actual or potential bankruptcy or liquidity crisis may materially harm our relationships with our customers, affiliates, employees, suppliers and other key business relationships and otherwise result in significant permanent harm to our ability to operate our business.  In such an event, our customers, affiliates, employees, suppliers and other key business relationships may determine that we are likely to face a potential bankruptcy or liquidity crisis and the harm to these relationships, our market share and other aspects of our business may occur immediately.   All of the conditions discussed

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above create a deficiency in short term and long term liquidity and raise substantial doubt about the Company’s ability to continue as a going concern.  For more information, please see “Special Factors — Background.”

Interests of Certain Persons in the Merger

In considering the recommendation of the Special Committee and the Board with respect to the Merger, stockholders should be aware that the parties involved have interests that may present them with actual, potential or apparent conflicts of interest in connection with the Merger. The Board was aware of these actual, potential or apparent conflicts of interest and considered them along with other matters described in the sections entitled “— Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

The Principal Stockholders

The Principal Stockholders’ interests in the Merger are also different from, and in addition to, the interests of the Unaffiliated Stockholders. The Principal Stockholders, as the owners of Parent, will directly benefit by their acquisition of control because their control of the Surviving Company will provide them with control over any issues with regards to the Surviving Company.

The Principal Stockholders consist of: GreyCap Energy, LLC (“Grey cap”), Frederick M. Pevow, Jr., Crosscap Management, Inc., (“Crosscap”), Brady E. Crosswell (“B. Crosswell”), Henry Crosswell, IV (“H. Crosswell”), John A. Raasch, Christopher Robert Sis, John O. Niemann, Jr., Brett C. Rule, Steven Scheler, John E. O’Shea, Jr. and Chauncey J. Gundelfinger, Jr.

Grey cap and Crosscap are each limited liability companies organized under the laws of the State of Texas.  Their principal business is investments.  B. Crosswell is the Managing Director of Greycap and H. Crosswell is the President of Crosscap. As of August 31, 2013, Greycap owns 6,250,000 shares of Common Stock and Crosscap owned 2,000,000 shares of Common Stock, which comprises 20.42% and 6.53%, respectively, of the Company’s outstanding Common Stock.

Mr. Pevow has served as President and Chief Executive Officer of the Company and as Chairman of the Board since June 2010.  Since March 2011, he has also served as interim Secretary and Treasurer.  Prior to June 2010 and since December 2008, Mr. Pevow was a private investor.  From February 2006 to December 2008, he was the president of Pevow and Associates, Inc., which provided investment and interim CFO consulting services to companies in the energy, power and chemicals industries.  He was the interim chief financial officer and a member of the board of directors of Texas Petrochemicals, Inc. from May 2004 to January 2006.  He was formerly a senior investment banker to the energy industry with Smith Barney Inc. and CIBC World Markets.  As of August 31, 2013, Mr. Pevow owned 2,906,982 shares of Common Stock, or 9.50% of the Company’s outstanding Common Stock.

Messrs. Raasch and Niemann are also members of the Board.  Mr. Raasch was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service. Mr. Raasch served as our Interim President and Chief Executive Officer from October 2004 through May 2005.  As of August 31, 2013, Mr. Raasch owned 1,521,409 shares Common Stock, or 4.97% of the Company’s outstanding Common Stock.  Mr. Raasch’s shares include 100,00 shares of Common Stock owned by WWJD, Inc., of which Mr. Raasch is the President, Director and sole stockholder.  Mr. Raasch is deemed to have beneficial ownership over the shares owned by WWJD, Inc. Mr. Niemann is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003. He previously served on the administrative board of Arthur Andersen LLP and on the board of partners of Andersen Worldwide.  As of August 31, 2013, Mr. Niemann owned 852,642 shares Common Stock, or 2.79% of the Company’s outstanding Common Stock.

Mr. Sis is the owner of Sis Auto & Furniture Upholstery in Waite Park, Minnesota.   As of August 31, 2013, Mr. Sis owned 893,823 shares Common Stock, or 2.92% of the Company’s outstanding Common Stock.  Mr. Sis’ shares incluce 255,000 shares of Common Stock held by Holy Innocents School, of which Mr. Sis is the trustee.

Mr. Rule is a private investor in Charlotte, North Carolina.   As of August 31, 2013, Mr. Rule owned 752,788 shares Common Stock, or 2.46% of the Company’s outstanding Common Stock.

Mr. O’Shea is Managing Director with Tenaska Capital Management, a private equity firm.   As of August 31, 2013, Mr. O’Shea owned 744,253 shares Common Stock, or 2.43% of the Company’s outstanding Common Stock.

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Mr. Scheler was a member of the Board from 2005 through 2008. He is currently employed by UPS in the sales and marketing of logistics, freight transportation and supply chain management.  As of August 31, 2013, Mr. Scheler owned 304,572 shares Common Stock, or 0.99% of the Company’s outstanding Common Stock.

Mr. Gundelfinger is an insurance broker and owns his own brokerage company. Mr. Gundelfinger was a member of the Board from 2005-2008.   As of August 31, 2013, Mr. Gundelfinger owned 945,620 shares Common Stock, or 3.09% of the Company’s outstanding Common Stock.

The Principal Stockholders have all agreed (i) to acquire Class A Units of Parent in exchange for a per unit purchase price of $0.0175 in cash, in order to fund a portion of the Merger Consideration and (ii) to acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the shares of Common Stock owned by the Principal Stockholders, in each case, immediately prior to the Effective Time, pursuant to the terms of a Support Agreement.  Pursuant to the terms of the Support Agreement, each of the Principal Stockholders agreed to vote its shares of Common Stock (i) in favor of the adoption and approval of the Merger and all of the transactions contemplated thereby and (ii) against (a) any action, proposal, transaction or agreement that could reasonably be expected to result in a breach of any covenant, representation or warranty of the Company under the Merger Agreement or any Principal Stockholder under the Support Agreement and (b) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Parent’s, the Company’s or the Merger Sub’s  conditions under the Merger Agreement or change in any manner the voting rights of any class of Company stock.  Each Principal Stockholder appointed Parent, and any designee of Parent, as its proxy and attorney-in-fact, with full power to vote or act by written consent during the term of the Support Agreement with respect to its shares of Common Stock. The Principal Stockholders are also parties to the Consent.  The closing of the transactions contemplated by the Support Agreement is subject to certain customary closing conditions.  The Principal Stockholders, as the owners of Parent, will directly benefit by their acquisition of control because their control of the Surviving Company will provide them with control over any issues with regards to the Surviving Company.  A copy of the form of Support Agreement is attached as Annex C to this Information Statement.

Prior Stock Purchases

The Company has not purchased any of shares of Common Stock during the past two years.

On February 7, 2013, Greycap acquired 6,250,000 shares of Common Stock pursuant to the terms of a private placement by the Company for approximately $250,000 in cash from its working capital.

On July 30, 2013, Mr. Gundelfinger acquired 401,850 shares of Common Stock in a private transaction at a price of $.02 per share, paid out of personal funds and 143,244 shares of Common Stock in a private transaction at a price of $.02 per share, also paid out of personal funds.

Board and Management

Because Mr. Pevow is President and Chief Executive Officer of the Company and the Chairman of the Board, and Messrs. Raasch and Niemann are also members of the Board, and are among the owners of Parent, they have interests in the Merger that are different from, and in addition to, the interests of the other stockholders. The Principal Stockholders, as the owners of Parent, will directly benefit by their acquisition of control because their control of the Surviving Company will provide them with control over any issues with regards to the Surviving Company.

The following table sets forth, based on options and restricted stock outstanding as of August 30, 2013, the cash proceeds that each of the Company’s directors and executive officers would receive at the closing of the Merger in respect of the cash-out of those options and restricted stock (taking into account, for purposes of determining the cash proceeds in respect of vested and unvested stock options and restricted stock, respectively, any stock options that are expected to vest in accordance with their terms between the date of this Information Statement and the closing of the Merger). The amounts disclosed in the table below do not include any vested or unvested stock options with a per share exercise price equal to or greater than the Merger Consideration as those stock options will be cancelled for no consideration.

Name	Cash Payment for Vested Stock Options ($)	Cash Payment for Unvested Stock Options ($)	Cash Payment for Vested Restricted Stock ($)	Cash Payment for Unvested Restricted Stock ($)	Total Cash Payment (1) ($)
Non-Employee Directors:
John A. Raasch(2)	-	-	-	-	-
Perin Greg DeGeurin	-	-	-	$243.06	$243.06
David F. Huff	-	-	-	$243.06	$243.06
John O. Niemann, Jr.(2)	-	-	-	-	-

Named Executive Officers:
Fredrick M. Pevow, Jr.(2)	-	-	-	-	-
All Directors and Executive Officers as a Group (6 Persons)	-	-	-	$486.12	$486.12

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(1)	Does not include value attributable to vested Common Stock owned outright by the director or executive officer.
(2)

Messrs. Raasch, Niemann and Pevow are Principal Stockholders and, as a result, will not receive cash proceeds at the closing of the Merger. For more information see “Special Factors – Principal Stockholders” and “The Parties – Principal Stockholders.”

Mr. Pevow does not have any agreement in place with us providing for severance or parachute payments.  Following the Merger, Mr. Pevow does not expect his compensation to change, although as the sole Manager of Parent, Mr. Pevow has the ability to raise his compensation over time.

In addition, the executive officers and directors of the Company may have interests in the Merger that are different from, or in addition to, those of the stockholders generally. These interests include the following:

  the Surviving Company will be required to maintain in effect for six years officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage, amounts of deductibles, if any, and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement pursuant to the terms of the Merger Agreement the executive officers of the Company and its subsidiaries immediately prior to the Merger will serve as executive officers of Parent and/or its subsidiaries following completion of the Merger;
  Mr. Pevow, our President and Chief Executive Officer and a member of our Board of Directors, will be appointed to serve as the sole Manager of the Surviving Company and/or its subsidiaries following completion of the Merger; and
  continuing management would no longer be executive officers of a company responsible for satisfying the reporting obligations under the Exchange Act.

Mr. Pevow, the Company’s President and Chief Executive Officer and a member of the Board, will own 21.19% of the capital units of the Parent following the Merger and John O. Niemann, Jr. and John A. Raasch, each a member of the Board, will own 9.86% and 7.74%, respectively, of the capital units of Parent.  Mr. Pevow will serve as the sole manager of the Surviving Company and will serve as an executive officer of the Parent and its subsidiaries after the Merger.  The Principal Stockholders, including Messrs. Pevow, Niemann and Raasch, will directly benefit by their acquisition of control of the Parent because such control will provide them with control over any issues with regards to the Surviving Company, as well as the benefit of any future earnings and growth of the Surviving Company.  Additionally, they will continue to bear the risk of any decrease in the value of the Surviving Company.

Messrs. Huff and deGeurin, each a member of the Board, will receive the same Merger Consideration for their shares of Common Stock as the Unaffiliated Stockholders in the Merger and will have no continuing equity ownership after the Merger.  Messrs. Huff and deGeurin will each receive a cash payment, in the amount of the Merger Consideration, for unvested restricted stock.

None of the members of the Board or the Company’s executive officers will receive cash payments, other than the Merger Consideration received by Messrs. Huff and deGeurin, in connection with the Merger and they will not have the ability to take advantage of net operating loss carry forwards.

Material Federal U.S. Income Tax Consequences

The following discussion is a general summary of the material federal income tax consequences to the Company and holders

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of Common Stock of the Merger.  This discussion is not a complete analysis of all of the potential U.S. federal income tax consequences relating thereto, nor does it address any estate and gift tax consequences or any tax consequences arising under any state, local or foreign tax laws.  This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), all as in effect as of this information statement.  These authorities may change, possibly retroactively, resulting in U.S. federal income tax consequences different from those discussed below.  No ruling has been or will be sought from the IRS with respect to the matters discussed below, and there can be no assurance that the IRS will not take a contrary position regarding the tax consequences of the Merger or that any such contrary position would not be sustained by a court.

This discussion is limited to holders of Common Stock who hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).  This discussion does not address all U.S. federal income tax considerations that may be relevant to a holder of Common Stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Common Stock subject to special treatment under U.S. federal income tax laws, including, without limitation:

  insurance companies;
  banks or other financial institutions;
  mutual funds;
  tax-deferred or other retirement accounts;
  holders subject to the alternative minimum tax;
  partnerships, S corporations, or other pass-through entities;
  tax-exempt organizations;
  brokers, dealers or traders in securities, commodities or currencies;
  U.S. expatriates and certain former citizens or long-term residents of the United States;
  holders who hold their Common Stock as part of a hedge, straddle, or other risk reduction strategy or as part of a hedging or conversion transaction or other integrated investment;
  U.S. holders (as defined below) whose functional currency is not the U.S. dollar;
  non-U.S. holders (as defined below) owning (actually or constructively) more than five percent of the Common Stock at any time during the previous five years; and
  holders who will own, actually or constructively, ownership interests in Parent at the Effective Time.

In addition, this discussion does not address the U.S. federal income tax consequences to holders of Common Stock who acquired their shares through stock option or stock purchase plan programs or in other compensatory arrangements, or those who exercise appraisal rights under the DGCL.

WE URGE YOU TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL TAX CONSEQUENCES OF THE MERGER IN RESPECT OF YOUR PARTICULAR CIRCUMSTANCES, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Common Stock who is treated, for U.S. federal income tax purposes as:

  an individual citizen or resident of the United States;
  a corporation (or other entity taxed as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
  a trust if (i) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or
  an estate the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner of Common Stock who is not a partnership (or other entity taxed as a partnership for U.S. federal income tax purposes) or a U.S. holder.

If a partnership (or other entity taxed as a partnership for U.S. federal income tax purposes) holds Common Stock, the tax treatment of a partner in the partnership generally will depend on the status of the partner and upon the activities of the partnership.  Accordingly, partnerships that hold Common Stock and partners in such partnerships, including the Principal

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Stockholders, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them.

Consequences for the Company

                The Company intends to treat the Merger as a distribution of the Company’s assets in complete liquidation of the Company pursuant to Section 331 of the Code.  As a result, the Company will recognize gain or loss as if the Company’s assets were sold to the holders of Common Stock.  The gain or loss will be equal to the difference between (i) the fair market value of each asset at the Effective Time, and (ii) the Company’s adjusted tax basis in such asset at the Effective Time.

Consequences for Stockholders –U.S. Holders

Payments with Respect to Shares

The Company intends to treat amounts paid to holders of Common Stock pursuant to the Merger Agreement as full payment in exchange for their shares of Common Stock of the Company in a taxable transaction.  A holder of Common Stock generally will recognize gain or loss equal to the difference between (i) the amount of money received pursuant to the Merger, and (ii) such holder’s adjusted tax basis in the Common Stock exchanged for cash pursuant to the Merger.

Any such gain or loss will be computed on a “per share” basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates for different prices.  The amounts received by a holder of Common Stock will be allocated proportionately to each share of stock.  Generally, gain or loss recognized by a holder of Common Stock in connection with the Merger will be capital gain or loss, and will be long-term capital gain or loss if the Common Stock has been held for more than one year and short-term capital gain or loss if the share has not been held for more than one year.  Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain.  The deductibility of capital losses is subject to limitations.

                Information Reporting and Backup Withholding

Payments made to U.S. holders pursuant to the Merger generally will be subject to information reporting and may be subject to backup withholding.  To avoid backup withholding, U.S. holders that do not otherwise establish an exemption must complete and return the IRS Form W-9 included as part of the letter of transmittal, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct, and that such U.S. holder is not subject to backup withholding, provided that they appropriately establish an exemption.  Backup withholding is not an additional tax.  U.S. holders may use amounts withheld as a credit against their U.S. federal income tax liability or may claim a refund of any excess amounts withhold by timely filing a claim for refund with the IRS.

Consequences for Stockholders – Non-U.S. Holders

Payments with Respect to Shares

A non-U.S. holder generally will not be subject to U.S. federal income tax on any gain realized on the receipt of money and property in exchange for shares pursuant to the Merger unless:

  the gain is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment); or
  the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the Merger and certain other conditions are met.

Unless a tax treaty applies otherwise, gain described in the first bullet point above will be subject to U.S. federal income tax on a net income basis in the same manner as if the non-U.S. holder were a resident of the United States, and non-U.S. holders that are foreign corporations may also be subject to a 30% branch profits tax (or applicable lower treaty rate).  Gains described in the second bullet point above generally will be subject to U.S. federal income tax at a flat 30% rate, but may be offset by U.S. source capital losses.  Non-U.S. holders are urged to consult any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Payments made to a non-U.S. holder pursuant to the Merger generally will be subject to information reporting and, in certain circumstances, backup withholding.  Non-U.S. holders generally can avoid backup withholding by providing a properly

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executed IRS Form W-8BEN (or an IRS Form W-8ECI if the non-U.S. holder’s gain is effectively connected with the conduct of a U.S. trade or business) or otherwise establishing an exemption.  Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any, provided that such non-U.S. holder furnishes the required information to the IRS in a timely manner.

Rights of Stockholders Who Seek Appraisal

Stockholders are entitled to appraisal rights under the DGCL in connection with the Merger. This means that you are entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the Merger Consideration if you follow exactly the procedures specified under the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before      , 2013. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. See “Appraisal Rights” beginning on page 50 and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex B to this Information Statement. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

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FORWARD-LOOKING STATEMENTS

Statements made in this Information Statement and other reports and proxy statements filed with the Commission, communications to stockholders, press releases and oral statements made by representatives of the Company contain forward-looking statements that relate to possible future events, our future performance, and our future operations.  In some cases, you can identify these forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions. These statements are only our predictions.  Actual results could differ materially from those projected in such forward-looking statements as a result of the risk factors set forth below in our reports filed with the Commission.  Therefore, we cannot guarantee future results, levels of activities, performance, or achievements.  We are under no duty to update any of the forward-looking statements after the date of this document to conform them to actual results or to changes in our expectations.  Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties:

•         operating margins from our distribution systems;

•         transportation revenues from our gathering systems;

•         operating margins from our gathering systems;

•         successfully integrating acquisitions;

•         the level of general and administrative expenses in 2013;

•         our substantial indebtedness and history of operating losses;

•         our ability to finance the construction of new facilities;

•         actual volumes of natural gas dedicated to our gathering systems;

•         exposure to commodity price risk and pipeline abandonment liabilities;

•         competition from larger companies in our industry;

•         credit risk from key customers;

•         retaining key management;

•         increased regulatory requirements;

•         costs associated with maintaining land use rights;

•         finding new sources of capital to fund debt service and asset retirement obligations;

•         our business if we do not complete the Merger; and

•         future activities planned by our customers.

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QUESTIONS AND ANSWERS ABOUT THE MERGER TRANSACTIONS

The following questions and answers briefly address some commonly asked questions about the Merger Transactions. They may not include all the information that is important to you. We urge you to read carefully this entire Information Statement.

Q:	What are the Merger Transactions?
A:

Pursuant to the Merger Agreement, the Company will merge with and into Merger Sub. After the Merger, Merger Sub will continue as the Surviving Company and as a wholly-owned subsidiary of Parent. Upon completion of the Merger, the Company will cease being a reporting company under the Exchange Act, and the sole stockholder will be Parent. Upon completion of the Merger, the Surviving Company will be named “Gateway Energy Company, LLC.”

Under the terms of the Merger Agreement, at the Effective Time, each share of Common Stock (other than certain excluded shares and dissenting shares) issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share.

Q:	Why is the Company effecting the Merger Transactions?
A:

The Company’s purpose for engaging in the transactions contemplated by the Merger Agreement is for the stockholders to realize the value of their investment in the Company through their receipt of the Merger Consideration. The Board had considered similar transactions in the past, but none of the parties submitting offers in the past had been able to obtain verifiable financing in order to proceed to a definitive agreement. The determination to proceed with the Merger at this time affords stockholders an opportunity to dispose of their Common Stock at a fair price. See also “What will happen if the Merger Transactions are not completed?” below.

Q:	What will happen if the Merger Transactions are not completed?
A:

If the conditions of the Merger Agreement are not achieved, the Company will be unable to consummate the Merger. As a result, Meridian Bank may demand payment of its debt under our Loan Agreement, which would have a material adverse effect on our liquidity, business and financial condition and may result in our bankruptcy or the bankruptcy of our subsidiaries. For more information, please see “Special Factors — Background” and “— Conduct of the Business of the Company if the Merger is not Consummated.”

Q:	Will I be entitled to vote on the Merger Transactions?
A:

No. We have received the written consent of stockholders holding an aggregate of 56.25% of the issued and outstanding shares of the Common Stock. No special meeting of the stockholders is required under Delaware law because the requisite Consent for the adoption of the Merger and the Merger Transactions has been obtained and the vote of other stockholders is not necessary. See “Special Factors–Vote Required.”

Q.            What will I receive in the Merger?

A.            The shares of each holder of Common Stock other than the Principal Stockholders, as of the date of the Merger Agreement and until immediately prior to the Effective Time (including any heir or devisee of such stockholder holding such shares pursuant to the laws of descent and distribution in that stockholder’s domicile), issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share, without interest and less any applicable withholding taxes.

Q.            Who are the Principal Stockholders?

A.            Fredrick M. Pevow, Jr. (our President and Chief Executive Officer), John A. Raasch and John O. Niemann, Jr. (two members of the Board) and certain other stockholders of the Company are the Principal Stockholders.  Their background and certain other information is described under “Special Factors – Principal Stockholders.”

Q.            What will the Principal Stockholders receive in the Merger Transactions?

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A.            The Principal Stockholders have agreed (i) to acquire Class A Units of Parent in exchange for a per unit purchase price of $0.0175 in order to fund a portion of the Merger Consideration and (ii) to acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the shares of Common Stock owned by the Principal Stockholders, in each case, immediately prior to the Effective Time, pursuant to the terms of a Support Agreement.  A copy of the form of Support Agreement is attached as Annex C to this Information Statement.

Q.            Was a special committee of the Board formed to review and negotiate the Merger Transactions?

A.            The Board formed the Special Committee to assist in evaluating the fairness to our stockholders of the transactions contemplated by the Merger Agreement and to make a recommendation to the Board.  The members of the Special Committee are Messrs. David F. Huff and Perin Greg deGeurin. Mr. Huff is the Chairman of the Special Committee. The members of the Special Committee are not employees or directors of Parent or Merger Sub and are not employees of the Company. Both directors are “independent” pursuant to the requirements of the listing rules of the NASDAQ Stock Market. For more information, please see the sections entitled “Special Factors — Background,” “— Recommendation of the Special Committee and the Board,” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Q.            Does the Board of Directors recommend the Merger Transactions?

A.            After careful consideration, and upon the recommendation of the Special Committee, the Board unanimously approved the adoption of the Merger Agreement and approval of the Merger and the other Merger Transactions. See the sections entitled “Special Factors — Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Q.            Do I have appraisal rights?

A.            Stockholders are entitled to appraisal rights under the DGCL in connection with the Merger. This means that you are entitled to have the fair value of your shares of Common Stock determined by the Delaware Court of Chancery and to receive payment based on that valuation in lieu of the Merger Consideration if you follow exactly the procedures specified under the DGCL. The ultimate amount you receive in an appraisal proceeding may be less than, equal to or more than the amount you would have received under the Merger Agreement.

To exercise your appraisal rights, you must submit a written demand for appraisal to the Company before        , 2013. Your failure to follow exactly the procedures specified under the DGCL may result in the loss of your appraisal rights. See “Appraisal Rights” beginning on page 33 and the text of the Delaware appraisal rights statute reproduced in its entirety as Annex B to this Information Statement. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or other nominee to determine the appropriate procedures for the making of a demand for appraisal by your bank, brokerage firm or other nominee. In view of the complexity of the DGCL, stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors promptly.

Q.            Should I send my share certificates now?

A.            No. If the Merger is consummated, Parent or the Exchange Agent will send stockholders a transmittal form and written instructions for exchanging their share certificates for the cash consideration.

Q.            What are the conditions to the closing of the Merger?

A.            For a description of the conditions to the closing of the Merger, see “The Merger Agreement – Conditions to the Merger.”

Q.            May the Merger Agreement be terminated?

A.            For a description of the circumstances under which the Merger Agreement may be terminated, see “The Merger Agreement – Termination.”

Q.            When is the Merger expected to be completed?

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A.            The Company is working toward completing the Merger as quickly as possible and currently expects that the Merger will be completed in the fourth quarter of 2013, as promptly as practicable following the satisfaction or waiver of all of the conditions to the Merger contained in the Merger Agreement.

Q.            What are the U.S. federal income tax consequences of the Merger to me?

A.            If you are a U.S. holder (defined in the section entitled “Special Factors – Material Federal U.S. Income Tax Consequences”), the cash you receive for your shares of Common Stock generally will be taxable for U.S. federal income tax purposes.  If the cash received exceeds your adjusted tax basis in your shares of Common Stock, you will generally have capital gain for U.S. federal income tax purposes. In the event your adjusted tax basis exceeds the cash you receive for your shares of Common Stock, you will generally have a capital loss for U.S. federal income tax purposes.  For more detailed information regarding the U.S. federal income tax consequences to stockholders, including Non-U.S. Holders, see “Special Factors — Material U.S. Federal Income Tax Consequences.” You are also strongly encouraged to consult with your own tax professional for advice relating to your individual tax situation.

Q.            Who can answer my questions?

A.            If you have questions about the Merger or would like additional copies of this Information Statement, you should contact Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, Attention: Investor Relations, telephone number is (713) 336-0844.

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THE PARTIES

Gateway Energy Corporation

General

The Company is engaged in the midstream energy business.  We own and operate natural gas distribution, gathering and transmission pipeline systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  For the year ended December 31, 2012, all of our revenue was generated under contracts with either fee-based rates or back-to-back purchases and sales based on the same published monthly index price, of which all are renewed on an annual basis or on a long-term basis.

The Common Stock is currently registered with the Commission under the Exchange Act and quoted on the Over-the-Counter Bulletin Board under the symbol “GNRG.”

The Company’s principal executive office is located at 1415 Louisiana Street, Suite 4100, Houston, Texas  77002 and its telephone number is (713) 336-0844.

Business Strategy

Our primary business objective is to achieve profitable and sustainable growth in the midstream energy business. We intend to achieve this objective by executing the following business strategies:

  Expanding our natural gas activities. We seek to increase the stability of our cash flow by expanding our natural gas midstream activities.  Since October 2010, we have added six new pipelines to our core Waxahachie system (four of which we subsequently sold effective February 7, 2013), all of which serve industrial end users of natural gas pursuant to long-term, fixed fee or fee-based contracts. We intend to expand and diversify the scope of our natural gas midstream activities by adding new industrial plants, power plants, municipal utilities and producers as customers.

  Minimizing commodity price exposure. Where possible, we intend to continue to pursue fixed fee, fee-based service agreements or back-to-back purchase and sale contracts, which allow us to minimize significant direct commodity price exposure.

  Emphasizing long-term contracts. Where possible, we intend to continue to structure long-term contracts in order to increase our cash flow horizon.  Our current contracts related to our natural gas distribution and transmission activities are all renewed on an annual basis or on a long-term basis.  Our current contracts related to our natural gas gathering activities are all “life of lease”.  When evaluating acquisitions or the construction of new pipelines, we will consider the length of the prospective contract when determining whether or not to proceed.

  Pursuing strategic acquisitions. We intend to continue pursuing strategic acquisitions of midstream assets and companies that would diversify and extend our geographic, customer and business profile and provide visible organic growth opportunities for us.  Since October 2010, we have acquired six pipelines (four of which we subsequently sold effective February 7, 2013) in three separate transactions.

  Pursuing the construction of new pipelines.  We plan to evaluate the construction of new pipeline systems.  Many of the construction opportunities we seek will provide direct service from large diameter pipelines to end users.  In particular, we seek to leverage a growing base of relationships with natural gas end users and marketers.

Properties

Onshore Pipeline Systems

As of December 31, 2012, we owned the following active onshore pipeline systems in the continental United States (note that the Tyson Pipeline Systems were subsequently sold on February 7, 2013, to a company owned by Mr. Pevow):

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  Waxahachie Pipeline System: a 2 to 6-inch diameter, fourteen-mile delivery system that transports natural gas for sale to industrial users in Waxahachie, Ellis County, Texas.

  Tyson Pipeline Systems: four 4-inch diameter pipelines between one and five miles in length that deliver natural gas into poultry processing and rendering plants owned by Tyson Foods, Inc. The pipelines are located in Center, Texas; Seguin, Texas; Texarkana, Arkansas; and Sedalia, Missouri.

  Delmar Pipeline: a 3-inch diameter, 3,000 feet pipeline that transports natural gas to an Owens Corning plant in Delmar, Albany County, New York.

  Madisonville Pipeline: a 10-inch diameter, ten mile pipeline located near Madisonville, Madison County, Texas which transports natural gas from the Madisonville treating facility to two major pipelines.

  Hickory Creek Pipeline System: a gathering system located in Denton County, Texas in the core area of the Barnett Shale and currently servicing two significant producers.  There are currently fifteen producing wells connected to this system.

  Commerce Pipeline: a 4-inch diameter, three mile pipeline that transports natural gas to a Hydro Aluminum plant in Commerce, Hunt County, Texas.

Offshore Pipeline Systems

Gateway Offshore Pipeline Company owns four active pipelines that service producers in federal waters of the Gulf of Mexico and Galveston Bay.  These systems and related facilities are in waters up to 400 feet in depth and provide us the capability to gather and transport gas and liquid hydrocarbons to various markets.  Our offshore systems consist of approximately 108 miles of four inch to 16-inch diameter pipelines and related equipment which transport the natural gas and liquid hydrocarbons primarily under fee-based contracts.

Legal Proceedings

On June 24, 2013, the Company’s wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is claiming that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).    The Company has denied all claims and intends to vigorously defend against these claims.  An estimate of the amount or range of loss or possible loss cannot be made at this time.

Management

The following sets forth the business and background of each executive officer and director of the Company:

Frederick M. Pevow has served as President and Chief Executive Officer of the Company and as Chairman of the Board since June 2010.  Prior to June 2010 and since December 2008, Mr. Pevow was a private investor.  From February 2006 to December 2008, he was the president of Pevow and Associates, Inc., which provided investment and interim CFO consulting services to companies in the energy, power and chemicals industries.  Mr. Pevow is a citizen of the United States.

John A. Raasch served as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005.  He was Senior Vice President of Wachovia Securities (now known as Wells Fargo Advisors) until his retirement on December 31, 2003 after 33 years of service.  Other than his service as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005, Mr. Raasch has not had a principal occupation since retiring from Wachovia Securities in December 2003.  Mr. Raasch is a citizen of the United States.

Perin “Greg” deGeurin is the president and co-owner of DeGeurin Realty, Inc., a commercial and residential real estate brokerage.  He has been the president and co-owner of DeGeurin Realty, Inc. since 1989.  Mr. deGeurin is a citizen of the United States.

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The business address for DeGeurin Realty, Inc. is 2000 Bering, Ste. 102, Houston, TX 77057.

David F. Huff is the president and majority shareholder of Progressive Pumps & Controls Corporation, a distributor of industrial pumps and related accessories, a position he has held since 2009.  Mr. Huff was the vice president of Progressive Pumps & Controls from 2006 to 2008.  Mr. Huff is a citizen of the United States.

The address for Progressive Pumps & Controls Corporation is 4016 Spring Cypress Road, Spring, TX 77388.

John O. Niemann, Jr. is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003.  Mr. Niemann is a citizen of the United States.

The business address of Arthur Anderson LLP is 1405 North Fifth Avenue, St. Charles, IL 60174.

During the last five years, none of the executive officers or directors of the Company have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Gateway Energy Holdings LLC

Parent was formed for the sole purpose of acquiring control of the Company. Parent has not engaged in any business except for activities incidental to its formation and in connection with the Merger and other transactions contemplated by the Merger Agreement. Parent was formed by, and currently is owned by, the Principal Stockholders, which includes Fredrick M. Pevow, Jr. (our President and Chief Executive Officer), John A. Raasch and John O. Niemann, Jr. (two members of the Board).

As of June 30, 2013, we had available cash of $104,150 and restricted cash of $98,252 dedicated to the satisfaction of asset retirement obligations. In addition, as of June 30, 2013, we had current debt obligations of $1,682,674, current asset retirement obligations of $569,491, long-term asset retirement obligations of $752,957 and total stockholders’ equity of $848,656.

The Principal Stockholders have entered into the Support Agreement providing for $430,000 in funds, substantially all of which will be used to finance the costs of the Merger Transactions. Based on anticipated purchase accounting adjustments, Gateway Energy Holdings LLC will be capitalized with deminimus  equity on a post-transaction basis.

The mailing address of Parent’s principal executive offices is 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, and the telephone number is (713) 336-0844.

Gateway Acquisition LLC

Merger Sub is a wholly-owned subsidiary of Parent. Merger Sub was formed for the purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will continue as the Surviving Company. Merger Sub has not conducted any activities to date other than those related to its formation and activities in connection with the Merger and the transactions contemplated by the Merger Agreement.

The mailing address of Merger Sub’s principal executive offices is 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, and the telephone number is (713) 336-0844.

Principal Stockholders

The Principal Stockholders are comprised of GreyCap Energy, LLC, Frederick M. Pevow, Jr. (our President and Chief Executive Officer and one of our directors), Crosscap Management, Inc., Brady E. Crosswell, Henry Crosswell, IV, John A. Raasch (one of our directors), Christopher Robert Sis, John O. Niemann, Jr. (one of our directors), Brett C. Rule, Steven Scheler, John E. O’Shea, Jr. and Chauncey J. Gundelfinger, Jr. The Principal Stockholders have agreed to (i) to acquire Class A Units of Parent in exchange for a per unit purchase price of $0.0175 in order to fund a portion of the Merger Consideration and (ii) to acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the shares of Common Stock owned by the Principal Stockholders, in each case, immediately prior to the Effective Time, pursuant to the terms of

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the Support Agreement.  The Principal Stockholders are also parties to the Consent.  A copy of the form of Support Agreement is attached as Annex C to this Information Statement.

For more information on the Principal Stockholders, see “Special Factors – Interests of Certain Persons in the Merger – The Principal Stockholders.”

The address of the principal office of the Principal Stockholders is c/o Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, TX 77002, and the telephone number is (713) 336-0844.

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THE MERGER AGREEMENT

The following is a summary of the terms and conditions of the Merger Agreement.  Please refer to Annex A hereto for a complete copy of the Merger Agreement.

The Merger

The Merger Agreement provides for the merger of the Company with and into Merger Sub, with Merger Sub as the Surviving Company after the Merger. Following the consummation of the Merger, the Surviving Company will be a wholly-owned subsidiary of Parent. The closing of the Merger will occur as promptly as practicable following the satisfaction or waiver of all of the conditions to the Merger contained in the Merger Agreement or on such other date as specified by the Company, Parent and Merger Sub. On the closing date, the parties will cause the Certificate of Merger to be filed with the Delaware Secretary of State, and the time of such filing will be the “Effective Time” of the Merger unless otherwise provided in the Certificate of Merger.

The Merger Agreement provides that the Certificate of Formation of Merger Sub immediately prior to the Effective Time will be the Certificate of Formation of the Surviving Company.

Treatment of Shares of Company Stock and Equity Awards

Each share of Common Stock (other than certain excluded shares and dissenting shares) issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive $0.0175 per share.

Each share of Common Stock held by the Principal Stockholders or held as treasury stock by the Company or any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time (if any) shall be canceled and extinguished without any conversion thereof.

Each outstanding option to purchase shares will be canceled and the holder of each such option will be entitled to receive a cash payment equal to the excess of the $0.0175 per share cash Merger Consideration over the exercise price of such option, multiplied by the number of shares subject to the option (whether vested or unvested) immediately prior to the Effective Time, less any applicable withholding taxes.

Each outstanding share of restricted stock will be canceled and the holder of each such restricted stock will be entitled to receive a cash payment equal to the Merger Consideration, multiplied by the number of restricted shares (whether vested or unvested) immediately prior to the Effective Time, less any applicable withholding taxes.

Representations and Warranties

The Merger Agreement contains various representations and warranties by each of the Company and Parent, which are subject, in some cases, to exceptions and qualifications.

The representations of the Company relate to, among other things:

  the organization, qualification, good standing, where applicable, and authority of the Company and its subsidiaries;
  the absence of any violations of the governing documents of the Company;
  the authorization, execution, delivery and enforceability of the Merger Agreement;
  required third party consents, notices and approvals;
  the absence of conflicts with or violations or breaches of the organizational documents of the Company and any applicable laws or orders or certain contracts to which the Company is a party;
  the capital structure of the Company;
  the subsidiaries of the Company;
  the timeliness, completeness and accuracy of the Company’s Commission filings and the compliance of such filings with applicable rules and regulations, including the Commission filings that will be made in connection with the transactions contemplated by the Merger Agreement;
  the financial statements contained in the Company’s Commission filings;
  the absence of certain events or material changes since June 30, 2013;
  the compliance of the Company with applicable laws and orders; and
  the inapplicability of any anti-takeover statutes, agreements or arrangements to the Merger Agreement or the transactions contemplated thereby.

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The representations of Parent relate to, among other things:

  the organization and authority of Parent and Merger Sub;
  the limitation of Merger Sub’s activities to those conducted in connection with or contemplated by the Agreement;
  the authorization, execution, delivery and enforceability of the Merger Agreement;
  the governmental authorizations required in connection with Parent and Merger Sub’s execution and delivery of the Merger Agreement and consummation of the transactions contemplated by the Merger Agreement;
  the absence of conflicts with or violations or breaches of the organizational documents of Parent or Merger Sub, any applicable laws or orders or certain contracts to which Parent or Merger Sub is a party;
  the completeness and accuracy of the information provided by Parent for inclusion in the Company’s Commission filings that will be made in connection with the transactions contemplated by the Merger Agreement;
  the absence of any proceeding or order relating to or affecting Parent or Merger Sub that could reasonably be expected to delay or impair Parent or Merger Sub’s ability to consummate the transactions contemplated by the Merger Agreement; and
  the sufficiency of Parent’s financing to pay the Merger Consideration and perform its obligations in connection with the transactions contemplated by the Merger Agreement.

Company Material Adverse Effect Definition

Many of the representations and warranties of the Company are qualified by a “Company Material Adverse Effect” standard. For the purposes of the Merger Agreement, “Company Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of operations, prospects, condition (financial or otherwise), or assets of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated by the Merger Agreement on a timely basis; provided, however, that, for the purposes of clause (i), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (a) changes generally affecting the economy, financial or securities markets; (b) the announcement of the transactions contemplated by the Merger Agreement; (c) any outbreak or escalation of war or any act of terrorism; or (d) general conditions in the industry in which the Company and its subsidiaries operate; provided further, however, that any event, change and effect referred to in clauses (a), (c) or (d) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change or effect has a disproportionate effect on the Company and its subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its subsidiaries conduct their businesses.

Conditions to the Merger

Conditions to Each Party’s Obligations

The obligations of each party to effect the Merger are subject to the satisfaction at or prior to the closing date of the following conditions:

  approval of the Merger Agreement;
  the absence of any laws or governmental orders that have the effect of making the Merger illegal, prohibited, or otherwise preventing the consummation of the Merger; and
  all necessary governmental notices, consents or orders must have been provided, made or obtained and be in full force and effect.

Additional Conditions to Obligations of the Company

The obligations of the Company to effect the Merger are subject to the satisfaction at or prior to the closing date of the

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following additional conditions, any or all of which may be waived in whole or in part by the Company (with the approval of the Special Committee):

  the representations and warranties of Parent and Merger Sub must be true and correct in all respects (without giving effect to any materiality qualifiers) immediately prior to the Effective Time (other than any such representation and warranty that is made only as of a specified date, which need only to be true in all material respects as of such specified date), except where the failure to be true and correct would not be reasonably be expected to have a material adverse effect on Parent or Merger Sub’s ability to consummate the Merger and the Merger Transactions; and
  Parent and Merger Sub must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by them prior to the Effective Time.

Additional Conditions to Obligations of Parent and Merger Sub

The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction at or prior to the closing date of the following additional conditions, any or all of which may be waived in whole or in part by Parent and Merger Sub:

  certain of the Company’s representations and warranties (i) must be true and correct in all respects (without giving effect to any materiality qualifiers) immediately prior to the Effective Time, except where the failure to be true and correct would not be reasonably be expected to have a material adverse effect on Parent or Merger Sub’s ability to consummate the Merger and the Merger Transactions; (ii) must be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time and (iii) shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time, and in each case, representations and warranties that are made as of a specified date need only to be true in all material respects as of such specified date;
  the Company must have performed in all material respects its obligations under the Merger Agreement; and
  the absence of any Company Material Adverse Effect.

Conduct Until the Merger

The Company has agreed that from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course consistent with past practices, and use reasonable best efforts to maintain and preserve intact its business organization and relationships with customers, suppliers, distributors, licensors, licensees and other persons having business relationships with it, and retain the services of its current officers and employees.

The Company has made certain agreements with Parent and Merger Sub relating to actions that the Company will or will not take between the date of the Merger Agreement and the Effective Time, subject to certain limited exceptions set forth in the Merger Agreement. These agreements are customary in transactions such as the Merger, and include the following:

  amending or proposing to amend its charter documents;
  issue, sell, pledge, dispose of, encumber, split, redeem, reclassify, repurchase or otherwise take similar action on any Company securities or Company subsidiary securities;
  consummate any acquisition;
  transfer or dispose of any assets;
  prepay or incur any indebtedness;
  enter into, amend or terminate any material contract;
  institute, settle or compromise any legal action; and
  taking any action which would reasonably be expected to materially delay or impede the consummation of the Merger.

No Solicitation

The Company shall not, and shall cause its subsidiaries not to, and shall not authorize or permit its directors, officers, employees, advisors and investment bankers, to, directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or, (i) conduct or engage in any discussions or negotiations with, disclose any

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non-public information relating to the Company or any of its subsidiaries to, afford access to the business, properties, assets, books or records of the Company to, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal, (ii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its subsidiaries, or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any Takeover Proposal. Neither the Board nor any committee thereof shall fail to make, withdraw, amend, modify or materially qualify, in a manner adverse to Parent or Merger Sub, their recommendation of the Merger, or recommend a Takeover Proposal, fail to recommend against acceptance of any tender offer or exchange offer for the shares of Common Stock within ten business days after the commencement of such offer, or make any public statement inconsistent with their recommendation of the Merger, or resolve or agree to take any of the foregoing actions. The Company shall, and shall cause its subsidiaries to, cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of the Company or any of its subsidiaries that was furnished by or on behalf of the Company to return or destroy (and confirm destruction of) all such information.

Termination

The Merger Agreement may be terminated before the Merger is consummated, by mutual written agreement of Parent, Merger Sub and the Company. It may also be terminated if certain events occur, including:

1)       by either the Company or Parent if:

a)       the Merger has not been consummated on or before December 31, 2013; or

b)       if any governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order making illegal, permanently enjoining or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by the Merger Agreement, and such law or order shall have become final and nonappealable;

2)       by Parent if:

a)       if (i) a Company Adverse Recommendation Change (as defined in the Merger Agreement) shall have occurred, (ii) the Company shall have entered into, or publicly announced its intention to enter into, enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Takeover Proposal (as defined in the Merger Agreement), (iii) the Company shall have breached or failed to perform in any material respect any of the non-solicitation covenants and agreements, (iv) the Board fails to reaffirm (publicly, if so requested by Parent) its recommendation of the Merger and the Merger Transaction within ten business days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the person making such Takeover Proposal, (v) a tender offer or exchange offer relating to the Common Stock shall have been commenced by a person unaffiliated with Parent and the Company shall not have sent to its stockholders pursuant to Rule 14e-2 under the Securities Act of 1933, as amended (the “Securities Act”), within ten business days after such tender offer or exchange offer is first published, sent or given, a statement reaffirming its recommendation of the Merger and the Merger Transaction and recommending that stockholders reject such tender or exchange offer, or (vi) the Company or the Board (or any committee thereof) shall publicly announce its intentions to do any of actions specified in this section; or

b)       the Company fails to cure within the applicable cure period set forth in the Merger Agreement (1) any breach of any of their respective covenants or agreements under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement;

3)       by Company if:

a)       Parent or Merger Sub fails to cure within the applicable cure period set forth in the Merger Agreement (1) any material breach of any of their respective covenants or agreements under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement; or

b)       if prior to the Effective Time, the Board authorizes the Company, in full compliance with the terms of the Merger Agreement to enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any

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Superior Proposal (as defined in the Merger Agreement).

Termination Fees

In the event that (i) the Merger Agreement is terminated under the provisions described in Sections 2(a) and 3(b) above under “-Termination” or (ii) if the Merger Agreement is terminated (1) by Parent pursuant to Section 2(b) above under “-Termination,” or (2) by the Company or Parent pursuant to Section 1(a) above, and (A) prior to such termination, a Takeover Proposal shall (1) in the case of a termination pursuant to Section 1(a) above, have been publicly disclosed and not withdrawn or (2) in the case of a termination pursuant to Section 2(b) above, have been publicly disclosed or otherwise made or communicated to the Company or the Board, and not withdrawn, and (B) within twelve months following the date of such termination of the Merger Agreement the Company shall have entered into a definitive agreement with respect to any Takeover Proposal, or any Takeover Proposal shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated or publicly disclosed), then in any such event the Company shall pay to Parent a termination fee of $75,000, plus expenses of Parent.

Amendment and Waiver

The provisions of the Merger Agreement may only be amended or waived prior to the Effective Time if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

Indemnification

The Surviving Company after the Merger will be required to maintain in effect for six years officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage, amounts of deductibles, if any, and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement pursuant to the terms of the Merger Agreement.

Expenses

Each party to the Merger will bear its own expenses, including, without limitation, financial advisor fees, legal fees, financing commitment fees, and printing and filing fees, to the extent such expenses are incurred by the party in connection with their respective obligations under the Merger Agreement. However, under certain circumstances a party may be required to reimburse the other for the expenses and costs it incurs in connection with the Merger. It is expected that any expenses of Parent or Merger Sub incurred but not paid prior to consummation of the Merger will become expenses of the Surviving Company after the Merger.

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APPRAISAL RIGHTS

        Under the DGCL, if you do not wish to accept the Merger Consideration provided for in the Merger Agreement, you have the right to seek appraisal of your shares of Common Stock and to receive payment in cash for the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Delaware Court of Chancery, together with interest, if any, to be paid upon the amount determined to be fair value. The “fair value” of your shares of Common Stock as determined by the Delaware Court of Chancery may be more or less than, or the same as, the $0.0175 per share that you are otherwise entitled to receive under the terms of the Merger Agreement. These rights are known as appraisal rights. The Company’s stockholders who elect to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Strict compliance with the statutory procedures in Section 262 is required. Failure to follow precisely any of the statutory requirements will result in the loss of your appraisal rights.

        This section is intended as a brief summary of the material provisions of the Delaware statutory procedures that a stockholder must follow in order to seek and perfect appraisal rights. This summary, however, is not a complete statement of all applicable requirements, and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex B to this Information Statement. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

        Section 262 requires that where a merger agreement is to be submitted for adoption at a meeting of stockholders, the stockholders be notified that appraisal rights will be available not less than 20 days before the date that this Information Statement is first mailed to stockholders. A copy of Section 262 must be included with such notice. This Information Statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the Merger, in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex B. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.

        If you elect to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions: You must deliver to the Company a written demand for appraisal of your shares of Common Stock before     , 2013, which must reasonably inform us of the identity of the holder of record of Common Stock and that the stockholder intends thereby to demand appraisal of his, her or its shares of Common Stock.

        If you fail to comply with either of these conditions and the Merger is completed, you will be entitled to receive payment for your shares of Common Stock as provided for in the Merger Agreement, but you will have no appraisal rights with respect to your shares of Common Stock. A holder of shares of Common Stock wishing to exercise appraisal rights must hold of record the shares of Common Stock on the date the written demand for appraisal is made and must continue to hold the shares of Common Stock of record through the Effective Time, because appraisal rights will be lost if the shares of Common Stock are transferred prior to the Effective Time.

        All demands for appraisal should be addressed to Gateway Energy Corporation, Attention: Fredrick M. Pevow, Jr., 1415 Louisiana Street, Suite 4100, Houston, Texas 77002, and must be delivered before      , 2013, and should be executed by, or on behalf of, the record holder of the shares of Common Stock. The demand must reasonably inform the Company of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares of Common Stock.

        To be effective, a demand for appraisal by a stockholder of Common Stock must be made by, or in the name of, the record stockholder, fully and correctly, as the stockholder’s name appears on the stockholder’s stock certificate(s) or in the transfer agent’s records, in the case of uncertificated shares. The demand cannot be made by the beneficial owner if he or she does not also hold the shares of Common Stock of record. The beneficial holder must, in such cases, have the registered owner, such as a bank, brokerage firm or other nominee, submit the required demand in respect of those shares of Common Stock. If you hold your shares of Common Stock through a bank, brokerage firm or other nominee and you wish to exercise appraisal rights, you should consult with your bank, brokerage firm or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

        If shares of Common Stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity. If the shares of Common Stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners.

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An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a bank, brokerage firm or other nominee, who holds shares of Common Stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of Common Stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Common Stock as to which appraisal is sought. Where no number of shares of Common Stock is expressly mentioned, the demand will be presumed to cover all shares of Common Stock held in the name of the record owner.

        Within ten days after the Effective Time, the Surviving Company must give notice of the date that the Merger has become effective to each of the Company’s stockholders who has properly filed a written demand for appraisal and who were not party to the Consent. At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the cash payment specified by the Merger Agreement for that stockholder’s shares of Common Stock by delivering to the Surviving Company a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Company. Unless the demand is properly withdrawn by the stockholder within 60 days after the effective date of the Merger, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the Delaware Court of Chancery, with such approval conditioned upon such terms as the Court deems just. If the Surviving Company does not approve a request to withdraw a demand for appraisal when that approval is required, or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration offered pursuant to the Merger Agreement.

        Within 120 days after the Effective Time, but not thereafter, either the Surviving Company or any stockholder who has complied with the requirements of Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of Common Stock held by all stockholders entitled to appraisal. Upon the filing of the petition by a stockholder, service of a copy of such petition will be made upon the Surviving Company. The Surviving Company has no obligation to file such a petition, and holders should not assume that the Surviving Company will file a petition. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previous written demand for appraisal. In addition, within 120 days after the Effective Time, any stockholder who has properly filed a written demand for appraisal and who were not party to the Consent, upon written request, will be entitled to receive from the Surviving Company a statement setting forth the aggregate number of shares of Common Stock not included in the Consent, and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed to the stockholder within 10 days after such written request has been received by the Surviving Company. A person who is the beneficial owner of shares of Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from the Surviving Company such statement.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the Surviving Company, then the Surviving Company will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares of our common stock and with whom agreements as to the value of their shares of our common stock have not been reached. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided by Section 262. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares of our common stock to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings, and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

        After determination of the stockholders entitled to appraisal of their shares of Common Stock, the Delaware Court of Chancery will appraise the shares of our common stock, determining their fair value as of the Effective Time after taking into account all relevant factors exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Delaware Court of Chancery will direct the payment of such value together with interest, if any, upon surrender by those stockholders of the certificates representing their shares of Common Stock. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment.

        You should be aware that an investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value under Section 262. Although we believe that the Merger Consideration is fair, no representation is made as to the outcome of an appraisal of fair value by the Delaware Court of Chancery and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Merger Consideration. Moreover, we reserve the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Common Stock is less than the Merger Consideration. In determining “fair value,” the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger”. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

        Costs of the appraisal proceeding (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and imposed upon the Surviving Company and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery, as it deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts used in the appraisal proceeding, to be charged pro rata against the value of all shares of our Common Stock entitled to appraisal. Any stockholder who demanded appraisal rights will not, after the Effective Time, be entitled to vote shares of Common Stock subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares of Common Stock, other than with respect to payment as of a record date prior to the Effective Time. However, if no petition for appraisal is filed within 120 days after the Effective Time, or if the stockholder otherwise fails to perfect, successfully withdraws or loses such holder’s right to appraisal, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the $0.0175 per share cash payment (without interest and less any applicable withholding taxes) for his, her or its shares of Common Stock pursuant to the Merger Agreement.

        In view of the complexity of Section 262 of the DGCL, the Company’s stockholders who may wish to pursue appraisal rights should consult their legal and financial advisors.

COSTS AND FINANCING OF THE MERGER TRANSACTIONS

Completion of the Merger Transactions will require approximately $359,361, which includes printing and mailing, Exchange Agent fees, legal, financial, accounting and other fees and costs related to the transaction. The resulting decreased working capital resulting from and following the Merger Transactions is not expected to have a material effect on our capitalization, liquidity, results of operations and cash flow. The costs of the transaction and related fees and expenses will be paid from currently available cash held by us.  A portion of the cash to be paid out to stockholders in the Merger will be funded by the Principal Stockholders’ acquisition of Class A Units of Parent in exchange for a per unit purchase price of $0.0175.

The following is an estimate of the costs incurred or expected to be incurred by us in connection with the Merger Transactions. Final costs of the transaction may be more or less than the estimates shown below. We will be responsible for paying these costs.

Amount Paid to Cashed Out Stockholders	$234,361
Legal Fees	$100,000
Transfer and Exchange Agent Fees	$15,000
Printing and Mailing Costs	$10,000
TOTAL	$359,361

PAST CONTRACTS, TRANSACTIONS, NEGOTIATIONS AND AGREEMENTS

On July 17, 2012, we granted Mr. Niemann 166,667 shares of restricted Common Stock as consideration for services rendered as a member of the Board.  Mr. Niemann is a member of our Board and a Principal Stockholder.

On September 17, 2012, Mr. Pevow, our President and Chief Executive Officer, made a preliminary proposal to the Board to sponsor a going private transaction followed by our conversion from a C corporation to a limited liability company taxed as a partnership (“ LLC”) (altogether an “ LLC Conversion Transaction”). Among other matters, Mr. Pevow offered to invest up to approximately $631,000 at a price of $.015 per share to retire bank debt by at least $300,000, to finance transaction costs and to redeem all common stockholders owning less than 200,000 shares of Common Stock at a price of $.015 per share.

On October 11, 2012, the Board formed a second special committee, consisting of John A. Raasch and Perin Greg deGeurin (the “Strategic Alternatives Special Committee”).  The Strategic Alternatives Special Committee was formed to explore and evaluate alternatives available to reduce the cost burdens of being a publicly traded company, including whether to terminate registration under the Exchange Act, and to evaluate other alternatives, including conversion into a limited liability company, which would provide the Company with greater access to capital in order to meet its present and future business needs. Mr. Raasch effectively resigned from the Strategic Alternatives Special Committee and was replaced by David F. Huff when the Strategic Alternatives Special Committee was reconstituted on July 11, 2013. Mr. Raasch is a member of our Board and a Principal Stockholder.

On February 13, 2013, our wholly owned subsidiary Gateway Pipeline USA, closed an asset sales with GEC Holdings (now known as FMP Holdings, LLC), pursuant to which we sold certain assets, including certain pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, as well as certain surface contracts, commercial contracts and records related to the operation of the facilities, to the GEC Holdings for $1,100,000.  Mr. Pevow is the sole owner of GEC Holdings.

Also on February 13, 2013, we also closed on a subscription agreement with GreyCap, pursuant to which GreyCap acquired 6,250,000 shares of Common Stock at a price of $.04 per share for an aggregate purchase price of $250,000. Greycap, and its members, Brady E. Crosswell and Brett Rule, are Principal Stockholders.

On March 21, 2013, GreyCap made a preliminary proposal to the Strategic Alternatives Special Committee to sponsor an LLC Conversion Transaction. GreyCap’s proposal contemplated an investment of $400,000 to finance transaction costs and to redeem all common stockholders owning less than 100,000 shares of Common Stock at a price of $.04 per share. Mr. Niemann held conversations with GreyCap regarding his potential participation in the LLC Conversion Transaction sponsored by GreyCap. After negotiations with the Board, GreyCap withdrew its proposal on June 12, 2013.

CONDUCT OF THE COMPANY’S BUSINESS AFTER THE MERGER TRANSACTIONS

 After the Merger Transactions are completed, we plan to devote substantially all of our cash flows from operations to service our debt obligations and asset retirement obligations. We anticipate continuing our current business growth strategy to the extent that we can finance our growth activities with external debt and equity capital. For further information regarding our business growth strategy, see “The Parties – Gateway Energy Corporation – Business Strategy” on page 40.

FINANCIAL INFORMATION

Our audited balance sheets and the related audited consolidated statements of operations, stockholders’ deficit and cash flows for each of the two years in the period ended December 31, 2012 are incorporated by reference to our annual report on Form 10-K for the year ended December 31, 2012 (as amended, the “2012 10-K”), which was previously filed with the Commission; and our unaudited balance sheets and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows for the three month period ended March 31, 2013, and the three and six months periods ended June 30, 2013, are also incorporated by reference to our quarterly reports on Form 10-Q for the quarters ended March 31, 2013 (the “March 2013 10-Q”) and June 30, 2013 (the “June 2013 10-Q”), which was previously filed with the Commission. A copy of the 2012 10-K, the March 2013 10-Q and the June 2013 10-Q accompany this Information Statement as Annexes D, E  and F, respectively. Stockholders should refer to the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements” set forth in the 2012 10-K, the March 2013 10-Q and the June 2013 10-Q.

PRICE RANGE OF COMMON STOCK; DIVIDENDS

Market Price for Common Stock and Stockholders

Our Common Stock is traded on the Over-The-Counter Bulletin Board under the symbol GNRG. The following table sets forth the range of the high and low sale prices for our Common Stock for the periods indicated.

	Sales Price
	High	Low
Year Ending December 31, 2013:
First Quarter..................................................................................................................................................................................	$0.04	$0.02
Second Quarter............................................................................................................................................................................	$0.04	$0.02
Third Quarter................................................................................................................................................................................	$0.04	$0.01
Fourth Quarter (through October 22, 2013)...........................................................................................	$0. 03	$0.01
Year Ending December 31, 2012:
First Quarter..................................................................................................................................................................................	$0.17	$0.10
Second Quarter............................................................................................................................................................................	$0.19	$0.07
Third Quarter................................................................................................................................................................................	$0.10	$0.05
Fourth Quarter.............................................................................................................................................................................	$0.07	$0.02
Year Ending December 31, 2011:
First Quarter..................................................................................................................................................................................	$ 0.39	$ 0.20
Second Quarter............................................................................................................................................................................	$ 0.32	$ 0.11
Third Quarter................................................................................................................................................................................	$ 0.24	$ 0.12
Fourth Quarter.............................................................................................................................................................................	$ 0.24	$ 0.07

As of September  , 2013, our authorized capital stock consisted of 150,000,000 shares of common stock and 10,000 shares of preferred stock, of which          shares of Common Stock and no shares of preferred stock were issued and outstanding. As of such date, there were             holders of record of our Common Stock.

We have not made an underwritten public offering of the Common Stock during the past three years that was registered under the Securities Act or exempt from registration under Regulation A.

Dividend Policy

To date, we have not declared or paid any dividends on our Common Stock.  Our payment of dividends, if any, is within the discretion of our Board and will depend on our earnings, if any, capital requirements and financial condition, as well as other relevant factors. In addition, our Credit Agreement with Meridian Bank restricts our ability to pay dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of August 12, 2013, by: (i) each person who is known by us to beneficially own 5% or more of the outstanding class of our capital stock; (ii) each member of the Board;  (iii) each of our executive officers; and (iv)  all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Commission. To our knowledge, each of the holders of capital stock listed below has sole voting and investment power as to the capital stock owned unless otherwise noted.

Name and Address of Beneficial Owner	Numbers of Shares of Common Stock Beneficially Owned	% of Common Stock Outstanding (1)
GreyCap Energy LLC (2) 902 Wild Valley Houston, TX 77057	6,250,000	20.42%
Fredrick M. Pevow, Jr. (3) 910 Oak Valley Drive Houston, TX 77024	2,906,982	9.50%
Crosscap Management, Inc. (4) 5851 San Felipe, Suite 230 Houston, TX 77057	2,000,000	6.53%
John A. Raasch (5) 1960 Las Palmas, #138 Laughlin, NV 89029	1,521,409	4.97%
Perin Greg deGeurin (6)	79,000	0.26%
David F. Huff (7)	95,000	0.31%
John O. Niemann, Jr. (8)	825,642	2.79%
Other members of Principal Stockholders group(9)	3,641,056	11.89%

Executive Officers and Directors as a group (6 persons)	5,428,033	17.73%

*         Less than 1%

(1)      Based on 30,613,637  shares outstanding as of  August 12, 2013.

(2)      Consists of 6,250,000 shares of Common Stock directly owned by Greycap Energy LLC, a Texas limited liability company. Brady E. Crosswell serves as the Managing Director of Greycap and, in such capacity, may be deemed to have voting and dispositive power over the shares held for the account. Greycap’s beneficial ownership is based on its Schedule 13G/A filed with the Commission on March 7, 2013.

(3)      Mr. Pevow is our President and Chief Executive Officer and a member of the Board.  Consists of 2,906,982 shares of Common Stock directly owned by Mr. Pevow.

(4)      Consists of 2,000,000 shares of Common Stock directly owned by Crosscap Partners, L.P., a Texas limited partnership, and Crosscap Partners Enhanced, L.P., a Texas limited partnership.  Crosscap Management, Inc. serves as investment manager to these partnerships and, in such capacity, may be deemed to have voting and dispositive power over the shares held for the accounts of these partnerships.  Henry Crosswell serve as President of Crosscap Management, Inc.  Crosscap Management, Inc.’s beneficial ownership is based on its Schedule 13G/A filed with the Commission on December 17, 2010.

(5)      Mr. Raasch is a member of the Board.  Consists of 1,357,520 shares of Common Stock directly owned by Mr. Raasch and 63,889 shares of restricted Common Stock subject to various vesting provisions and  100,000 shares of Common Stock owned by WWJD, Inc., a Nevada corporation, of which Mr. Raasch is the President, Director, and sole stockholder.  Mr. Raasch is deemed to have beneficial ownership over the shares owned by WWJD, Inc.

(6)      Mr. DeGeurin is a member of the Board.  Consists of 79,000 shares of restricted Common Stock subject to various vesting provisions.

(7)      Mr. Huff is a member of the Board.  Consists of 20,000 shares of Common Stock directly owned by Mr. Huff and 75,000 shares of restricted Common Stock subject to various vesting provisions.

(8)      Mr. Niemann is a member of the Board.  Consists of 620,086 shares of Common Stock directly owned by Mr. Niemann and  205,556 shares of restricted common stock subject to various vesting provisions.

(9)      Consists of 893,823 shares of Common Stock owned by Christopher Robert Sis, 945,620 shares of Common Stock owned by Chauncey J. Gundelfinger, Jr., 752,788 shares of Common Stock owned by Brett C. Rule, 744,253 shares of Common Stock owned by John E. O’Shea, Jr., 304,572 shares of Common Stock owned by Steven Scheler and 76,500 shares of Common Stock owned by Brady E. Crosswell in retirement accounts on behalf of his children. Mr. Sis’ shares include 255,000 shares of Common Stock held by Holy Innocents School, of which Mr. Sis is the trustee.

                Immediately following the Merger, the Surviving Company will be a wholly-owned subsidiary of Parent.  The following table sets forth the capitalization of Parent immediately following the Merger.

Name of Member	Number of Class A Units	Number of Class B Units	Number of Class C Units	% of Capital Units
Crosscap Energy QP, LP	4,428,571	2,000,000	---	11.30%
GreyCap Energy, LLC	3,428,571	6,326,500	480,380	21.31%
Chauncey J. Gundelfinger, Jr.	2,285,714	945,620	---	6.73%
Douglas C. Moss	---	---	480,380	1.00%
John O. Niemann, Jr.	3,428,571	825,642	480,380	9.86%
John E. O’Shea, Jr.	---	744,253	---	1.55%
Frederick M. Pevow, Jr.	3,428,571	2,906,982	3,843,036	21.19%
John A. Raasch	1,714,286	1,521,409	480,380	7.74%
Brett C. Rule	3,428,571	752,788	480,380	9.70%
Steven C. Scheler	---	304,572	---	0.63%
Christopher Sis	3,428,571	893,823	---	9.00%
Total	24,571,429	17,221,589	6,244,934	100.0%

HOUSEHOLDING

Under the rules and regulations of the Commission, only one annual report, information statement or Notice of Internet Availability of Proxy Materials, as applicable, need be sent to any household at which two or more of our stockholders reside if they appear to be members of the same family and contrary instructions have not been received from an affected stockholder. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses for us. Brokers with accountholders who are our stockholders may be householding these materials. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, now or at any time in the future, you no longer wish to participate in householding and would like to receive a separate annual report, information statement or Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies of these documents at your address and would prefer that the communications be householded, you should contact us at the address or telephone number provided below.

ADDITIONAL INFORMATION

The Merger is a “going private” transaction subject to Rule 13e-3 of the Exchange Act. We have filed a Rule 13e-3 Transaction Statement on Schedule 13e-3 under the Exchange Act with respect to the Merger. The Schedule 13E-3 contains additional information about us. Copies of the Schedule 13E-3 and all exhibits thereto are available for inspection and copying at our principal executive offices during regular business hours by any of our stockholders, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to Gateway Energy Corporation, 1415 Louisiana Street  Houston, Texas 77002, Attn: Investor Relations, You can also obtain, without charge, reports, proxy statements and other information about the Company, by contacting us at telephone (713) 336-0844.

We file annual, quarterly, current and special reports, proxy statements, and other information with the Commission. Our Commission filings are available to the public over the Internet at the Commission’s website at www.sec.gov and on our website at www.gatewayenergy.com. You may also read and copy any document we file with the Commission at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549.

You may also request copies of any of our filings by writing or telephoning us at our principal executive office,

1415 Louisiana Street, Houston, Texas 77002, telephone (713) 336-0844.

By Order of the Board of Directors

Frederick M. Pevow, Jr.

President and Chief Executive Officer

    , 2013

ANNEX A

Agreement and Plan of Merger

See attached.

AGREEMENT AND PLAN OF MERGER

between

GATEWAY ENERGY CORPORATION

and

GATEWAY ACQUISITION LLC.

and

GATEWAY ENERGY HOLDINGS LLC

dated as of

August 13, 2013

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Article I The Merger

Section 1.01          The Merger

Section 1.02          Closing

Section 1.03          Effective Time

Section 1.04          Effects of the Merger

Section 1.05          Certificate of Formation; Company Agreement

Section 1.06          Managers and Officers

Article II Effect of the Merger on Capital Stock

Section 2.01          Effect of the Merger on Capital Stock

Section 2.02          Surrender and Payment.

Section 2.03          Dissenting Shares

Section 2.04          Adjustments

Section 2.05          Withholding Rights

Section 2.06          Lost Certificates

Section 2.07          Treatment of Stock Options and Other Stock-based Compensation

Article III Representations and Warranties of the Company

Section 3.01          Organization; Standing and Power; Charter Documents; Minutes; Subsidiaries.

Section 3.02          Capital Structure.

Section 3.03          Authority; Non-contravention; Governmental Consents.

Section 3.04          SEC Filings; Financial Statements; Internal Controls.

Section 3.05          Absence of Certain Changes or Events

Section 3.06          Taxes

Section 3.07          Information Statement

Article IV Representations and Warranties of Parent and Merger Sub

Section 4.01          Organization

Section 4.02          Authority; Non-contravention; Governmental Consents

Section 4.03          Information Statement

Section 4.04          Financial Capability

Section 4.05          Legal Proceedings

Article V Covenants

Section 5.01          Conduct of Business of the Company

Section 5.02          Other Actions

Section 5.03          Access to Information; Confidentiality.

Section 5.04          No Solicitation.

Section 5.05          Stockholders’ Written Consent; Information Statement.

Section 5.06          Notices of Certain Events

Section 5.07          Reserved

Section 5.08          Directors' and Officers' Indemnification and Insurance

Section 5.09          Reasonable Best Efforts.

Section 5.10          Public Announcements

Section 5.11          Takeover Statutes

Section 5.12          Section 16 Matters

Section 5.13          Further Assurances

Article VI Conditions

Section 6.01          Conditions to Each Party's Obligation to Effect the Merger

Section 6.02          Conditions to Obligations of Parent and Merger Sub

Section 6.03          Conditions to Obligation of the Company

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Article VII Termination, Amendment and Waiver

Section 7.01          Termination By Mutual Consent

Section 7.02          Termination By Either Parent or the Company

Section 7.03          Termination By Parent

Section 7.04          Termination By the Company

Section 7.05          Notice of Termination; Effect of Termination

Section 7.06          Fees and Expenses Following Termination.

Section 7.07          Amendment

Section 7.08          Extension; Waiver

Article VIII Miscellaneous

Section 8.01          Definitions

Section 8.02          Interpretation; Construction.

Section 8.03          Survival

Section 8.04          Governing Law

Section 8.05          Submission to Jurisdiction

Section 8.06          Waiver of Jury Trial

Section 8.07          Notices

Section 8.08          Entire Agreement

Section 8.09          No Third Party Beneficiaries

Section 8.10          Severability

Section 8.11          Assignment

Section 8.12          Remedies

Section 8.13          Specific Performance

Section 8.14          Counterparts; Effectiveness

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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Agreement"), is entered into as of August 13, 2013, by and among GATEWAY ENERGY CORPORATION, a Delaware corporation (the "Company"), GATEWAY ENERGY HOLDINGS LLC, a Delaware limited liability company ("Parent"), and GATEWAY ACQUISITION LLC., a Delaware limited liability company and a wholly-owned Subsidiary of Parent ("Merger Sub"). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 8.01 hereof.

RECITALS

WHEREAS, the parties intend that the Company be merged with and into Merger Sub, with the Merger Sub surviving that merger on the terms and subject to the conditions set forth herein;

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") will be converted into the right to receive the Merger Consideration;

WHEREAS, the Board of Directors of the Company (the "Company Board") has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement with Parent and Merger Sub, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the stockholders of the Company;

WHEREAS, on the date and in connection with the execution hereof, the Company has entered into that certain Subscription, Exchange and Voting Agreement (the “Support Agreement”) among the Company, Parent and the Participating Stockholders, which agreement provides for, among other things, (a) the capitalization of Parent by the contribution to Parent of shares of Company Common Stock held by the Participating Stockholders; (b) the agreement by the Participating Stockholders to vote (or cause to be voted) all of the Participating Stockholders’ Company Common Stock in favor of the adoption and approval of this Agreement; and (c) the grant by the Participating Stockholders of an irrevocable proxy to Parent with respect to the matters described in clause (b) above for the term of the Support Agreement;

WHEREAS, the respective boards of managers of Parent and Merger Sub have, on the terms and subject to the conditions set forth in this Agreement, unanimously approved this Agreement; and

WHEREAS, the parties desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

Article I
The Merger

Section 1.01        The Merger

. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL") and Delaware Limited Liability Company Act (the "DLLCA"), at the Effective Time, (a) the Company will merge with and into Merger Sub (the "Merger"), and (b) the separate corporate existence of the Company will cease and Merger Sub will continue its limited liability company existence under the DLLCA as the Surviving Company in the Merger (sometimes referred to herein as the "Surviving Company").

Section 1.02        Closing

. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the "Closing") will take place at 12:00 p.m., Houston time, as soon as practicable (and, in any event, within three (3) Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Porter Hedges LLP, 1000 Main Street, 36th Floor, Houston, Texas, unless another place is agreed to in writing by the parties hereto, and the actual date of the Closing is hereinafter referred to as the "Closing Date".

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Section 1.03        Effective Time

. Subject to the provisions of this Agreement, at the Closing, the Company, Parent and Merger Sub will cause a certificate of merger (the "Certificate of Merger") to be executed, acknowledged and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and DLLCA and shall make all other filings or recordings required under the DGCL and DLLCA. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Merger in accordance with the DGCL and DLLCA (the effective time of the Merger being hereinafter referred to as the "Effective Time").

Section 1.04        Effects of the Merger

. The Merger shall have the effects set forth herein and in the applicable provisions of the DGCL and DLLCA. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Company.

Section 1.05        Certificate of Formation; Company Agreement

. At the Effective Time, (a) the certificate of formation of Merger Sub shall be amended so as to change the name of the Surviving Company to “Gateway Energy Company”, and, as so amended, shall be the certificate of formation of the Surviving Company until thereafter amended in accordance with the terms thereof or as provided by applicable Law, and (b) the limited liability company agreement of Merger Sub as in effect immediately prior to the Effective Time shall be the  limited liability company agreement of the Surviving Company until thereafter amended in accordance with the terms thereof or as provided by applicable Law.

Section 1.06        Managers and Officers

. The managers and officers of Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the managers and officers, respectively, of the Surviving Company until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the limited liability company agreement of the Surviving Company.

Article II
Effect of the Merger on Capital Stock

Section 2.01        Effect of the Merger on Capital Stock

. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub or the Company or the holder of any capital stock of Parent, Merger Sub or the Company:

(a)                Cancellation of Certain Company Common Stock. Each of the Excluded Shares will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.

(b)               Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled and retired in accordance with Section 2.01(a), and (ii) Dissenting Shares) will be converted into the right to receive $0.0175 in cash, without interest (the "Merger Consideration").

(c)                Cancellation of Shares. At the Effective Time, all shares of Company Common Stock will no longer be outstanding and all shares of Company Common Stock will be cancelled and retired and will cease to exist, and, subject to Section 2.03, each holder of a certificate formerly representing any such shares (each, a "Certificate") will cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 2.02 hereof.

(d)               Conversion of Merger Sub Membership Interests. Each unit of each series of the membership interests of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable unit of the same series of the membership interests of the Surviving Company.

Section 2.02        Surrender and Payment.

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(a)                Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the "Exchange Agent") to act as the agent for the purpose of exchanging for the Merger Consideration for: (i) the Certificates, or (ii) book-entry shares which immediately prior to the Effective Time represented the shares of Company Common Stock (the "Book-Entry Shares"). On and after the Effective Time, Parent shall deposit, or cause the Surviving Company to deposit, with the Exchange Agent, sufficient funds to pay the aggregate Merger Consideration that is payable in respect of all of the shares of Company Common Stock represented by the Certificates and the Book-Entry Shares (the "Payment Fund") in amounts and at the times necessary for such payments. If for any reason (including losses) the Payment Fund is inadequate to pay the amounts to which holders of shares shall be entitled under Section 2.01(b), Parent shall take all steps necessary to enable or cause the Surviving Company promptly to deposit in trust additional cash with the Exchange Agent sufficient to make all payments required under this Agreement, and Parent and the Surviving Company shall in any event be liable for the payment thereof. The Payment Fund shall not be used for any other purpose. The Surviving Company shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Shares for the Merger Consideration. Promptly after the Effective Time, Parent shall send, or shall cause the Exchange Agent to send, to each record holder of shares of Company Common Stock at the Effective Time, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Exchange Agent) for use in such exchange.

(b)               Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Book-Entry Share upon (i) surrender to the Exchange Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent, or (ii) receipt of an "agent's message" by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of Book-Entry Shares. Until so surrendered or transferred, as the case may be, and subject to the terms set forth in Section 2.03, each such Certificate or Book-Entry Share, as applicable, shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration payable in respect thereof. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this Article II, each Certificate or Certificates so surrendered shall immediately be cancelled.

(c)                If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred, and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(d)               All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Company. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Company, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II.

(e)                Any portion of the Payment Fund that remains unclaimed by the holders of Shares six (6) months after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 2.02 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock two (2) years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity) shall become, to the extent permitted by applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

(f)                Any portion of the Merger Consideration made available to the Exchange Agent in respect of any Dissenting Shares shall be returned to Parent, upon demand.

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Section 2.03        Dissenting Shares

. Notwithstanding any provision of this Agreement to the contrary, including Section 2.01, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled in accordance with Section 2.01(a)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares of Company Common Stock being referred to collectively as the "Dissenting Shares" until such time as such holder fails to perfect or otherwise loses such holder's appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder's right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.01(b), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Book-Entry Share, as the case may be. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the DGCL that relates to such demand, and Parent shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

Section 2.04        Adjustments

. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur (other than the issuance of additional shares of capital stock of the Company as permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

Section 2.05        Withholding Rights

. Each of the Exchange Agent, Parent, Merger Sub and the Surviving Company shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations issued pursuant thereto (the "Code"), or any provision of state, local or foreign Tax Law. To the extent that amounts are so deducted and withheld by the Exchange Agent, Parent, Merger Sub or the Surviving Company, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, Parent, Merger Sub or the Surviving Company, as the case may be, made such deduction and withholding.

Section 2.06        Lost Certificates

. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Shares formerly represented by such Certificate as contemplated under this Article II.

Section 2.07        Treatment of Stock Options and Other Stock-based Compensation

.

(a)                The Company shall take all requisite action so that, at the Effective Time, each option to acquire shares of Company Common Stock (each, a "Company Stock Option") that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of that Company Stock Option or any other Person, cancelled and converted into the right to receive from Parent and the Surviving Company, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock subject to such Company Stock Option, multiplied by (y) the excess, if any, of the Merger Consideration over the per share exercise price under such Company Stock Option, less any Taxes required to be withheld in accordance with Section 2.05.

(b)               The Company shall take all requisite action so that, at the Effective Time, each restricted stock unit award and other right, contingent or accrued, to acquire or receive shares of Company Common Stock or benefits measured by the value of such shares, and each award of any kind consisting of shares of Company Common Stock that may be held,

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awarded, outstanding, payable or reserved for issuance under any Company Stock Plan (as defined below), other than Company Stock Options (each, a "Company Stock Award") immediately prior to the Effective Time, whether or not then vested or exercisable, shall be, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of that Company Stock Award or any other Person, cancelled and converted into the right to receive from Parent and the Surviving Company, as promptly as reasonably practicable after the Effective Time, an amount in cash, without interest, equal to the product of (x) the aggregate number of shares of Company Common Stock in respect of such Company Stock Award multiplied by (y) the Merger Consideration, less any Taxes required to be withheld in accordance with Section 2.05.

(c)                At or prior to the Effective Time, the Company, the Company Board and the compensation committee of such board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee consents) that may be necessary to effectuate the provisions of paragraphs (a), (b) and (c) of this Section 2.07.

Article III
Representations and Warranties of the Company

Except as set forth in the correspondingly numbered Section of the disclosure letter, dated the date of this Agreement and delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Letter"), the Company hereby represents and warrants to Parent and Merger Sub as follows:

Section 3.01        Organization; Standing and Power; Charter Documents; Minutes; Subsidiaries.

(a)                Organization; Standing and Power. The Company and each of its Subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company or other organizational, as applicable, power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing (with respect to jurisdictions that recognize the concept of good standing) in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)               Charter Documents. The Company has made available to Parent a true and correct copy of the certificate of incorporation (including any certificate of designations), by-laws or like organizational documents, each as amended to date (collectively, the "Charter Documents"), of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Charter Documents.

(c)                Minutes. The Company has made available to Parent true and correct copies of the minutes (or, in the case of minutes that have not yet been finalized, a brief summary of the meeting) of all meetings of stockholders, the Company Board and each committee of the Company Board since January 1, 2009.

(d)               Subsidiaries. Section 3.01(d)(i)  of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date hereof and its place of organization. Section 3.01(d)(ii)  of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company, (x) the number and type of any capital stock of, or other equity or voting interests in, such Subsidiary that is outstanding as of the date hereof and (y) the number and type of shares of capital stock of, or other equity or voting interests in, such Subsidiary that, as of the date hereof, are owned, directly or indirectly, by the Company. All of the outstanding shares of capital stock of, or other equity or voting interests in, each Subsidiary of the Company that is owned directly or indirectly by the Company have been validly issued, were issued free of pre-emptive rights and are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens (x) imposed by applicable securities Laws or (y) arising pursuant to the Charter Documents of any non-wholly-owned Subsidiary of the Company. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

Section 3.02        Capital Structure.

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(a)                Capital Stock. The authorized capital stock of the Company consists of: (i) one hundred fifty million (150,000,000) Shares and (ii) ten thousand (10,000) shares of preferred stock, par value $1.00 per share, of the Company (the "Company Preferred Stock"). As of the date of this Agreement, (x) 30,613,637 Shares were issued and outstanding, (y) no Shares were issued and held by the Company in its treasury and (z) no shares of Company Preferred Stock were issued and outstanding or held by the Company in its treasury. All of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized and validly issued, fully paid and non-assessable and not subject to any pre-emptive rights. No Subsidiary of the Company owns any Shares.

(b)               Stock Awards.

(i)                 As of the date of this Agreement, an aggregate of 725,612 shares of Company Common Stock were subject to issuance pursuant to Company Stock Options or Company Stock Awards granted under the 2007 Equity Incentive Plan (the plan referred to immediately above and the award or other applicable agreements entered into thereunder, as amended, are collectively referred to herein as the "Company Stock Plans"), and since July 17, 2012 and through the date hereof, no Company Equity Awards have been granted and no additional shares of Company Common Stock have become subject to issuance under the Company Stock Plans. Section 3.02(b)(i) of the Company Disclosure Letter sets forth as of the close of business on August 6, 2013 a list of each outstanding Company Equity Award granted under the Company Stock Plans and (A) the name of the holder of such Company Equity Award, (B) the number of shares of Company Common Stock subject to such outstanding Company Equity Award, (C) the exercise price, purchase price or similar pricing of such Company Equity Award, (D) the date on which such Company Equity Award was granted or issued, (E) the applicable vesting schedule, and the extent to which such Company Equity Award is vested and exercisable as of the date hereof, and (F) with respect to Company Stock Options, the date on which such Company Stock Option expires. All shares of Company Common Stock subject to issuance under the Company Stock Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable.

(ii)               Except for the Company Stock Plans and as set forth in Section 3.02(b)(ii) of the Company Disclosure Letter, there are no Contracts to which the Company is a party obligating the Company to accelerate the vesting of any Company Equity Award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events). Other than the Company Equity Awards, as of the date hereof, there are no outstanding (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of the Company, (B) options, warrants or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company or its Subsidiaries (the items in clauses (A), (B) and (C), together with the capital stock of the Company, being referred to collectively as "Company Securities"). All outstanding shares of Company Common Stock, all outstanding Company Equity Awards, and all outstanding shares of capital stock, voting securities or other ownership interests in any Subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable securities Laws.

(iii)             There are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities or Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

(c)                Voting Debt.  No bonds, debentures, notes or other indebtedness issued by the Company or any of its Subsidiaries (i) having the right to vote on any matters on which stockholders or equityholders of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right), or (ii) the value of which is directly based upon or derived from the capital stock, voting securities or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, "Voting Debt").

(d)               Company Subsidiary Securities.  As of the date hereof, there are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities or other

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ownership interests in any Subsidiary of the Company, (ii) options, warrants or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities or other ownership interests in) any Subsidiary of the Company, or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, "phantom" stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of the Company, in each case that have been issued by a Subsidiary of the Company (the items in clauses (i), (ii) and (iii), together with the capital stock, voting securities or other ownership interests of such Subsidiaries, being referred to collectively as "Company Subsidiary Securities").

Section 3.03        Authority; Non-contravention; Governmental Consents.

(a)                Authority. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to, in the case of the consummation of the Merger, adoption of this Agreement by the affirmative vote or consent of the holders of a majority of the outstanding shares of Company Common Stock (the "Requisite Company Vote"), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only, in the case of consummation of the Merger, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company's capital stock necessary to approve and adopt this Agreement, approve the Merger and consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)               Non-contravention. The execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the Charter Documents of the Company or any of its Subsidiaries; (ii) subject to compliance with the requirements set forth in clauses (i) through (v) of Section 3.03(c) and, in the case of the consummation of the Merger, obtaining the Requisite Company Vote, conflict with or violate any Law applicable to the Company, any of its Subsidiaries or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation, or require any Consent under, any Contract to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date hereof; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii), (iii) and (iv), for any conflicts, violations, breaches, defaults, alterations, terminations, amendments, accelerations, cancellations or Liens, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)                Governmental Consents. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to (any of the foregoing being a "Consent"), any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority, or any quasi-governmental or private body exercising any regulatory or other governmental or quasi-governmental authority (a "Governmental Entity") is required to be obtained or made by the Company in connection with the execution, delivery and performance by the Company of this Agreement or the consummation by the Company of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing of the Company Information Statement with the Securities and Exchange Commission ("SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under applicable state securities or "blue sky" Laws and the securities Laws of any foreign country; (iv) the other Consents of Governmental Entities listed in Section 3.03(c) of the Company Disclosure Letter; and (v) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

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(d)               Board Approval. The Company Board, by resolutions duly adopted by unanimous vote at a meeting of all directors of the Company duly called and held and, as of the date hereof, not subsequently rescinded or modified in any way, has, as of the date hereof (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company's stockholders, (ii) approved and declared advisable the "agreement of merger" (as such term is used in Section 251 of the DGCL) contained in this Agreement and the transactions contemplated by this Agreement, including the Merger, in accordance with the DGCL, (iii) directed that the "agreement of merger" contained in this Agreement be submitted to Company's stockholders for adoption, and (iv) resolved to recommend that Company stockholders adopt the "agreement of merger" set forth in this Agreement (collectively, the "Company Board Recommendation") and directed that such matter be submitted for consideration of the stockholders of the Company in connection with obtaining the Written Consent.

(e)                Takeover Statutes. No "fair price," "moratorium," "control share acquisition," "business combination" or other similar anti-takeover statute or regulation (including Section 203 of the DGCL) enacted under any federal, state, local or foreign laws applicable to the Company is applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement.

Section 3.04        SEC Filings; Financial Statements; Internal Controls.

(a)                SEC Filings. The Company has timely filed with or furnished to, as applicable, the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since January 1, 2009 (the "Company SEC Documents"). The Company has made available to Parent all such Company SEC Documents that it has so filed or furnished prior to the date hereof. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. None of the Company SEC Documents, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the Company's Subsidiaries is required to file or furnish any forms, reports or other documents with the SEC.

(b)               Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC.

(c)                Undisclosed Liabilities. The unaudited balance sheet of the Company dated as of June 30, 2013 contained in the Company SEC Documents filed to be filed on August 14, 2013 is hereinafter referred to as the "Company Balance Sheet." Neither the Company nor any of its Subsidiaries has any Liabilities other than Liabilities that (i) are reflected or recorded on the Company Balance Sheet (including in the notes thereto), (ii) were incurred since the date of the Company Balance Sheet in the ordinary course of business, (iii) are incurred in connection with the transactions contemplated by this Agreement, or (iv) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d)               Reserved

Section 3.05        Absence of Certain Changes or Events

. Since the date of the Company Balance Sheet, except in connection with the execution and delivery of this Agreement and the consummation of the transactions

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contemplated hereby, the business of the Company and each of its Subsidiaries has been conducted in the ordinary course of business and there has not been or occurred:

(a)                any Company Material Adverse Effect or any event, condition, change or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; or

(b)               any event, condition, action or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01.

Section 3.06        Taxes

.  The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete and correct in all material respects. Neither Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company's financial statements (in accordance with GAAP). The Company's most recent financial statements reflect an adequate reserve (in accordance with GAAP) for all material Taxes payable by the Company and its Subsidiaries through the date of such financial statements. Neither the Company nor any of its Subsidiaries has incurred any material liability for Taxes since the date of the Company's most recent financial statements outside the ordinary course of business or otherwise inconsistent with past practice.

Section 3.07        Information Statement

. None of the information included or incorporated by reference in the letter to the stockholders or information statement (collectively, the "Company Information Statement"), to be filed with the SEC in connection with the Merger, will, at the date it is first mailed to the Company's stockholders or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub expressly for inclusion or incorporation by reference in the Company Information Statement. The Company Information Statement will comply as to form in all material respects with the requirements of the Exchange Act.

Article IV
Representations and Warranties of Parent and Merger Sub

Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

Section 4.01        Organization

. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation.

Section 4.02        Authority; Non-contravention; Governmental Consents

.

(a)                Authority. Each of Parent and Merger Sub has all requisite limited liability company power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Parent and Merger Sub and no other limited liability company proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the filing of the Certificate of Merger pursuant to the DGCL and DLLCA. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes the valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Laws affecting creditors’ rights generally and by general principles of equity.

(b)               Non-contravention. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the certificate of incorporation or by-laws of Parent or Merger Sub; (ii) subject to compliance with the requirements set forth in clauses (i)-(iv) of Section 4.02(c), conflict with or

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violate any Law applicable to Parent or Merger Sub or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation, or require any Consent under any Contract to which Parent or its Subsidiaries, including Merger Sub, are a party or otherwise bound; or (iv) result in the creation of any Lien (other than Permitted Liens) on any of the properties or assets of Parent or Merger Sub, except, in the case of each of clauses (ii), (iii) and (iv), for any conflicts, violations, breaches, defaults, terminations, amendments, accelerations, cancellations or Liens, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated by this Agreement.

(c)                Governmental Consents. No Consent of any Governmental Entity is required to be obtained or made by Parent or Merger Sub in connection with the execution, delivery and performance by Parent and Merger Sub of this Agreement or the consummation by Parent and Merger Sub of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company and/or Parent are qualified to do business; (ii) the filing of the Company Information Statement with the SEC in accordance with the Exchange Act, and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under applicable state securities or "blue sky" laws and the securities Laws of any foreign country; and (iv) such other Consents which if not obtained or made would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated by this Agreement.

Section 4.03        Information Statement

. None of the information with respect to Parent or Merger Sub that Parent or any of its Representatives furnishes in writing to the Company expressly for use in the Company Information Statement, will, at the date such Company Information Statement is first mailed to the Company's stockholders or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein supplied by the Company or its Representatives expressly for inclusion or incorporation by reference in the Company Information Statement.

Section 4.04        Financial Capability

. Parent has or will have, and will cause Merger Sub to have, prior to the Effective Time, sufficient funds to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of Parent and Merger Sub contemplated by this Agreement.

Section 4.05        Legal Proceedings

. As of the date hereof, there is no pending or, to the Knowledge of Parent, threatened, Legal Action against Parent or any of its Subsidiaries, including Merger Sub, nor is there any injunction, order, judgment, ruling or decree imposed upon Parent or any of its Subsidiaries, including Merger Sub, in each case, by or before any Governmental Entity, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated by this Agreement.

Article V
Covenants

Section 5.01        Conduct of Business of the Company

. The Company shall, and shall cause each of its Subsidiaries to, during the period from the date of this Agreement until the Effective Time, except as expressly contemplated by this Agreement or as required by applicable Law or with the prior written consent of Parent, conduct its business in the ordinary course of business consistent with past practice, and, to the extent consistent therewith, the Company shall, and shall cause each of its Subsidiaries to, use its reasonable best efforts to preserve substantially intact its and its Subsidiaries' business organization, to keep available the services of its and its Subsidiaries' current officers and employees, to preserve its and its Subsidiaries' present relationships with customers, suppliers, distributors, licensors, licensees and other Persons having business relationships with it. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly contemplated by this Agreement or as set forth on Section 5.01 of the Company Disclosure Letter or as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld or delayed):

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(a)                amend or propose to amend its certificate of incorporation or by-laws (or other comparable organizational documents);

(b)               (i) split, combine or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any Company Securities or Company Subsidiary Securities, (iii) declare, set aside or pay any dividend or distribution (whether in cash, stock, property or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiary);

(c)                issue, sell, pledge, dispose of or encumber any Company Securities or Company Subsidiary Securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of any Company Equity Award outstanding as of the date of this Agreement in accordance with its terms, (ii) the issuance of shares of Company Common Stock in respect of other equity compensation awards outstanding under Company Stock Plans as of the date of this Agreement in accordance with their terms, or (iii) the issuance of Company Equity Awards and the issuance of shares of Company Common Stock upon the exercise of such Company Equity Awards (other than directors or executive officers of the Company) in accordance with their terms in the ordinary course of business consistent with past practice;

(d)               acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances or capital contributions to or investments in any Person in excess of $25,000 in the aggregate;

(e)                (i) transfer, license, sell, lease or otherwise dispose of any assets (whether by way of merger, consolidation, sale of stock or assets, or otherwise), including the capital stock or other equity interests in any Subsidiary of the Company, provided that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, licensing, selling, leasing or disposing of obsolete equipment or assets being replaced, in each case in the ordinary course of business consistent with past practice, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

(f)                repurchase, prepay or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than in connection with the financing of ordinary course trade payables consistent with past practice;

(g)               enter into or amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), any Company Material Contract or any other Contract that, if in effect as of the date hereof would constitute a Company Material Contract hereunder;

(h)               institute, settle or compromise any Legal Actions pending or threatened before any arbitrator, court or other Governmental Entity involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $25,000 in the aggregate, other than (i) any Legal Action brought against Parent or Merger Sub arising out of a breach or alleged breach of this Agreement by Parent or Merger Sub, and (ii) the settlement of claims, liabilities or obligations reserved against on the most recent balance sheet of the Company included in the Company SEC Documents; provided that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company's business;

(i)                 make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;

(j)                 (i) settle or compromise any material Tax claim, audit or assessment, (ii) make or change any material Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, (iii) amend any material Tax Returns or file claims for material Tax refunds, or (iv) enter into any material closing agreement, surrender in writing any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries;

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(k)               enter into any material agreement, agreement in principle, letter of intent, memorandum of understanding or similar Contract with respect to any joint venture, strategic partnership or alliance;

(l)                 except in connection with actions permitted by Section 5.04 hereof, take any action to exempt any Person from, or make any acquisition of securities of the Company by any Person not subject to, any state takeover statute or similar statute or regulation that applies to Company with respect to a Takeover Proposal or otherwise, except for Parent, Merger Sub or any of their respective Subsidiaries or Affiliates, or the transactions contemplated by this Agreement; or

(m)             agree or commit to do any of the foregoing.

Section 5.02        Other Actions

. From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VII, the Company and Parent shall not, and shall not permit any of their respective Subsidiaries to, take, or agree or commit to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger or the other transactions contemplated by this Agreement.

Section 5.03        Access to Information; Confidentiality.

(a)                From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in Article VII, the Company shall, and shall cause its Subsidiaries to, afford to Parent and Parent's Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of the Company or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices and other facilities and to all books, records, contracts and other assets of the Company and its Subsidiaries, and the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent such other information concerning the business and properties of the Company and its Subsidiaries as Parent may reasonably request from time to time. Neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege or contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention). No investigation shall affect the Company's representations and warranties contained herein, or limit or otherwise affect the remedies available to Parent or Merger Sub pursuant to this Agreement.

Section 5.04        No Solicitation.

(a)                The Company shall not, and shall cause its Subsidiaries not to, and shall not authorize or permit its and its Subsidiaries' directors, officers, employees, advisors and investment bankers (with respect to any Person, the foregoing Persons are referred to herein as such Person's "Representatives") to, directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Takeover Proposal or the making of any proposal that could reasonably be expected to lead to any Takeover Proposal, or, subject to Section 5.04(b), (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, any Takeover Proposal, (ii) amend or grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company or any of its Subsidiaries, or (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Takeover Proposal (each, a "Company Acquisition Agreement"). Subject to Section 5.04(b), neither the Company Board nor any committee thereof shall fail to make, withdraw, amend, modify or materially qualify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, or recommend a Takeover Proposal, fail to recommend against acceptance of any tender offer or exchange offer for the shares of Company Common Stock within ten (10) Business Days after the commencement of such offer, or make any public statement inconsistent with the Company Board Recommendation, or resolve or agree to take any of the foregoing actions (any of the foregoing, a "Company Adverse Recommendation Change"). The Company shall, and shall cause its Subsidiaries to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Takeover Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of the Company or any of its Subsidiaries that was furnished by or on behalf of the Company and its Subsidiaries to return or destroy (and confirm destruction of) all such information.

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(b)               Notwithstanding Section 5.04(a), prior to the receipt of the Company Requisite Vote, the Company Board, directly or indirectly through any Representative, may, subject to Section 5.04(c) (i) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Takeover Proposal in writing that the Company Board believes in good faith, after consultation with outside legal counsel, constitutes or would reasonably be expected to result in a Superior Proposal, (ii) thereafter furnish to such third party non-public information relating to the Company or any of its Subsidiaries pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement (a copy of which confidentiality agreement shall be promptly (in all events within twenty-four (24) hours) provided for informational purposes only to Parent), (iii) following receipt of and on account of a Superior Proposal, make a Company Adverse Recommendation Change, and/or (iv) take any action that any court of competent jurisdiction orders the Company to take (which order remains unstayed), but in each case referred to in the foregoing clauses (i) through (iv), only if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to cause the Company Board to be in breach of its fiduciary duties under applicable Law. Nothing contained herein shall prevent the Company Board from disclosing to the Company's stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to a Takeover Proposal, if the Company determines, after consultation with outside legal counsel, that failure to disclose such position would constitute a violation of applicable Law.

(c)                The Company Board shall not take any of the actions referred to in clauses (i) through (iv) of Section 5.04(b) unless the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action. The Company shall notify Parent promptly (but in no event later than twenty-four (24) hours) after it obtains Knowledge of the receipt by the Company (or any of its Representatives) of any Takeover Proposal, any inquiry that would reasonably be expected to lead to a Takeover Proposal, any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any third party. In such notice, the Company shall identify the third party making, and details of the material terms and conditions of, any such Takeover Proposal, indication or request. The Company shall keep Parent fully informed, on a current basis, of the status and material terms of any such Takeover Proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. The Company shall provide Parent with at least forty-eight (48) hours prior notice of any meeting of the Company Board (or such lesser notice as is provided to the members of the Company Board) at which the Company Board is reasonably expected to consider any Takeover Proposal. The Company shall promptly provide Parent with a list of any non-public information concerning the Company's business, present or future performance, financial condition or results of operations, provided to any third party, and, to the extent such information has not been previously provided to Parent, copies of such information.

(d)               Except as set forth in this Section 5.04(d), the Company Board shall not make any Company Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Company Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the receipt of the Company Requisite Vote, the Company Board may make a Company Adverse Recommendation Change or enter into (or permit any Subsidiary to enter into) a Company Acquisition Agreement, if: (i) the Company promptly notifies Parent, in writing, at least five (5) Business Days (the "Notice Period") before making a Company Adverse Recommendation Change or entering into (or causing a Subsidiary to enter into) a Company Acquisition Agreement, of its intention to take such action with respect to a Superior Proposal, which notice shall state expressly that the Company has received a Takeover Proposal that the Company Board intends to declare a Superior Proposal and that the Company Board intends to make a Company Adverse Recommendation Change and/or the Company intends to enter into a Company Acquisition Agreement; (ii) the Company attaches to such notice the most current version of the proposed agreement (which version shall be updated on a prompt basis) and the identity of the third party making such Superior Proposal; (iii) the Company shall, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause its and its Subsidiaries' Representatives to, during the Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of this Agreement so that such Takeover Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments (it being agreed that in the event that, after commencement of the Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Notice Period shall be extended, if applicable, to ensure that at least three (3) Business Days remains in the Notice Period subsequent to the time the Company notifies Parent of any such material revision (it being understood that there may be multiple extensions)); and (iv) the Company Board determines in good faith, after consulting with outside legal counsel, that such Takeover Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by Parent during the Notice Period in the terms and conditions of this Agreement.

Section 5.05        Stockholders’ Written Consent; Information Statement.

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(a)                Subject to the terms set forth in this Agreement, including Section 5.04, the Company shall use reasonable best efforts to secure the written consent of the holders of Company Common Stock in favor of the adoption of this Agreement and approval of the Merger (the “Written Consent”) as soon as reasonably practicable after the date of this Agreement.  Except to the extent that the Company Board shall have effected a Company Adverse Recommendation Change as permitted by Section 5.04(b) hereof, the Company Information Statement shall include the Company Board Recommendation.  The Company shall have no obligation to call or hold a special meeting of the Stockholders of the Company to consider the adoption of this Agreement.

(b)               As soon as reasonably practicable following receipt of the Written Consent, the Company shall prepare and file the Company Information Statement with the SEC. Parent, Merger Sub and the Company will cooperate and consult with each other in the preparation of the Company Information Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Company Information Statement. The Company shall not file the Company Information Statement, or any amendment or supplement thereto, without providing Parent a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall use its reasonable best efforts to resolve, and each party agrees to consult and cooperate with the other party in resolving, all SEC comments with respect to the Company Information Statement as promptly as practicable after receipt thereof and to cause the Company Information Statement in definitive form to be cleared by the SEC and mailed to the Company's stockholders as promptly as reasonably practicable following filing with the SEC. The Company agrees to consult with Parent prior to responding to SEC comments with respect to the preliminary Company Information Statement. Each of Parent, Merger Sub and the Company agree to correct any information provided by it for use in the Company Information Statement which shall have become false or misleading and the Company shall promptly prepare and mail to its stockholders an amendment or supplement setting forth such correction. The Company shall as soon as reasonably practicable (i) notify Parent of the receipt of any comments from the SEC with respect to the Company Information Statement and any request by the SEC for any amendment to the Company Information Statement or for additional information and (ii) provide Parent with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Information Statement.

Section 5.06        Notices of Certain Events

. The Company shall notify Parent and Merger Sub, and Parent and Merger Sub shall notify the Company, promptly of (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement, (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, (iii) any Legal Actions commenced, or to such party's knowledge, threatened, against the Company or any of its Subsidiaries or Parent or its Subsidiaries, as applicable, that are related to the transactions contemplated by this Agreement, and (iv) any event, change or effect between the date of this Agreement and the Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 6.02(a), Section 6.02(b) or Section 6.02(c) of this Agreement (in the case of the Company and its Subsidiaries) or Section 6.03(a) or Section 6.03(b) of this Agreement (in the case of Parent and Merger Sub), to be satisfied. In no event shall (x) the delivery of any notice by a party pursuant to this Section 5.06 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement, or (y) disclosure by the Company or Parent be deemed to amend or supplement the Company Disclosure Letter or constitute an exception to any representation or warranty. This Section 5.06 shall not constitute a covenant or agreement for purposes of Section 6.02(b) or Section 6.03(b).

Section 5.07        Reserved

.

Section 5.08        Directors' and Officers' Indemnification and Insurance

.

(a)                Parent and Merger Sub agree that all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company and its Subsidiaries (each an "Indemnified Party") as provided in the Company Charter Documents, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date hereof and disclosed in Section 5.08, shall be assumed by the Surviving Company in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim.

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(b)               For six years after the Effective Time, to the fullest extent permitted under applicable Law, Parent and the Surviving Company (the "Indemnifying Parties") shall indemnify, defend and hold harmless each Indemnified Party against all losses, claims, damages, liabilities, fees, expenses, judgments and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement), and shall reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments and fines as such expenses are incurred, subject to the Surviving Company's receipt of an undertaking by such Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that the Surviving Company will not be liable for any settlement effected without the Surviving Company's prior written consent (which consent shall not be unreasonably withheld or delayed).

(c)                The Surviving Company shall, and Parent shall cause the Surviving Company to, (i) maintain in effect for a period of six (6) years after the Effective Time, if available, the current policies of directors' and officers' liability insurance maintained by the Company immediately prior to the Effective Time (provided that the Surviving Company may substitute therefor policies, of at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its Subsidiaries when compared to the insurance maintained by the Company as of the date hereof), or (ii) obtain as of the Effective Time "tail" insurance policies with a claims period of six (6) years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the directors and officers of the Company and its Subsidiaries, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement); provided, however, that in no event will the Surviving Company be required to expend an annual premium for such coverage in excess of 125% of the last annual premium paid by the Company for such insurance prior to the date of this Agreement, which amount is set forth on Section 5.08(c) of the Company Disclosure Letter (the "Maximum Premium"). If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the Surviving Company will obtain, and Parent will cause the Surviving Company to obtain, that amount of directors' and officers' insurance (or "tail" coverage) obtainable for an annual premium equal to the Maximum Premium.

(d)               The obligations of Parent and the Surviving Company under this Section 5.08 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.08 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.08 applies shall be third party beneficiaries of this Section 5.08, each of whom may enforce the provisions of this Section 5.08).

(e)                In the event Parent, the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or Surviving Company or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Company, as the case may be, shall assume all of the obligations set forth in this Section 5.08. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 5.08 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.09        Reasonable Best Efforts.

(a)                Upon the terms and subject to the conditions set forth in this Agreement (including those contained in this Section 5.09), each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, and to satisfy all conditions to, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the obtaining of all necessary permits, waivers, consents, approvals and actions or nonactions from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entities, (ii) the obtaining of all necessary consents or waivers from third parties, and (iii) the execution and delivery of any additional instruments necessary

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to consummate the Merger and to fully carry out the purposes of this Agreement. Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. The Company and Parent shall, subject to applicable Law, promptly (x) cooperate and coordinate with the other in the taking of the actions contemplated by clauses (i), (ii) and (iii) immediately above and (y) supply the other with any information that may be reasonably required in order to effectuate the taking of such actions. Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If the Company or Parent receives a request for additional information or documentary material from any Governmental Entity with respect to the transactions contemplated by this Agreement, then it shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request, and, if permitted by applicable Law and by any applicable Governmental Entity, provide the other party's counsel with advance notice and the opportunity to attend and participate in any meeting with any Governmental Entity in respect of any filing made thereto in connection with the transactions contemplated by this Agreement.

(b)               Reserved.

(c)                In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Entity or private party challenging the Merger or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, the Company shall cooperate in all respects with Parent and Merger Sub and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement. Notwithstanding anything in this Agreement to the contrary, none of Parent, Merger Sub or any of their Affiliates shall be required to defend, contest or resist any action or proceeding, whether judicial or administrative, or to take any action to have vacated, lifted, reversed or overturned any Order, in connection with the transactions contemplated by this Agreement.

(d)               Notwithstanding anything to the contrary set forth in this Agreement, none of Parent, Merger Sub or any of their Subsidiaries shall be required to, and the Company may not, without the prior written consent of Parent, become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order to (i) sell, license, assign, transfer, divest, hold separate or otherwise dispose of any assets, business or portion of business of the Company, the Surviving Company, Parent, Merger Sub or any of their respective Subsidiaries, (ii) conduct, restrict, operate, invest or otherwise change the assets, business or portion of business of the Company, the Surviving Company, Parent, Merger Sub or any of their respective Subsidiaries in any manner, or (iii) impose any restriction, requirement or limitation on the operation of the business or portion of the business of the Company, the Surviving Company, Parent, Merger Sub or any of their respective Subsidiaries; provided that, if requested by Parent, the Company will become subject to, consent to, or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order so long as such requirement, condition, limitation, understanding, agreement or order is only binding on the Company in the event the Closing occurs.

Section 5.10        Public Announcements

. The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company, Parent and Merger Sub agrees that no public release or announcement concerning the transactions contemplated hereby shall be issued by any party without the prior written consent of the Company and Parent (which consent shall not be unreasonably withheld or delayed), except as such release or announcement may be permitted by Section 5.04 or required by applicable Law or the rules or regulations of any applicable United States securities exchange or Governmental Entity to which the relevant party is subject, wherever situated, in which case the party required to make the release or announcement shall consult with the other party about, and allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

Section 5.11        Takeover Statutes

. If any "control share acquisition", "fair price", "moratorium" or other anti-takeover Law becomes or is deemed to be applicable to the Company, Parent, Merger Sub, the Merger or any other transaction contemplated by this Agreement, then each of the Company, Parent, Merger Sub, and their respective board of directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.

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Section 5.12        Section 16 Matters

. Prior to the Effective Time, the Company shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of shares of Company Common Stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company.

Section 5.13        Further Assurances

. At and after the Effective Time, the officers and directors of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Company any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.

Article VI
Conditions

Section 6.01        Conditions to Each Party's Obligation to Effect the Merger

. The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

(a)                Company Stockholder Approval. This Agreement will have been duly adopted by the Requisite Company Vote.

(b)               Reserved.

(c)                No Injunctions, Restraints or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced or entered any Laws or Orders, whether temporary, preliminary or permanent, that make illegal, enjoin or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement.

(d)               Governmental Consents. All consents, approvals and other authorizations of any Governmental Entity set forth in Section 6.01 of the Company Disclosure Letter, including SEC clearance of the definitive form of the Company Information Statement, and required to consummate the Merger and the other transactions contemplated by this Agreement (other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware) shall have been obtained, free of any condition that would reasonably be expected to have a Company Material Adverse Effect or a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated by this Agreement.

Section 6.02        Conditions to Obligations of Parent and Merger Sub

. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent and Merger Sub on or prior to the Closing Date of the following conditions:

(a)                Representations and Warranties. (i) The representations and warranties of the Company (other than in Section 3.01(a), Section 3.02(a) (second sentence), Section 3.02(b)(i) (first sentence), Section 3.02(c) (last sentence), Section 3.03(a), Section 3.04(b) and Section 3.05(a) set forth in Article III of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words "Company Material Adverse Effect," "in all material respects," "in any material respect," "material" or "materially") when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) the representations and warranties of the Company contained in Section 3.02(a) (second sentence), Section 3.02(b)(i) (first sentence), and Section 3.02(c) (last sentence) shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all material respects as of that date), and (iii) the representations and warranties contained in Section 3.01(a), Section 3.03(a), Section 3.04(b), and Section 3.05(a) shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).

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(b)               Performance of Covenants. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it hereunder.

(c)                Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d)               Officers Certificate. Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b) and Section 6.02(c) hereof.

Section 6.03        Conditions to Obligation of the Company

. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing Date of the following conditions:

(a)                Representations and warranties. The representations and warranties of Parent and Merger Sub set forth in Article IV of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words "material adverse effect," "in all material respects," "in any material respect," "material" or "materially") when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent's and Merger Sub's ability to consummate the transactions contemplated by this Agreement.

(b)               Performance of covenants. Parent and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by them hereunder.

(c)                Officers certificate. The Company will have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 6.03(a) and Section 6.03(b).

Article VII
Termination, Amendment and Waiver

Section 7.01        Termination By Mutual Consent

. This Agreement may be terminated at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company) by mutual written consent of Parent, Merger Sub and the Company.

Section 7.02        Termination By Either Parent or the Company

. This Agreement may be terminated by either Parent or the Company at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

(a)                if the Merger has not been consummated on or before December 31, 2013 (the "End Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the failure of the Merger to be consummated on or before the End Date;

(b)               if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order making illegal, permanently enjoining or otherwise permanently prohibiting the consummation of the Merger or the other transactions contemplated by this Agreement, and such Law or Order shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement or entry of any such Law or Order; or

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(c)                if this Agreement has been submitted to the stockholders of the Company for adoption in connection with obtaining the Requisite Company Vote shall not have been obtained at such meeting (including any adjournment or postponement thereof).

Section 7.03        Termination By Parent

. This Agreement may be terminated by Parent at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the stockholders of the Company):

(a)                if (i) a Company Adverse Recommendation Change shall have occurred, (ii) the Company shall have entered into, or publicly announced its intention to enter into, a Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement), (iii) the Company shall have breached or failed to perform in any material respect any of the covenants and agreements set forth in Section 5.04, (iv) the Company Board fails to reaffirm (publicly, if so requested by Parent) the Company Board Recommendation within ten (10) Business Days after the date any Takeover Proposal (or material modification thereto) is first publicly disclosed by the Company or the Person making such Takeover Proposal, (v) a tender offer or exchange offer relating to Company Common Stock shall have been commenced by a Person unaffiliated with Parent and the Company shall not have sent to its stockholders pursuant to Rule 14e-2 under the Securities Act, within ten (10) Business Days after such tender offer or exchange offer is first published, sent or given, a statement reaffirming the Company Board Recommendation and recommending that stockholders reject such tender or exchange offer, or (vi) the Company or the Company Board (or any committee thereof) shall publicly announce its intentions to do any of actions specified in this Section 7.03(a); or

(b)               if there shall have been a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.02(a) or Section 6.02(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that Parent shall have given the Company at least 30 days written notice prior to such termination stating Parent's intention to terminate this Agreement pursuant to this Section 7.03(b).

Section 7.04        Termination By the Company

. This Agreement may be terminated by the Company at any time prior to the Effective Time (notwithstanding, in the case of Section 7.04(b) immediately below, any approval of this Agreement by the stockholders of the Company):

(a)                if prior to the receipt of the Requisite Company Vote, the Company Board authorizes the Company, in full compliance with the terms of this Agreement, including Section 5.04(b) hereof, to enter into a Company Acquisition Agreement (other than an Acceptable Confidentiality Agreement) in respect of a Superior Proposal; provided that the Company shall have paid any amounts due pursuant to Section 7.06(b) hereof in accordance with the terms, and at the times, specified therein; and provided further that in the event of such termination, the Company substantially concurrently enters into such Company Acquisition Agreement; or

(b)               if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.03(a) or Section 6.03(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that the Company shall have given Parent at least 30 days written notice prior to such termination stating the Company's intention to terminate this Agreement pursuant to this Section 7.04(b).

Section 7.05        Notice of Termination; Effect of Termination

. The party desiring to terminate this Agreement pursuant to this Article VII (other than pursuant to Section 7.01) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with Section 7.05 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this Article VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent or Representative of such party) to any other party hereto, except (i) with respect to Error! Reference source not found., this Section 7.05, Section 7.06 and Article VIII (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect and (ii) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the breach by another party of any of its representations, warranties, covenants or other agreements set forth in this Agreement.

Section 7.06        Fees and Expenses Following Termination.

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(a)                If this Agreement is terminated by Parent pursuant to Section 7.03(a), then the Company shall pay to Parent (by wire transfer of immediately available funds), within two (2) Business Days after such termination, a fee in an amount equal to the Termination Fee, plus, Parent's Expenses actually incurred by Parent on or prior to the termination of this Agreement.

(b)               If this Agreement is terminated by the Company pursuant to Section 7.04(a), then the Company shall pay to Parent (by wire transfer of immediately available funds), at or prior to such termination, the Termination Fee, plus, Parent's Expenses actually incurred by Parent on or prior to the termination of this Agreement.

(c)                If this Agreement is terminated (i) by Parent pursuant to Section 7.03(b), provided that the Requisite Company Vote shall not have been obtained or (ii) by the Company or Parent pursuant to (x) Section 7.02(a) hereof and provided that the Requisite Company Vote shall not have been obtained or (y) Section 7.02(c) hereof and, in the case of clauses (i) and (ii) immediately above, (A) prior to such termination (in the case of termination pursuant to Section 7.02(a) or Section 7.03(b)), a Takeover Proposal shall (1) in the case of a termination pursuant to Section 7.02(a) or Section 7.02(c), have been publicly disclosed and not withdrawn or (2) in the case of a termination pursuant to Section 7.03(b), have been publicly disclosed or otherwise made or communicated to the Company or the Company Board, and not withdrawn, and (B) within 12 (twelve) months following the date of such termination of this Agreement the Company shall have entered into a definitive agreement with respect to any Takeover Proposal, or any Takeover Proposal shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated or publicly disclosed), then in any such event the Company shall pay to Parent (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Termination Fee, plus, Parent's Expenses actually incurred by Parent on or prior to the termination of this Agreement (it being understood for all purposes of this Section 7.06(c), all references in the definition of Takeover Proposal to 15% shall be deemed to be references to "more than 50%" instead). If a Person (other than Parent) makes a Takeover Proposal that has been publicly disclosed and subsequently withdrawn prior to such termination or the Company Stockholder Meeting, as applicable, and, within 12 (twelve) months following the date of the termination of this Agreement, such Person or any of its controlled Affiliates makes a Takeover Proposal that is publicly disclosed, such initial Takeover Proposal shall be deemed to have been "not withdrawn" for purposes of clauses (1) and (2) of this paragraph (c).

(d)               The Company acknowledges and hereby agrees that the provisions of this Section 7.06 are an integral part of the transactions contemplated by this Agreement (including the Merger), and that, without such provisions, Parent and Merger Sub would not have entered into this Agreement. If the Company shall fail to pay in a timely manner the amounts due pursuant to this Section 7.06, and, in order to obtain such payment, Parent makes a claim against the Company that results in a judgment against the Company, the Company shall pay to Parent the reasonable costs and expenses of Parent (including its reasonable attorneys' fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 7.06 at the prime lending rate prevailing during such period as published in The Wall Street Journal. Any interest payable hereunder shall be calculated on a daily basis from the date such amounts were required to be paid until (but excluding) the date of actual payment, and on the basis of a 360-day year. The parties acknowledge and agree that in no event shall the Company be obligated to pay the Termination Fee on more than one occasion.

(e)                Except as expressly set forth in this Section 7.06, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such Expenses.

Section 7.07        Amendment

. At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite Company Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law or in accordance with the rules of any relevant self regulatory organization would require further approval by the holders of Company Common Stock without such approval.

Section 7.08        Extension; Waiver

. At any time prior to the Effective Time, Parent or Merger Sub, on the one hand, or the Company, on the other hand, may (a) extend the time for the performance of any of the obligations of the other party(ies), (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement, or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

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Article VIII
Miscellaneous

Section 8.01        Definitions

. For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:

"Acceptable Confidentiality Agreement" means a confidentiality and standstill agreement that is in a form reasonably acceptable to the Company and Parent.

"Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such first Person. For the purposes of this definition, "control" (including, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by Contract or otherwise.

"Agreement" has the meaning set forth in the Preamble.

"Book-Entry Shares" has the meaning set forth in Section 2.02(a).

"Business Day" means any day, other than Saturday, Sunday or any day on which banking institutions located in Houston, Texas are authorized or required by Law or other governmental action to close.

"Certificate" has the meaning set forth in Section 2.01(c).

"Certificate of Merger" has the meaning set forth in Section 1.03.

"Charter Documents" has the meaning set forth in Section 3.01(b).

"Closing" has the meaning set forth in Section 1.02.

"Closing Date" has the meaning set forth in Section 1.02.

"Code" has the meaning set forth in Section 2.05.

"Company" has the meaning set forth in the Preamble.

"Company Acquisition Agreement" has the meaning set forth in Section 5.04(a).

"Company Adverse Recommendation Change" has the meaning set forth in Section 5.04(a).

"Company Balance Sheet" has the meaning set forth in Section 3.04(c).

"Company Board" has the meaning set forth in the Recitals.

"Company Board Recommendation" has the meaning set forth in Section 3.03(d).

"Company Common Stock" has the meaning set forth in the Recitals.

"Company Disclosure Letter" has the meaning set forth in the introductory language in Article III.

"Company Equity Award" means a Company Stock Option or a Company Stock Award or a phantom stock award, as the case may be.

"Company Information Statement" has the meaning set forth in Section 3.07.

"Company Material Adverse Effect" means any event, occurrence, fact, condition or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (i) the business, results of

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operations, prospects, condition (financial or otherwise), or assets of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to consummate the transactions contemplated hereby on a timely basis; provided, however, that, for the purposes of clause (i), a Company Material Adverse Effect shall not be deemed to include events, occurrences, facts, conditions or changes arising out of, relating to or resulting from: (a) changes generally affecting the economy, financial or securities markets; (b) the announcement of the transactions contemplated by this Agreement; (c) any outbreak or escalation of war or any act of terrorism; or (d) general conditions in the industry in which the Company and its Subsidiaries operate; provided further, however, that any event, change and effect referred to in clauses (a), (c) or (d) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, change or effect has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses.

"Company Material Contract" shall mean any "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act), whether or not filed by the Company with the SEC.

"Company Preferred Stock" has the meaning set forth in Section 3.02(a).

"Company SEC Documents" has the meaning set forth in Section 3.04(a).

"Company Securities" has the meaning set forth in Section 3.02(b).

"Company Stock Award" has the meaning set forth in Section 2.07(b).

"Company Stock Option" has the meaning set forth in Section 2.07(a).

"Company Stock Plans" has the meaning set forth in Section 3.02(b).

"Company Subsidiary Securities" has the meaning set forth in Section 3.02(d).

"Consent" has the meaning set forth in Section 3.03(c).

"Contracts" means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases or other binding instruments or binding commitments, whether written or oral.

"DGCL" has the meaning set forth in Section 1.01.

"DLLCA" has the meaning set forth in Section 1.01.

"Dissenting Shares" has the meaning set forth in Section 2.03.

"Effective Time" has the meaning set forth in Section 1.03.

"End Date" has the meaning set forth in Section 7.02(a).

"Exchange Act" has the meaning set forth in Section 3.03(c).

"Exchange Agent" has the meaning set forth in Section 2.02(a).

"Excluded Shares" means the shares of Company Common Stock owned by Parent, Merger Sub, the Company (as treasury stock or otherwise), any of their respective direct or indirect wholly-owned Subsidiaries, and all shares of Company Common Stock owned of record or beneficially by the Participating Stockholders.

"Expenses"  means, with respect to any Person, all reasonable and documented out-of-pocket fees and expenses (including all fees and expenses of counsel, accountants, financial advisors and investment bankers of such Person and its Affiliates), incurred by such Person or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and any transactions related thereto, any litigation with respect thereto, the preparation, printing, filing and mailing of the Company Information Statement, the filing of any required notices regulatory approvals, in any, and all other matters related to the Merger other transactions contemplated hereby.

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"GAAP" has the meaning set forth in Section 3.04(b).

"Governmental Entity" has the meaning set forth in Section 3.03(c).

"Indemnified Party" has the meaning set forth in Section 5.08(a).

"Indemnifying Parties" has the meaning set forth in Section 5.08(b).

"IRS" means the United States Internal Revenue Service.

"Knowledge" means, when used with respect to the Company, the actual or constructive knowledge of any officer or director, after due inquiry.

"Laws" means any domestic or foreign laws, common law, statutes, ordinances, rules, regulations, codes, Orders or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered or applied by any Governmental Entity.

"Legal Action" shall mean any claim, action, suit, arbitration, proceeding or, to the Knowledge of the Company, governmental investigation.

"Liability" shall mean any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).

"Liens" means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer and security interests of any kind or nature whatsoever.

"Maximum Premium" has the meaning set forth in Section 5.08(c).

"Merger" has the meaning set forth in Section 1.01.

"Merger Sub" has the meaning set forth in the Preamble.

"Merger Consideration" has the meaning set forth in Section 2.01(b).

"Notice Period" has the meaning set forth in Section 5.04(d).

"Order" shall mean any order, writ, assessment, decision, injunction, decree, ruling or judgment of a Governmental Entity.

"Parent" has the meaning set forth in the Preamble.

"Participating Stockholders" means Frederick M. Pevow, Jr, John O. Niemann, Jr., John A. Raasch, Grey cap Energy LLC, Crosscap Management, Inc., Brady E. Crosswell, Christopher Robert Sis, Chauncey J. Gundelfinger, Jr., Brett C. Rule, John E. O’Shea, Jr., Steven Scheler and each additional investor made a party to the Support Agreement after the date hereof.

"Payment Fund" has the meaning set forth in Section 2.02(a).

"Permitted Liens" means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to GAAP have been made in respect thereof), (b) mechanics', carriers', workers', repairers' and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to GAAP have been made in respect thereof), (c) zoning, entitlement, building and other land use regulations imposed by Governmental Entities having jurisdiction over such Person's owned or leased real property, which are not violated by the current use and operation of such real property, (d) covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to such Person's owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person's businesses, (e) any right of way or easement related

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to public roads and highways, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person's businesses, and (f) Liens arising under workers' compensation, unemployment insurance, social security, retirement and similar legislation.

"Person" means any individual, corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity and other entity and group (which term will include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act).

"Representatives" has the meaning set forth in Section 5.04(a).

"Requisite Company Vote" has the meaning set forth in Section 3.03(a).

"SEC" has the meaning set forth in Section 3.03(c).

"Securities Act" has the meaning set forth in Section 3.04(a).

"Subsidiary" means, when used with respect to any party, and except as set forth on Section 8.01(iii) of the Company Disclosure Letter, any corporation or other organization, whether incorporated or unincorporated, a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

"Superior Proposal" means a bona fide written Takeover Proposal involving the direct or indirect acquisition pursuant to a tender offer, exchange offer, merger, consolidation or other business combination, of all or substantially all of the Company's consolidated assets or a majority of the outstanding Company Common Stock, that the Company Board determines in good faith (after consultation with outside legal counsel) is more favorable from a financial point of view to the holders of Company Common Stock than the transactions contemplated by this Agreement, taking into account (a) all financial considerations, (b) the identity of the third party making such Takeover Proposal, (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal, (d) the other terms and conditions of such Takeover Proposal and the implications thereof on the Company, including relevant legal, regulatory and other aspects of such Takeover Proposal deemed relevant by the Company Board and (e) any revisions to the terms of this Agreement and the Merger proposed by the Parent during the Notice Period set forth in Section 5.04(d).

"Support Agreement" has the meaning set forth in the Recitals.

"Surviving Company" has the meaning set forth in Section 1.01.

"Takeover Proposal" means a proposal or offer from, or indication of interest in making a proposal or offer by, any Person (other than Parent and its Subsidiaries, including Merger Sub) relating to any (a) direct or indirect acquisition of assets of the Company or its Subsidiaries (including any voting equity interests of Subsidiaries, but excluding sales of assets in the ordinary course of business) equal to fifteen percent (15%) or more of the fair market value of the Company's consolidated assets or to which fifteen percent (15%) or more of the Company's net revenues or net income on a consolidated basis are attributable, (b) direct or indirect acquisition of fifteen percent (15%) or more of the voting equity interests of the Company, (c) tender offer or exchange offer that if consummated would result in any Person beneficially owning (within the meaning of Section 13(d) of the Exchange Act) fifteen percent (15%) or more of the voting equity interests of the Company, (d) merger, consolidation, other business combination or similar transaction involving the Company or any of its Subsidiaries, pursuant to which such Person would own fifteen percent (15%) or more of the consolidated assets, net revenues or net income of the Company, taken as a whole, or (e) liquidation or dissolution (or the adoption of a plan of liquidation or dissolution) of the Company or the declaration or payment of an extraordinary dividend (whether in cash or other property) by the Company.

"Taxes" means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

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"Tax Returns" means any return, declaration, report, claim for refund, information return or statement or other document required to be filed with or provided to any taxing authority in respect of Taxes, including any schedule or attachment thereto, and including any amendment thereof.

"Termination Fee" means $75,000.

"Treasury Regulations" means the Treasury regulations promulgated under the Code.

"Voting Debt" has the meaning set forth in Section 3.02(c).

"Written Consent" has the meaning set forth in Section 5.05(a).

Section 8.02        Interpretation; Construction.

(a)                The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Schedule, such reference shall be to a Section or Schedule of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." A reference in this Agreement to $ or dollars is to U.S. dollars. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to "this Agreement" shall include the Company Disclosure Letter.

(b)               The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

Section 8.03        Survival

. None of the representations and warranties contained in this Agreement or in any instrument delivered under this Agreement will survive the Effective Time. This Section 8.03 does not limit any covenant of the parties to this Agreement which, by its terms, contemplates performance after the Effective Time.

Section 8.04        Governing Law

. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

Section 8.05        Submission to Jurisdiction

. Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the state courts of the State of Texas sitting in Houston, Texas, or in the event (but only in the event) that such court does not have subject matter jurisdiction over such action or proceeding, in any court of the United States located in Houston, Texas. Each of the parties hereto agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 8.07 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.05, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by the applicable Law, any claim that (x) the suit, action or

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proceeding in such court is brought in an inconvenient forum, (y) the venue of such suit, action or proceeding is improper, or (z) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

Section 8.06        Waiver of Jury Trial

. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.06.

Section 8.07        Notices

. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.07):

If to Parent or Merger Sub, to:	Gateway Energy Holdings LLC 1415 Louisiana Street, Suite 4100 Houston, Texas 77002 Attention: Frederick M. Pevow, Jr. Facsimile:
If to the Company, to:	Gateway Energy Corporation 1415 Louisiana Street, Suite 4100 Houston, Texas 77002 Attention: David Huff Facsimile:
with a copy (which will not constitute notice to the Company) to:	Porter Hedges, LP 1000 Main Street, 36th Floor Houston, Texas 77002 Facsimile: 713.226.6244 Attention: Corey C. Brown

or to such other Persons, addresses or facsimile numbers as may be designated in writing by the Person entitled to receive such communication as provided above.

Section 8.08        Entire Agreement

. This Agreement, the Company Disclosure Letter and the Support Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Support Agreement and the Company Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter), the statements in the body of this Agreement will control.

Section 8.09        No Third Party Beneficiaries

. Except as provided in Section 5.08 hereof (which shall be to the benefit of the parties referred to in such section), this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any

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other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.10        Severability

. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 8.11        Assignment

. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed; provided, however, that prior to the Effective Time, Merger Sub may, without the prior written consent of the Company, assign all or any portion of its rights under this Agreement to Parent or to one or more of Parent's direct or indirect wholly-owned subsidiaries. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 8.12        Remedies

. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.

Section 8.13        Specific Performance

. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in Houston, Texas or any Texas state court sitting in Houston, Texas, in addition to any other remedy to which they are entitled at Law or in equity.

Section 8.14        Counterparts; Effectiveness

. This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other parties.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

“TARGET COMPANY” GATEWAY ENERGY CORPORATION
By_____________________ Name: Title:

“PARENT” GATEWAY ENERGY HOLDINGS LLC
By_____________________ Name: Title:

“MERGER SUB” GATEWAY ACQUISITION LLC
By_____________________ Name: Title:

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ANNEX B

Section 262 of the General Corporation Law of the State of Delaware

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

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(4) In the event of an amendment to a corporation's certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word "amendment" substituted for the words "merger or consolidation", and the word "corporation" substituted for the words "constituent corporation" and/or "surviving or resulting corporation".

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such

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stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7.;

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ANNEX C

Form of Subscription, Exchange and Voting Agreement

See attached.

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THE CLASS A UNITS AND CLASS B UNITS OF GATEWAY ENERGY HOLDINGS LLC TO BE ACQUIRED PURSUANT TO THE TERMS OF THIS AGREEMENT WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE U.S. FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.  TRANSFER OF SUCH UNITS IS ALSO RESTRICTED BY THE TERMS OF THIS AGREEMENT AND THE LLC AGREEMENT (AS DEFINED BELOW).

SUBSCRIPTION, EXCHANGE AND VOTING AGREEMENT

AMONG

GATEWAY ENERGY HOLDINGS LLC,

GATEWAY ENERGY CORPORATION

AND

THE INVESTORS PARTY HERETO

July 23, 2013

                                                                                                        1

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1.Definitions and Interpretation

1.1           Definitions

1.2           Interpretation

1.3           Incorporation by Reference

1.4           Headings

1.5           General Words

2.Subscriptions and Exchanges; Closing

2.1           Subscriptions and Exchanges

2.2           Closing

2.3           Deliveries

3Voting Agreement and Irrevocable Proxy

4Representations and Warranties of Holdings

4.1           Organizational Matters

4.2           Authority

4.3           Class A Units and Class B Units Duly Authorized

4.4           Governmental Authorization

4.5           Non-Contravention

4.6           No General Solicitation

4.7           Capitalization

4.8           ERISA

5Representations and Warranties of Each Investor

5.1           Authority

5.2           Title

5.3           No Conflicts; Consents

5.4           No Reliance

5.5           Intent

5.6           No General Solicitation

5.7           Investor Status

6Agreements and Acknowledgements of Each Investor

6.1           Newly Formed Entity; Speculative Investment

6.2           Information Regarding Holdings

6.3           No Registration

6.4           Limitations on Disposition and Resale; Waiver

6.5           Economic Risk

7Term; Irrevocable Subscription and Cancellation

8Waiver of Appraisal and Dissenters' Rights

9Conditions

10Survival

11.Attorneys’ Fees

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12Governing Law

13.Assignment

14Counterparts

15Entire Agreement

16Further Assurances

17.Notices

18.Jurisdiction

19.Specific Performance

20.Reformation

SCHEDULES :

Schedule I       Exchange by the Investors

Schedule II     Capitalization of Holdings at Closing

EXHIBITS :

Exhibit A        Limited Liability Company Agreement of Holdings

Exhibit B         Signature Page to Limited Liability Company Agreement of Holdings

Exhibit C         Investor Questionnaire

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SUBSCRIPTION, EXCHANGE AND VOTING AGREEMENT

This Subscription, EXCHANGE AND VOTING Agreement (“Agreement”), dated as of July 23, 2013, is entered into among Gateway Energy Holdings LLC, a Delaware limited liability company (“Holdings”), Gateway Energy Corporation, a Delaware corporation (“Gateway”), and certain of the stockholders of Gateway signatory hereto (each an “Investor” and collectively, the “Investors”).  Each of the foregoing is hereafter referred to as a “Party,” and all of the foregoing are hereinafter referred to collectively as the “Parties.” Certain capitalized terms used herein are defined in Section 1  below.

RECITALS:

A.                Pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) to be entered into among Holdings, Gateway and Gateway Acquisition LLC, a Delaware Limited liability company and wholly owned subsidiary of Holdings (“Merger Sub”), Gateway will merge with and into Merger Sub, with Merger Sub surviving the Merger (as defined in the Merger Agreement) and remaining a wholly-owned subsidiary of Holdings as a result of such Merger; and

B.                 The Investors have agreed (i) to acquire Class A Units of Holdings in exchange for a per unit purchase price of $0.0175 in order to fund a portion of the cash merger consideration payable in connection with the Merger and (ii) to acquire Class B Units of Holdings in exchange for the cancellation in the Merger of the Investors’ shares of Gateway Stock, in each case, immediately prior to the Effective Time.  In the Merger, stockholders of Gateway, other than the Investors, will receive cash, and only cash, for their shares of Gateway Stock.

AGREEMENT:

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants, and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto agree as follows.

1.                  Definitions and Interpretation

.

1.1              Definitions

.

In this Agreement, the following words and expressions have the meanings indicated.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person and, if such first Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such individual’s immediate family and any Person who is controlled by any such member or trust.  For the purposes of this Agreement, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

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“Agreement” has the meaning set forth in the Introduction.

“Code” means the U.S. Internal Revenue Code of 1986, as amended, from time to time, and the Regulations promulgated and rulings issued thereunder.

“Closing” has the meaning set forth in Section 2.2.

“Effective Time” means the effective time of the Merger.

“ERISA” has the meaning set forth in Section 4.8.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Gateway” has the meaning set forth in the Introduction.

“Gateway Stock” means the common stock of Gateway, par value $0.01 per share.

“Holdings” has the meaning set forth in the Introduction to this Agreement.

“Holdings Securities” means the Class A Units and Class B Units to be issued by Holdings to the Investors pursuant to Section 2.1.

“Investor” and “Investors” have the meaning set forth in the Introduction to this Agreement.

“Investor Questionnaire” has the meaning set forth in Section 5.7.

“Laws” means, collectively, all federal, state, local, international and foreign statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any governmental authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case whether or not having the force of law.

“Lien” means any mortgage, pledge, security interest, attachment, encumbrance, lien (statutory or otherwise), license, claim, option, conditional sale agreement, right of first refusal, first offer, termination, participation or purchase or charge of any kind (including any agreement to give any of the foregoing).

“LLC Agreement” means the Limited Liability Company Agreement of Gateway Energy Holdings LLC to be effective as of the Effective Time, a copy of which is attached hereto as Exhibit A.

Merger ” means the merger of Gateway with and into Merger Sub pursuant to the Merger Agreement.

“Merger Agreement” has the meaning set forth in Clause A of the Recitals of this Agreement.

“Merger Sub” has the meaning set forth in Clause A of the Recitals of this Agreement.

“Party” and “Parties” have the meaning set forth in the Introduction to this Agreement.

“Person” means any natural person, corporation, limited liability company, partnership, limited partnership, joint venture, association, trust or unincorporated organization, governmental authority or any other legal entity.

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“Representative” means, with respect to any Person, any officer, director, agent, attorney or other representative of such Person.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Class A Units” means the Class A Units of Holdings as described in the LLC Agreement.

“Class B Units” means the Class B Units of Holdings as described in the LLC Agreement.

“Similar Laws” has the meaning set forth in Section 4.8.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust, unincorporated organization, association or other legal entity of which such Person (i) owns, directly or indirectly, greater than 50% of the stock or other equity interests the holder of which is generally entitled to vote as a general partner or for the election of the board of directors or other governing body of a corporation, partnership, joint venture, limited liability company, trust, unincorporated organization, association or other legal entity or (ii) has any arrangement, understanding or agreements entitling such Person to vote as a general partner or for the election of a majority of the board of directors or other governing body of a corporation, partnership, joint venture, limited liability company, trust, unincorporated organization, association or other legal entity.

“Transfer” means, with respect to any security, the direct or indirect assignment, sale, transfer, tender, exchange, pledge, hypothecation, or the grant, creation, or suffrage of a lien, security interest, or encumbrance in or upon, or the gift, grant, or placement in trust, or the constructive sale or other disposition of such security (including transfers by testamentary or intestate succession, by domestic relations order or other court order, or otherwise by operation of law) or any right, title, or interest therein (including any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, constructive sale, or other disposition, and each agreement, arrangement, or understanding, whether or not in writing, to effect any of the foregoing.

1.2              Interpretation

.  In this Agreement, reference to:

(a)                a Section, Schedule or Exhibit is a reference to a Section, Schedule or Exhibit to this Agreement;

(b)               any gender includes a reference to the other genders and a reference to the singular includes the plural and vice versa, unless the context requires otherwise; and

(c)                any other document referred to in this Agreement is a reference to that other document as amended, varied, novated or supplemented (other than in breach of the provisions of this Agreement) at any time.

1.3              Incorporation by Reference

.  The Schedules and Exhibits form part of this Agreement and shall be interpreted and construed as though they were set out in full in this Agreement.

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1.4              Headings

.  The headings to the Sections, Schedules, Exhibits and any sections or paragraphs of the Schedules or Exhibits are for convenience only and shall not affect the interpretation or construction of this Agreement.

1.5              General Words

.  General words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

2.                  Subscriptions and Exchanges; Closing

.

2.1              Subscriptions and Exchanges

.  On the terms and conditions set forth herein, at the Closing, Holdings and each Investor agree as follows:

(a)                Each Investor (i) shall subscribe in cash for the number of Class A Units, if any, set forth opposite the name of such Investor in Column I on Schedule I, at a price of $0.0175 per Class A Unit for the total purchase price set forth opposite the name of such Investor in Column II on Schedule I, and each such Investor agrees to accept such Class A Units, and (ii) hereby agrees to the cancellation in the Merger of the number of shares of Gateway Stock set forth opposite the name of such Investor in Column IV on Schedule I in exchange for the issuance to such Investor of the number of Class B Units set forth opposite the name of such Investor in Column III on Schedule I, and each Investor agrees to accept such Class B Units; and

(b)               Holdings shall issue to each Investor, as identified on Schedule I, and each Investor agrees to accept, (i) the number of Class A Units, if any, set forth opposite the name of such Investor in Column I on Schedule I, in exchange for the payment of the subscription for such units as provided in Section 2.1(a) and (ii) the number of Class B Units set forth opposite the name of such Investor in Column III on Schedule I in exchange cancellation of shares of Gateway Stock as provided in Section 2.1(a).

2.2              Closing

.  The closing of the transactions described in Section 2.1  (the “Closing”) shall occur immediately prior to the Effective Time.  The Closing shall take place at the offices of Porter Hedges LLP located at 1000 Main Street, 36th Floor, Houston, Texas 77002, or such other place as determined by the Parties.

2.3              Deliveries

.  At the Closing, in addition to any other documents to be delivered under any other provision of this Agreement, the following deliveries shall be made:

(a)                Each Investor, if applicable, shall deliver to Holdings, by wire transfer of immediately available funds to such bank account as is specified by Holdings, cash in respect of the Class A Units subscribed for by such Investor at the Closing pursuant to Section 2.1(a);

(b)               With respect to all shares of Gateway Stock held of record by an Investor, such Investor shall deliver to Holdings certificates accompanied by a duly executed stock transfer form (or an affidavit of lost certificates with respect to such certificates) representing such shares of Gateway Stock;

(c)                Each Investor shall deliver a signature page (together with a spousal consent, as applicable) to the LLC Agreement in the form attached hereto as Exhibit B; and

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(d)               Each Investor shall deliver a signature page to the Investor Questionnaire in the form attached hereto as Exhibit C.

3.                  Voting Agreement and Irrevocable Proxy

.  On the terms and conditions set forth herein, each Investor agrees with both Holdings and Gateway as follows:

3.1      Such Investor agrees during the term of this Agreement to vote its shares of Gateway Stock as set forth opposite the name of such Investor in Column IV on Schedule I, and to cause any holder of record of its shares of Gateway Stock to vote (or execute a written consent or consents if stockholders of Gateway are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of Gateway): (i) in favor of the adoption and approval of the Merger Agreement and all of the transactions contemplated by the Merger Agreement at every meeting (or in connection with any action by written consent) of the stockholders of Gateway at which such matters are considered and at every adjournment or postponement thereof; (ii) against (1) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Gateway under the Merger Agreement or of such Investor under this Agreement and (2) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of Holding’s, Gateway's or Merger Sub's conditions under the Merger Agreement or change in any manner the voting rights of any class of shares of Gateway (including any amendments to Gateway’s charter or by-laws).

3.2      Such Investor hereby appoints Holdings and any designee of Holdings, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the term of this Agreement with respect to its shares of Gateway Stock in accordance with Section 3.1. This proxy and power of attorney is given to secure the performance of the duties of such Investor under this Agreement. Such Investor shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by such Investor shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Investor with respect to its shares of Gateway Stock. The power of attorney granted by such Investor herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Investor. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement.

3.3      Such Investor makes no agreement or understanding in this Agreement in such Investor’s capacity as a director or officer of Gateway or any of its subsidiaries (if such Investor holds such office), and nothing in this Agreement: (a) will limit or affect any actions or omissions taken by such Investor in their capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (b) will be construed to prohibit, limit or restrict such Investor from exercising such Investor’s fiduciary duties as an officer or director to Gateway or its stockholders.

3.4      At all times during the term of this Agreement, such Investor shall not Transfer its shares of Gateway Stock as set forth opposite the name of such Investor in Column IV on Schedule I.

4.                  Representations and Warranties of Holdings

.  Holdings hereby represents and warrants to each Investor as follows:

4.1              Organizational Matters

.  Holdings is a limited liability company duly organized, validly existing, and in good standing under the Laws of the State of Delaware, having full power and authority to own its properties and to carry on its business as conducted.

4.2              Authority

.  Holdings has the requisite limited liability company power and authority to enter into and deliver this Agreement, perform its obligations hereunder, and consummate the transactions contemplated hereby.  Holdings has duly executed and delivered this Agreement.  This Agreement is a valid, legal, and binding obligation of Holdings enforceable against Holdings in accordance with its terms, except to the extent that enforceability

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may be limited by applicable bankruptcy, insolvency, or similar Laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at Law or in equity).

4.3              Class A Units and Class B Units Duly Authorized

.  All of the Class A Units, if any, and Class B Units to be issued to such Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued and shall be free and clear of any Liens, other than Liens (if any) created (i) pursuant to this Agreement or the LLC Agreement, (ii) by or through such Investor or any of such Investor’s Representatives, or (iii) under or pursuant to applicable federal or state securities Laws.

4.4              Governmental Authorization

.  The execution, delivery, and performance by Holdings of this Agreement, and the consummation by Holdings of the transactions contemplated hereby, will not require any consent, approval, action, order, authorization, or permit of, or registration or filing with, any governmental entity, other than (a) such as may be required under any applicable state securities Laws, (b) notice filings under applicable federal securities Laws, and (c) other consents, approvals, actions, orders, authorizations, registrations, declarations, filings, and permits that, if not obtained or made, would not have a material adverse effect on Holdings or the ability of Holdings to consummate the transactions contemplated by this Agreement.

4.5              Non-Contravention

.  The execution, delivery and performance by Holdings of this Agreement do not (a) contravene or conflict with its Certificate of Formation, (b) assuming the truthfulness of the representations of the other Parties hereto, contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to Holdings or by which any of its properties is bound or affected, or (c) constitute a default under (or an event that with notice or lapse of time or both could reasonably be expected to become a default) or give rise (with or without notice or lapse of time or both) to a right of termination, amendment, cancellation, or acceleration under any agreement (including, without limitation, any financing agreement, contract, note, bond, mortgage, lease, permit, or other similar authorization or joint venture agreement, or other instrument binding upon Holdings), other than, in the case of clauses (b) and (c) any items that have not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Holdings or on the ability of Holdings to consummate the transactions contemplated by this Agreement.

4.6              No General Solicitation

.  Holdings has not conducted any general solicitation or general advertisement in connection with the Holdings Securities to be issued pursuant hereto.

4.7              Capitalization

.

(a)                The capitalization of Holdings, after consummation of the transactions contemplated by this Agreement (including the Merger) is as set forth on Schedule II attached hereto.

(b)               Except for the rights and obligations of the Parties under this Agreement and the LLC Agreement, there are no rights, agreements, or binding commitments relating to the Holdings Securities to which Holdings is a party, or by which it is bound, obligating Holdings to issue, sell, repurchase, redeem or otherwise acquire any Holdings Securities .

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4.8              ERISA

.  Holdings is not, and Holdings will not become (i) an “employee benefit plan” (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) that is subject to Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code, including an individual retirement account or other arrangement, (iii) a plan, individual retirement account or other arrangement that is subject to the provisions of any federal, state, local, non-U.S. or other laws, rules or regulations that are similar to such provisions of ERISA and the Code (such laws, collectively, “Similar Laws”) or (iv) an entity whose underlying assets are considered to include the assets of any such plan, account or arrangement described in (i), (ii) or (iii) or (B) the purchase and holding of Gateway, or interest therein, will not constitute or result in a non-exempt prohibited transaction under Section 406, 407 and 408 of ERISA and/or Section 4975 of the Code by reason of an applicable statutory or administrative exemption and will not violate any Similar Laws.

5.                  Representations and Warranties of Each Investor

.  Each Investor hereby severally, and not jointly, represents and warrants to both Holdings and Gateway as follows:

5.1              Authority

.  To the extent such Investor is an entity and not a natural person, such Investor is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization.  Such Investor has the requisite power and authority, and, if such Investor is a natural person, the legal capacity, to enter into and deliver this Agreement, perform such Investor’s obligations herein, and consummate the transactions contemplated hereby.  Such Investor has duly executed and delivered this Agreement and has obtained the necessary authorization to execute and deliver this Agreement and to perform such Investor’s respective obligations herein and to consummate the transactions contemplated hereby.  This Agreement is a valid, legal, and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, or similar Laws affecting the enforcement of creditors rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at Law or in equity).

5.2              Title

.   Such Investor owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of the shares of Gateway Stock set forth opposite the name of such Investor in Column IV on Schedule I free and clear of all Liens other than restrictions on transfer pursuant to applicable securities Laws, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Investor is a party relating to the pledge, disposition or voting of any of such shares of Gateway Stock and there are no voting trusts or voting agreements with respect to such shares of Gateway Stock.  Such Investor does not beneficially own any shares of Gateway Stock other than the shares of Gateway Stock set forth opposite the name of such Investor in Column IV on Schedule I.

5.3              No Conflicts; Consents

.  None of the execution and delivery of this Agreement by such Investor, the consummation by such Investor of the transactions contemplated hereby or compliance by such Investor with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to such Investor or to such Investor’s property or assets.  No consent, approval or authorization of, or designation, declaration or filing

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with, any governmental entity or other Person on the part of such Investor is required in connection with the valid execution and delivery of this Agreement.

5.4              No Reliance

.  Such Investor has not looked to, or relied in any manner upon, Holdings or any of its Affiliates, directors, officers, employees, or other Representatives for advice about tax, financial, or legal consequences of making an investment in the Holdings Securities, and none of Holdings or any of Holdings’ Affiliates, directors, officers, employees, or other Representatives has made or is making any representations to any Investor about, or guaranties of, tax, financial, or legal outcomes of making an investment in the Holdings Securities.  Such Investor has been advised to obtain legal counsel with respect to such Investor’s acquisition  of the Holdings Securities.

5.5              Intent

.  Such Investor is acquiring Holdings Securities for such Investor’s own account, for investment purposes only, not for any other person or entity and not for the purpose of resale or distribution within the meaning of the Securities Act.  Such Investor has not entered into any written or oral agreement to sell, transfer, or otherwise dispose of the Holdings Securities.  Such Investor has not borrowed such Investor’s investment, or any portion thereof, from Holdings or any other investors in Holdings.

5.6              No General Solicitation

.  Such Investor has not received any general solicitation or general advertisement in connection with the transactions contemplated hereby or any other investment in Holdings. Such Investor has not received any other representations or warranties from Holdings or any other Person acting on behalf of Holdings with respect to the subject matter hereof, other than those contained in this Agreement.

5.7              Investor Status

.  Such Investor (i) is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and (ii) has such knowledge and experience in financial, tax and business matters as to enable such Investor to evaluate the merits of such Investor’s investment in Holdings and to make an informed investment decision with respect hereto.  In connection with the execution of this Agreement, such Investor has completed and delivered to Holdings a duly executed investor questionnaire substantially in the form attached hereto as Exhibit C (the “Investor Questionnaire”) indicating, among other things, that such Investor satisfies one of the categories of “accredited investors” set forth therein.

6.                  Agreements and Acknowledgements of Each Investor

.  Each Investor hereby agrees and acknowledges, with respect to itself only and not with respect to any other Investor, to Holdings as follows:

6.1              Newly Formed Entity; Speculative Investment

.  Such Investor recognizes that Holdings was only recently formed for the purposes of (i) consummating the Merger and the other transactions contemplated by this Agreement, and (ii) indirectly, as the parent holding company, continuing the business of Gateway and its Subsidiaries, subject to any future changes in the business and organization determined by Holdings to be in the best interest of Holdings and its members.  Accordingly, Holdings has no financial or operating history, and an investment in Holdings, including the investments to be made pursuant to this Agreement, is extremely speculative and involves a high degree of risk.

6.2              Information Regarding Holdings

.  Such Investor acknowledges that (a) Holdings has made available, a reasonable time prior to the date of this Agreement, information concerning Holdings sufficient for it to make an informed decision regarding an investment in

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Holdings and an opportunity to ask questions and receive answers concerning the Holdings Securities and all such questions have been answered to such Investor’s satisfaction and the determination of such Investor to acquire any Holdings Securities pursuant to this Agreement has been made by such Investor independent of any such answers given or other statements made by Holdings or any of Holdings’ Affiliates, or any of their respective offices, directors, employees, investors or other Representatives, (b) Holdings has made available, a reasonable time prior to the date of this Agreement, the opportunity to obtain any additional information that Holdings possesses or can acquire without unreasonable effort or expense deemed necessary by such Investor to verify the accuracy of the information provided, and has received all such additional information requested, and (c) except for information provided by Holdings to such Investor or contained or described in this Agreement, such Investor has not relied on Holdings or any of Holdings’ Affiliates, officers, employees, Representatives, or investors in connection with its investigation or the accuracy of the information provided in connection with making any investment decision.

6.3              No Registration

.  Such Investor understands and agrees that the Holdings Securities are being, or will be, acquired in a transaction not involving any public offering within the meaning of the Securities Act, in reliance on an exemption therefrom.  Such Investor understands that the Holdings Securities have not been, and will not be, approved or disapproved by the U.S. Securities and Exchange Commission or by any other federal or state agency, and that no such agency has passed on the accuracy or adequacy of disclosures made to such Investor by Holdings.  No federal or state governmental agency has passed on or made any recommendation or endorsement of the Holdings Securities or an investment in Holdings.

6.4              Limitations on Disposition and Resale; Waiver

.  Such Investor understands and acknowledges that the Holdings Securities have not been registered under the Securities Act or the securities Laws of any state and, unless such shares are so registered, they may not be offered, sold, transferred or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable securities Laws of any state or foreign jurisdiction.  Such Investor understands that such Investor may not be able to liquidate such Investor’s investment in Holdings and agrees not to sell, transfer or otherwise dispose of any Holdings Securities, unless such securities have been so registered or an exemption from the requirement of registration is available under the Securities Act and any applicable state securities Laws.  Such Investor further acknowledges and agrees that its ability to dispose of any Holdings Securities will be subject to restrictions contained in the LLC Agreement.  Such Investor recognizes that there will not be any public trading market for the Holdings Securities and, as a result, such Investor may be unable to sell or dispose of such Investor’s interests in Holdings.  Such Investor further acknowledges and agrees that Holdings shall have no contractual obligation to register Holdings Securities.  Such Investor hereby waives and releases Holdings from any cause of action for breach of fiduciary duty on the part of Holdings that such Investor might claim as a result of such Investor being unable to sell or otherwise transfer such Investor’s Holdings Securities by reason of the restrictions set forth in the LLC Agreement or as a matter of applicable securities Laws, except to the extent relating to non-compliance by Holdings with the LLC Agreement.  Subject to the terms of the LLC Agreement, such Investor acknowledges that it may suffer dilution of such Investor’s interest as an Investor due to the sale of additional authorized equity securities of Holdings after the Closing.

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6.5              Economic Risk

.  Such Investor is able to bear the economic risk of its investment in the Holdings Securities for an indefinite period of time, and such Investor is aware that such Investor may lose the entire amount of such Investor’s investment in Holdings.

7.                  Term; Irrevocable Subscription and Cancellation

.  This Agreement shall terminate upon the earliest to occur of (i) the Effective Time and (ii) the date on which the Merger Agreement is terminated in accordance with its terms.  Each of the Parties understands that the subscriptions and agreements contained in Section 2 and the other agreements contained in this Agreement are irrevocable, except as expressly provided herein or otherwise provided in any applicable federal or state Law governing this Agreement and the transactions contemplated herein.

8.                  Waiver of Appraisal and Dissenters' Rights

.  Each Investor hereby waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Merger that such Investor may have by virtue of ownership of any shares of Gateway Stock.

9.                  Conditions

.  The obligation of each Party to proceed with Closing is subject to the satisfaction of all of the following conditions, any one or more of which may be waived in writing, in whole or in part, as to a Party by such Party:

(a)                no order, preliminary or permanent injunction or other legal restraint issued by any governmental entity shall be in effect that enjoins, prohibits or makes illegal the consummation of the transactions contemplated by Section 2 of this Agreement; and

(b)               the representations and warranties of Holdings set forth in Section 4 (in the case of the Investors) and the representations and warranties of the Investors set forth in Section 5 and Section 6 (in the case of Holdings and Gateway) shall be true and correct in all respects as of the date hereof and as of the date the Closing is to occur as though made on and as of such date, except for any such representations or warranties the failure of which to be true and correct would not have, and would not be reasonably likely to have, a material adverse effect upon the operations, assets, financial results or prospects of Holdings or Gateway or the consummation of the Merger.

10.              Survival

.  The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution and delivery of this Agreement and the consummation of the Merger.

11.              Attorneys’ Fees

.  In the event of any litigation or other legal proceeding involving the interpretation of this Agreement or enforcement of the rights or obligations of the Parties hereto, the prevailing Party or Parties, entitlement to recover reasonable attorneys’ fees and costs shall be as determined by a court or other adjudicator.

12.              Governing Law

.  This Agreement is governed by and shall be construed in accordance with the Laws of the State of Texas applicable to contracts made and to be performed entirely in such jurisdiction.  If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected thereby, and that provision shall be enforced to the greatest extent permitted by Law.

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13.              Assignment

.  No Investor shall have the right or the power to assign or delegate any provision of this Agreement without the prior written consent of Holdings (which may be withheld in Holdings’ sole discretion); provided that in addition no Investor shall have the right or the power to assign or delegate any provision of Section 3 of this Agreement without the prior written consent of Gateway (which may be withheld in Gateway’s sole discretion).  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties’ respective successors, assigns, executors, and administrators.

14.              Counterparts

.  This Agreement may be executed in separate counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.  This Agreement may be executed and delivered by facsimile or other electronic signature (including portable document format (.pdf) or any similar or comparable format) by any Party hereto and such signature shall be deemed an original signature and binding for all purposes hereof.

15.              Entire Agreement

.  This Agreement, the Exhibits and Schedules hereto and the Merger Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and may be amended only in a writing executed by the Party to be bound thereby; provided that Holdings may without the consent, approval or agreement of any Investor or Gateway amend Schedules I and II  to reflect the addition of new Investors signatory hereto or a change in the subscription for Class A Units or Class B Units with respect to any Investor if and to the extent such change in subscription is agreed upon by both Holdings and such Investor.

16.              Further Assurances

.  Subject to the terms and conditions provided herein, each Party hereto agrees to use all commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable, whether under applicable Laws and regulations or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement.

17.              Notices

.  All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Parties at the addresses (or at such other address for a Party as shall be specified by like notice) set forth on the signature page hereto with r1spect to such Party.

18.              Jurisdiction

.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the courts of the State of Texas, in Harris County, and the federal courts in Harris County, Texas.  Each of the Parties (i) consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding, (ii) irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum, (iii) will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any other court.  Process in any such suit, action or proceeding may be served on any Party anywhere in the world, whether within or without the jurisdiction of any such court.

10

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19.              Specific Performance

.  Each Party hereto acknowledges that it will be impossible to measure in money the damage to the other Party if a Party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other Party will not have an adequate remedy at law or damages. Accordingly, each Party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other Party has an adequate remedy at law. Each Party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other Party's seeking or obtaining such equitable relief.

20.              Reformation

.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

[The remainder of this page is blank; Signature page follows]

11

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IN WITNESS WHEREOF, the Parties have hereby executed this Agreement as of the date set forth above.

GATEWAY ENERGY HOLDINGS LLC

By:_________________________________

Name:   Frederick Pevow

Title:     Manager

Address: 1415 Louisiana Street, Suite 4100   Houston, Texas 77002

GATEWAY ENERGY CORPORATION

By:_________________________________

Name:   Frederick Pevow

Title:     President

Address: 1415 Louisiana Street, Suite 4100   Houston, Texas 77002

12

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SIGNATURE PAGE

Attached to and made a part of the
SUBSCRIPTION, EXCHANGE AND VOTING AGREEMNT

IN WITNESS WHEREOF, the Parties have entered into this Agreement effective as of the date first set forth above.

                                    INVESTOR:

By:

                                    Name:

                                    Title:

Address for Notice:

Facsimile:

Telephone:

[Subscription, Exchange and Voting Agreement Signature Page 1 of 2]

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SCHEDULE I

Exchange by Investors

Name	Column I Number of Class A Units to be Issued	Column II Amount of Capital Contribution for Class A Units	Column III Number of Class B Units to be Issued	Column IV No. of Shares of Gateway Stock to be Cancelled in Exchange for Class B Units

[Subscription, Exchange and Voting Agreement Signature Page 2 of 2]

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SCHEDULE II

Capitalization of Holdings at Closing

Name of Member	Number of Class A Units	Number of Class B Units	Number of Class C Units	% of Capital Units

Total				100%

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EXHIBIT A

LIMITED LIABILITY COMPANY AGREEMENT OF HOLDINGS

See attached

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EXHIBIT B

SIGNATURE PAGE TO

LIMITED LIABILITY COMPANY AGREEMENT OF HOLDINGS

See attached

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SIGNATURE PAGE

Attached to and made a part of the
LIMITED LIABILITY COMPANY AGREEMENT

OF
GATEWAY ENERGY HOLDINGS LLC

IN WITNESS WHEREOF, the Members have entered into this Agreement effective as of the date first set forth above.

                                    MEMBER:

      By:

                                    Name:

                                    Title:

Address for Notice:

Facsimile:

Telephone:

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SPOUSAL AGREEMENT

The spouse of the Member of Gateway Energy Holdings, LLC executing the foregoing Limited Liability Company Agreement of Gateway Energy Holdings, LLC (or the counterpart signature page above) is aware of, understands and consents to the provisions of the foregoing Agreement and its binding effect upon any community property interest or marital settlement awards he or she may now or hereafter own or receive, and agrees that the termination of his or her marital relationship with such Member for any reason shall not have the effect of removing any Membership Interests subject to the foregoing Agreement from the coverage thereof and that his or her awareness, understanding, consent and agreement is evidenced by his or her signature below.

Spouse’s Name:

GATEWAY ENERGY HOLDINGS LLC

Limited Liability Company Agreement

Signature Page

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EXHIBIT C

INVESTOR QUESTIONNAIRE

See attached

GATEWAY ENERGY HOLDINGS LLC

Limited Liability Company Agreement

Spousal Agreement

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INVESTOR QUESTIONNAIRE

GATEWAY ENERGY HOLDINGS LLC

1.                  The undersigned represents and warrants that the undersigned comes within each category marked below, and that for any category marked, the undersigned has truthfully set forth the factual basis or reason that he comes within that category.  ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL EXCEPT AS NECESSARY TO DOCUMENT COMPLIANCE WITH APPLICABLE LAW.  The undersigned agrees to furnish any additional information that Gateway Energy Holdings LLC (the “Company”), deems necessary in order to verify the answers set forth below.

___                   The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with spouse, presently exceeds $1,000,000.

Explanation .  “Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the value of a person’s primary home) over total liabilities (excluding any mortgage on the primary home in an amount of up to the home’s fair market value, but including any mortgage amount in excess of the home’s fair market value).

___                   The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

___                   The undersigned is a director or executive officer of the Company.

___                   The undersigned is a bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934, as amended; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are

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accredited investors:

                                    (describe entity)

___                   The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940:

                                    (describe entity)

___                   The undersigned is a corporation, Massachusetts or similar business trust, partnership, or organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring securities of the Company and with total assets in excess of $5,000,000:

                                    (describe entity)

___                   The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring securities in the Company, where the purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

___                   The undersigned is an entity of which all the entity owners are “accredited investors” within one or more of the above categories.  If relying upon this category alone, each equity owner must complete a separate copy of this Investor Questionnaire:

                                    (describe entity)

THE UNDERSIGNED IS INFORMED OF THE SIGNIFICANCE OF THE FOREGOING REPRESENTATIONS, AND THEY ARE MADE WITH THE INTENTION THAT THE COMPANY WILL RELY ON THEM.

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21.  Do you have sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______                                  _______
Yes                                          No

ANSWER QUESTION 3 ONLY IF THE ANSWER TO QUESTION 2 WAS “NO.”

22.  Do you have a financial or investment adviser (a) that is acting in the capacity as a purchaser representative and (b) who has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with investing in the Company?

_______                                  _______
Yes                                          No

If you have a financial or investment adviser(s), please identify each such person and indicate his or her business address and telephone number in the space below. (Each such person must complete, and you must review and acknowledge, a separate Purchaser Representative Questionnaire which will be supplied at your request).

_________________________________________________________________________

_________________________________________________________________________

23.  Do you understand the nature of an investment in the Company and the risks associated with such an investment?

_______                                  _______
Yes                                          No

24.  Do you understand that there is no guarantee of any financial return on this investment and that you will be exposed to the risk of losing your entire investment?

_______                                  _______
Yes                                          No

25.  Do you understand that this investment is not liquid?

_______                                  _______
Yes                                          No

26.  Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

_______                                  _______
Yes                                          No

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27.  Do you have a “pre‑existing relationship” with the Company or any of the officers of the Company?

_______                                  _______
Yes                                          No

For purposes hereof, “pre‑existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent investor to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.

If so, please name the individual or other person with whom you have a pre‑existing relationship and describe the relationship:

_____________________________________________________________________________

_____________________________________________________________________________

28.  Manner in which title to be held (check one):

___       Individual Ownership

___       Community Property

___       Joint Tenant with Right of Survivorship (both parties must sign)

___       Partnership

___       Tenants in Common

___       Corporation

___       Trust

___       Other

29.  State of residence (if an individual): ____________________________________

State where investment decision made (if any entity): ______________________

30.  Taxpayer I.D.: _____________________________

31.  Is the undersigned a broker or dealer in securities?

            ___       Yes      ___       No

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EXECUTED this __________ day of _______________, 2013.

                                                            Name of Investor:

                                                                                Signature (if an individual): _________________________

                                                                                Signature (if an entity):

                                                                                By:         __________________________________

                                                                                Name:    __________________________________

                                                                                Title:

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Annex D

Annual Report on Form 10-K for the Year Ended December 31, 2012 (As Amended)

C-1

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D-1

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K

 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2012

 TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE EXCHANGE ACT OF 1934

Commission File No. 000-6404

Gateway Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	44-0651207
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)
1415 Louisiana Street, Suite 4100, Houston, Texas 77002
(Address and Zip Code of principal executive offices)
(713) 336-0844
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Name of each exchange on which registered
None	None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, $0.01 Par Value Preferred Stock Purchase Rights
(Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Yes _____   No      X

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  Yes _____      No       X

Note – Checking the box above will not relieve any registrant required to file reports pursuant to Section 13 or 15(d) of the Exchange Act from their obligations under those Sections.

Indicated by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.                 Yes      X               No _____

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes      X          No  _____

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.        X

D-2

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Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Smaller reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act)

Yes              No          X

The aggregate market value of voting and non-voting common equity held by non-affiliates of the registrant computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of June 30, 2012, the last business day of the registrant’s most recently completed second fiscal quarter, was $1,885,989.

The number of shares outstanding of the registrant’s common stock, $0.01 par value as of March 29, 2013 was 30,613,637.

DOCUMENTS INCORPORATED BY REFERENCE

The following document is incorporated by reference into the indicated parts of this Annual Report on Form 10-K to the extent specified in such parts:

Part III of this Annual Report on Form 10-K incorporates by reference information in the Proxy Statement for the 2013 Annual Meeting of Stockholders of Gateway Energy Corporation.

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GLOSSARY OF TERMS

The abbreviations, acronyms, and industry terminology in this report are defined as follows:

“Back-to-back purchase and sale contracts”, refers to natural gas purchased and sold based on the same published, monthly index price.

“Bbl” refers to barrel of liquid hydrocarbons of approximately 42 U.S. gallons

“Btu” refers to British thermal unit, a common measure of the energy content of natural gas

“Mcf” refers to thousand cubic feet of natural gas

“MMBtu” refers to one million British thermal units

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FORWARD-LOOKING STATEMENTS

Statements made in this Annual Report on Form 10-K and other reports and proxy statements filed with the Securities and Exchange Commission, communications to shareholders, press releases and oral statements made by representatives of Gateway Energy Corporation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that relate to possible future events, our future performance, and our future operations.  In some cases, you can identify these forward-looking statements by the use of words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions. These statements are only our predictions.  These statements include, among other things, statements regarding future revenues and operating margins from our gathering and distribution systems, future general and administrative costs and future financings. Actual results could differ materially from those projected in such forward-looking statements as a result of the risk factors set forth below in the section entitled “Factors Affecting Future Results” and elsewhere in this document.  Therefore, we cannot guarantee future results, levels of activities, performance, or achievements.  We are under no duty to update any of the forward-looking statements after the date of this document to conform them to actual results or to changes in our expectations.

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

At September 30, 2012, as a result of our historical and ongoing operating losses, we determined that we would not, using the criteria set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 740, “Income Taxes”, be able to realize the value of our then recorded deferred tax asset and, therefore, recorded a valuation allowance against the carrying value of said asset and a charge to income tax expense.

On March 5, 2013, our audit committee of our board of directors concluded that we erred by not reflecting this charge against our 2011 results of operations and restating our prior year financial statements.  Accordingly, on March 5, 2013, the audit committee of our board of directors determined that our consolidated financial statements for the year ended December 31, 2011 and the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 should no longer be relied upon.

By way of background, at December 31, 2011, we had a carrying value of $3,949,819 with respect to our deferred tax asset (of which, $17,085 was included within prepaid expenses and other current assets).  As of the date of those financial statements, we mistakenly concluded that sufficient positive evidence existed at such time to conclude that it was more likely than not that this deferred tax asset would be realized.  This conclusion was based on management’s review, at the time, of internal projections, as well as a consideration of our cost reduction activities over the preceding several years, the acquisitions completed and contemplated at the time and access to capital on a basis accretive to net income.

To address the foregoing matter, we have restated our financial statements for the fiscal year ended December 31, 2011 and for the quarterly periods ended March 31, June 30 and September 30, 2012, herein.  See Note 3, Restatement of Previously Issued Financial Statements in our Notes to Consolidated Financial Statements contained within Part II, Item 8, Financial Statements and Supplementary Data in this Annual Report on Form 10-K.

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PART I

ITEM 1.  BUSINESS.

Gateway Energy Corporation (the “Company,” “Gateway,” “we,” or “our”), a Delaware corporation, was incorporated in 1960 and entered its current business in 1992.  Gateway’s common stock is traded in the over-the-counter market on the bulletin board section under the symbol “GNRG”.  Our principal executive offices are located at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002 and our telephone number is 713-336-0844.

Gateway conducts all of its business through its wholly owned subsidiary companies, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Energy Marketing Company, Gateway Processing Company, Gateway Pipeline USA Corporation, Gateway Delmar LLC, Gateway Commerce LLC and CEU TX NPI, L.L.C.  Gateway-Madisonville Pipeline, L.L.C. is 67% owned by Gateway Pipeline Company and 33% owned by Gateway Processing Company.

 Access to our annual reports on Form 10-K, quarterly reports on Form 10-Q, our Code of Ethics and current reports on Form 8-K are available at Gateway’s website, www.gatewayenergy.com.

Description of Business

Gateway is engaged in the midstream energy business.  We own and operate natural gas distribution, gathering and transmission pipeline systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  For the year ended December 31, 2012, all of our revenue was generated under contracts with either fee-based rates or back-to-back purchases and sales based on the same published monthly index price, of which all are renewed on an annual basis or on a long-term basis.

Business Growth Strategy

Our primary business objective is to achieve profitable and sustainable growth in the midstream energy business. We intend to achieve this objective by executing the following business strategies :

•          Expanding our unregulated natural gas distribution activities. We seek to increase the stability of our cash flow by expanding our natural gas distribution activities.  Since October 2010, we have added six new pipelines to our core Waxahachie system (four of which we subsequently sold effective February 7, 2013), all of which serve industrial end users of natural gas pursuant to long-term, fixed fee or fee-based contracts. We intend to expand and diversify the scope of our energy distribution activities by adding new industrial plants, power plants, and municipal utilities as customers .

•          Minimizing commodity price exposure. Where possible, we intend to continue to pursue fixed fee, fee-based service agreements or back-to-back purchase and sale contracts, which allow us to minimize significant direct commodity price exposure .

•          Emphasizing long-term contracts. Where possible, we intend to continue to structure long-term contracts in order to increase our cash flow horizon.  Our current contracts related to our natural gas distribution and transmission activities are all renewed on an annual basis or on a long-term basis.  Our current contracts related to our natural gas gathering activities are all “life of lease”.  When evaluating acquisitions or the construction of new pipelines, we will consider the length of the prospective contract when determining whether or not to proceed .

•          Pursuing strategic acquisitions. We intend to continue pursuing strategic acquisitions of midstream assets and companies that would diversify and extend our geographic, customer and business profile and provide visible organic growth opportunities for us.  Since October 2010, we have acquired six pipelines (four of which we subsequently sold effective February 7, 2013) in three separate transactions .

•          Pursuing the construction of new pipelines.  We plan to evaluate the construction of new pipeline systems.  Many of the construction opportunities we seek will bypass existing pipelines owned by local distribution companies (“LDCs”) and provide direct service from large diameter pipelines to end users (“LDC bypasses”).  In particular, we seek to leverage a growing base of relationships with natural gas end users and marketers .

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•          Reducing general and administrative expenses. Our goal is to become a low-cost provider of midstream energy services and to leverage our fixed costs.  We reduced general and administrative expenses from $1,583,226 incurred in the year ended December 31, 2010, to $1,329,884 incurred in the year ended December 31, 2012, a reduction of $253,342 or 16%.  We have accomplished this by reducing investor relations costs, legal costs and salaries and benefits costs (by outsourcing operating and financial staff).  We will continue to review ways to reduce general and administrative expenses without sacrificing our ability to support and grow our operations .

•          Evaluation of sound financing alternatives. We plan to evaluate various financing alternatives to facilitate our growth, including corporate and project debt, equity and the creation of joint ventures and a master limited partnership.  We also intend to maintain financial flexibility by employing a prudent long-term capital structure.

Recent Developments

                The following is a brief list of significant developments since the appointment of a new management team and board of directors on June 3, 2010.

•          We reduced general and administrative expenses from $2,353,287 for the 2009 calendar year, the first full calendar year prior to the appointment of the new management team and board of directors, to $1,329,884 for the 2012 calendar year, a savings of over $1.0 million per year.

•          On October 18, 2010, we acquired four pipelines from Laser Pipeline Company, L.P. (“Laser”) for $1,100,000 in cash.  The four pipelines are located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri (the “Tyson Pipeline Systems”).  The pipelines deliver natural gas on an exclusive basis to plants owned by Tyson Foods, Inc. (“Tyson”) pursuant to long-term, fee-based contracts with Tyson.  We financed the purchase price through a combination of cash on hand and bank debt.  We subsequently sold this system on February 7, 2013.

•          On November 23, 2010, we completed a private placement of 4,028,000 shares of common stock at a sale price of $0.25 per share for total gross proceeds of $1,007,000.  We used $1,000,000 of the proceeds to partially repay indebtedness then outstanding under the credit facility with Meridian Bank.  Our officers and directors purchased 728,000 shares of common stock in the private placement.

•          On September 24, 2011, we completed the acquisition of a natural gas pipeline from American Midstream Partners, L.P. (“American Midstream”) for a purchase price of $50,000.  The pipeline delivers natural gas into a plant owned by Owens Corning in Delmar, New York (the “Delmar Pipeline”).  In connection with the closing of the acquisition, we entered into a new long-term, fixed fee contract with Owens Corning to transport natural gas at a fixed monthly fee.

•          On February 29, 2012, we acquired a natural gas pipeline from Commerce Pipeline, L.P. (the "Commerce Pipeline") for $1,000,000 in cash.  The pipeline is located in Commerce, Texas and delivers natural gas into an aluminum smelting plant owned by Hydro Aluminum Metal Products North America pursuant to a long-term, fixed fee contract.  We financed the purchase price through a combination of cash on hand and the incurrence of additional indebtedness pursuant to an amendment to our loan agreement with Meridian Bank Texas N.A. (“Meridian Bank”).

•          On October 11, 2012, our board of directors formed two special committees consisting solely of independent directors.

The first special committee consisted of David F. Huff, who was appointed as the chairman of the special committee, John O. Niemann, Jr. and John A. Raasch, all of whom are independent directors (the “First Special Committee”).  The First Special Committee was empowered to consider a proposal from our President, Chief Executive Officer and Director, Frederick M. Pevow, Jr., for a sale of certain of our assets to Mr. Pevow, which led to the sale of our Tyson Pipeline Systems to a company controlled by Mr. Pevow in February 2013 (the “Asset Sale”).

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The second special committee consisted of, initially, John A. Raasch and Perin Greg deGeurin, two of our independent directors.  Subsequently, on February 19, 2013, Mr. William H. Bauch was appointed to the Company’s board of directors and to the special committee (the “Second Special Committee”).  The Second Special Committee was formed to explore and evaluate alternatives available to reduce the cost burdens of being a publicly traded company, including whether to terminate our registration under the Securities Exchange Act of 1934, and to evaluate other alternatives, including conversion into a limited liability company or limited partnership, which would provide us with greater access to capital in order to meet our present and future business needs.   •          On February 7, 2013, we closed the following series of transactions:

-          We sold 6,250,000 shares of our common stock, constituting 20.4% of our issued and outstanding common stock, at a sale price of $0.04 per common share, for an aggregate purchase price of $250,000 to GreyCap Energy LLC (“GreyCap”).  Pursuant to the subscription agreement entered into in connection with such sale, we agreed to appoint a GreyCap nominee to our board of directors.

-          We sold our Tyson Pipeline Systems to FMP Holdings, LLC (the “Buyer”) for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, our President, Chief Executive Officer and Director.  Additionally, Mr. Pevow is the acting President of the Buyer.

-          In connection with the sale of our Tyson Pipeline Systems, we entered into a fifth amendment to the Loan Agreement (the “Fifth Amendment”) with Meridian Bank.

Pursuant to the Fifth Amendment, the following amendments were made to the Loan Agreement:

Collateral .  In addition to certain existing collateral securing obligations under the note, we assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

Guarantors .  Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Loan Agreement.

Financial Covenant .  The Fifth Amendment requires that we maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

Fees .  In connection with the Fifth Amendment, we paid Meridian Bank an amendment fee of $3,750.

In connection with entering the Fifth Amendment, we also entered into an Amendment to Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note was $1,732,674, and has a maturity date of June 30, 2013.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with a maturity date of June 30, 2013.

Major Customers and Suppliers

During the year ended December 31, 2012, three companies, ETC Marketing, Ltd, Hydrocarbon Exchange Corp. and Cokinos Energy Corporation supplied 53.5%, 38.3% and 8.2%, respectively, of our total natural gas purchases.  During the year ended December 31, 2011, three companies, Cokinos Energy Corporation, ETC Marketing, Ltd., and Shell Energy North America supplied 35.3%, 32.4% and 32.3%, respectively, of our total natural gas purchases.  Gross sales to customers representing 10% or more of total revenue for the years ended December 31, 2012 and 2011 were as follows:

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	Year Ended December 31,
	2012	2011

Dart Container Corporation	43.0%	47.3%
Owens Corning	25.4%	23.4%
McMoran Exploration	12.8%	2.9%

The loss of our contracts with Dart Container Corporation, McMoran Exploration or Owens Corning could have a material adverse effect on our business, results of operations and financial condition.

Competition

The natural gas industry is highly competitive.  We compete against other companies in the distribution, gathering, and transmission business for gas supplies and for customers.  Competition for gas markets and supplies is primarily based on the availability of upstream and downstream transportation facilities, the cost-effectiveness of downstream pipelines and processing facilities, service and satisfactory price.  In marketing, there are numerous competitors, including affiliates of intrastate and interstate pipelines, major producers, brokers and marketers.  Most of our competitors have capital resources greater than us and control greater supplies of gas.  Competition for marketing customers is primarily based on reliability and the price of delivered gas.

Regulations

Our intrastate natural gas pipeline transportation and sales activities are subject to various state laws and regulations, as well as orders of state regulatory bodies, including the Railroad Commission of Texas, the New York State Public Service Commission and the Arkansas Public Service Commission.  State regulatory bodies have the authority to regulate our transportation rates, though they generally have not investigated the rates or practices of our intrastate pipelines due to our participation in a competitive marketplace and the absence of complaints from our shippers.

Our pipelines are subject to numerous safety regulations with respect to their design, installation, testing, construction and operation.  Safety regulations for our intrastate pipelines are promulgated by state agencies generally in accordance with guidelines set forth by the United States Department of Transportation (“DOT”).

The Pipeline Safety Improvement Act of 2002 provides guidelines in the areas of testing, education, training and communication.  The Pipeline Safety Improvement Act requires pipeline companies to perform integrity tests on natural gas transmission pipelines that exist in high population density areas that are designated as “high consequence areas.”  Testing consists of hydrostatic testing, internal magnetic flux or ultrasonic testing, or direct assessment of the piping.  In addition to the pipeline integrity tests, pipeline companies must implement a qualification program to make certain that employees are properly trained.

On December 13, 2011, the United States Congress passed the “Pipeline Safety, Regulatory Certainty, and Job Creation Act of 2011” (the “Act”).  The President signed the Act into law on January 3, 2012.  Under the Act, maximum civil penalties for certain violations have been increased from $100,000 to $200,000 per violation per day, and from a total cap of $1.0 million to $2.0 million.  In addition, the Act reauthorizes existing pipeline safety programs through September 30, 2015, and directs the Secretary of Transportation to undertake a number of reviews, studies and reports, some of which may result in additional natural gas pipeline safety rulemaking.  Some of these directives include:

•          The Secretary of Transportation must revise regulations establishing time limits for notification of pipeline facility accidents and incidents to a minimum of not more than one hour after discovery of an accident or incident ;

•          The Secretary of Transportation must submit a report to Congress on leak detection systems utilized by operators and promulgate, where technically, operationally and economically feasible, regulations requiring leak detection systems where practicable ;

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•          Within 18 months, the Secretary of Transportation must conduct an evaluation to determine whether integrity management system requirements already in place for pipelines in High Consequence Areas (“HCAs”) should be expanded to pipelines beyond HCAs;

•          Within two years, the Secretary of Transportation must submit to Congress a report on the results of a review of existing federal and state regulations for gas and hazardous liquid gathering lines located offshore, including within inlets of the Gulf of Mexico, for the purpose of determining whether the Secretary of Transportation should issue regulations subjecting offshore gathering lines to the same standards and regulations as other hazardous liquid gathering lines; and

•          Within two years, the Secretary of Transportation must determine whether to require the use of automatic or remote-controlled shut-off valves on new and entirely replaced transmission pipeline facilities .

A number of the provisions of the Act have the potential to cause owners and operators of pipeline facilities to incur significant capital expenditures and/or operating costs.  Any additional requirements resulting from these directives are not expected to impact us differently than our competitors.  We will continue to monitor the DOT’s efforts to remain abreast of their potential impact to us.

Environmental and Safety Concerns

Our business operations are subject to federal, state and local laws and regulations relating to environmental protection, pollution and human health and safety.  For example, if an accidental leak, release or spill of liquid petroleum products, chemicals or other hazardous substances occurs at or from our pipelines we may experience significant operational disruptions, and we may have to pay a significant amount to clean up the leak, release or spill, pay for government penalties, address natural resource damages, compensate for human exposure or property damage or a combination of these and other measures.  Furthermore, new projects may require approvals and environmental analysis under federal and state laws, including the National Environmental Policy Act and the Endangered Species Act.  The resulting costs and liabilities could materially and negatively affect our business, financial condition, results of operations and cash flows.

Environmental and human health and safety laws and regulations are subject to change.  The clear trend in environmental regulation is to place more restrictions and limitations on activities that may be perceived to affect the environment, wildlife, natural resources and human health and safety.  There can be no assurance as to the amount or timing of future expenditures for environmental, health and safety regulation compliance or remediation, and actual future expenditures may be different from the amounts we currently anticipate.  Revised or additional regulations that result in increased compliance costs or additional operating restrictions, particularly if those costs are not fully recoverable from our customers, could have a material adverse effect on our business, financial position, results of operations and cash flows.

 We believe we have obtained, and are in substantial compliance with, all necessary and material permits, and that our operations are in substantial compliance with applicable material governmental regulations. The cost of complying with these regulations has not historically been material.

  Hazardous Substances

The Comprehensive Environmental Response, Compensation and Liability Act, also known as CERCLA or the Superfund law, and analogous state laws, impose joint and several liability without regard to fault or the legality of the original conduct, on certain classes of potentially responsible persons for releases of hazardous substances into the environment.  These persons include the owner or operator of a site and companies that disposed or arranged for the disposal of the hazardous substances found at the site.  CERCLA authorizes the U.S. EPA and, in some cases, other lead agencies or third parties to take actions in response to threats to public health or the environment and to seek to recover from the responsible classes of persons the costs they incur, in addition to compensation for natural resource damages, if any.  Although petroleum is excluded from CERCLA’s definition of a hazardous substance, in the course of our ordinary operations we have and will generate materials that may fall within the broad CERCLA definition of hazardous substance.  By operation of law, if we are determined to be a potentially responsible person, we may be responsible under CERCLA for all or part of the costs required to clean up sites at which such materials are present, in addition to compensation for natural resource damages, if any.

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Air Emissions

Our operations are subject to the federal Clean Air Act (“Clean Air Act’), its implementing regulations, and analogous state laws and regulations.  We believe that the operations of our pipelines are in substantial compliance with such statutes and regulations.

On December 15, 2009, the EPA published its final findings that emissions of carbon dioxide, methane and other “greenhouse gases” present an endangerment to public health and the environment because emissions of such gases are, according to the EPA, contributing to warming of the earth’s atmosphere and other climatic changes.  These findings allow the EPA to adopt and implement regulations that would restrict emissions of greenhouse gases (“GHG”) under existing provisions of the federal Clean Air Act.  Accordingly, the EPA has adopted regulations that require a reduction in emissions of GHGs from motor vehicles and trigger permit review for GHG emissions from certain stationary sources with larger GHG emissions.  In addition, on October 30, 2009, the EPA published a final rule requiring the reporting of GHG emissions from specified large GHG emission sources in the United States beginning in 2011 for emissions occurring in 2010.  On November 8, 2010, the EPA finalized regulations to expand the existing GHG monitoring and reporting rule to include onshore and offshore oil and natural gas production facilities and onshore oil and gas processing, transmission, storage, and distribution facilities.  Reporting of GHG emissions from such facilities began in 2012 for emissions occurring in 2011, and is required on an annual basis.  The EPA’s rules relating to emissions of GHGs from large stationary sources of emissions are currently subject to a number of legal challenges, but the federal courts have thus far declined to issue any injunctions to prevent EPA or state environmental agencies from implementing the rules.  Further, Congress has considered, and almost one-half of the states have adopted, legislation that seeks to control or reduce emissions of GHGs from a wide range of sources.

The EPA’s new regulations for the monitoring, reporting, record keeping and permitting of GHG emissions from stationary sources contain lengthy, complex provisions that may result in the imposition over the next several years of certain pollution control requirements with respect to GHG emissions from the operations of our pipelines.   Depending on the nature of those requirements and any additional requirements that may be imposed by state and local regulatory authorities, we may be required to incur capital and operating expenditures over the next several years for GHG emission and other air pollution control equipment in connection with maintaining or obtaining operating permits and approvals and addressing other air emission−related issues.   At this time, we do not operate compressor stations which are regulated under the Clean Air Act, although we may in the future.  We are unable to fully estimate the effect on earnings or operations or the amount and timing of such required capital expenditures; however, we do not believe that we will be materially adversely affected by any such requirements.

Water

      During 2010, the U.S. federal government established the Bureau of Ocean Energy Management, Regulation and Enforcement (BOEMRE) to replace the U.S. Minerals Management Service (MMS), largely in response to the April 2010 blowout of the Macondo well and resulting oil spill in the Gulf of Mexico.  The U.S. federal government imposed a drilling moratorium in the deepwater Gulf of Mexico that extended until October 2010.  BOEMRE issued several Notices to Lessees (NTLs) and other safety regulations implementing additional safety and certification requirements applicable to drilling activities in the Gulf of Mexico that have resulted in operations and projects being delayed or suspended.  These NTLs and regulations include requirements by operators to (1) submit well blowout prevention measures and contingency plans, including demonstrating access to subsea blowout containment resources; (2) abide by new permitting standards requiring detailed, independently certified descriptions of well design, casing, and cementing; (3) follow new performance-based standards for offshore drilling and production operations; and (4) certify that the operator has complied with all regulations.  These regulations issued by the BOEMRE include NTL 2010-G05, the “Idle Iron Guidance.”

In the U.S. Gulf of Mexico, regulations generally require wells to be plugged, offshore platforms decommissioned, pipelines abandoned, and the well site cleared within twelve months of the expiration of an oil or gas lease.  However, NTL 2010-G05 establishes well abandonment and decommissioning requirements that are no longer tied to lease expiration.  The maturity and production decline of Gulf of Mexico oil and gas fields continues to cause an increase in the number of wells to be plugged and abandoned and platforms and pipelines to be decommissioned.  In October 2011, the BOEMRE’s responsibilities were divided between the newly created Bureau of Ocean Energy Management (BOEM) and the Bureau of Safety and Environmental Enforcement (BSEE), the latter of which will oversee the provisions of the “Idle Iron Guidance”.

Since the April 20, 2010, blowout on the Macondo well, operations in the U.S. Gulf of Mexico have been affected by an increased regulatory environment.  The resulting federal regulatory requirements have significantly reduced the U.S. Gulf of Mexico drilling activity.  Although permitting levels increased somewhat during 2011, the pace of approvals for new

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drilling activity in the Gulf of Mexico lags pre-Macondo levels.  BOEMRE regulations, including notices to U.S. Gulf of Mexico operators, have resulted in some operations and projects being curtailed or suspended.  Although a drilling moratorium that was issued immediately following the Macondo blowout was lifted in October 2010, the backlog of permits waiting to be issued for operations in the shallow water, and regulatory uncertainties regarding the deepwater activities, are expected to continue to negatively affect our prospects for increased offshore gas production.  Although we are unable to predict the full continuing impact of these factors on future operating results going forward, we expect our customers’ offshore activity levels to continue to be less than they were prior to April 2010.  Future regulatory requirements could further delay our customers’ offshore production activities, reduce our revenues, and increase our operating costs, resulting in reduced cash flows and profitability.

Climate Change

                Studies have suggested that emissions of certain GHGs, may be contributing to warming of the Earth’s atmosphere. Methane, a primary component of natural gas, and carbon dioxide, which is naturally occurring and also a byproduct of the burning of natural gas, are examples of greenhouse gases.  Although the U.S. Congress has previously considered legislation to reduce the emission of GHGs, it is not possible at this time to predict what action, if any, the might be taken in regard to GHG legislation.

                As discussed above under “—Air Emissions,” the U.S. EPA adopted new regulations under the Clean Air Act that took effect in early 2011 and that establish requirements for the monitoring, reporting, record keeping and permitting of GHG emissions from stationary sources. These regulations include the reporting of GHG emissions in the United States from specified larger GHG emission sources.  Our operations at this time do not include compressor stations and gas processing plants, which emit various types of GHGs, primarily methane and carbon dioxide, although if we do operate such stations or plants in the future, such legislation or regulation would increase our costs related to operating and maintaining our facilities, may require us to install new emission controls on our facilities, and likely would require us to obtain allowances for our GHG emissions under a “cap and trade” program, pay taxes related to our GHG emissions and administer and manage a GHG emissions reduction and reporting program.

                The operations of our customers could also be negatively impacted by more recently proposed GHG legislation or new regulations resulting in increased operating or compliance costs.  Some of the proposed federal and state “cap and trade” legislation would require businesses that emit GHGs to buy emission credits or allowances from the government, other businesses, or through an auction process.  In addition, our customers could be required to purchase allowances for their GHG emissions.  While it is not possible at this time to predict the likelihood or final form of “cap and trade” legislation, any new federal or state restrictions on GHG emissions could result in material increased compliance costs, additional operating restrictions and an increase in the cost of raw materials and products produced by our customers.

Operational Hazards and Insurance

Pipelines and equipment may experience damage as a result of an accident or natural disaster.  These hazards can cause personal injury and loss of life, severe damage to and destruction of property and equipment, pollution or environmental damage and suspension of operations.  We maintain insurance of various types and varying levels of coverage that we consider adequate under the circumstances to cover our operations and properties.  The insurance policies are subject to deductibles and retention levels that we consider reasonable and not excessive.  Consistent with insurance coverage generally available to the industry, our insurance policies provide limited coverage for accidental property and casualty occurrences.  However, such insurance does not cover every potential risk associated with operating pipelines, including the potential loss of significant revenues.

Title to Properties and Rights-of-Way

We believe that we have generally satisfactory title to the properties we own and use in our businesses, subject to liens for current taxes, liens incident to minor encumbrances, and easements and restrictions, which do not materially detract from the value of such property, the interests in those properties or the use of such properties in our businesses.  Our pipelines and related facilities are located on real property owned or leased by us. In some cases, the real property we lease is on federal, state or local government land.

We generally do not own the land on which our pipelines are constructed.  Instead, we obtain the right to construct and operate the pipelines on other peoples land for a period of time.  Substantially all of our pipelines are constructed on rights−of−way granted by the apparent record owners of such property.  In many instances, lands over which rights−of−way have been obtained are subject to prior liens that have not been subordinated to the right−of−way grants.  We have no

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knowledge of any challenge to the underlying fee title of any material fee, lease, easement, right-of-way, permit or license held by us or to our rights pursuant to any material deed, lease, easement, right-of-way, permit or license, and we believe that we have satisfactory rights pursuant to all of our material leases, easements, rights-of-way, permits and licenses.

Permits have been obtained from public authorities to cross over or under, or to lay facilities in or along, water courses, county roads, municipal streets and state highways, and in some instances, such permits are revocable at the election of the grantor, or, the pipeline may be required to move its facilities at its own expense.  Permits also have been obtained from railroad companies to run along or cross over or under lands or rights−of−way, many of which are also revocable at the grantor’s election.  Some such permits require annual or other periodic payments. In a few minor cases, property for pipeline purposes was purchased in fee.

Employees

As of December 31, 2012, we had three employees, all of which are full time employees.

ITEM 1A.  RISK FACTORS.

This item is not applicable for smaller reporting companies such as Gateway.  However, see Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations – Factors Affecting Future Results or the Value of Our Common Stock.

ITEM 1B.  UNRESOLVED STAFF COMMENTS.

This item is not applicable for smaller reporting companies such as Gateway.

ITEM 2.  PROPERTIES.

Onshore Pipeline Systems

As of December 31, 2012, we owned the following active onshore pipeline systems in the continental United States (note that the Tyson Pipeline Systems were subsequently sold on February 7, 2013, to a company owned by our chief executive officer):

•       Waxahachie Pipeline System : a 2 to 6-inch diameter, fourteen-mile delivery system that transports natural gas for sale to industrial users in Waxahachie, Ellis County, Texas.

•        Tyson Pipeline Systems : four 4-inch diameter pipelines between one and five miles in length that deliver natural gas into poultry processing and rendering plants owned by Tyson Foods, Inc. The pipelines are located in Center, Texas; Seguin, Texas; Texarkana, Arkansas; and Sedalia, Missouri.

•         Delmar Pipeline : a 3-inch diameter, 3,000 feet pipeline that transports natural gas to an Owens Corning plant in Delmar, Albany County, New York.

•          Madisonville Pipeline : a 10-inch diameter, ten mile pipeline located near Madisonville, Madison County, Texas which transports natural gas from the Madisonville treating facility to two major pipelines.

•          Hickory Creek Pipeline System : a gathering system located in Denton County, Texas in the core area of the Barnett Shale and currently servicing two significant producers.  There are currently fifteen producing wells connected to this system.

•          Commerce Pipeline : a 4-inch diameter, three mile pipeline that transports natural gas to a Hydro Aluminum plant in Commerce, Hunt County, Texas.

Offshore Pipeline Systems

Gateway Offshore Pipeline Company owns eight pipelines that service producers in federal waters of the Gulf of Mexico and Galveston Bay.  These systems and related facilities are in waters up to 400 feet in depth and provide us the

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capability to gather and transport gas and liquid hydrocarbons to various markets.  Our offshore systems consist of approximately 108 miles of four inch to 16-inch diameter pipelines and related equipment which transport the natural gas and liquid hydrocarbons primarily under fee-based contracts.

Corporate Property

In addition to the operating properties described above, we lease office space and own certain office equipment in our corporate office located at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.

ITEM    3.  LEGAL PROCEEDINGS.

We are involved in ordinary, routine litigation from time to time incidental to our business.  We are not presently a party to any other legal proceeding, the adverse determination of which, either individually or in the aggregate, would be expected to have a material adverse effect on our business or financial condition.

ITEM    4.  MINE SAFETY DISCLOSURES.

This item is not applicable for Gateway.

PART II

ITEM    5.  MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.

Market Information

Our common stock is traded on the Over-The-Counter (“OTC”) Bulletin Board under the symbol “GNRG”.  The following table sets forth the quarterly high and low bid prices for the common stock as reported on the OTC Bulletin Board for the periods indicated. These prices are based on quotations between dealers, and do not reflect retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions.

Quarter Ended	High	Low
March 31, 2012	$0.19	$0.11
June 30, 2012	0.19	0.07
September 30, 2012	0.10	0.05
December 31, 2012	0.07	0.02

Quarter Ended	High	Low
March 31, 2011	$0.39	$0.20
June 30, 2011	0.32	0.11
September 30, 2011	0.24	0.12
December 31, 2011	0.24	0.07

 Holders

As of  March 29, 2013, there were approximately 642 holders of record of our common stock.

Dividends

To date, we have not declared or paid any dividends on common stock.  Our payment of dividends, if any, is within the discretion of our board of directors and will depend on our earnings, if any, capital requirements and financial condition, as well as other relevant factors. On December 7, 2009, we entered into a Credit Agreement with Meridian Bank, which has since been amended many times.  This agreement restricts our ability to pay dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

                This information can be found under the heading ITEM 12.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

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ITEM 6.  SELECTED FINANCIAL DATA.

This item is not applicable for smaller reporting companies such as Gateway.

ITEM 7.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

            The following management's discussion and analysis should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this Annual Report on Form 10-K.  This discussion and the discussion of Gateway’s business beginning in Item 1 of this Annual Report, also contains trend analysis and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities exchange Act of 1934, as amended.  These forward−looking statements reflect the expectations, beliefs, plans and objectives of management about future financial performance and assumptions underlying management's judgment concerning the matters discussed, and accordingly, involve estimates, assumptions, judgments and uncertainties.  Actual results could differ materially from those projected in the forward-looking statements throughout this document as a result of the risk factors set forth below in the section entitled “Factors Affecting Future Results” and elsewhere in this document.

Critical Accounting Policies

The following accounting policies are considered by management to be the most critical to the fair presentation of our financial condition, results of operations and cash flows.  The policies are consistently applied in the preparation of the accompanying consolidated financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Our significant estimates include depreciation of long-lived assets, estimates and timing of asset retirement obligations, amortization of deferred loan costs, deferred tax valuation allowance, valuation of assumed liabilities, intangible lives, impairment and valuation of the fair value of long-lived assets, purchase price allocations and valuation of stock based transactions.  Actual results could differ from those estimates.

Revenue Recognition Policy

Revenues from the sales of natural gas are generated under purchase and sales contracts that are priced at the beginning of the month based upon established gas indices.  We purchase and sell the gas using the same index to minimize commodity price risk.  Revenues from the sales of natural gas are recognized at the redelivery point, which is the point at which title to the natural gas transfers to the purchaser.  Transportation revenues are generated under contracts which have a stated fee per unit of production (Mcf, MMBtu, or Bbl) gathered or transported.  Onshore transportation revenues are recognized at the redelivery point, which is the point at which another party takes physical custody of the natural gas or liquid hydrocarbons.  Offshore transportation revenues are recognized at our receipt point.

Property and Equipment

Property and equipment is stated at cost, plus capitalized interest costs on major projects during their construction period.  Additions and improvements that add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  Depreciation and amortization is calculated using the straight-line method over estimated useful lives ranging from 10 to 35 years for its gas distribution, transmission and gathering systems and from two to ten years for office furniture and other equipment.  Upon disposition or retirement of any gas distribution, transmission or gathering system components, any gain or loss is charged or credited to accumulated depreciation.  When entire gas distribution, transmission and gathering systems or other property and equipment are retired or sold, any resulting gain or loss is credited to or charged against operations.

Asset Retirement Obligations

 We recognize asset retirement obligations associated with the retirement of tangible long-lived assets that result from their acquisition, construction, development and operation, when laws or regulations require us to pay for their

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abandonment, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) ASC Topic 410, “Asset Retirement and Environmental Obligations”.  We record the fair value of an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying value of the related long-lived asset.  The obligation is subsequently allocated to expense using a systematic and rational method.  We have recorded an asset retirement obligation to reflect our legal obligations related to future abandonment of our pipelines and gas gathering systems, even though the timing and realized allocation of the cost between the Company and our customers may be subject to change.  We estimate the expected cash flows associated with the legal obligation and discount the amount using a credit-adjusted, risk-free interest rate. At least annually, we reassess the obligation to determine whether a change in the estimated obligation is necessary.  We also evaluate whether there are indicators that suggest the estimated cash flows underlying the obligation have materially changed.  Should those indicators suggest the estimated obligation may have materially changed on an interim basis (quarterly), we will accordingly update our assessment.

Accounting Standards Updates

None of the Accounting Standards Updates (ASU) that we adopted and that became effective January 1, 2012, had a material impact on our consolidated financial statements.

In December 2011, the FASB issued ASU No. 2011-11, which increases disclosures about offsetting assets and liabilities.  New disclosures are required to enable users of financial statements to understand significant quantitative differences in balance sheets prepared under U.S. GAAP and International Financial Reporting Standards (IFRS) related to the offsetting of financial instruments.  The existing U.S. GAAP guidance allowing balance sheet offsetting, including industry-specific guidance, remains unchanged.  ASU No. 2013-01, released in January 2013, offers clarification on the scope of ASU No. 2011-11 as it applies to derivatives accounted for in accordance with Topic 815.  The guidance in ASU No. 2011-11 and No. 2013-01 is effective for annual and interim reporting periods beginning on or after January 1, 2013.  The disclosures should be applied retrospectively for all prior periods presented.  We do not expect the adoption of this amendment to impact our consolidated financial statements.

In February 2013, the FASB issued ASU No. 2013-02, which requires preparers to report, in one place, information about reclassifications out of accumulated other comprehensive income (AOCI). The ASU also requires companies to report changes in AOCI balances.  The guidance in ASU No. 2013-02 is effective for annual and interim periods beginning after December 15, 2012.  We do not expect the adoption of this amendment to impact our consolidated financial statements.

Results of Operations

General

                All of our operations are onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  We separately review and evaluate the operations of each of our gas distribution, transmission and gathering systems individually; however these operations are aggregated into one reportable segment due to the fact that all of our operations are subject to similar economic and regulatory conditions and operate in the same industry group such that they are likely to have similar long-term prospects for financial performance.

Our pipeline systems include distribution systems, which transport natural gas from large diameter, long distance pipelines (trunklines) to end users, and gathering systems, which transport natural gas and liquids from oil and gas wells to trunklines.  Our distribution systems consist of the Waxahachie Pipeline System, the Delmar Pipeline and the Commerce Pipeline.  Our gathering systems consist of the Hickory Creek Pipeline System, the Madisonville Pipeline and miscellaneous pipeline systems located in federal and state waters of the Gulf of Mexico.  During 2011 and 2012 we also had contribution from the Tyson Pipeline Systems, which were subsequently sold in February 2013.

Our distribution activities do not require additional capital expenditures to connect new wells nor do they require additional drilling by our customer in order to replace revenues; nonetheless they do require plant operations by our customers in order to generate revenues.  All of our pipeline systems generate revenues pursuant to fee-based service agreements, with the exception of our Waxahachie Pipeline System, which generates revenues pursuant to back-to-back purchase and sale agreements.

We evaluate our results based on operating margin, which is defined as revenues less cost of purchased gas and operating and maintenance expenses.  Such amounts are before general and administrative expense, depreciation and amortization expense, interest income or expense or income taxes.  Operating margin is not a GAAP measure but the

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components of operating margin are computed by using amounts that are determined in accordance with GAAP.  A reconciliation of operating margin to net loss is presented below under the heading Non-GAAP Financial Measure.

The Henry Hub closing monthly index price for natural gas during the year ended December 31, 2012, averaged $2.79 per MMBtu, compared to $4.04 for the same period of the prior year.  In the accompanying financial statements, our revenues from sales of natural gas, along with the cost of natural gas purchased, decreased proportionately from prior year levels.  Because we buy and sell gas under back-to-back contracts that are priced at the beginning of the month, based upon established gas indices to minimize commodity price risk, our net operating margin is relatively insensitive to fluctuations in the market price of gas.

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Restatement of Previously Issued Financial Statements

At September 30, 2012, as a result of our historical and ongoing operating losses, we determined that we would not, using the criteria set forth in ASC Topic 740, “Income Taxes”, be able to realize the value of our then recorded deferred tax asset and, therefore, recorded a valuation allowance against the carrying value of said asset and a charge to income tax expense.

On March 5, 2013, our audit committee of the Board of Directors concluded that we erred by not reflecting this charge against our 2011 results of operations and decided to restate our prior year financial statements.  Accordingly, on March 5, 2013, our audit committee of the Board of Directors determined that our consolidated financial statements for the year ended December 31, 2011 and the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 should no longer be relied upon.

By way of background, at December 31, 2011, we had a carrying value of $3,949,819 with respect to our deferred tax asset (of which, $17,085 was included within prepaid expenses and other current assets).  As of the date of those financial statements, we mistakenly concluded that sufficient positive evidence existed at such time to conclude that it was more likely than not that this deferred tax asset would be realized.  To address the foregoing error, we have restated our financial statements for the fiscal year ended December 31, 2011, and for the quarterly periods ended March 31, June 30 and September 30, 2012, in this annual report on Form 10-K for the year ended December 31, 2012 (see Note 3, Restatement of Previously Issued Financial Statements in the Notes to Consolidated Financial Statements included herein).

The impact of this restatement on our 2011 audited financial statements is a $17,085 decrease in prepaid expenses and other current assets, a $3,932,734 decrease in deferred tax assets, net and a $3,949,819 decrease in total assets, a $3,949,819 increase in accumulated deficit and a $3,949,819 decrease in total stockholders’ equity and a $3,949,819 increase in income tax expense and a $3,949,819 decrease in net income for the year ended December 31, 2011.  Our net loss per share for the year ended December 31, 2011, increased from ($0.10) to ($0.27).

The impact of this restatement on our first quarter 2012 unaudited financial statements is a $3,999,791 decrease in deferred tax assets, net and total assets, a $3,999,791 increase in accumulated deficit and a $3,999,791 decrease in total stockholders’ equity and a $49,972 increase in income tax expense and a $49,972 decrease in net income for the three months ended March 31, 2012.  Our net loss per share for the three months ended March 31, 2012, increased from ($0.00) to ($0.01).

The impact of this restatement on our second quarter 2012 unaudited financial statements is a $4,016,054 decrease in deferred tax assets, net and total assets, a $4,016,054 increase in accumulated deficit and a $4,016,054 decrease in total stockholders’ equity and a $16,263 increase in income tax expense and a $16,263 decrease in net income for the three months ended June 30, 2012 and a $66,235 increase in income tax expense and a $66,235 decrease in net income for the six months ended June 30, 2012.  There was no impact on our net loss per share for either the three or six months ended June 30, 2012.

The impact of this restatement on our third quarter 2012 unaudited financial statements is a $4,016,054 decrease in income tax expense and a $4,016,054 increase in net income for the three months ended September 30, 2012 and a $3,949,819 decrease in income tax expense and a $3,949,819 increase in net income for the nine months ended September 30, 2012.  Our net loss per share decreased from ($0.29) to ($0.12) for the three months ended September 30, 2012, and from ($0.30) to ($0.13) for the nine months ended September 30, 2012.  There was no impact on our consolidated balance sheet as of September 30, 2012.

The aforementioned restatements had no impact on our reported cash flows from operating activities, investing activities, or financing activities within our consolidated statement of cash flows for either the year ended December 31, 2011, or the three, six or nine month periods ended March 31, 2012, June 30, 2012 or September 30, 2012, or on any other component of our Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2011, or the three, six or nine month periods ended March 31, 2012, June 30, 2012 or September 30, 2012.

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Results of Operations for the Years Ended December 31, 2012 and 2011 (Restated)

	For the Year Ended December 31,
	2012	2011
		Restated
Operating revenues
Sales of natural gas	$3,747,180	$4,995,134
Transportation of natural gas and liquids	1,239,612	1,363,629
Reimbursables	548,952	417,465
	5,535,744	6,776,228

Operating costs and expenses
Cost of natural gas purchased	3,049,572	4,287,794
Operation and maintenance	329,606	338,304
Reimbursable costs	548,952	417,465
General and administrative	1,329,884	1,364,046
Acquisition costs	65,488	84,323
Asset impairments	3,075,803	3,365,168
Depreciation and amortization	421,063	572,738
Asset retirement obligation accretion	105,040	24,436
	8,925,408	10,454,274

Operating loss	(3,389,664)	(3,678,046)

Other income (expense)
Interest expense, net	(184,650)	(164,503)
Other, net	189,314	(20,948)
Other income (expense), net	4,664	(185,451)
Loss from continuing operations
before income taxes and discontinued operations	(3,385,000)	(3,863,497)
Income tax expense	(8,996)	(2,712,875)
Loss from continuing operations	(3,393,996)	(6,576,372)

Income from discontinued operations, net of taxes	209,360	178,394

Net loss	$(3,184,636)	$(6,397,978)

Revenues

Our total revenues declined $1,240,484, or 18.3%, during the sales year ended December 31, 2012, as compared to the year ended December 31, 2011.

Revenues from sales of gas on our Waxahachie distribution system decreased $1,247,954, or 25%, during the year ended December 31, 2012, as compared to 2011, predominantly attributable to significantly lower gas prices.  We realized an average price of $3.41 per MMBtu for 2012, as compared to $4.66 per MMBtu for 2011.  Our sales volumes were essentially unchanged between the periods, as we realized 3,014 MMBtu per day during 2012 as compared to 2,928 MMBtu per day in 2011.  The decrease in revenues due to lower gas prices from our Waxahachie system was largely offset by reductions in the cost of purchased gas, as volumes are bought and sold pursuant to “back-to-back” contracts based on monthly price indices.

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Our transportation revenues decreased by $124,017, or 9.1%, during the year ended December 31, 2012, as compared to 2011.  This decrease was primarily attributable to decreases of $408,929 in transportation revenues attributable to lower production on, and abandonment of, natural gas wells connected to our gathering systems.  However, partially offsetting these declines were $284,912 of increased revenue contributions from our newly acquired Delmar and Commerce pipelines.

Revenues from reimbursable costs increased by $131,487 year ended December 31, 2012, as compared to 2011.  This increase is attributable to increased operating costs which, pursuant to particular contractual arrangements, are reimbursed by our customers.  These revenues will fluctuate as the related expenses increase or decrease.

We believe that transportation revenues from our gathering systems will continue to decrease through the first half of 2013 but may stabilize or even increase beginning in late 2013 due to drilling and workover activities planned by our customers, in particular those connected to our Hickory Creek pipeline system.  There are no assurances that such planned drilling and workover activities will ever contribute to revenues, as they are dependent on oil and gas prices, drilling rig availability and dry hole risk, among other factors.

Operating Margin

We define operating margin as fee revenues from the transportation of natural gas, plus revenues from the reimbursement of reimbursable costs, plus revenues from the sale of natural gas, net of the cost of purchased gas, less operating and maintenance expenses and reimbursable costs generated by our pipeline systems.  Operating margin was $1,607,614 for the year ended December 31, 2012, which was a decline of $125,051 from the $1,732,665 we recognized during 2011.

Unregulated Distribution Systems

Operating margin contribution from our distribution systems was $901,113 during the year ended December 31, 2012, a $234,923 increase compared to the $666,190 contribution during 2011.  Our newly acquired Delmar and Commerce pipelines contributed $128,879 and $143,447 of operating margin, respectively, during 2012, as compared to $27,558 from our Delmar system only in 2011.  Our Waxahachie distribution system contributed $628,787 to operating margin during 2012, a decrease of $9,845 compared to the $638,632 realized in 2011.

We expect our 2013 operating margin from our distribution systems to decline by as much as 25% in 2013, as compared to 2012, as a result of contract renewals at reduced volumes and lower prices than what we realized in 2012.

Gathering Systems

Operating margin contribution from our gathering systems was $706,501 during the year ended December 31, 2012, a $359,974, or 33.8%, decrease compared to the $1,066,475 contribution during 2011.

Our Gulf of Mexico gathering systems, formerly our largest grouping of gathering systems, contributed $290,462 to operating margin during the year ended December 31, 2012, a $265,265 decrease compared to $555,727 realized during 2011.  Of the 12 natural gas transportation contracts which generated revenue for the Gulf of Mexico gathering systems during the 2011, eight had been terminated as of December 31, 2012 due to lack of natural gas production.

Our Hickory Creek gathering system continued to decline in performance throughout 2012, generating $428,810 in operating margin during 2012, as compared to $511,543 in 2011, or a decline of $82,733.

Our 2013 expected operating margin contribution from our gathering systems is uncertain relative to the 2012 operating margin contribution from such systems. In order to maintain or increase operating margin contribution from our gathering systems, natural declines in volumes from existing wells connected to our systems will need to be offset by new volumes from drilling new wells or workovers of existing wells by our customers.  This activity is dependent on natural gas prices, among other factors.

General and Administrative Costs

General and administrative expenses totaled $1,329,884 for the year ended December 31, 2012, which represented a decrease of $34,162, from the $1,364,046 in such expenses we recognized during 2011.  This decrease was primarily attributable to lower employee compensation costs partially offset by higher professional fees between the two periods.

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We expect general and administrative expenses during 2013 to be comparable to those realized in 2012, as we continue to manage our overall level of fixed costs.

                Acquisition Costs

We incurred acquisition related costs of $65,488 during the year ended December 31, 2012, related to the acquisition of our Commerce pipeline completed on February 29, 2012.  During the year ended December 31, 2011, we incurred $84,323 of acquisition related costs related to the acquisition of our Delmar pipeline system.

Asset Impairments

Since June 30, 2012, several of our offshore and onshore assets have been negatively affected by the loss of future revenues as customers have chosen to delay or abandon natural gas production due to depressed natural gas prices.  Based on those events and current natural gas market conditions, we performed an impairment review of our capitalized costs on these systems as of September 30, 2012, including their future abandonment costs and associated intangible assets, in accordance with ASC Topic 360, “Property, Plant and Equipment”.

To determine the fair value of these assets, we estimated the future cash flows from these systems based on the likelihood of various outcomes using a probability weighted approach.  As a result, it was determined that impairments totaling $3,075,803 were required during year ended December 31, 2012.  These impairments were apportioned as $1,930,584 to the carrying value of our property and equipment and $1,145,219 to the carrying value of our intangible assets.

During the third quarter of 2011, we were notified by the operator of a platform utilizing one of our offshore systems of its intent to abandon its lease in 2012. As a result of this notification and continuing conversations with our customers, we determined that it was more likely than not that the useful lives of all our offshore systems were one and one-half to ten years shorter than last evaluated, and that we had a legal obligation to pay for the abandonment of our systems. As a result, we performed an impairment review of our capitalized costs on these systems, including their future abandonment costs and associated intangible assets.

Furthermore, in connection with the aforementioned impairment analysis conducted with our offshore systems, we determined that further impairment analysis was necessary for our Madisonville pipeline system due to the lack of production from the wells connected to the system since May 2011 and no materialization of potential alternative uses for the pipeline.

To determine the fair value of these assets, we estimated the future cash flows from these systems based on the likelihood of various outcomes using a probability weighted approach.  As a result, it was determined that impairments totaling $3,365,168 were required during the year ended December 31, 2011. These impairments were apportioned as $3,236,156 to the carrying value of our property and equipment and $129,012 to the carrying value of our intangible assets.

Depreciation and Amortization

During the year ended December 31, 2012, our depreciation and amortization expense decreased $151,675, to $421,063, as compared to $572,738 for 2011.  These decreases were primarily as a result of a lower average depreciable balance attributable to the asset impairments recorded in 2011 and 2012.

Asset Retirement Obligation Accretion

During 2011, we established an estimated asset retirement obligation of $1,013,279, on a discounted basis, with respect to our offshore Gulf of Mexico gathering systems.  During the year ended December 31, 2012, we increased this estimate by $320,381 based upon updated cost and timing information.  This liability is being accreted to our total undiscounted estimated liability over future periods until the date of such abandonment.

During the years ended December 31, 2012 and 2011, we recognized $105,040 and $24,436 of such accretion expense, respectively.

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Interest Expense, net

Our interest expense, net, was increased $20,147 during the year ended December 31, 2012, to $184,650 as compared to $164,503 for 2011, primarily as a result of having higher average borrowings outstanding during the periods due to the increased borrowings made in the acquisition of our Commerce pipeline system.

Other, Net

Our other income for the year ended December 31, 2012, consisted primarily of the reversal of a $200,000 accrued liability for repair of alleged damage to an offshore pipeline system nearby one of our systems.  We determined, in the course of our third quarter review of our accumulated abandonment obligation, that should any such repair be necessary we can make such repair as part of our abandonment process.

Income Tax Expense

Our income tax expense for the year ended December 31, 2012, consists solely of accrued Texas franchise taxes payable based on our Texas activity during 2012.

As noted previously, we have restated our income tax expense for the year ended December 31, 2011, to reflect the establishment of a valuation allowance for the full carrying value of our deferred tax asset at December 31, 2011, incurring a charge of $3,949,819 at that date (including accrued income tax benefits during 2011).  Our income tax expense, for the year ended December 31, 2011, therefore consisted of a charge of $2,689,480 associated with the carrying value of our deferred tax asset at December 31, 2010, and an accrual of Texas franchise taxes payable of $23,395 based on our Texas activity during 2011.

Income from Discontinued Operations, net of taxes

As noted previously, on December 12, 2012, we entered into an asset sales agreement pursuant to which we agreed to sell our Tyson Pipeline Systems,  which were acquired October 18, 2010.  During the year ended December 31, 2012, these assets generated revenue of $314,434 and incurred operation and maintenance expenses of $47,730, depreciation of $50,802 and other expense of $6,542, resulting in net income from discontinued operations of $209,360.

.

During the year ended December 31, 2011, these assets generated revenue of $297,759 and incurred operation and maintenance expenses of $69,041 and depreciation of $50,324, resulting in net income from discontinued operations of $178,394.

The sale transaction closed on February 7, 2013.  As a result, we don’t expect material contributions from, or expenditures on, these assets during 2013.

Liquidity and Capital Resources

Net cash provided by continuing operations operating activities totaled $128,799 for the year ended December 31, 2012, as compared to $648,439 for the year ended December 31, 2011.  This decrease was in part attributable to our having recognized, in 2011, the return of a $250,000 natural gas purchase security deposit, with the balance attributable to changes in working capital between the two periods.

We used $1,033,066 of cash in continuing operations investing activities during the year ended December 31, 2012, primarily attributable to our acquisition of the Commerce pipeline. The Company’s 2011 continuing operations investing activities consisted primarily of equipment purchases and $50,000 incurred in the acquisition of the Company’s Delmar pipeline system.

We were provided $147,473 of net cash from continuing operations financing activities during the year ended December 31, 2012, primarily attributable to borrowings on our credit facility to acquire the Commerce pipeline, partially offset by required repayments of indebtedness.  During the year ended December 31, 2011, we used $452,306 of cash in continuing operations financing activities to repay indebtedness.

During the years ended December 31, 2012 and 2011, we were provided $236,371 and $232,015 of cash from discontinued operations, respectively.  We do not expect material cash contribution from operating these activities during 2013.

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We had available cash of $33,631 at December 31, 2012.  In addition, as of December 31, 2012, the Company had current debt obligations of $2,557,674 and current asset retirement obligations of $595,534.  Based on our cash position and our projected cash flows from operations as of December 31, 2012, we will not have the ability to repay our existing debt obligations, committed capital expenditures and asset retirement obligations unless we are able to obtain additional financing or raise cash through other means, such as asset sales.  If we are unsuccessful in those efforts, the Company may be unable to continue its operations.

We are actively exploring sources of capital to allow us to fund a combination of debt service and asset retirement obligations and to accelerate the implementation of our growth strategy.  Any new capital may take several forms.  There is no guarantee that we will be able to raise outside capital.

In this regard, during the fourth quarter of 2012, we entered into an asset sales agreement with FMP Holdings, LLC (the “Buyer”), pursuant to which we agreed to sell our Tyson Pipeline Systems,  which were acquired October 18, 2010, to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, our President, Chief Executive Officer and Director.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, we closed this transaction.

Furthermore, on February 7, 2013, we entered into a subscription agreement, pursuant to which GreyCap Energy LLC agreed to acquire 6,250,000 shares of our common stock, constituting 20.4% of our issued and outstanding common stock, at a sale price of $0.04 per common share, for an aggregate purchase price of $250,000.

With the net proceeds of these two transactions, we reduced our borrowings under our Loan Agreement with Meridian Bank  by $825,000 and escrowed $450,000 with Meridian Bank to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

The balance of the net proceeds will be used for general corporate purposes.

On December 7, 2009, we entered into a Credit Agreement (the “Loan Agreement”) with Meridian Bank (“Meridian”) regarding a revolving credit facility.  The original borrowing base under the Loan Agreement had been established at $3.0 million, which originally could be increased at the discretion of Meridian to an amount not to exceed $6.0 million.  The Loan Agreement is secured by all of our assets and had an original term of 39 months maturing on April 30, 2012.  In 2011, the First and Second Amendments to the Loan Agreement shortened the maturity date to November 30, 2011, in consideration of Meridian refraining to institute a minimum commitment reduction.  On December 9, 2011, we further amended the Loan Agreement to extend the maturity date to April 30, 2012, setting the loan amount at $2,300,000, and interest on outstanding balances accruing at The Wall Street Journal prime rate, plus one and a half percent, with a minimum rate of 6.0% per annum, payable monthly.  Unused borrowing base fees are 0.50% per year and the Loan Agreement contains financial covenants defining various financial measures and levels of these measures.

On February 29, 2012, in connection with our acquisition of the Commerce pipeline asset, we entered into a

Fourth Amendment to the Loan Agreement, pursuant to which:

•          Our borrowings under the Loan Agreement were limited solely to a term loan of $2,995,000 (the “Term Note”), all of which was advanced on or before February 29, 2012 (in addition to an outstanding letter of credit obligation of $137,500);

•          Commencing in each calendar quarter ending June 30, 2012, we are required to make a payment to Meridian to reduce the outstanding principal balance owing under the Term Note equal to seventy five percent (75%) of our net cash provided by operating activities, less cash used in investing activities (excluding acquisitions and growth projects), less required monthly payments of principal and interest payments on the Term Note;

•          The pipeline acquired from Commerce Pipeline and certain other collateral was pledged as security for the Term Note;

•          We are required to maintain a debt to tangible net worth ratio of 1.90 to 1.00, a current ratio of 1.25 to 1.00 and a debt service coverage ratio of 1.50 to 1.00, as defined in the Loan Agreement;

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•          We are required to pay a principal and interest payment of $58,000 per month under the Term Note; and

•          The Term Note has a maturity date of June 30, 2013.

  At December 31, 2012, we were not in compliance with the current ratio covenant of the Loan Agreement.  We did not receive a waiver of this non-compliance.

In connection with the sale of our Tyson Pipeline Systems, we entered into a fifth amendment to the Loan Agreement (the “Fifth Amendment”) with Meridian Bank.

Pursuant to the Fifth Amendment, the following amendments were made to the Loan Agreement:

Collateral .  In addition to certain existing collateral securing obligations under the note, we assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

Guarantors .  Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Loan Agreement.

Financial Covenant .  The Fifth Amendment requires that we maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

Fees .  In connection with the Fifth Amendment, we paid Meridian Bank an amendment fee of $3,750.

In connection with entering the Fifth Amendment, we also entered into an Amendment to Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note was $1,732,674, and has a maturity date of June 30, 2013.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with a maturity date of June 30, 2013.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements at December 31, 2012; however, see Note 10 to the consolidated financial statements regarding Commitments and Contingencies.

Non-GAAP Financial Measure

We evaluate our operations using operating margin, which we define as revenues less cost of purchased gas, operating and maintenance expenses and reimbursable costs.  Such amounts are before asset impairments, general and administrative expense, depreciation and amortization expense, interest income or expense, income taxes or income from discontinued operations.  Operating margin is not a GAAP measure but the components of operating margin are computed by using amounts that are determined in accordance with GAAP. A reconciliation of operating margin to net loss, which is its nearest comparable GAAP financial measure, is included in the table below:

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	For the Year Ended December 31,
	2012	2011
		Restated

Operating Margin	$1,607,614	$1,732,665
Less:
General and administrative expenses	1,329,884	1,364,046
Acquisition costs	65,488	84,323
Asset impairments	3,075,803	3,365,168
Depreciation and amortization	421,063	572,738
Asset retirement obligation accretion	105,040	24,436
Interest expense, net	184,650	164,503
Income tax expense	8,996	2,712,875
Plus:
Other income (expense), net	189,314	(20,948)
Income from discontinued operations, net of taxes	209,360	178,394
Net loss	$(3,184,636)	$(6,397,978)

Factors Affecting Future Results or the Value of Our Common Stock

Our principal objective is to enhance stockholder value through the execution of certain strategies.  These strategies include, among other things: (i) focusing on gathering, transporting, and distributing natural gas; (ii) expanding the Company’s asset base in the existing core geographic areas; and (iii) acquiring or constructing properties in one or more new core areas.

There are uncertainties associated with our exploration and evaluation of alternatives available to reduce the costs burdens of being a publicly traded company.

On October 11, 2012, our board of directors formed a special committee consisting of, initially, John A. Raasch and Perin Greg deGeurin, two of its independent directors.  Subsequently, on February 19, 2013, Mr. William H. Bauch was appointed to the Company’s board of directors and to the special committee.

The special committee was formed to explore and evaluate alternatives available to reduce the cost burdens of being a publicly traded company, including whether to terminate its registration under the Securities Exchange Act of 1934, and to evaluate other alternatives, including conversion into a limited liability company or limited partnership, which would provide the Company with greater access to capital in order to meet its present and future business needs.  We currently have no agreements or commitments to engage in any specific strategic transactions, and we cannot assure you that our exploration of strategic alternatives will result in any specific action or transaction. We also cannot assure that any potential transaction or other strategic alternative, if identified, evaluated and consummated, will provide greater value to our stockholders than that reflected in the current stock price.

                 We have substantial debt which could adversely affect our financial health and make us more vulnerable to adverse economic conditions .

As of March 29, 2013, we had $1,702,674 of indebtedness outstanding under our term loan (in addition to an outstanding letter of credit obligation of $137,500) with Meridian.  This level of debt could have important consequences, such as (i) limiting our ability to obtain additional financing to fund our working capital, capital expenditures, asset retirement obligation, debt service requirements or potential growth or for other purposes; (ii) limiting our ability to use operating cash flow in other areas of our business or to pay distributions because we must dedicate a substantial portion of these funds to make payments on our debt; (iii) placing us at a competitive disadvantage compared to competitors with less debt; and (iv) increasing our vulnerability to adverse economic and industry conditions.

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Effective January 30, 2013, upon entering the Fifth Amendment to the Loan Agreement, the required mandatory principal payment under the term loan was reduced to $10,000, along with all accrued interest.

On or prior to the maturity date of June 30, 2013, we will be required to refinance this indebtedness.  As a result, we are and expect to be subject to the risks normally associated with debt financing including: that interest rates may rise; that our cash flow will be insufficient to make required payments of principal and interest; that we will be unable to refinance some or all of our debt; that any refinancing will not be on terms as favorable as those of the existing debt; that debt service obligations will reduce funds available to grow our business; that any default on our debt, due to noncompliance with financial covenants or otherwise, could result in acceleration of those obligations; and that we may be unable to refinance or repay the debt as it becomes due.  An increase in interest rates would reduce our net income and funds from operations.  We may not be able to refinance or repay debt as it becomes due which may force us to refinance or to incur additional indebtedness at higher rates and additional cost or, in the extreme case, to sell assets or seek protection from our creditors under applicable law.

We have a history of operating losses.

We have incurred significant losses.  Our net losses were $3,184,636 and $6,397,978 for the years ended December 31, 2012 and 2011, respectively.  In addition, we expect another decrease in operating margin from our gathering systems for the full year 2013, as compared to 2012, and a net loss for 2013.   There are many factors influencing our operations that are beyond our control that may cause future losses, including declining production rates from existing oil and gas wells connected to our systems, decreased producer investment near our existing pipeline systems and natural gas purchase costs relative to index prices.  There can be no assurance that we will achieve or sustain profitability in the future.  Future losses could have a material adverse affect on our ability to fund future operations, as well as our results of operations and financial conditions.

Our acquisition strategy and construction projects require access to new capital.  Tightened capital markets or more expensive capital would impair our ability to grow.

During 2012, we operated our business at a loss.  Even though we were able to generate positive cash flow from operations, we will likely require external financing sources, including new bank borrowings and the issuance of equity securities, to fund our acquisition and growth capital expenditures.  However, to the extent we are unable to continue to finance growth externally, it will significantly impair our ability to grow.  We may need new capital to finance these activities.  Limitations on our access to capital will impair our ability to execute this strategy.  We recently have funded most of these activities with bank borrowings and repaid such debt through subsequent cash flow from operations and the issuance of equity. An inability to access the capital markets, particularly the equity markets, will impair our ability to execute this strategy and have a detrimental impact on our credit profile.

Our debt instruments may limit our financial flexibility and impair our financial condition.

Our credit agreement with Meridian contains restrictive covenants that may prevent us from engaging in certain transactions that we deem beneficial and that may be beneficial to us.  In addition, the Meridian credit agreement generally requires us to comply with various affirmative and negative covenants, including the maintenance of certain financial ratios and restrictions on (i) incurring additional debt; (ii) entering into mergers, consolidations and sales of assets; (iii) granting liens; (iv) declaring or paying dividends or making other distributions; and (v) entering into sale-leaseback transactions.

The instruments governing any future debt may contain similar or more restrictive restrictions.  Our ability to respond to changes in business and economic conditions and to obtain additional financing, if needed, may be restricted.

We may not be able to successfully execute our business plan and may not be able to grow our business, which could adversely affect our operations, credit profile, and stock price.

Our ability to successfully operate our business, and to allow for growth, is subject to a number of risks and uncertainties.  Similarly, we may not be able to successfully expand our business through acquiring or growing our assets, because of various factors, including economic and competitive factors beyond our control.  If we are unable to grow our business, or execute on our business plan, our credit profile is likely to be impaired and the market price of our common stock is likely to decline.

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                Our ability to manage and grow our business effectively may be adversely affected if we lose key management or other key employees.

We depend on the continuing efforts of Frederick M. Pevow, Jr., our President, Chief Executive Officer and Director.  The departure of Mr. Pevow could have a significant negative effect on our business, operating results, financial condition and on our ability to compete effectively in the marketplace.  Our ability to hire, train and retain qualified personnel, including accounting, business operations, finance, and other key back-office personnel, will continue to be important and will become more challenging as we grow and if energy industry market conditions remain positive.  When general industry conditions are good, the competition for experienced operational and field technicians increases as other energy and manufacturing companies’ needs for the same personnel increases.  Our ability to grow and perhaps even to continue our current level of service to our current customers will be adversely impacted if we are unable to successfully hire, train and retain these important personnel.

                Because of the natural decline in production from existing wells, our success depends on our ability to obtain new supplies of natural gas, which involves factors beyond our control. Any decrease in supplies of natural gas in our areas of operation could adversely affect our business and operating results.

Our gathering pipeline systems are dependent on the level of production from natural gas wells that supply our systems from which production will naturally decline over time.  As a result, our cash flows associated with these wells will also decline over time.  In order to maintain or increase through-put volume levels on our gathering and transportation pipeline systems, we must continually obtain new supplies.  The primary factors affecting our ability to obtain new supplies of natural gas and attract new customers to our assets are: the level of successful drilling activity near our systems and our ability to compete with other gathering and processing companies for volumes from successful new wells.

The level of natural gas drilling activity is dependent on economic and business factors beyond our control.  The primary factor that impacts drilling decisions is natural gas prices.  A sustained decline in natural gas prices could result in a decrease in exploration and development activities in the fields served by our gathering and transportation pipeline systems, which would lead to reduced utilization of these assets.

Other factors that impact drilling and production decisions include producers’ capital budget limitations and the ability of producers to obtain necessary drilling and other governmental permits and regulatory changes.  For example, companion Senate and House bills to amend the Safe Drinking Water Act were introduced in Congress in June 2009.  The proposed legislation would require the disclosure of chemicals used by the oil and gas industry in the hydraulic fracturing process.  Hydraulic fracturing is utilized by wells drilled in the Barnett Shale served by our Hickory Creek Gathering System.

The EPA is performing a study of the environmental impact of hydraulic fracturing, a process used by the U.S. oil and gas industry that involves the injection of water, sand and chemicals under pressure into rock formations to stimulate natural gas  and oil production in economic quantities.  Specifically, the EPA is reviewing the impact of hydraulic fracturing fluids, wastewater and stormwater on drinking water resources through the use of scenario evaluation, laboratory and case studies, and an analysis of existing data.  The results of this study, which is still ongoing, could result in additional regulations, which could lead to operational burdens similar to those described above. EPA also recently asserted regulatory authority over hydraulic fracturing involving diesel additives under the SDWA’s Underground Injection Control Program and is developing guidance for how permitting authorities should handle such activities. In addition, on October 21, 2011, EPA announced its intention to propose regulations by 2014 under the federal Clean Water Act to regulate wastewater discharges from hydraulic fracturing and other natural gas production.

Certain environmental and other groups have suggested that additional federal, state and local laws and regulations may be needed to more closely regulate the hydraulic fracturing process, and the U.S. Senate and House of Representatives have considered bills to repeal the current exclusion of certain hydraulic fracturing from the definition of “underground injection” in the Safe Drinking Water Act, created through passage of the federal Energy Policy Act of 2005,.  Many states have adopted regulations that require operators to disclose the chemical constituents in hydraulic fracturing fluids, including Texas, and most of them allow such disclosure through use of the FracFocus web site, which is operated jointly by the Interstate Oil & Gas Compact Commission and the Ground Water Protection Council.  The United States Department of the Interior has also announced its intention to propose a new rule regulating hydraulic fracturing activities on federal lands, including requirements for disclosure, well bore integrity and handling of flowback water. We cannot predict whether any additional federal, state or local laws or regulations will be enacted regarding hydraulic fracturing, and, if so, what actions any such laws or regulations would require or prohibit.  The adoption of any future federal or state laws or implementing

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regulations imposing additional reporting obligations on, or otherwise limiting, the hydraulic fracturing process could result in a decrease in our customers’ exploration and production activities, resulting in lower volumes of natural gas production, which could result in a decline in the demand for our services.

As another example, following the well blowout and resulting oil spill in the Spring and Summer of 2010 at the BP Macondo Field offshore in the Gulf of Mexico, the U.S. government suspended the issuance of new drilling permits in the deepwater Gulf of Mexico.  In addition, drilling permits in shallower waters on the Continental Shelf in Federal Waters of the Gulf of Mexico now must comply with Notice to Lessees and Operators (“NTL”) 2010-NO5 and the NTL 2010-NO6 issued by the former Minerals Management Service, among other new federal regulations affecting offshore drilling.  We own and operate natural gas gathering systems located in federal waters of the Gulf of Mexico.  The adoption of any future federal or state laws or implementing regulations imposing reporting obligations on, or otherwise limiting, offshore drilling could result in a decrease in our customers’ exploration and production activities, resulting in lower volumes of natural gas production, which could result in a decline in the demand for our services.  See Item 1, Business – Water for more information.

Because of these and other factors, even if additional natural gas reserves exist in areas served by our assets, producers may choose not to develop those reserves.  If we were not able to obtain new supplies of natural gas to replace the natural decline in volumes from existing wells due to reductions in drilling activity or competition, through-put volumes on our pipelines and the utilization rates of our processing facilities would decline, which could have a material adverse effect on our business, results of operations and financial condition.

                Many of our customers’ drilling activity levels and spending for transportation on our pipeline system may be impacted by the current deterioration in natural gas prices and the credit markets.

Many of our customers finance their drilling activities through cash flow from operations, the incurrence of debt or the issuance of equity.  Recently, there has been a significant decline in the credit markets and the availability of credit.  Any combination of a reduction of cash flow resulting from declines in natural gas prices, a reduction in borrowing bases under reserve-based credit facilities and the lack of availability of debt or equity financing may result in a significant reduction in our customers’ spending for natural gas drilling activity, which could result in lower volumes being transported on our pipeline system.  A significant reduction in drilling activity could have a material adverse effect on our operations.

                In accordance with industry practice, we do not obtain independent evaluations of natural gas reserves dedicated to our gathering systems.  Accordingly, volumes of natural gas gathered on our gathering systems in the future could be less than we anticipate, which could adversely affect our business and operating results.

We do not obtain independent evaluations of natural gas reserves connected to our gathering systems due to the unwillingness of producers to provide reserve information as well as the cost of such evaluations.  Accordingly, we do not have estimates of total reserves dedicated to our systems or the anticipated lives of such reserves.  If the total reserves or estimated lives of the reserves connected to our gathering systems are less than we anticipate and we are unable to secure additional sources of natural gas, then the volumes of natural gas gathered on our gathering systems in the future could be less than we anticipate.  A decline in the volumes of natural gas gathered on our gathering systems could have an adverse effect on our business, results of operations and financial condition.

                If we fail to balance our purchases of natural gas our exposure to commodity price risk will increase.

We may not be successful in balancing our purchases of natural gas.  For example, even though we attempt to purchase and sell natural gas according to back-to-back contracts based on monthly index prices, we are still subject to intra-month increases and decreases in the price of natural gas if the amount of natural gas actually used by our customers in any given month differs materially from the amounts purchased by us at the beginning of the month.  In addition, upstream pipelines could fail to deliver promised volumes to us or deliver in excess of contracted volumes or a purchaser could purchase less than contracted volumes.  Any of these actions could cause an imbalance between our purchases and sales.  If our purchases and sales are not balanced, we will face increased exposure to commodity price risks and could have increased volatility in our operating income and working capital.

                We may be burdened with significant pipeline abandonment liabilities.

Federal and state laws mandate certain rules and regulations related to the abandonment of pipelines and related facilities once the pipelines have ceased operations.  Certain of our agreements with producers offshore in the Gulf of Mexico and in state waters in Texas require us to incur all or part of the abandonment costs once production ceases from their leases.

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Additionally, as noted above, NTL 2010-G05, the “Idle Iron Guidance,” establishes well abandonment and decommissioning requirements that are no longer tied to lease expiration.  The maturity and production decline of Gulf of Mexico oil and gas fields continues to cause an increase in the number of wells to be plugged and abandoned and platforms and pipelines to be decommissioned in accordance with such guidance.  The timing and costs of abandonment of offshore pipelines can vary widely based on certain factors outside of our control, including the amount of reserves dedicated to our pipelines, weather, the availability and costs incurred for transportation and diving and support operations.

                We depend on certain key customers for a significant portion of our revenue and operating profit. The loss of, or reduction in, any of these key customers could adversely affect our business and operating results.

We rely on a limited number of customers for a significant portion of our sales volumes and sales revenue on our natural gas distribution pipelines.  These contracts have terms that range from an annual basis to multiple years.  As these contracts expire we will have to negotiate extension or renewals or replace the contracts on equally favorable terms with those of other customers, possibly requiring substantial capital expenditures to do so.  The loss of either of our contracts with Dart Container Corporation or Owens Corning when they expire could have a material adverse effect on our business, results of operations and financial condition, and possibly result in the need to abandon the associated pipelines.  The closure of or reduction of production in any of any of the industrial plants, including those owned by Hydro Aluminum, served by our natural gas distribution pipelines, for economic or other reasons, would have a similar negative impact.

                To the extent that we intend to grow internally through construction of new, or modification of existing, facilities, we may not be able to manage that growth effectively, which could decrease our cash flow and adversely affect our results of operations.

A principal focus of our strategy is to continue to grow by expanding our business both internally and through acquisitions.  Our ability to grow internally will depend on a number of factors, some of which will be beyond our control.  In general, the construction of additions or modifications to our existing systems, and the construction of new midstream assets involve numerous regulatory, environmental, political and legal uncertainties beyond our control.  In addition, we may not be able to finance construction or modifications on satisfactory terms.  Any project that we undertake may not be completed on schedule, at budgeted cost or at all.  Construction may occur over an extended period, and we are not likely to receive a material increase in revenues related to such project until it is completed.  Moreover, our revenue may not increase immediately upon the completion of construction because the anticipated growth in gas production that the project was intended to capture does not materialize, our estimates of the growth in production prove inaccurate or for other reasons.  In addition, our ability to undertake to grow in this fashion will depend on our ability to hire, train, and retain qualified personnel to manage and operate these facilities when completed.

                A change in the level of regulation or the jurisdictional characterization of some of our assets or business activities by federal, state or local regulatory agencies could affect our operations and revenues.

Our gathering, transmission and distribution activities are intrastate in nature and generally exempt from regulation by the Federal Energy Regulatory Commission (“FERC”) under the Natural Gas Act, the Natural Gas Policy Act of 1978 and other rules and regulations promulgated by FERC, but FERC regulation still affects our business and the markets for products derived from our business.

With the passage of the Energy Policy Act of 2005 (“EPACT 2005”), FERC has expanded its oversight of natural gas purchasers, natural gas sellers, gatherers, intrastate pipelines and shippers on FERC regulated pipelines by imposing new market monitoring and market transparency rules and rules prohibiting manipulative behavior.  In addition, EPACT 2005 substantially increased FERC’s penalty authority.  In recent years, FERC has adopted new rules requiring increased reporting by purchasers and sellers of natural gas, intrastate pipelines and gathering systems of certain information, and in 2009, FERC issued a notice of proposed rulemaking seeking comments on proposed increased transactional reporting requirements for intrastate pipelines.  We cannot predict the outcome of the rulemaking proceeding or how FERC will approach future matters such as pipeline rates and rules and policies that may affect purchases or sales of natural gas or rights of access to natural gas transportation capacity.

In addition, the distinction between FERC-regulated interstate transmission service, on one hand, and intrastate transmission or federally unregulated gathering services, on the other hand, is the subject of regular litigation at FERC, in the courts and of policy discussions at FERC.  In such circumstances, the classification and regulation of some of our gathering or our intrastate transportation pipelines may be subject to change based on future determinations by FERC, the courts or Congress.  Such a change could result in increased regulation by FERC, which could adversely affect our business.  Even without regulation by FERC, our operations may still be subject to regulation by various state agencies.  The applicable

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statutes and regulations generally require that our rates and terms and conditions of service provide no more than a fair return on the aggregate value of the facilities used to render such services.

Other state and local regulations also affect our business.  Our gathering pipelines are subject to ratable take and common purchaser statutes in states in which we operate.  Ratable take statutes generally require gatherers to take, without undue discrimination, oil or natural gas production that may be tendered to the gatherer for handling.  Similarly, common purchaser statutes generally require gatherers to purchase without undue discrimination as to source of supply or producer.  These statutes restrict our right as an owner of gathering facilities to decide with whom we contract to purchase or transport natural gas.  Federal law leaves any economic regulation of natural gas gathering to the states.  The states in which we operate have adopted complaint-based regulation of natural gas gathering activities, which allows natural gas producers and shippers to file complaints with state regulators in an effort to resolve grievances relating to natural gas gathering access and rate discrimination.

Any new laws, rules, regulations or orders could result in additional compliance costs and/or requirements, which could adversely affect our business.  If we fail to comply with any new or existing laws, rules, regulations, laws or orders, we could be subject to administrative, civil and/or criminal penalties, or both, as well as increased operational requirements or prohibitions.

                We may be unable to integrate successfully the operations of future acquisitions with our operations, and we may not realize all the anticipated benefits of the past and any future acquisitions.

Integration of acquisitions with our business and operations is a complex, time consuming and costly process.  Failure to integrate acquisitions successfully with our business and operations in a timely manner may have a material adverse effect on our business, financial condition and results of operations.  We cannot assure you that we will achieve the desired profitability from past or future acquisitions.  In addition, failure to assimilate future acquisitions successfully could adversely affect our financial condition and results of operations.  Our acquisitions involve numerous risks, including:

•          operating a significantly larger combined organization and adding operations ;

•          difficulties in the assimilation of the assets and operations of the acquired businesses, especially if the assets acquired are in a new business segment or geographic area;

•          the risk that natural gas reserves expected to support the acquired assets may not be of the anticipated magnitude or may not be developed as anticipated;

•          the loss of significant producers or markets or key employees from the acquired businesses;

•          the diversion of managements attention from other business concerns ;

•          the failure to realize expected profitability, growth or synergies and cost savings;

•          the risk that customers or plants served by the pipelines that we acquire will not be satisfied with the change in ownership of the pipeline serving their facility;

•          properly assessing and managing environmental compliance ;

•          coordinating geographically disparate organizations, systems, and facilities ;

•          the assumption of unknown liabilities for which we may not be indemnified by the seller or for which our indemnity may be inadequate;

•          the decrease in our liquidity as a result of our using a significant portion of our available cash or borrowing capacity; and

•          coordinating or consolidating corporate and administrative functions.

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Further, unexpected costs and challenges may arise whenever businesses with different operations or management are combined, and we may experience unanticipated delays in realizing the benefits of an acquisition.  If we consummate any future acquisition, our capitalization and results of operation may change significantly, and you may not have the opportunity to evaluate the economic, financial and other relevant information that we will consider in evaluating future acquisitions.

                Our industry is highly competitive, and increased competitive pressure could adversely affect our business and operating results.

We compete with similar enterprises in each of our areas of operations.  Some of our competitors are large oil, natural gas, gathering and processing, natural gas pipeline companies and natural gas utilities that have greater financial resources and access to supplies of natural gas than we do.  Competitors may establish new connections with pipeline systems that would create additional competition for services that we provide to our customers.  Our ability to renew or replace existing contracts with our customers at rates sufficient to maintain current revenues and cash flows could be adversely affected by the activities of our competitors.

                Any reduction in the capacity of, or the allocations to, our shippers in interconnecting, third-party pipelines could cause a reduction of volumes transported in our pipelines, which would adversely affect our revenues and cash flow.

Users of our pipelines are dependent upon connections to and from third-party pipelines to receive and deliver natural gas.  Any reduction in the capacities of these interconnecting pipelines due to testing, line repair, reduced operating pressures or other causes could result in reduced volumes being transported in our pipelines.  Similarly, if additional shippers begin transporting volumes of natural gas over interconnecting pipelines, the allocations to existing shippers in these pipelines could be reduced, which could also reduce volumes transported in our pipelines.  Any reduction in volumes transported in our pipelines would adversely affect our revenue and cash flow.

                We are exposed to the credit risks of our key customers, and any material nonpayment or nonperformance by our key customers could adversely affect our cash flow and results of operations.

We are subject to risks of loss resulting from nonpayment or nonperformance by our customers.  Many of our customers finance their activities through cash flow from operations, the incurrence of debt or the issuance of equity.  The combination of reduction of cash flow resulting from declines in commodity prices, a reduction in borrowing bases under reserve based credit facilities (resulting from a decline in commodity prices) and the lack of availability of debt or equity financing may result in a significant reduction in our customers’ liquidity and ability to make payment or perform on their obligations to us.  Furthermore, some of our customers may be highly leveraged and subject to their own operating and regulatory risks, which increases the risk that they may default on their obligations to us.

                 Energy commodity transportation activities involve numerous risks, some of which may not be fully covered by insurance, that may result in accidents or otherwise adversely affect our operations and financial condition.

There are a variety of hazards and operating risks inherent to natural gas transmission activities — such as leaks, explosions and mechanical problems — that could result in substantial financial losses.  In addition, these risks could result in serious injury and loss of human life, significant damage to property and natural resources, environmental pollution and impairment of operations, any of which also could result in substantial financial losses.  For pipeline and storage assets located near populated areas, including residential areas, commercial business centers, industrial sites and other public gathering areas, the level of damage resulting from these risks could be greater.  Incidents that cause an interruption of service, such as when unrelated third party’s construction damages a pipeline or a newly completed expansion experiences a weld failure, may negatively impact our revenues and earnings while the affected asset is temporarily out of service.  In addition, a natural disaster such as a hurricane or other hazard affecting the areas in which we operate could have a material adverse effect on our operations.  We are also not insured against all below ground property damage and business interruptions that might occur.  Our business operations in federal and state waters of the Gulf of Mexico experienced significant damage as the result of Hurricane Ike in 2008 and there is no assurance that another significant hurricane might not cause even more damage.  If losses in excess of our insurance coverage were to occur, they could have a material adverse effect on our business, financial condition and results of operations.

Increased regulatory requirements relating to the integrity of our pipelines and other assets will require us to spend additional money to comply with these requirements.

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We are subject to extensive laws and regulations related to asset integrity.  The U.S. Department of Transportation (“DOT”), for example, regulates pipelines in the areas of testing, education, training and communication.  The U.S. DOT issued final rules (effective February 2004 with respect to natural gas pipelines) requiring pipeline operators to develop integrity management programs to comprehensively evaluate their pipelines and take measures to protect pipeline segments located in what the rules refer to as “high consequence areas.”  The ultimate costs of compliance with the integrity management rules are difficult to predict.  The majority of the costs to comply with the rules are associated with asset integrity testing and the repairs found to be necessary.  Changes such as advances of inspection tools, identification of additional threats to integrity and changes to the amount of pipeline determined to be located in “high consequence areas” can have a significant impact on the costs to perform integrity testing and repairs.  We plan to continue our integrity testing programs to assess and maintain the integrity of our existing and future assets as required by the U.S. DOT rules.  The results of these tests could cause us to incur significant and unanticipated capital and operating expenditures for repairs or upgrades deemed necessary to ensure the continued safe and reliable operation of our assets.

Further, additional laws and regulations that may be enacted in the future or a new interpretation of existing laws and regulations could significantly increase the amount of these expenditures.  Federal pipeline enforcement has also seen increased coordination between the EPA and the Pipeline and Hazardous Materials Safety Administration (PHMSA), possibly in response to more recent pipeline spills and failures on the North Slope in Alaska, in San Bruno, California, and into the Yellowstone River, to name a few.  In response to legislative mandates, PHMSA has been engaged for the past several years in waves of rule-making to address the safety of oil and gas pipelines.  Some of these new rules are in effect. Several proposed rules are pending finalization.  There can be no assurance as to the amount or timing of future expenditures for asset integrity regulation, and actual future expenditures may be different from the amounts we currently anticipate.  Revised or additional regulations that result in increased compliance costs or additional operating restrictions, particularly if those costs are not deemed by regulators to be fully recoverable from our customers, could have a material adverse effect on our business, financial position, results of operations and prospects.

                Failure of the gas that we ship on our pipelines to meet the specifications of interconnecting interstate pipelines could result in curtailments by the interstate pipelines.

The markets to which the shippers on our pipelines ship natural gas include interstate pipelines.  These interstate pipelines establish specifications for the natural gas that they are willing to accept, which include requirements such as hydrocarbon dewpoint, temperature, and foreign content including water, sulfur, carbon dioxide and hydrogen sulfide.  These specifications vary by interstate pipeline.  If the total mix of natural gas shipped by the shippers on our pipeline fails to meet the specifications of a particular interstate pipeline, it may refuse to accept all or a part of the natural gas scheduled for delivery to it.  In those circumstances, we may be required to find alternative markets for that gas or to shut-in the producers of the non-conforming gas, potentially reducing our through-put volumes or revenues.

                We do not own all of the land on which our pipelines and facilities have been constructed, and we are therefore subject to the possibility of increased costs or the inability to retain necessary land use.

We obtain the rights to construct and operate our pipelines on land owned by third parties and governmental agencies for specified periods of time.  Many of these rights-of-way are perpetual in duration; others have terms ranging from five to ten years.  Many are subject to rights of reversion in the case of non-utilization for periods ranging from one to three years.  Our loss of these rights, through our inability to renew right-of-way contracts or otherwise, could have a material adverse effect on our business, results of operations and financial condition.

In addition, the construction of additions to our existing gathering, transmission and distribution assets may require us to obtain new rights-of-way prior to constructing new pipelines.  We may be unable to obtain such rights-of-way to connect new natural gas supplies to our existing gathering lines or to capitalize on other attractive expansion opportunities.  If the cost of obtaining new rights-of-way increases, our cash flows and growth opportunities could be adversely affected.

                We may incur significant costs and liabilities in the future resulting from a failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment.

Our operations are subject to stringent and complex federal, state and local environmental laws and regulations governing, among other things, air emissions, wastewater discharges; the use, management and disposal of hazardous and nonhazardous materials and wastes, and the cleanup of contamination.  Noncompliance with such laws and regulations, or incidents resulting in environmental releases, could cause us to incur substantial costs, penalties, fines and other sanctions, including criminal liability, third party claims for personal injury or property damage, require investments to retrofit or

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upgrade our facilities and programs, or cause the curtailment of operations.  Certain environmental statutes, including the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA or Superfund) and comparable state laws, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed or otherwise released.

There is inherent risk of the incurrence of environmental costs and liabilities in our business due to the necessity of handling natural gas, air emissions, leaks and spills related to our operations, and historical industry operations and waste disposal practices.  For example, an accidental release from one of our pipelines or processing facilities could subject us to substantial liabilities arising from environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase our compliance costs and the cost of any remediation that may become necessary.  Although we maintain general liability and pollution liability insurance, these policies are subject to exceptions and coverage limits.  We maintain limited environmental liability insurance covering named locations and environmental risks associated with contract services for producing properties.  We could be materially and adversely affected by an enforcement proceeding or a claim that is not covered or is only partially covered by insurance.

Because our business depends on the level of activity in the oil and natural gas industry, existing or future laws, regulations, treaties, or international agreements that impose additional restrictions on the industry affect our business.  Regulators are becoming more focused on air emissions from oil and gas operations including volatile organic compounds, hazardous air pollutants, and greenhouse gases.  We cannot be certain that identification of presently unidentified conditions, more vigorous enforcement by regulatory agencies, enactment of more stringent laws and regulations, or other unanticipated events will not arise in the future and give rise to material environmental liabilities that could have a material adverse effect on our business, financial condition or results of operations.

We are subject to risks associated with climate change.

There is a growing body of scientific opinion that human-caused emissions of greenhouse gases (GHGs) may be linked to climate change.  Climate change and the costs that may be associated with its impacts and the regulation of GHGs have the potential to affect our business in many ways.  The focus on GHGs and climate change, including incentives to conserve energy or use alternative energy sources, could have a negative impact on our business if existing or future laws, regulations, treaties, or international agreements reduce the worldwide demand for oil and natural gas or otherwise result in reduced economic activity generally.  In addition, such laws, regulations, treaties, or international agreements could result in increased compliance costs, capital spending requirements, or additional operating restrictions, which may have a negative impact on our business.

 In addition to potential impacts on our business directly or indirectly resulting from climate change legislation or regulations, our business also could be negatively affected by climate change-related physical changes or changes in weather patterns, all of which can create financial risks.

Our common stock may be affected by limited trading volume and may fluctuate significantly.

Currently our common stock is quoted on the OTC Bulletin Board and the trading volume developed to date is limited by the fact that many major institutional investment funds and mutual funds, as well as many individual investors, follow a policy of not investing in OTC Bulletin Board stocks and, moreover, certain major brokerage firms restrict their brokers from recommending OTC Bulletin Board stocks because they are considered speculative, volatile and thinly traded.  The OTC Bulletin Board is an inter-dealer market and is much less regulated than the major stock exchanges, and trading in our common stock is potentially subject to abuses, volatilities and shorting.

In addition, there has been a limited public market for our common stock, and an active trading market for our common stock may not develop.  This could reduce our stockholders’ ability to sell our common stock in short time periods, or possibly at all.  Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations which could reduce the market price of our common stock without regard to our operating performance.  In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially.

We are authorized to issue “blank check” preferred stock, which can be issued without stockholder approval and may adversely affect the rights of holders of our common stock.

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We are authorized to issue 10,000 shares of preferred stock.  Our board of directors is authorized under our restated certificate of incorporation, as amended, to provide for the issuance of shares of preferred stock by resolution, and upon filing a certificate of designations under Delaware law, to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof, without any further vote or action by the stockholders.  Any shares of preferred stock so issued are likely to have priority over our common stock with respect to dividend and/or liquidation rights.  In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method of discouraging, delaying or preventing a change in control, which could have the effect of discouraging bids for us and thereby prevent stockholders from receiving the maximum value for their shares.  No preferred shares are issued and outstanding as of March 29, 2013.

Delaware law may inhibit a takeover of us that our stockholders may consider favorable.

Provisions of Delaware law, such as its business combination statute, may have the effect of delaying, deferring or preventing a change in control of us, even if such a transaction would have significant benefits to our stockholders.  As a result, these provisions could limit the price some investors might be willing to pay in the future for shares of our common stock.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

This item is not applicable for smaller reporting companies such as Gateway.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

See index to Consolidated Financial Statements beginning on page F-1 of this Annual Report on Form 10-K.

ITEM 9.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

None

  ITEM 9A.  CONTROLS AND PROCEDURES.

Disclosure Controls and Procedures

Based on their evaluation as of the end of the period covered by this Annual Report on Form 10-K, Gateway’s principal executive officer and principal financial officer concluded that the Company’s disclosure controls and procedures as defined in Rule 13a-15(e) and 15d-15(e)  under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) were effective for the year ended December 31, 2012 such that the information relating to Gateway required to be disclosed in reports that it files or submits under the Exchange Act (1) was recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms, and (2) was accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Management’s Report on Internal Control over Financial Reporting

                Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act. Our internal control system is designed to provide reasonable assurance to our management and board of directors regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that:

•          Pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;

•          Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

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•          Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2012.  In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control - Integrated Framework.  Based on management's assessment and those criteria, management initially concluded internal controls over financial reporting were effective as of December 31, 2012.

However, during 2012, we determined we erred in not reflecting a required valuation allowance against our deferred tax asset, which was established in the third quarter of 2012, as of December 31, 2011.  Because of this accounting error, our management has determined that as of December 31, 2011, there was a material weakness in our internal controls over financial reporting as a result of our inability to properly record the valuation allowance with respect to our then reported deferred tax asset.  Because of this error, our President and Chief Executive Officer (our Principal Executive Officer and Principal Financial Officer) have subsequently concluded that our internal control over financial reporting was not effective as of December 31, 2011.  In order to prevent this specific error from occurring in the future, we have implemented the following initiatives: (1) conduct thorough research on accounting rules on special transactions such as the valuation allowances with respect to deferred tax assets and (2) implement a qualitative review analysis of special transactions by the audit committee of our board of directors.

We have discussed this material weakness and our planned remediation steps with the audit committee of our board of directors and believe that such procedures, once fully implemented, will prospectively mitigate this material weakness.

This annual report does not include an attestation report of the Company's independent registered public accounting firm regarding internal control over financial reporting.  Management's report was not subject to attestation by the Company’s registered public accounting firm pursuant to the permanent exemption by the Securities and Exchange Commission that permits the Company to provide only management's report in this annual report.

Changes in Internal Control over Financial Reporting

There was no change in our internal controls over financial reporting during the quarter ending December 31, 2012, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

ITEM 9B.  OTHER INFORMATION.

None

PART III

ITEM 10.   DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.

 Incorporated by reference to the Gateway Energy Corporation Proxy Statement for the 2013 Annual Meeting of Stockholders, under the captions “ELECTION OF DIRECTORS,” “EXECUTIVE OFFICERS OF THE COMPANY” “GOVERNANCE OF THE COMPANY” and “SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE”.

ITEM 11.   EXECUTIVE COMPENSATION.

Incorporated by reference to the Gateway Energy Corporation Proxy Statement for the 2013 Annual Meeting of Stockholders, under the caption “EXECUTIVE COMPENSATION.”

ITEM 12.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED STOCKHOLDER MATTERS.

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Incorporated by reference to the Gateway Energy Corporation Proxy Statement for the 2013 Annual Meeting of Stockholders, under the captions “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”.

Securities Authorized for Issuance Under Equity Compensation Plans

            The following information is presented as of December 31, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column
Equity compensation plans approved by security holders	642,249	$ 0.28	-

ITEM 13.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE.

Incorporated by reference to the Gateway Energy Corporation Proxy Statement for the 2013 Annual Meeting of Stockholders, under the caption “CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS” and “GOVERNANCE OF THE COMPANY”.

ITEM 14.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Incorporated by reference to the Gateway Energy Corporation Proxy Statement for the 2013 Annual Meeting of Stockholders, under the caption “INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.”

PART IV

ITEM 15.   EXHIBITS, FINANCIAL STATEMENT SCHEDULES.

(a)	EXHIBITS See index to Consolidated Financial Statements beginning on page F-1 to this Annual Report on Form 10-K.

     The following Exhibits are filed herewith or incorporated herein by reference.

 Exhibit                                           Description of Document

3.1 Restated Certificate of Incorporation dated May 26, 1999, incorporated by reference to Form 10-KSB for the year ended February 28, 1999.
3.2 Amendment to Restated Certificate of Incorporation dated August 16, 2001, incorporated by reference to Form 10-KSB for the year ended December 31, 2001.

3.3 Bylaws, as amended March 24, 2010, incorporated by reference to Form 8-K filed on March 26, 2010.
3.4 Amendment to Restated Certificate of Incorporation dated June 1, 2011, incorporated by reference to Exhibit 3.1 to Form 8-K filed on June 1, 2011.
4.1 Form of the Common Stock Certificate, incorporated by reference to Form 10-KSB for the year ended February 28, 1999.

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4.2          Rights Agreement dated as of February 26, 2010, between Gateway Energy Corporation and American Stock Transfer and Trust Company, LLC, as Rights Agent, which includes as Exhibit A, the Summary of Rights to Purchase Preferred Stock,

               corporated by reference to Form 8-K filed on March 1, 2010.

4.3          Amendment No. 1 to the Rights Agreement dated May 10, 2010, between Gateway Energy Corporation and American Stock Transfer and Trust Company, LLC, as Rights Agent, which includes as Exhibit 4.1, the amendment to section 7(a), incorporated by reference to Form 8-K filed on May 11, 2010.

10.1 1994 Incentive and Non-Qualified Stock Option Plan; incorporated by reference to Exhibit 10(a) to Form 10-KSB for the year ended February 28, 1997.

10.2 1998 Stock Option Plan, incorporated by reference to Form 10-KSB for the year ended February 28, 1999.
10.3 1998 Outside Directors’ Stock Option Plan, incorporated by reference to Form 10-KSB for the year ended February 28, 1999.

10.4 Employment Agreement dated August 22, 2006 with Robert Panico, incorporated by reference to Form 8-K filed on August 25, 2006.
10.5 Employment Agreement dated August 22, 2006 with Christopher Rasmussen, incorporated by reference to Form 8-K filed on August 25, 2006.

10.6 Form of Indemnification Agreement, incorporated by reference to Form 8-K filed on August 25, 2006.

10.7        Purchase Agreement dated July 26, 2005 between Gateway Pipeline Company and Madisonville Gas Processors, LP for the sale of certain Madisonville pipeline facility assets, incorporated by reference to Form 10-KSB for the year ended

               December 31, 2005.

10.8       Purchase Agreement dated December 22, 2006 between Gateway Processing Company and HNNG Development, LLC for the sale of that certain First Amended and Restated Agreement to Develop Natural Gas Treatment Projects Using

              Mehra Gas Treating Units, dated January 1, 2004, as amended January 1, 2005, by and between Advanced Extraction, incorporated by reference to Form 8-K filed on December 12, 2006.

10.9 2007 Equity Incentive Plan, incorporated by reference to Form 10-KSB for the year ended December 31, 2007.

10.10      Member Interest Purchase Agreement dated April 13, 2007 between Gateway Energy Corporation and Navitas Assets, L.L.C. for the sale of Fort Cobb Fuel Authority, L.L.C., incorporated by reference to Form 8-K filed on April 16, 2007.

10.11           Purchase Agreement dated September 6, 2007 between Gateway Offshore Pipeline Company and Gulfshore Midstream Pipelines, Ltd. for the sale of certain pipeline facility assets, incorporated by reference to Form 8-K filed on September 7, 2007.

10.12           Member Interest Purchase Agreement dated July 3, 2008 between Gateway Processing Company and Allen Drilling Acquisition Company for the purchase of a one-third interest in Gateway-ADAC Pipeline, L.L.C., incorporated by reference to

                    Form 8-K filed on July 3, 2008.

10.13          Assignment of Member Interest Agreement dated December 22, 2008 between Gateway Energy Corporation and Constellation Energy Commodities Group, Inc. for the  purchaseof a net profits interest in certain leases and wells in the Madisonville Field, incorporated by reference to Form 8-K filed on December 22, 2008.

10.14          Purchase Agreement dated July 6, 2009 between Gateway Offshore Pipeline Company and Impact E&P for the sale of the Shipwreck gathering system and related Crystal Beach terminal, and purchase agreement dated July 6, 2009 between

                   Gateway Offshore Pipeline Company and Emerald for the sale of the Pirates Beach gathering system, incorporated by reference to Form 8-K filed on July 6, 2009.

10.15          Loan Agreement, dated December 7, 2009, among Gateway Energy Corporation, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Processing Company, Gateway Energy Marketing Company and Meridian Bank,

                   incorporated by reference to Form 8-K filed on December 10, 2009.

10.16          Purchase and Sale Agreement, dated January 7, 2010, by and among Gateway Pipeline Company, Hickory Creek Gathering, L.P., and Range Operating Texas, LLC., incorporated by reference to Form 8-K filed on January 11, 2010.

10.17 Agreement and Mutual Release, dated June 1, 2010, between Gateway Energy Corporation, GEC Holding, LLC, and Frederick M. Pevow, Jr., incorporated by reference to Form 8-K filed on June 2, 2010.

10.18          Purchase and Sale Agreement, dated September 22, 2010, by and among Gateway Pipeline U.S.A Corporation and Laser Pipeline Company L.P., incorporated by reference to Form 8-K filed on September 28, 2010.

3271072v10

10.19          Fourth Amendment to Loan Agreement, dated February 29, 2012, among Gateway Energy Corporation,

                   Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Processing Company,

                   Gateway Energy Marketing Company, Gateway Pipeline USA Corporation, Gateway Commerce LLC

                   and Meridian Bank Texas, incorporated by reference to Form 8-K filed on March 6, 2012.

10.20 Asset Sales Agreement between Gateway Pipeline USA Corporation and GEC Holding, LLC dated December 12, 2012., incorporated by reference to Form 8-K filed on December 13, 2012

10.21          Fifth Amendment to Loan Agreement, dated January 30, 2013, among Gateway Energy Corporation, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Processing Company,

                   Gateway Energy Marketing Company, Gateway Pipeline USA Corporation, Gateway Commerce LLC, Gateway Delmar LLC and Meridian Bank Texas, incorporated by reference to Form 8-K filed on February 13, 2013.

10.22 Amendment to Term Promissory Note, dated January 30, 2013, between Gateway Energy Corporation and Meridian Bank Texas, incorporated by reference to Form 8-K filed on February 13, 2013.
10.23 Paydown Letter, dated January 30, 2013, between Gateway Energy Corporation and Meridian Bank Texas, incorporated by reference to Form 8-K filed on February 13, 2013.
10.24 Common Stock Subscription Agreement, dated February 7, 2013, between Gateway Energy Corporation and GreyCap Energy LLC, incorporated by reference to Form 8-K filed on February 13, 2013
21.1* Subsidiaries of the Registrant

31.1*         Certification pursuant to Rule 13a-14 and 15d-14 under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer, Principal Financial Officer and Principal

                  Accounting Officer

32.1*        Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

101** Interactive Data Files pursuant to Rule 405 of Regulation S-T
101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE

101.INS XBRL Instance Document

101.SCH XBRL Taxonomy Extension Schema Document

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL Taxonomy Extension Definition Linkbase Document

101.LAB XBRL Taxonomy Extension Label Linkbase Document

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document

3271072v10

  *    Filed herewith

**   Furnished herewith. Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of any registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATEWAY ENERGY CORPORATION

(Registrant)

By:         /s/Frederick M. Pevow, Jr  .

                                                                                 President & Chief Executive Officer, Secretary and Treasurer

Date:    April 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date

/s/ William H. Bauch	Director	April 8, 2013
William H. Bauch

/s/ Perin Greg deGeurin	Director	April 8,2013
Perin Greg deGeurin

/s/ David F. Huff	Director	April 8, 2013
David F. Huff

/s/ John O. Niemann, Jr.	Director	April 8,2013
John O. Niemann, Jr.

/s/ John A. Raasch	Director	April 8, 2013
John A. Raasch

/s/ Frederick M. Pevow, Jr. Frederick M. Pevow Jr.	President, Chief Executive Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	April 8, 2013

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GATEWAY ENERGY CORPORATION

All financial schedules have been omitted as required information is either not applicable or has been included in the financial statements or notes to the financial statements.

F-1

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Gateway Energy Corporation

We have audited the accompanying consolidated balance sheets of Gateway Energy Corporation and Subsidiaries (the “Company”) as of December 31, 2012 and 2011 and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the years in the two year period ended December 31, 2012.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Gateway Energy Corporation and Subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the years in the two year period ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3, the Company restated its previously issued consolidated financial statements for 2011 to correct a misstatement and recorded a valuation allowance against its deferred tax asset.

As discussed in Notes 1, 7 and 12, the Company's current credit facility is due June 30, 2013.  While the Company is engaged with its lender to extend its current credit facility, there is no guarantee that these discussions will produce an amendment satisfactory to all parties, in which case the Company will be required to raise cash through other means, such as assets sales or equity financing.

/s/ Pannell Kerr Forster of Texas, P.C.

Houston, Texas

April 8, 2013

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,
	2012	2011
		Restate d
ASSETS

Current Assets
Cash and cash equivalents	$33,631	$554,054
Accounts receivable trade	643,524	593,449
Prepaid expenses and other assets	137,085	139,651
Current assets of discontinued operations	64,698	39,565
Total current assets	878,938	1,326,719

Property and Equipment, at cost
Gas distribution, transmission and gathering	14,066,836	13,176,342
Office furniture and other equipment	174,254	163,422
	14,241,090	13,339,764
Less accumulated depreciation and amortization	(10,571,643)	(8,746,494)
	3,669,447	4,593,270

Other Assets
Intangible assets, net of accumulated amortization of $2,000,600 and $771,580 as of December 31, 2012 and 2011, respectively	-	1,229,020
Non-current assets of discontinued operations	1,007,287	1,058,089
Other	28,890	44,713
	1,036,177	2,331,822
Total assets	$5,584,562	$8,251,811

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$513,703	$452,439
Accrued expenses and other liabilities	20,344	124,904
Notes payable - insurance	60,277	33,915
Asset retirement obligations	595,534	330,926
Current maturities of long-term debt	2,557,674	441,496
Current liabilities of discontinued operations	15,466	14,124
Total current liabilities	3,762,998	1,397,804

Asset retirement obligations	807,326	705,627
Long term debt, net of current maturities	-	1,833,504
Other	-	200,000
Total liabilities	4,570,324	4,136,935

Commitments and contingencies

Stockholders' Equity
Preferred stock, $1.00 par value, 10,000 shares authorized,
no shares issued and outstanding, respectively	-	-
Common stock, $0.01 par value, 150,000,000 shares authorized,
24,082,056 and 23,674,602 shares issued and outstanding at
December 31, 2012 and 2011, respectively	240,821	236,746
Additional paid-in capital	23,174,831	23,094,908
Accumulated deficit	(22,401,414)	(19,216,778)
Total stockholders' equity	1,014,238	4,114,876
Total liabilities and stockholders' equity	$5,584,562	$8,251,811

3271072v10

The accompaning notes are an integral part of these consolidated financial statements
F-3

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2012	2011
		Restated
Operating revenues
Sales of natural gas	$3,747,180	$4,995,134
Transportation of natural gas and liquids	1,239,612	1,363,629
Reimbursables	548,952	417,465
	5,535,744	6,776,228

Operating costs and expenses
Cost of natural gas purchased	3,049,572	4,287,794
Operation and maintenance	329,606	338,304
Reimbursable costs	548,952	417,465
General and administrative	1,329,884	1,364,046
Acquisition costs	65,488	84,323
Asset impairments	3,075,803	3,365,168
Depreciation and amortization	421,063	572,738
Asset retirement obligation accretion	105,040	24,436
	8,925,408	10,454,274

Operating loss	(3,389,664)	(3,678,046)

Other income (expense)
Interest expense, net	(184,650)	(164,503)
Other, net	189,314	(20,948)
Other income (expense), net	4,664	(185,451)
Loss from continuing operations
before income taxes and discontinued operations	(3,385,000)	(3,863,497)
Income tax expense	(8,996)	(2,712,875)
Loss from continuing operations	(3,393,996)	(6,576,372)

Income from discontinued operations, net of taxes	209,360	178,394

Net loss	$(3,184,636)	$(6,397,978)

Basic and diluted income (loss) per share:
Continuing operations	$(0.14)	$(0.28)
Discontinued operations	0.01	0.01
Net loss	$(0.13)	$(0.27)

Weighted average number of basic and
diluted common shares outstanding	23,821,715	23,554,135

The accompaning notes are an integral part of these consolidated financial statements
F-4

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Years Ended December 31, 2012 and 2011

			Additional
	Common Stock		Paid-in	Accumulated
	Shares	Amount	Capital	Deficit	Total
				Restated	Restated

Balance, December 31, 2010	23,480,853	$234,809	$23,023,150	$(12,818,800)	$10,439,159
Stock-based compensation expense	-	-	28,064	-	28,064
Reversal of stock-based compensation
due to forfeitures of non-vested awards	-	-	(3,197)	-	(3,197)
Issuance of common stock related to
vested restricted stock	193,749	1,937	46,891	-	48,828
Net loss	-	-	-	(6,397,978)	(6,397,978)
Balance, December 31, 2011, Restated	23,674,602	236,746	23,094,908	(19,216,778)	4,114,876
Stock-based compensation expense	-	-	16,772	-	16,772
Issuance of common stock related to
vested restricted stock	407,454	4,075	63,151	-	67,226
Net loss	-	-	-	(3,184,636)	(3,184,636)
Balance, December 31, 2012	24,082,056	$240,821	$23,174,831	$(22,401,414)	$1,014,238

The accompaning notes are an integral part of these consolidated financial statements
F-5

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2012	2011
		Restated
Cash flows from operating activities - continuing operations
Loss from continuing operations	$(3,393,996)	$(6,576,372)
Adjustments to reconcile loss from continuing operations
to net cash provided by operating activities:
Depreciation and amortization	421,063	572,738
Asset retirement obligation accretion	105,040	24,436
Asset impairments	3,075,803	3,365,168
Deferred tax expense	-	2,689,480
Stock based compensation expense, net of forfeitures	83,998	73,695
Amortization of deferred loan costs	18,211	15,172
Gain on sale of assets	(49,687)	-
Net change in operating assets and liabilities, resulting
from changes in:
Accounts receivable trade	(50,075)	155,970
Prepaid expenses, deposits and other assets	161,741	427,463
Accounts payable	61,261	(127,606)
Accrued expenses and other liabilities	(304,560)	28,295
Net cash provided by operating activities	128,799	648,439

Cash flows from investing activities - continuing operations
Capital expenditures	(33,066)	(62,641)
Acquisitions	(1,000,000)	(50,000)
Net cash used in investing activities	(1,033,066)	(112,641)

Cash flows from financing activities - continuing operations
Proceeds from borrowings	750,000	-
Payments on borrowings	(589,638)	(452,306)
Deferred financing costs	(12,889)	-
Net cash provided by (used in) financing activities	147,473	(452,306)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(756,794)	83,492

Discontinued operations
Net cash provided by discontinued operations operating activity	236,371	248,678
Net cash used in discontinued operations investing activity	-	(16,663)
Net increase in cash and cash equivalents from discontinued operations	236,371	232,015

Cash and cash equivalents at beginning of period	554,054	238,547
Cash and cash equivalents at end of period	$33,631	$554,054

Supplemental disclosures of cash flow information
Cash paid for interest	$144,351	$162,749
Cash paid for taxes	$28,000	$36,307

The accompaning notes are an integral part of these consolidated financial statements
F-6

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3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)     Nature of Business

Gateway Energy Corporation (the “Company,” “Gateway,” “we,” or “our”), a Delaware corporation, was incorporated in 1960 and entered its current business in 1992.  Gateway’s common stock is traded in the over-the-counter market on the bulletin board section under the symbol GNRG.  Gateway is engaged in the midstream natural gas business.  We own and operate natural gas distribution, gathering and transportation pipeline systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.

Gateway conducts all of its business through its wholly owned subsidiary companies, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Energy Marketing Company, Gateway Processing Company, Gateway Pipeline USA Corporation, Gateway Delmar LLC, Gateway Commerce LLC and CEU TX NPI, L.L.C.  Gateway-Madisonville Pipeline, L.L.C. is 67% owned by Gateway Pipeline Company and 33% owned by Gateway Processing Company.  Access to our annual reports on Form 10-K, quarterly reports on Form 10-Q, our Code of Ethics and current reports on Form 8-K are available at Gateway’s website, www.gatewayenergy.com.

The Company had available cash of $33,631 at December 31, 2012.  In addition, as of December 31, 2012, the Company had current debt obligations of $2,557,674 and current asset retirement obligations of $595,534.  Based on the Company’s cash position and its projected cash flows from operations as of December 31, 2012, the Company will not have the ability to repay its existing debt obligations, committed capital expenditures and asset retirement obligations unless it is able to obtain additional financing or raise cash through other means, such as asset sales.  If the Company is unsuccessful in those efforts, the Company may be unable to continue its operations.

The Company is actively exploring potential sources of capital to allow it to fund a combination of debt service and asset retirement obligations and to accelerate the implementation of its growth strategy.  Any new capital may take several forms.  There is no guarantee that it will be able to raise outside capital.

In this regard, during the fourth quarter of 2012, the Company entered into an asset sales agreement with FMP Holdings, LLC (the “Buyer”), pursuant to which the Company agreed to sell its Tyson Pipeline Systems, which were acquired October 18, 2010, to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, the Company's  President, Chief Executive Officer and Director.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, we closed this transaction.

Furthermore, on February 7, 2013, the Company entered into a subscription agreement, pursuant to which GreyCap Energy LLC agreed to acquire 6,250,000 shares of the common stock, constituting 20.4% of our issued and outstanding common stock, at a sale price of $0.04 per common share, for an aggregate purchase price of $250,000.

With the net proceeds of these two transactions, the Company reduced its borrowings under the Company's Loan Agreement with Meridian Bank by $825,000 and escrowed $450,000 with Meridian Bank to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

The balance of the net proceeds will be used for general corporate purposes.

(2)     Summary of Significant Accounting Policies

A summary of the significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows.

Principles of Consolidation

The Company consolidates the financial statements of its majority-owned and wholly-owned subsidiaries.  All significant intercompany transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared by the Company.  In the opinion of management, such financial statements reflect all adjustments necessary for a fair presentation of the financial position and results of operations in accordance with U.S. generally accepted accounting principles.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reclassifications

Certain reclassifications have been made to the December 31, 2011 financial statements to conform to the current period presentation.  These reclassifications had no effect on the total assets, liabilities, stockholders’ equity or net loss for the year ended December 31, 2011.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management’s significant estimates include depreciation of long-lived assets, estimates and timing of asset retirement obligations, amortization of deferred loan costs, deferred tax valuation allowance, valuation of assumed liabilities, intangible lives, impairment and valuation of the fair value of our long-lived assets, purchase price allocations and valuation of stock based transactions.  Actual results could differ from those estimates.

Revenue Recognition Policy

Revenues from the sales of natural gas are generated under purchase and sales contracts that are priced at the beginning of the month based upon established gas indices.  We purchase and sell the gas using the same index to minimize commodity price risk.  Revenues from the sales of natural gas are recognized at the redelivery point, which is the point at which title to the natural gas transfers to the purchaser.  Transportation revenues are generated under contracts which have a stated fee per unit of production (Mcf, MMBtu, or Bbl) gathered or transported.  Onshore transportation revenues are recognized at the redelivery point, which is the point at which another party takes physical custody of the natural gas or liquid hydrocarbons.  Offshore transportation revenues are recognized at the receipt point.

Cash Equivalents

            For purposes of the consolidated statements of cash flows, we consider all highly liquid debt instruments purchased with original maturities of three months or less to be cash equivalents.

Concentrations of Credit Risk

                The Company maintains all cash in deposit accounts, which at times may exceed federally insured limits. Additionally, the Company maintains credit on account for customers. The Company has not experienced material losses in such accounts and believes its accounts are fully collectable.  Accordingly, no allowance for doubtful accounts has been provided.

During the year ended December 31, 2012, three companies, ETC Marketing, Ltd, Hydrocarbon Exchange Corp. and Cokinos Energy Corporation supplied 53.5%, 38.3% and 8.2%, respectively, of the Company’s total natural gas purchases.  During the year ended December 31, 2011, three companies, Cokinos Energy Corporation, ETC Marketing, Ltd., and Shell Energy North America supplied 35.3%, 32.4% and 32.3%, respectively, of the Company’s total natural gas purchases.  Gross sales to customers representing 10% or more of total revenue for the years ended December 31, 2012 and 2011 were as follows:

	Year Ended December 31,
	2012	2011

Dart Container Corporation	43.0%	47.3%
Owens Corning	25.4%	23.4%
McMoran Exploration	12.8%	2.9%

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The loss of the Company’s contracts with Dart Container Corporation, McMoran Exploration or with Owens Corning could have a material adverse effect on its business, results of operations and financial condition.  Our accounts receivable are not collateralized.

                Property and Equipment

Property and equipment is stated at cost, plus capitalized interest costs on major projects during their construction period.  Additions and improvements that add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  Depreciation and amortization is calculated using the straight-line method over estimated useful lives ranging from 10 to 20 years for its gas distribution, transmission and gathering systems and from two to ten years for office furniture and other equipment.  Upon disposition or retirement of any gas distribution, transmission or gathering system components, any gain or loss is charged or credited to accumulated depreciation.  When entire gas distribution, transmission and gathering systems or other property and equipment are retired or sold, any resulting gain or loss is credited to or charged against operations.  For the year ended December 31, 2012, depreciation and amortization expense was $421,063, as compared to $572,738 for the year ended December 31, 2011.

Property, plant and equipment and identifiable intangible assets are reviewed for impairment, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, “Property, Plant, and Equipment,” whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.  Impairments of long-lived assets recorded during the years ended December 31, 2012 and 2011 was $3,075,803 and $3,365,168, respectively.

The following tables represent gross intangible assets, accumulated amortization and amortization expense for the year ended December 31, 2012:

	As of December 31, 2012
	Gross		Net
	Carrying	Accumulated	Carrying
	Amount	Amortization	Value
Amortized intangible assets
Contracts	$2,000,600	$(2,000,600)	$-

Aggregate amortization expense:
For the year ended 12/31/2012	$1,229,020

Asset Retirement Obligations

 The Company recognizes asset retirement obligations associated with the retirement of tangible long-lived assets that result from their acquisition, construction, development and operation, when laws or regulations require the Company to pay for their abandonment, in accordance with ASC Topic 410, “Asset Retirement and Environmental Obligations”.  The Company records the fair value of an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying value of the related long-lived asset.  The obligation is subsequently allocated to expense using a systematic and rational method.  The Company has recorded an asset retirement obligation to reflect its legal obligations related to future abandonment of its pipelines and gas gathering systems, even though the timing and realized allocation of the cost between the Company and its customers may be subject to change. The Company estimates the expected cash flows associated with the legal obligation and discounts the amount using a credit-adjusted, risk-free interest rate. At least annually, the Company reassesses the obligation to determine whether a change in the estimated obligation is necessary. The Company also evaluates whether there are indicators that suggest the estimated cash flows underlying the obligation have materially changed. Should those indicators suggest the estimated obligation may have materially changed on an interim basis (quarterly), the Company will accordingly update its assessment.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table describes changes to the Company's asset retirement obligation liability for the year ended December 31, 2012:

Asset retirement obligation, beginning of year	$1,036,553
Revisions in estimated liabilities	320,381
Asset retirement obligation accretion	105,040
Liabilities sold	(49,687)
Liabilities settled	(9,427)
Asset retirement obligation, end of year	1,402,860
Less current portion	(595,534)
Asset retirement obligation, long term	$807,326

    Income Taxes

We compute income taxes using the asset and liability method whereby deferred tax assets are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities from a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance is established against such assets where management is unable to conclude more likely than not that such asset will be realized.

Stock-Based Compensation

The Company’s 2007 Equity Incentive Plan (“2007 Plan”) provided for stock-based compensation for officers, employees and non-employee directors.  In December 2012, the Company’s 2007 Plan was frozen. As a result, no further grants or awards will be made under the 2007 Plan.

The Company accounts for stock-based compensation under the provisions of ASC Topic 718, “Compensation – Stock Compensation” (“ASC Topic 718”).  The options generally vest ratably over three years and expire between five and ten years.  The restricted stock generally vests ratably between three months and three years.

Compensation expense related to non-qualified stock options and restricted stock was $83,998 for the year ended December 31, 2012, as compared to compensation expense of $73,695 for the year ended December 31, 2011.  We view all awards of stock-based compensation as a single award with an expected life equal to the average expected life of component awards and amortize the fair value of the award over the requisite service period.

Compensation expense related solely to stock options was $19,760 for the year ended December 31, 2012, compared to $15,759 and $(2,364) in compensation expense and forfeiture adjustments, respectively, for the year ended December 31, 2011.  The Company had no forfeiture adjustments during 2012.  At December 31, 2012, there was $18,393 of total unrecognized compensation expense related to unvested stock option awards which is expected to be recognized over a remaining weighted-average period of approximately one year.

The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. We use the Black-Scholes option pricing model to compute the fair value of stock options, which requires us to make the following assumptions:

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

•         The risk-free interest rate is based on the five-year Treasury bond at date of grant.

•         The dividend yield on our common stock is assumed to be zero since we do not pay dividends and have no current plans to do so in the future.

•         The market price volatility of our common stock is based on daily, historical prices for the last three years.

•         The term of the grants is based on the simplified method as described in ASC Topic 718.

In addition, we estimate a forfeiture rate at the inception of the option grant based on historical data and adjusts this prospectively as new information regarding forfeitures becomes available.

We receive a tax deduction for certain stock option exercises during the period the options are exercised, generally for the excess of the value of the stock over the strike price received on the date of exercise.  In addition, we receive an additional tax deduction when restricted stock vests at a higher value than the value used to recognize compensation expense at the date of grant.  We record these deductions as a tax asset with a corresponding amount recorded as additional paid-in capital when we can receive a tax cash savings from these awards.  Due to Gateway having significant unused net operating-loss carry forwards, we are deferring the recording of this tax benefit until such tax savings is realized.

Compensation expense for restricted stock is recognized on a straight-line basis over the vesting period.  We recognized $64,238 and $60,300 in net compensation expense related to restricted stock grants for the years ended December 31, 2012 and December 31, 2011, respectively.  Compensation expense related to restricted stock grants is based upon the market value of the shares on the date of the grant.  As of December 31, 2012, unrecognized compensation cost related to restricted stock awards was $42,984, which is expected to be recognized over the remaining weighted average period of approximately one and one-half years.

Financial Instruments

The carrying amount of cash and cash equivalents, trade receivables, trade payables and short-term borrowings, approximate fair value because of the short maturity of those instruments.  The carrying amount of the term note approximates fair value because of its variable interest rate.  The fair value of the Company’s financial instruments is based upon current borrowing rates available for financings with similar terms and maturities, and is not representative of the amount that could be settled, nor does the fair value amount consider the tax consequences, if any, of settlement.

Earnings Per Share

Basic earnings per share is computed by dividing net earnings or net loss by the weighted average number of common shares outstanding during the period.  Diluted earnings per share is computed by dividing net earnings or net loss by the weighted average number of shares outstanding, after giving effect to potentially dilutive common share equivalents outstanding during the period.  Potentially dilutive common share equivalents are not included in the computation of diluted earnings per share if they are anti-dilutive.  For the years ended December 31, 2012 and 2011 all potentially dilutive common shares arising from outstanding stock options and restricted stock have been excluded from diluted earnings per share as their effects were anti-dilutive.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting Pronouncements and Recent Regulatory Developments

None of the Accounting Standards Updates (ASU) that the Company adopted and that became effective January 1, 2012, had a material impact on its consolidated financial statements.

In December 2011, the Financial Accounting Standards Board (FASB) issued ASU No. 2011-11, which increases disclosures about offsetting assets and liabilities.  New disclosures are required to enable users of financial statements to understand significant quantitative differences in balance sheets prepared under U.S. GAAP and International Financial Reporting Standards (IFRS) related to the offsetting of financial instruments.  The existing U.S. GAAP guidance allowing balance sheet offsetting, including industry-specific guidance, remains unchanged.  ASU No. 2013-01, released in January 2013, offers clarification on the scope of ASU No. 2011-11 as it applies to derivatives accounted for in accordance with Topic 815.  The guidance in ASU No. 2011-11 and No. 2013-01 is effective for annual and interim reporting periods beginning on or after January 1, 2013.  The disclosures should be applied retrospectively for all prior periods presented.  The Company does not expect the adoption of this amendment to impact its consolidated financial statements.

In February 2013, the FASB issued ASU No. 2013-02, which requires preparers to report, in one place, information about reclassifications out of accumulated other comprehensive income (AOCI). The ASU also requires companies to report changes in AOCI balances.  The guidance in ASU No. 2013-02 is effective for annual and interim periods beginning after December 15, 2012.  The Company does not expect the adoption of this amendment to impact its consolidated financial statements.

(3)     Restatement of Previously Issued Financial Statements

At September 30, 2012, as a result of the Company’s historical and ongoing operating losses, the Company determined that it would not, using the criteria set forth in ASC Topic 740, “Income Taxes”, be able to realize the value of its then recorded deferred tax asset and, therefore, recorded a valuation allowance against the carrying value of said asset and a charge to income tax expense.

On March 5, 2013, the Company’s audit committee of its Board of Directors concluded that the Company erred by not reflecting this charge against its 2011 results of operations and restating its prior year financial statements.  Accordingly, on March 5, 2013, the audit committee of the Board of Directors of the Company determined that the Company’s consolidated financial statements for the year ended December 31, 2011 and the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 should no longer be relied upon.

By way of background, at December 31, 2011, the Company had a carrying value of $3,949,819 with respect to its deferred tax asset (of which, $17,085 was included within prepaid expenses and other current assets).  As of the date of those financial statements, the Company mistakenly concluded that sufficient positive evidence existed at such time to conclude that it was more likely than not that this deferred tax asset would be realized.  This conclusion was based on management’s review, at the time, of internal projections, as well as a consideration of the cost reduction activities of the Company over the preceding several years, the acquisitions completed and contemplated by the Company at the time and access to capital on a basis accretive to net income.

To address the foregoing matter, the Company has restated its financial statements for the fiscal year ended December 31, 2011 and for the quarterly periods ended March 31, June 30 and September 30, 2012, as follows (all prior to the required reclassification of discontinued operations to conform to current year’s presentation.  See Note 11, Discontinued Operations):

F-12

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As of and for the year ended December 31, 2011

	As of December 31, 2011

	As Reported	As Restated

Prepaid expenses and other assets	$160,931	$143,846
Total current assets	1,343,804	1,326,719
Deferred tax assets, net	3,932,734	-
Total other assets	5,206,467	1,273,733
Total assets	12,201,630	8,251,811

Accumulated deficit	(15,266,959)	(19,216,778)
Total stockholders' equity	8,064,695	4,114,876
Total liabilities and stockholders' equity	12,201,630	8,251,811

	For the Year Ended
	December 31, 2011

	As Reported	As Restated

Income tax benefit (expense)	$1,236,944	$(2,712,875)
Net loss	(2,448,159)	(6,397,978)

Basic and diluted loss per share	(0.10)	(0.27)

The accompaning notes are an integral part of these consolidated financial statements
F-13

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As of and for the three months ended March 31, 2012

	As of March 31, 2012

	As Reported	As Restated

ASSETS

Current Assets
Cash and cash equivalents	$245,214	$245,214
Accounts receivable trade	703,010	703,010
Prepaid expenses and other assets	106,681	106,681
Total current assets	1,054,905	1,054,905

Property and Equipment, at cost
Gas distribution, transmission and gathering	15,293,005	15,293,005
Office furniture and other equipment	173,687	173,687
	15,466,692	15,466,692
Less accumulated depreciation, depletion and amortization	(8,902,081)	(8,902,081)
	6,564,611	6,564,611

Other Assets
Deferred tax assets, net	3,999,791	-
Intangible assets, net of accumulated amortization of $799,954 and
$771,580 as of March 31, 2012 and December 31, 2011, respectively	1,200,647	1,200,647
Other	45,208	45,208
	5,245,646	1,245,855
Total assets	$12,865,162	$8,865,371

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$539,806	$539,806
Accrued expenses and other liabilities	136,813	136,813
Asset retirement obligation	347,078	347,078
Current maturities of long-term debt	531,637	531,637
Total current liabilities	1,555,334	1,555,334

Asset retirement obligation	713,727	713,727
Long term debt, net of current maturities	2,410,350	2,410,350
Other	200,000	200,000
Total liabilities	4,879,411	4,879,411

Commitments and contingencies

Stockholders' Equity
Preferred stock, $1.00 par value, 10,000 shares authorized,
no shares issued and outstanding, respectively	-	-
Common stock, $0.01 par value, 150,000,000 shares authorized,
23,674,602 shares issued and outstanding at
March 31, 2012 and December 31, 2011, respectively	236,746	236,746
Additional paid-in capital	23,112,741	23,112,741
Accumulated deficit	(15,363,736)	(19,363,527)
Total stockholders' equity	7,985,751	3,985,960
Total liabilities and stockholders' equity	$12,865,162	$8,865,371

3271072v10

The accompaning notes are an integral part of these consolidated financial statements
F-14

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	For the Three Months Ended March 31, 2012
	As Reported	As Restated

Operating revenues
Sales of natural gas	$962,421	$962,421
Transportation of natural gas and liquids	398,226	398,226
Reimbursables	137,131	137,131
	1,497,778	1,497,778

Operating costs and expenses
Cost of natural gas purchased	786,621	786,621
Operation and maintenance	109,984	109,984
Reimbursable costs	128,231	128,231
General and administrative	388,946	388,946
Acquisition costs	30,642	30,642
Asset retirement obligation accretion	25,023	25,023
Depreciation and amortization	125,386	125,386
	1,594,833	1,594,833

Operating loss	(97,055)	(97,055)

Other expense
Interest expense, net	(34,339)	(34,339)
Other, net	(9,632)	(9,632)
Other expense, net	(43,971)	(43,971)

Loss before income taxes	(141,026)	(141,026)
Income tax benefit (expense)	44,249	(5,723)
Net loss	$(96,777)	$(146,749)

Basic and diluted loss per share	$-	$(0.01)

Weighted average number of basic and
diluted common shares outstanding	23,674,602	23,674,602

The accompaning notes are an integral part of these consolidated financial statements
F-15

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

 As of and for the three and six months ended June 30, 2012

	As of June 30, 2012

	As Reported	As Restated

ASSETS

Current Assets
Cash and cash equivalents	$182,122	$182,122
Accounts receivable trade	724,863	724,863
Prepaid expenses and other assets	264,939	264,939
Total current assets	1,171,924	1,171,924

Property and Equipment, at cost
Gas distribution, transmission and gathering	15,305,815	15,305,815
Office furniture and other equipment	173,687	173,687
	15,479,502	15,479,502
Less accumulated depreciation, depletion and amortization	(9,006,396)	(9,006,396)
	6,473,106	6,473,106

Other Assets
Deferred tax assets, net	4,016,054	-
Intangible assets, net of accumulated amortization of $828,327 and
$771,580 as of June 30, 2012 and December 31, 2011, respectively	1,172,273	1,172,273
Other	36,485	36,485
	5,224,812	1,208,758
Total assets	$ 12,869,842	$ 8,853,788

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$598,644	$598,644
Accrued expenses and other liabilities	55,493	55,493
Notes payable - insurance	148,674	148,674
Asset retirement obligation	355,447	355,447
Current maturities of long-term debt	2,811,957	2,811,957
Total current liabilities	3,970,215	3,970,215

Asset retirement obligation	729,407	729,407
Long term debt, net of current maturities	-	-
Other	200,000	200,000
Total liabilities	4,899,622	4,899,622

Commitments and contingencies

Stockholders' Equity
Preferred stock, $1.00 par value, 10,000 shares authorized,
no shares issued and outstanding, respectively	-	-
Common stock, $0.01 par value, 150,000,000 shares authorized,
23,744,047 shares issued and outstanding at
June 30, 2012 and December 31, 2011, respectively	237,440	237,440
Additional paid-in capital	23,129,353	23,129,353
Accumulated deficit	(15,396,573)	(19,412,627)
Total stockholders' equity	7,970,220	3,954,166
Total liabilities and stockholders' equity	$12,869,842	$8,853,788

3271072v10

The accompaning notes are an integral part of these consolidated financial statements
F-16

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	For the Three Months Ended		For the Six Months Ended
	June 30, 2012		June 30, 2012

	As Reported	As Restated	As Reported	As Restated

Operating revenues
Sales of natural gas	$789,762	$789,762	$1,752,183	$1,752,183
Transportation of natural gas and liquids	405,997	405,997	804,223	804,223
Reimbursables	155,708	155,708	292,839	292,839
	1,351,467	1,351,467	2,849,245	2,849,245

Operating costs and expenses
Cost of natural gas purchased	628,147	628,147	1,414,768	1,414,768
Operation and maintenance	83,601	83,601	188,629	188,629
Reimbursable costs	164,608	164,608	292,839	292,839
General and administrative	325,404	325,404	714,350	714,350
Acquisition costs	(12,654)	(12,654)	17,988	17,988
Asset retirement obligation accretion	25,632	25,632	50,655	50,655
Depreciation and amortization	132,688	132,688	258,074	258,074
	1,347,426	1,347,426	2,937,303	2,937,303

Operating income (loss)	4,041	4,041	(88,058)	(88,058)

Other income (expense)
Interest expense, net	(50,015)	(50,015)	(84,354)	(84,354)
Other, net	1,866	1,866	(12,722)	(12,722)
Other expense, net	(48,149)	(48,149)	(97,076)	(97,076)

Loss before income taxes	(44,108)	(44,108)	(185,134)	(185,134)
Income tax benefit	11,271	(4,992)	55,520	(10,715)
Net loss	$(32,837)	$(49,100)	$(129,614)	$(195,849)

Basic and diluted loss per share	$-	$-	$(0.01)	$(0.01)

Weighted average number of basic and
diluted common shares outstanding	23,698,259	23,698,259	23,686,431	23,686,431

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the three and nine months ended September 30, 2012

The aforementioned restatements had no impact on the Company’s consolidated balance sheet as of September 30, 2012.

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2012		September 30, 2012

	As Reported	As Restated	As Reported	As Restated

Operating revenues
Sales of natural gas	$909,891	$909,891	$2,662,074	$2,662,074
Transportation of natural gas and liquids	366,051	366,051	1,170,274	1,170,274
Reimbursables	129,941	129,941	422,780	422,780
	1,405,883	1,405,883	4,255,128	4,255,128

Operating costs and expenses
Cost of natural gas purchased	751,556	751,556	2,166,324	2,166,324
Operation and maintenance	92,998	92,998	281,627	281,627
Reimbursable costs	129,941	129,941	422,780	422,780
General and administrative	310,023	310,023	1,024,373	1,024,373
Acquisition costs	35,617	35,617	53,605	53,605
Asset retirement obligation accretion	25,819	25,819	76,474	76,474
Asset impairments	3,075,803	3,075,803	3,075,803	3,075,803
Depreciation and amortization	131,244	131,244	389,318	389,318
	4,553,001	4,553,001	7,490,304	7,490,304

Operating income (loss)	(3,147,118)	(3,147,118)	(3,235,176)	(3,235,176)

Other income (expense)
Interest expense, net	(45,321)	(45,321)	(129,675)	(129,675)
Other, net	248,351	248,351	235,629	235,629
Other expense, net	203,030	203,030	105,954	105,954

Loss before income taxes	(2,944,088)	(2,944,088)	(3,129,222)	(3,129,222)
Income tax benefit (expense)	(4,008,653)	7,401	(3,953,133)	(3,314)
Net loss	$(6,952,741)	$(2,936,687)	$(7,082,355)	$(3,132,536)

Basic and diluted loss per share	$(0.29)	$(0.12)	$(0.30)	$(0.13)

Weighted average number of basic and
diluted common shares outstanding	23,859,802	23,859,802	23,744,643	23,744,643

The aforementioned restatements had no impact on the Company’s reported cash flows from operating activities, investing activities, or financing activities within its consolidated statement of cash flows for either the year ended December 31, 2011, or the three, six or nine month periods ended March 31, 2012, June 30, 2012 or September 30, 2012.

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(4)     Asset Impairments

During the year ended December 31, 2012

Since June 30, 2012, several of the Company’s offshore and onshore assets have been negatively affected by the loss of future revenues as customers have chosen to delay or abandon natural gas production due to depressed natural gas prices.  Based on those events and current natural gas market conditions, management performed an impairment review of its capitalized costs on these systems as of September 30, 2012, including their future abandonment costs and associated intangible assets, in accordance with Topic 360.

To determine the fair value of these assets, the Company estimated the future cash flows from these systems based on the likelihood of various outcomes using a probability weighted approach.  As a result, it was determined that impairments totaling $3,075,803 were required.  These impairments were apportioned as $1,930,584 to the carrying value of the Company’s property and equipment and $1,145,219 to the carrying value of the Company’s intangible assets.

ASC Topic 820, “Fair Value Measurements” establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value.  These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions.  The impairments noted above were based on Level 3, unobservable inputs, including conversations with the Company’s customers concerning future plans for the fields supporting the Company’s gathering systems, the Company’s estimates of the cost to abandon the systems, the Company’s discounted cash flow analysis and other management estimates.

Management expects that the Company’s future depreciation expense will decrease by approximately $165,000, on an annual basis, as a result of the aforementioned impairment.

During the year ended December 31, 2011

During the third quarter of 2011, the Company was notified by the operator of a platform utilizing one of the Company’s offshore systems of its intent to abandon its lease in 2012.  As a result of this notification and continuing conversations with its customers, the Company determined that it was more likely than not that the useful lives of all of its offshore systems were one and one-half to ten years shorter than last evaluated, and that the Company had a legal obligation to pay for the abandonment of certain of its systems.  As a result, the Company performed an impairment review of its capitalized costs on these systems, including their future abandonment costs and associated intangible assets, in accordance with ASC Topic 360.

Furthermore, in connection with the aforementioned impairment analysis conducted with its offshore systems, the Company determined that further impairment analysis was necessary for its Madisonville pipeline system due to the lack of production from the wells connected to the system since May 2011 and no materialization of potential alternative uses for the pipeline.

To determine the fair value of these assets, the Company estimated the future cash flows from these systems based on the likelihood of various outcomes using a probability weighted approach.  As a result, it was determined that impairments totaling $3,365,168 were required.  These impairments were apportioned as $3,236,156 to the carrying value of the Company’s property and equipment and $129,012 to the carrying value of the Company’s intangible assets associated with these assets.

The impairments noted above were based on Level 3, unobservable inputs, including conversations with the Company’s customers concerning future plans for the fields supporting the Company’s gathering systems, the Company’s estimates of the cost to abandon the systems, the Company’s discounted cash flow analysis and management’s estimates.

3271072v10

Due to the offsetting nature of (i) the aforementioned change in useful lives of some of the Company’s gas distribution, transmission and gathering systems, (ii) the increase in the Company’s required asset retirement obligation discussed below and (iii) the current period impairment expense, the Company’s future depreciation expense will not be materially different in future periods.

.

3271072v10

(5)     Business Combinations

2012 Acquisition of Commerce Pipeline

On February 29, 2012, Gateway Commerce LLC, a wholly owned subsidiary of the Company, purchased a natural gas pipeline from Commerce Pipeline, L.P. (“Commerce”).  The acquisition was made as part of the Company’s strategy to expand its unregulated natural gas distribution activities.  The pipeline is located in Commerce, Texas and delivers natural gas into an aluminum smelting plant owned by Hydro Aluminum Metal Products North America.  The pipeline and related assets were acquired pursuant to an Asset Sales Agreement (the “Agreement”), dated February 29, 2012, between Gateway Commerce LLC and Commerce.  Pursuant to the Agreement and subject to the terms contained therein, Gateway Commerce LLC agreed to acquire from Commerce the pipeline and related assets for $1,000,000 in cash.  The Agreement contained representations, warranties and indemnities that are customary for transactions of this type.  The Company financed the $1,000,000 purchase price through a combination of cash-on-hand and borrowings under its credit facility.  The transaction was accounted for in accordance with ASC Topic 805 “Business Combinations” and recorded to its gas distribution, transmission and gathering property and equipment account.  During the year ended December 31, 2012, the Company incurred $65,488 in acquisition costs related to legal fees and due diligence expenses associated with this transaction.  During the year ended December 31, 2012, the Company realized revenue of $152,852 and operating margin of $143,447 from the activity associated with its Commerce pipeline.

2011 Acquisition of Pipeline from American Midstream

On September 24, 2011, the Company completed the acquisition of a natural gas pipeline from American Midstream Partners, L.P. (“American Midstream”) for a purchase price of $50,000.  The pipeline delivers natural gas into a plant owned by Owens Corning in Delmar, New York.  In connection with the closing of the acquisition, the Company entered into a new long-term contract with Owens Corning to transport natural gas at a fixed monthly rate.  The results of this pipeline’s operations for the period from September 24, 2011 to December 31, 2011, were not material.

(6)     Asset Disposition

On July 31, 2012, the Company sold its Bolivar pipeline to Duma Energy Corporation (“Duma”), the operator of the field in which the Bolivar pipeline is located.  In connection with the sale, the Company received $1.00 and Duma assumed certain post-closing liabilities, including the future abandonment obligation of the pipeline. As of June 30, 2012, the Company carried an asset retirement obligation of $49,310 on its balance sheet with respect to the Bolivar pipeline.  The Company realized an operating loss of $45,540 during the nine months ended September 30, 2012, with respect to the Bolivar pipeline.

See Note 12, Subsequent Events.

(7)     Debt Insurance Notes Payable

During 2012, the Company executed premium finance agreements for its insurance premiums.  The total original principal amount of the notes issued in connection with these agreements was $148,674 with an interest rate of 3.99%.  The notes require monthly principal and interest payments.  The amount of the monthly payment varies depending on any changes in coverage and policy renewal periods.

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long Term Debt

On December 7, 2009, the Company entered into a Credit Agreement (the “Loan Agreement”) with Meridian Bank (“Meridian”) regarding a revolving credit facility.  The original borrowing base under the Loan Agreement had been established at $3.0 million, which originally could be increased at the discretion of Meridian to an amount not to exceed $6.0 million.  The Loan Agreement is secured by all of the Company’s assets and had an original term of 39 months maturing on April 30, 2012.  In 2011, the First and Second Amendments to the Loan Agreement shortened the maturity date to November 30, 2011, in consideration of Meridian refraining to institute a minimum commitment reduction.  On December 9, 2011, the Loan Agreement was further amended to extend the maturity date to April 30, 2012, setting the loan amount at $2,300,000, and interest on outstanding balances accruing at The Wall Street Journal prime rate, plus one and a half percent, with a minimum rate of 6.0% per annum, payable monthly.  Unused borrowing base fees are 0.50% per year and the Loan Agreement contains financial covenants defining various financial measures and levels of these measures.

On February 29, 2012, in connection with the Company’s acquisition of the Commerce pipeline asset, the Company entered into a Fourth Amendment to the Loan Agreement, pursuant to which:

•          Borrowings under the Loan Agreement were limited solely to a term loan of $2,995,000 (the “Term Note”), all of which was advanced on or before February 29, 2012 (in addition to an outstanding letter of credit obligation of $137,500);

•          Commencing in each calendar quarter ending June 30, 2012, the Company is required to make a payment to Meridian to reduce the outstanding principal balance owing under the Term Note equal to seventy five percent (75%) of its net cash provided by operating activities, less cash used in investing activities (excluding acquisitions and growth projects), less required monthly payments of principal and interest on the Term Note;

•          The pipeline acquired from Commerce Pipeline and certain other collateral was pledged as security for the Term Note;

•          The Company is required to maintain a debt to tangible net worth ratio of 1.90 to 1.00, a current ratio of 1.25 to 1.00 and a debt service coverage ratio of 1.50 to 1.00, as defined in the Loan Agreement;

•          The Company is required to pay a principal and interest payment of $58,000 per month under the Term Note; and

•          The Term Note has a maturity date of June 30, 2013.

As of December 31, 2012, there was a $2,557,674 outstanding balance on the facility.  At December 31, 2012, the Company was not in compliance with the current ratio covenant of the Loan Agreement.  The Company has not received a waiver of this non-compliance.  However, in February 2013, the Company entered into a Fifth Amendment on the Loan Agreement.  See Note 12, Subsequent Events.

(8)     Equity

Issuances of Common Stock

See Note 12, Subsequent Events.

Stock Compensation

Gateway’s 2007 Plan provides for stock-based compensation for officers, employees and non-employee directors.  The 2007 Plan was approved by the shareholders during May 2007 and provided

3271072v10

for 2,000,000 shares to be made available under the plan. In December 2012, the Company’s 2007 Plan was frozen. As a result, no further grants or awards will be made under the 2007 Plan.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Stock Options

The Company issued no stock options during the year ended December 31, 2012.  During the year ended December 31, 2011, 334,471 stock options were granted to employees.  During the year ended December 31, 2012, no options were exercised and 20,000 options were cancelled.

The following table summarizes stock option activity for the year ended December 31, 2012:

	Shares	Weighted Average Exercise Price	Weighted Average Contractual Terms (in years)	Intrinsic Value of Options as of December 31, 2012
Options outstanding, beginning of period	662,249	$0.28	3.90
Options granted	-	-	-
Options canceled	(20,000)	0.45	-
Options exercised	-	-	-
Options outstanding, end of period	642,249	$0.28	3.01	$-
Options exercisable, end of period	326,657	$0.31	2.77	$-

The following table summarizes stock option activity for the year ended December 31, 2011:

	Shares	Weighted Average Exercise Price	Weighted Average Contractual Terms (in years)	Intrinsic Value of Options as of December 31, 2011
Options outstanding, beginning of period	402,778	$0.35	4.20
Options granted	334,471	0.21	4.56
Options canceled	(75,000)	-	-
Options exercised	-	-	-
Options outstanding, end of period	662,249	$0.28	3.90	$-
Options exercisable, end of period	139,167	$0.38	2.79	$-

The market value of Gateway’s common stock on December 31, 2012 was $0.03 per share.

Restricted Stock

During the year ended December 31, 2012, 166,667 shares of restricted stock were granted to a non-employee director at a price of $0.05 per share with a three-month vesting period.

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During the year ended December 31, 2011, 147,368 shares of restricted stock were issued to employees at a price of $0.20 per share with a three-year vesting period and 318,751 shares of restricted stock were granted to non-employee directors at a price of $0.22 per share with a three-month to three-year vesting period.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table represents restricted stock activity for the year ended December 31, 2012:

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of period	522,368	$0.24
Granted	166,667	0.05
Vested	(407,454)	0.16
Forfeited	-	-
Non-vested, end of period	281,581	$0.23

 The following table represents restricted stock activity for the year ended December 31, 2011 :

	Shares	Weighted Average Grant Date Fair Value
Non-vested, beginning of period	266,665	$0.30
Granted	466,119	0.21
Vested	(193,749)	0.25
Forfeited	(16,667)	0.30
Non-vested, end of period	522,368	$0.24

  (9)     Income Taxes

As discussed in Note 3, “Restatement of Prior Period Financial Statements,” at September 30, 2012, as a result of the Company’s historical and ongoing operating losses, the Company determined that it would not, using the criteria set forth in ASC Topic 740, “Income Taxes”, be able to realize the value of its then recorded deferred tax asset and, therefore, recorded a valuation allowance against the carrying value of said asset and a charge to income tax expense.

On March 5, 2013, the Company’s audit committee of its Board of Directors concluded that the Company erred by not reflecting this charge against its 2011 results of operations and restating its prior year financial statements.  At December 31, 2011, the Company had a carrying value of $3,949,819 with respect to its deferred tax asset. The following tabular information for 2011 has been restated to reflect the establishment of a full valuation allowance against the carrying value of the Company’s deferred tax asset as of December 31, 2011.

The provision for income taxes consisted of the following:

	2012	2011
		Restated

Current expense

Federal	$-	$-
State	8,996	23,395
Total current	8,996	23,395

Deferred expense

Federal	-	2,689,480
State	-	-
Total deferred	-	2,689,480

Total income tax expense	$8,996	$2,712,875

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

  Reconciliation between the provision for income taxes and income taxes computed by applying the statutory rate is as follows:

	2012	2011
		Restated

Tax provision at statutory rate of 34%	$(1,079,718)	$(1,252,935)

Add (deduct):

State income taxes, net of federal taxes	14,244	15,439

Refund of prior year state tax overpayment	(12,586)	-

Other non-deductible	-	552
Valuation allowance	1,087,056	3,949,819

Total income tax expense	$8,996	$2,712,875

   The provision tax effects of temporary differences that give rise to the deferred tax assets and liabilities as of December 31 were as follows :

	2012	2011
		Restated

Current deferred tax asset

Accrued bonus	$2,856	$17,085
Valuation allowance	(2,856)	(17,085)
Total current deferred tax asset	-	-

Deferred tax assets

Property and equipment	2,885,929	2,008,277
Net operating loss carryforwards	1,975,820	1,761,195
Stock options	94,399	87,680
AMT tax credit	69,415	69,415
State net operating loss carryforwards	41,009	41,009
Stock grants	28,008	6,167
Less:
Valuation allowance	(5,094,580)	(3,973,743)
Total deferred tax asset	$-	$-

      As of December 31, 2012, the Company has a federal net operating loss carryforward of approximately $7,615,000 which may be applied against future taxable income and expires beginning in 2022 through 2032.  The Company currently has a full valuation allowance with respect the realizability of this asset.  Also, as of December 31, 2012, the Company has a valuation

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allowance of $41,009 for its Oklahoma net operating loss carryforward.  The Company currently does not have any operations in Oklahoma.

ASC Topic 740 requires the Company to periodically assess whether it is more likely than not that it will generate sufficient taxable income to realize its deferred income tax assets.  In making this determination, the Company considers all available positive and negative evidence and makes certain assumptions.  The Company considers, among other things, the deferred tax liabilities; the overall business environment; the historical earnings and losses; and the Company’s outlook for future years.  The Company did not utilize any of its net operating loss for the years ended December 31, 2012 or 2011.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

During 2012, the Company determined that it did not have sufficient positive evidence to conclude that it is more likely than not that its net deferred tax assets will be realized.  See Note 3, Restatement of Previously Issued Financial Statements.  The Company will assess the need for a deferred tax valuation allowance on an ongoing basis considering factors such as those mentioned above as well as other relevant criteria.

For the years ended December 31, 2012 and 2011, the Company paid state taxes of $28,000 and $36,307, respectively.

(10) Commitments and Contingencies

Litigation

From time to time the Company is involved in litigation concerning its properties and operations.  There is no known or pending litigation expected to have a material effect on its financial statements.

Leases

On January 15, 2008, the Company entered into a lease agreement with Wedge International for office space.  The term of the agreement is five years commencing on April 1, 2008.  The monthly lease payment is $12,527.  The future minimum operating lease payments as of December 31, 2012, are as follows:

Year Ending December 31 ,
2013	$38,985
Total future minimum lease payments	$38,985

The Company also has various month-to-month equipment operating leases.  Rent expense for all leases totaled $148,577 and $152,229 for the years ended December 31, 2012 and 2011, respectively.

Employee Benefit Plans

The Company manages its staffing under an employee leasing agreement with Insperity, Inc. (“Insperity”).  Employees of the Company are eligible to participate in a 401(k) plan sponsored by Insperity.  Effective January 1, 2004, the Company adopted an Insperity multiple employer 401(k) plan in order to comply with the provisions of Revenue Procedure 2002-21.  Under the new multiple-employer plan, the Company will make a safe-harbor contribution of 3% of each employee’s base salary regardless of the employee’s contribution.  The Company believes that it is in substantial compliance with the Employee Retirement Income and Security Act of 1974 and other laws that would govern the plan.

The Company’s contributions to the 401(k) plan were $11,469 and $8,827 for the years ended December 31, 2012 and 2011, respectively.

(11)   Discontinued Operations

On October 11, 2012, the board of directors of the Company formed a special committee, consisting solely of independent directors, to consider a proposal from the Company’s President, Chief Executive Officer and Director, Frederick M. Pevow, Jr., for a sale of certain of the Company’s assets to Mr. Pevow (the “Asset Sale”).

F-25

3271072v10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On December 12, 2012, Gateway Pipeline USA Corporation (“Gateway Pipeline USA”), a wholly owned subsidiary of the Company, entered into an asset sales agreement (the “ASA”) with FMP Holdings, LLC (the “Buyer”), pursuant to which Gateway Pipeline USA would sell certain assets, including certain pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, as well as certain surface contracts, commercial contracts and records related to the operation of the facilities (the “Sold Assets”), to the Buyer for $1,100,000. All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, the President, Chief Executive Officer and Director of the Company. Additionally, Mr. Pevow is the acting President of the Buyer. On February 7, 2013, the Company closed this transaction. See Note 12, Subsequent Events.

The Company has determined that, given the consummation of the sale transaction, it has met the guidance set forth in both ASC Topic 205, “Presentation of Financial Statements” and ASC Topic 360, “Property, Plant and Equipment” to reflect the assets, liabilities and results of operations of the Sold Assets as a component of Discontinued Operations for all periods presented herein.

The Company’s assets and liabilities and results of operations from discontinued operations are as follows:

	As of December 31,
	2012	2011

Accounts receivable	$62,481	$35,370
Prepaid expenses and other Assets	2,217	4,195
Total current assets of discontinued operations	$64,698	$39,565

Property and equipment, at cost	$1,116,663	$1,116,663
Accumulated depreciation	(109,376)	(58,574)
Total non-current assets of discontinued operations	$1,007,287	$1,058,089

Accounts payable	$9,837	$13,771
Accrued expenses	5,629	353
Total current liabilities of discontinued operations	$15,466	$14,124

	For the Year Ended December 31,
	2012	2011

Transportation of natural gas and liquids	$314,434	$297,759
Operation and Maintenance	(47,730)	(69,041)
Depreciation	(50,802)	(50,324)
Other expenses	(6,542)	-
Income from discontinued operations, net of taxes	$209,360	$178,394

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(12)   Subsequent Events

Asset Disposition

On February 7, 2013, the Company closed the ASA with FMP Holdings, LLC.  See Note 11, Discontinued Operations.

In connection with the sale of the Sold Assets, the Company and Meridian Bank Texas (“Meridian Bank”) entered into a paydown letter (the “Paydown Letter”), pursuant to which the Company agreed to fund a partial payoff of the term loan, reducing the outstanding principal balance owing on the term loan to $1,732,674. As a result, Meridian consented to the sale of the Sold Assets and agreed, pursuant to a full release, to release its liens on the Sold Assets.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fifth Amendment to Loan Agreement

In connection with the sale of the Sold Assets and the closing of the ASA, and effective as of January 30, 2013, the Company, Gateway Pipeline Company (“GPC”), Gateway Offshore Pipeline Company (“GOPC”), Gateway Processing Company (“Gateway Processing”), Gateway Energy Marketing Company (“GEMC”), Gateway Pipeline USA, Gateway Commerce LLC (“GCLLC”) and Gateway Delmar LLC (together with GPC, GOPC, Gateway Processing, GEMC, Gateway Pipeline USA and GCLLC, the “Guarantors”), entered into a fifth amendment to the Loan Agreement (the “Fifth Amendment”) with Meridian Bank.

Pursuant to the Fifth Amendment, the following amendments were made to the Loan Agreement:

Collateral .  In addition to certain existing collateral securing obligations under the note, the Company assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

Guarantors .  Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Loan Agreement.

Financial Covenant .  The Fifth Amendment requires that the Company maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

Fees .  In connection with the Fifth Amendment, the Company paid Meridian Bank an amendment fee of $3,750.

In connection with entering the Fifth Amendment, the Company and Meridian also entered into an Amendment to Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note, as of January 30, 2013, after the partial payoff contemplated by the Paydown Letter was $1,732,674, and has a maturity date of June 30, 2013.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with a maturity date of June 30, 2013.

Common Stock Subscription Agreement

On February 7, 2013, the Company entered into a subscription agreement (the “Subscription Agreement”), pursuant to which GreyCap Energy LLC (“GreyCap”) agreed to acquire 6,250,000 shares of the Company’s common stock, constituting 20.4% of the Company’s issued and outstanding common stock, at an aggregate purchase price of $250,000.

The closing of the transactions contemplated by the Subscription Agreement was to occur immediately following the closing of the (i) transactions contemplated by the Asset Sales Agreement and (ii) the Fifth Amendment.  The shares purchased by GreyCap were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Pursuant to the terms of the Subscription Agreement, if the Company proposes to sell any equity securities, with certain exceptions, before February 7, 2015, GreyCap shall have the opportunity to purchase, on the same terms, at the same price and for the same consideration to be paid by the proposed buyer(s) of the additional equity securities in an amount up to the product obtained by multiplying (i) the number of equity securities being offered to the proposed buyer(s) by (ii) the lesser of (x) 20.4% or (y) a fraction, the numerator of which is the number of shares of common stock owned by GreyCap at the time and the denominator of which is the total number of issued and outstanding shares of common stock at such time.

3271072v10

  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 10-K/A

(Mark One)
 ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended: December 31, 2012
OR
 TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from to

Commission file number: 000-06404

Gateway Energy Corporation

Delaware	44-0651207
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
1415 Louisiana Street, Suite 4100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 336-0844

N/A

(Former name or former address, and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Exchange on Which Registered
None	None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock, $0.01 Par Value

Preferred Stock Purchase rights

         Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes  ☐     No  ☒

         Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes  ☐     No  ☒

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required

3271072v10

to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒     No  ☐

         Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes  ☒     No  ☐

         Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (Section 229.405 of this Chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

         Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes  ☐     No  ☒

The aggregate market value of voting and non-voting common equity held by non-affiliates of the registrant computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of June 30, 2012, the last business day of the registrant’s most recently completed second fiscal quarter, was $1,885,989

The number of shares outstanding of the registrant’s common stock, $0.01 par value as of April 29, 2013 was 30,613,637.

EXPLANATORY NOTE

On April 8, 2013, Gateway Energy Corporation (the “Company”, “Gateway” “we”, “us”, and “our”) filed its annual report on Form 10-K for the year ended December 31, 2012 (the “Original Filing”). This Amendment No. 1 to Form 10-K (this “Amendment”) on Form 10-K/A, completes the items identified below that were originally omitted from the Original Filing in the expectation that an amendment would be filed with the Securities and Exchange Commission (the “SEC”) within 120 days after the end of our 2012 fiscal year.

This Form 10-K/A amends only Part III, Item 10. (Directors, Executive Officers and Corporate Governance), Item 11. (Executive Compensation), Item 12. (Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters), Item 13. (Certain Relationships and Related Transactions, and Director Independence), Item 14. (Principal Accounting Fees and Services) and Part IV, Item 15. (Exhibits, Financial Statement Schedules). All other items in the Original Filing are unchanged and this Amendment does not amend, update or change any other information in the Original Filing.

Pursuant to the rules of the Securities Exchange Act of 1934, this Form 10-K/A contains new certifications by our principal executive officer and principal financial officer, filed as exhibits hereto.

	PART III
		Page
Item 10.	Directors, Executive Officers, and Corporate Governance Directors	1
Item 11.	Executive Compensation	4
Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	9
Item 13.	Certain Relationships and Related Transactions, and Director Independence	11
Item 14.	Principal Accounting Fees and Services	12

	PART IV
Item 15.	Exhibits, Financial Statement Schedules	14

                                                                                                                                                                              PART III

Item 10.  Directors, Executive Officers, and Corporate Governance Directors

 The following table sets forth, as of April 29, 2013, the names, ages, and titles of each member of our Board of Directors (the “Board”).

Name	Age	Office Held	Year First Elected	Current Term to Expire
William Bauch	50	Director	2013	2013
Perin Greg (“Greg”) deGeurin	51	Director	2010	2013
David F. Huff	48	Director	2010	2013
John O. Niemann, Jr.	56	Director	2010	2013
Frederick (“Fred”) M. Pevow, Jr.	50	Director, President and Chief Executive Officer, Secretary and Treasurer	2010	2013
John A. Raasch	80	Director	2004	2013

William Bauch .  Mr. William H. Bauch, age 50, has served as a director of the Company since February 2013.  Mr. Bauch serves as the Chief Financial Officer and Chief Compliance Officer at Center Coast Capital Advisors, LP. Mr. Bauch has many years of experience working with energy companies primarily in the upstream, midstream and service sectors. Since November 2012, he has overseen the Center Coast Capital Advisors financial reporting, compliance and business development efforts.  Since April 2006, he has served as Senior Client Partner of Industrial & Financial Services Markets at Korn/Ferry International.  Previously, he was a Senior Partner in Korn/Ferry's Chief Financial Officer and Energy Practice Groups. Mr. Bauch spent approximately 14 years in energy banking and was formerly the Managing Director in charge of CIBC Oppenheimer's Energy Midstream Group. He started his career as a securities attorney with Fulbright & Jaworski.  He has been Director of Gateway Energy Corporation since February 2013 and Cantera Gas Company, LLC since August 6, 1997. Mr. Bauch has of Accountancy and J.D. degrees from the University of Mississippi and a L.L.M. in Corporations Law from the New York University School of Law.   Mr. Bauch was appointed to the board of directors by GreyCap Energy, LLC (“GreyCap”) pursuant to its right to nominate a director set forth in the Subscription Agreement dated February 7, 2013 between the Company and GreyCap.

Perin Greg (“Greg”) deGeurin.  Mr. deGeurin, age 51, has served as a director of the Company since June 2010.  Mr. deGeurin is the president and co-owner of DeGeurin Realty, Inc., a commercial and residential real estate brokerage.  He has been the president and co-owner of DeGeurin Realty, Inc. since 1989.  Mr. deGeurin graduated from the University of Texas at Austin with a Bachelor of Arts from the School of Communications.  The Board has concluded that it would benefit from Mr. deGeurin’s executive experience and his connections in the geographic markets in which the Company operates.

David F. Huff.   Mr. Huff, age 48, has served as a director of the Company since June 2010.  He is the president and majority shareholder of Progressive Pumps & Controls Corporation, a distributor of industrial pumps and related accessories, a position he has held since 2009.  Mr. Huff was the vice president of Progressive Pumps & Controls from 2006 to 2008.  He was the chief financial officer of Academy Sports & Outdoors from 2005 to 2006.  Mr. Huff was formerly an investment banker for Bank of America and Bear, Stearns & Co. Inc., specializing in the energy sector.  He graduated with a Bachelor of Business Administration from the University of Texas at Austin and earned a Masters in Business Administration from The Wharton School of the University of Pennsylvania.  The Board has concluded that it would benefit from Mr. Huff’s background as an investment banker in the energy sector, his strong connections in that industry, and his executive leadership experience.

John O. Niemann, Jr.  Mr. Niemann, age 56, has served as a director of the Company since June 2010 and currently serves as Chairman of the Audit Committee.  He is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003.

 He previously served on the administrative board of Arthur Andersen LLP and on the board of partners of Andersen Worldwide.  He began his career at Arthur Andersen in 1978 and served as a partner from 1987 until 2002 and in increasing responsibilities in senior management positions, since 1992.  Mr. Niemann has served on the board of directors of many Houston area non-profit organizations, including Strake Jesuit College Preparatory School (past chair of the board), The Regis School of the Sacred Heart (past chair of the board), The Houston Symphony, The Alley Theatre and Taping for the Blind, Inc.  He graduated with a Bachelor of Arts in managerial studies (magna cum laude) and a masters in accounting from Rice University and received a Juris Doctor (summa cum laude) from the South Texas College of Law.  The Board has concluded that it would benefit from Mr. Niemann’s accounting background and his executive leadership experience.

Frederick (“Fred”) M. Pevow, Jr.   Mr. Pevow, age 50, has served as President and Chief Executive Officer of the Company and as Chairman of the Board since June 2010.  Since Jill R. Marlatt resigned in March 2011, he has also served as interim Secretary and Treasurer, and he will continue to serve in such positions until a permanent replacement can be found.   Prior to June 2010 and since December 2008, Mr. Pevow was a private investor.  From February 2006 to December 2008, he was the president of Pevow and Associates, Inc., which provided investment and interim CFO consulting services to companies in the energy, power and chemicals industries.  He was the interim chief financial officer and a member of the board of directors of Texas Petrochemicals, Inc. from May 2004 to January 2006.  He was formerly a senior investment banker to the energy industry with Smith Barney Inc. and CIBC World Markets.  Mr. Pevow graduated with a Bachelor of Arts in the Plan II Honors Program, University of Texas at Austin.  The Board has concluded that it would benefit from having a representative of management on the Board, as well as from Mr. Pevow’s investment banking experience, industry expertise and past service as a member of the board of directors of other publicly traded companies.

John A. Raasch.   Mr. Raasch, age 80, has served as a director of the Company since 2004.  Mr. Raasch served as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005.  He was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service.  Other than his service as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005, Mr. Raasch has not had a principal occupation since retiring from Wachovia Securities in December 2003.  The Board has concluded that it would benefit from Mr. Raasch’s history with the Company, as well as from his executive leadership experience.

Executive Officers

On May 19, 2010, the Board appointed Frederick M. Pevow, Jr. as the Company’s President and Chief Executive Officer.  Mr. Pevow is the Company’s only executive officer.

Involvement in Certain Legal Proceedings

Other than as described below, none of the nominees for director of the Company has been involved in any legal proceedings in the preceding ten years of the type described in Item 401(f) of Regulation S-K.

John O. Niemann, Jr., in his role as a member of senior management of Arthur Andersen LLP, was named as an individual defendant in the following seven proceedings, some of which may have alleged fraud:  (i) Janice M. McLaren and James Campbell, individually and on behalf of all similarly situated stockholders of Enron Corp., v. Arthur Andersen LLP, David Duncan, D. Stephen Goddard, Jr., John Niemann, William Swanson, Dean Swick, and Tom Elsenbrook; (ii) William Coy and Candy Mounter, individually and on behalf of all similarly situated stockholders of Enron Corp., v. Arthur Andersen LLP, David T. Duncan, D. Stephen Goddard, Jr., John Niemann, William Swanson, Dean Swick, and Tom Elsenbrook; (iii) Federal Insurance Company v. Arthur Andersen LLP, Larry J. Gorrell, Terry E. Hatchett, John O. Niemann, Jr., Stephen H. Rogers, and Louis P. Salvatore; (iv) Gilbert F. Viets v. Deloitte Touch LLP, et. al.; (v) James M. Neckopulos v. Arthur Andersen LLP, et. al.; (vi) Leonard R. Powers, et. al. v. Arthur Andersen LLP, et. al.; and (vii) Richard Huelsmann, et. al. v. Arthur Andersen LLP, et. al.  All of these proceedings have been settled, dismissed or decided in favor of the defendants without the finding or admission of any wrongdoing.  In addition, Arthur Andersen LLP has been involved in numerous securities related proceedings in the past ten years.  Except for the proceedings referenced above, Mr. Niemann was not named as an individual defendant in any other of these proceedings.

1

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors, certain officers and persons who own more than ten percent of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock. Our information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports and any written representations furnished to us by our directors, officers and greater than ten percent stockholders. We believe that, with the exception of John O. Niemann Jr. filing a Form 4 late, during the fiscal year ending December 31, 2012, each of our directors, officers and greater than ten percent stockholders complied with all applicable Section 16(a) filing requirements.

Code of Ethics

The Company has adopted a Code of Ethics for all officers, directors, and employees of the Company.  It is available for inspection on the Company’s website, www.gatewayenergy.com, or by mail free of charge by written request to: Gateway Energy Corporation, ATTN: Corporate Secretary, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.  The Company intends to satisfy its disclosure requirements with respect to any amendment to, or waiver from, a provision of the Code of Ethics by posting such information on its Internet website.

Stockholder Proposals Director Nominations and Related Bylaw Provisions

You may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the 2014 annual meeting of stockholders, the matter must be appropriate for stockholder action and the Secretary must receive the written proposal at our principal executive offices no later than January 10, 2014.  Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Corporate Secretary

 1415 Louisiana Street, Suite 4100

Houston, Texas 77002

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, or to nominate a director, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the Secretary in accordance with the Company’s bylaws, which, in general, require that the notice be received by the Secretary:

•          Not earlier than the close of business on March 22, 2014; and

•          Not later than the close of business on April 21, 2014.

If the date of the annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 or the nomination must be received not earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting was first made.

Nomination of Directors

The stockholder’s notice must state as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Company if elected).  The stockholder must also provide the following information on the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or

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proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

Other Matters

As to any other business that the stockholder proposes to bring before the meeting, the stockholder must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.  The stockholder must also provide the following information on the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

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Item 11.    Executive Compensation

Summary Compensation Table

The following table presents information regarding compensation of the named executive officers for services rendered in 2012 and 2011 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (1)	Nonequity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Frederick M. Pevow, Jr., President and Chief Executive Officer	2012	$204,576	-	-	-	-	-	$6,000 (2)	$210,576
	2011	$187,500	$50,000	$25,658	$26,889	-	-	$4,437.50	$294,484.50

(1)           This column shows the aggregate grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  See Note 2 to the Consolidated Financial Statements for the fiscal year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K for assumptions made in reaching these valuations.

(2)           This consists of $6,000 in contributions by the Company to Mr. Pevow’s 401(k) Plan.

(3)                  This consists of $4,437.50 in contributions by the Company to Mr. Pevow’s 401(k) Plan.

Outstanding Equity Awards at Fiscal Year-End

            The following table provides information regarding outstanding awards of stock options to the Named Executive Officer that have been granted but not exercised as of December 31, 2012.

Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price	Option expiration date	Number of shares of units of stock that have not vested	Market value of shares of units of stock that have not vested (1)	Equity incentive plan awards: Number of unearned shares, units or rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Frederick M. Pevow, Jr.	185,278	92,500(2)	$0.33	07/26/2015	27,778(2)	$833	-	-
	111,379	223,092(3)	$0.2145	07/22/2016	87,720(3)	$2,632	-	-

(1) Based on the closing market price on the OTC Bulletin Board of $0.03 per share of the Company’s Common Stock as of December 31, 2012.

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(2) Vests on July 26, 2013.

(3) Vests in two equal installments on each of July 22, 2013, and July 22, 2014.

Executive Employment Agreements

The Company does not currently have an employment agreement with Frederick M. Pevow, Jr., its sole executive officer.

Compensation of Directors

The following table contains information regarding the compensation earned by non-employee members of the Board during the fiscal year ended December 31, 2012:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	Total
Perin G. deGeurin	$12,625	$ -	$ -	$ -	$ -	$12,625
David F. Huff	$16,625	$ -	$ -	$ -	$ -	$16,625
John O. Niemann, Jr.	$6,250	$ 8,333	$ -	$ -	$ -	$14,583
John A. Raasch	$13,875	$ -	$ -	$ -	$ -	$13,875
Paul G. VanderLinden, III	$19,000	$ -	$ -	$ -	$ -	$19,000

(1)            This column shows the aggregate grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  As of the fiscal year ended December 31, 2012, the aggregate number of unvested stock awards outstanding for each non-employee director was as follows:

Name	Stock Awards (Number of Shares)
Perin G. deGeurin	38,889
David F. Huff	38,889
John O. Niemann, Jr.	38,889
John A. Raasch	38,889 (1)

(1)           This amount does not include additional options to purchase 10,000 shares of Common Stock, which options are fully vested and expire on May 25, 2014.

The Company does not compensate employee-directors in their capacity as directors of the Company.  In the fiscal year ended December 31, 2012, the compensation policy for non-employee directors was as follows:

•               An annual $10,000 restricted stock grant (the “Annual Restricted Stock Grant”). The restricted stock will vest 1/3 each year beginning on the first anniversary of the grant date.  The number of shares of restricted stock will be determined by dividing $10,000 by the volume weighted, average trading price of the Company’s Common Stock for the 20 consecutive trading days immediately prior to the date of the grant (the share price resulting from such calculation being referred to herein as the “Fair Market Value”).  Directors did not receive a $10,000 stock grant in 2012.

•            An annual payment of $10,000, which is payable, at the option of the director, in Common Stock or any combination of cash and Common Stock. If in cash, then the payment will be paid in equal quarterly installments. If in Common Stock, then the

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director would make the election at the time of the Annual Restricted Stock Grant and receive a number of restricted shares equal to the amount of the payment to be received in restricted stock divided by the Fair Market Value and these restricted shares will vest in full three months following the grant date.

•            An annual payment of (i) $3,000 to each member of the Audit Committee other than the chairman, who will receive $5,000 and (ii) $1,500 to each member of the other committees of the Board (currently the Compensation Committee) other than the chairman of such other committees, who will receive $2,500.  These payments are payable, at the option of the director, in Common Stock or any combination of cash and Common Stock. If in cash, then the payment would be made in equal quarterly installments. If in Common Stock, then the director would make the election at the time of the Annual Restricted Stock Grant and receive a number of restricted shares equal to the amount of the payment to be received in restricted stock divided by the Fair Market Value and these restricted shares will vest in full three months following the grant date.

•            A cash payment of $1,000 for each board, committee or stockholder meeting attended in person; provided that meetings held telephonically shall have a cash payment of $125 per hour with a minimum payment of $250 and a maximum payment of $1,000.

In addition, all directors of the Company are reimbursed for reasonable travel and lodging expenses incurred while attending meetings of the Board and committees thereof and annual meetings of stockholders.

Corporate Governance

Director Independence

The business of the Company is managed under the direction of the Board.  Our Board currently consists of six persons.  With the exception of Mr. Pevow, the Company’s President and Chief Executive Officer, each of our directors satisfies the independence requirements of the SEC and Nasdaq listing standards.

Board of Director Meetings

During the fiscal year ended December 31, 2012, the Board met 7 times.  Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.  The Company has not adopted a formal policy on director attendance at the Company’s annual meetings of stockholders, although all directors are encouraged to attend.  Other than Mr. Neimann, all of the then serving directors of the Company attended the annual meeting of stockholders held in June 2012.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure of the Company so as to provide independent oversight of management.  The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  The Board has determined that having the Company’s President and Chief Executive Officer serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time.  This structure makes the best use of the Chief Executive Officer’s knowledge of the Company and its industry and fosters stability and consistency of strategy during a transitional period in the Company’s management.  The Company does not have a lead independent director at this time.

Board Role in Risk Oversight

The Board, together with the President and Chief Executive Officer of the Company, has the primary responsibility for risk management within the Company.  The Board delegates many of its risk oversight functions to the Audit Committee.  Under its charter, the Audit Committee is responsible for discussing with management and the Company’s independent auditor any significant risks or exposures and assessing the steps management as taken to minimize such risks.  The Audit Committee is also responsible for discussing with management and the Company’s independent auditor, and overseeing the Company’s underlying policies with respect

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to, risk assessment and risk management.  The Audit Committee also oversees our legal and regulatory compliance programs.  In addition to the Audit Committee’s work in overseeing risk management functions, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on these risk areas from the executive officer of the Company. The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and the executive officer of the Company, enables the Board to effectively oversee the Company’s risk management.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating Committee.

Audit Committee.   The primary purpose of the Audit Committee is to protect the interests of the Company’s stockholders by assisting the Board in fulfilling its responsibilities over the financial policies and reporting process, internal controls, risk management structure and compliance with legal and regulatory requirements.  The Audit Committee recommends to the Board the appointment of the independent auditor, and periodically reviews and evaluates its performance and independence from management.

The Audit Committee acts under the authority of the Audit Committee Charter adopted by the Board on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.

The Audit Committee is currently comprised of Mr. Niemann as Chairman and Messrs. Huff and Raasch.  Each current member of the Audit Committee is independent from the Company as defined by Nasdaq listing standards.  During the fiscal year ended December 31, 2012, the Audit Committee met 5 times.  Currently, Messrs. Niemann and Huff are audit committee financial experts as defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee.  The primary purpose of the Compensation Committee (the “Compensation Committee”) is to review and recommend to the Board compensation for officers of the Company and to administer the Company’s equity incentive plans.  The Board has delegated broad discretion to the Compensation Committee to review and develop the Company’s general compensation philosophy, policies, and practices.  The Compensation Committee reports its findings with respect to the Company’s compensation philosophy, policies, and practices to the Board along with the Compensation Committee’s recommendations regarding these matters to the Board for the Board’s review and approval.

The Compensation Committee makes recommendations regarding officer compensation in light of the Compensation Committee’s review of such officer’s performances.  The Compensation Committee may, from time to time, solicit input from the Company’s executive officer in conducting the performance reviews.  In addition, the Compensation Committee reviews the Company’s current equity incentive plans and makes recommendations to the Board regarding the plans, including, if necessary, the modification or termination of the plans or the adoption of new equity incentive plans.

The Compensation Committee also reviews and makes recommendations regarding the compensation of the Company’s directors.  The Compensation Committee and the Board believe that the Company’s 2007 Equity Incentive Plan allows the Company to attract and retain key executive officers and employees which, in turn, maximizes the value of the Company’s Common Stock.

The Compensation Committee acts under the authority of the Compensation and Stock Option Committee Charter adopted by the Board on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.  The Compensation Committee may, in its discretion, retain an outside consultant to assist the Compensation Committee in discharging its duties; however none were retained for the fiscal year ending December 31, 2012.

The Compensation Committee is currently comprised of Mr. Huff as Chairman and Mr. deGeurin.  During the fiscal year ended December 31, 2012, the Compensation Committee met 2 times.

Nominating Committee.  The process by which the Board anticipates that it will identify new candidates for Board membership is through recommendations of the Nominating Committee.  The primary purpose and responsibility of the Nominating Committee is to annually consider the size, composition, and needs of the Board and consider and recommend candidates for membership on the Board.  The Nominating Committee evaluates candidates for service on the Board based on the Policy Statement Regarding the Selection and Tenure for Board adopted by the Company on March 22, 2006 and incorporated into the Nominating Committee Charter.  Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness, and overall ability.  Desirable nominees bring valid business or professional knowledge and experience, preferably in the energy industry

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that can bear on the Company’s strategies and deliberations.  While there is no formal policy with regard to consideration of diversity in identifying nominees, the Nominating Committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees.

Stockholders may propose director candidates for consideration by the Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary at Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.  The Nominating Committee will consider candidates for nomination submitted by stockholders on the same basis as any other candidate submitted for consideration as a nominee.  To nominate a director, a stockholder must deliver the information required by the Company’s bylaws.

The Nominating Committee acts under the authority of the Nominating Committee Charter approved and adopted by the Board on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.

The Nominating Committee is currently comprised of Messrs. Pevow and Raasch.  During the fiscal year ended December 31, 2012, the Nominating Committee did not meet.

Other Committees .  The Board establishes other Board committees from time to time as it determines appropriate. On October 11, 2012, the Board formed a special committee of its Board (the “Special Committee”), consisting of Messrs. Huff, Niemann and Raasch, and subsequently, on February 19, 2013, also appointed Mr. Bauch, to explore and evaluate the sale of certain of the Company’s assets, including the proposed sale of certain assets to a company controlled by Frederick M. Pevow, which sale was ultimately consummated on February 7, 2013 pursuant to the Asset Sales Agreement, dated December 12, 2012, between Gateway Pipeline USA Corporation and FMP Holdings, LLC (the “Agreement”).  On October 11, 2012, the Board formed a second special committee (the “Second Special Committee”) comprised of Messrs. Bauch, deGeurin and Raasch, to explore and evaluate alternatives available to reduce the cost burdens of being a publicly traded company, including whether to terminate its registration under the Securities Exchange Act of 1934, and to evaluate other alternatives, including conversion into a limited liability company, which the Company expects would provide it with greater access to capital in order to meet its present and future business needs.

Contact the Board of Directors

The Board has established a process by which stockholders may send communications to the Board.  Stockholders may direct questions or comments about accounting, internal accounting controls or auditing matters or other concerns to the Board by contacting the Board in either of the following ways:

Write to the Board:	E-mail the Board:
GEC Board of Directors Gateway Energy Corporation 1415 Louisiana Street, Suite 4100 Houston, Texas 77002	info@gatewayenergy.com

•                     Questions relating to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee.

•                     Other concerns will be referred to the Chairman of the Board.

•                     All questions and comments will be received and processed by the Secretary or Assistant Secretary of the Company.

•                     Stockholders will receive a written acknowledgement from the Secretary or Assistant Secretary upon receipt of the stockholder’s written question or comment.

•                     Stockholders can report their concerns anonymously or confidentially.

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Item 12.    Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Security Ownership of Beneficial Owners and Management

The following table sets forth information as of April 29, 2013 concerning the shares of Common Stock beneficially owned by persons known to the Company to be beneficial owners of more than five percent (5%) of the Company’s issued and outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	GreyCap Energy, LLC 902 Wild Valley Houston, TX 77057	6,250,000 (2)	20.2%
Common Stock	Frederick M. Pevow, Jr. 910 Oak Valley Drive Houston, TX 77024	3,203,639 (3)	10.35%
Common Stock	Crosscap Management, Inc. (4) 5851 San Felipe, Suite 230 Houston, TX 77057	2,000,000 (4)	6.46%

(1)           Based on 30,613,637 shares of Common Stock issued and outstanding as of April 29, 2013 plus, if any, the appropriate number of options currently exercisable or exercisable within 60 days.

(2)           Consists of 6,250,000 shares of Common Stock directly owned by GreyCap Energy, LLC, a Texas limited liability company.  GreyCap Energy, LLC’s beneficial ownership is based on its Schedule 13D filed with the SEC on February 7, 2013.  Brady Crosswell serves as Managing Director of GreyCap Energy, LLC.  Mr. Crosswell also serves as Co-President of Crosscap Management, Inc.

(3)           Consists of 2,791,484 shares of Common Stock directly owned by Mr. Pevow, 115,498 shares of restricted Common Stock subject to various vesting provisions, and 296,657 shares of Common Stock underlying options currently exercisable or exercisable within 60 days.

(4)           Consists of 2,000,000 shares of Common Stock directly owned by Crosscap Partners, L.P., a Texas limited partnership, and Crosscap Partners Enhanced, L.P., a Texas limited partnership.  Crosscap Management, Inc. serves as investment manager to these partnerships and, in such capacity, may be deemed to have voting and dispositive power over the shares held for the accounts of these partnerships.  Brady Crosswell and Henry Crosswell serve as Co-Presidents of Crosscap Management, Inc.  Crosscap Management, Inc.’s beneficial ownership is based on its Schedule 13G/A filed with the SEC on December 17, 2010.

The following table sets forth information as of April 29, 2013 concerning the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and nominees and executive officers as a group.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Class (1)
Common Stock	Perin Greg deGeurin, Director	79,000 (2)	*
Common Stock	David F. Huff, Director	95,000 (3)	*
Common Stock	John O. Niemann, Jr., Director	825,642 (4)	2.67%
Common Stock	Frederick M. Pevow, Jr., Chairman of the Board, President and Chief Executive Officer	3,203,639 (5)	10.35%
Common Stock	John A. Raasch, Director	1,531,409 (6)	4.95%
Common Stock	William Bauch	0	*
	All directors, officers and nominees as a group	5,734,690	18.39%

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*              Indicates less than 1% ownership.

(1)           Based on 30,613,637 shares of Common Stock issued and outstanding as of April 29, 2013 plus, if any, the appropriate number of options currently exercisable or exercisable within 60 days.

(2)           Consists of 40,111 shares of Common Stock directly owned by Mr. deGeurin and 38,889 shares of restricted Common Stock subject to various vesting provisions.

(3)           Consists of 56,111 shares of Common Stock directly owned by Mr. Huff and 38,889 shares of restricted Common Stock subject to various vesting provisions.

(4)           Consists of 786,753 shares of Common Stock directly owned by Mr. Niemann and 38,889 shares of restricted common stock subject to various vesting provisions.

(5)           Consists of 2,791,484 shares of Common Stock directly owned by Mr. Pevow, 115,498 shares of restricted Common Stock subject to various vesting provisions, and 296,657 shares of Common Stock underlying options currently exercisable or exercisable within 60 days.

(6)           Consists of 1,382,520 shares of Common Stock directly owned by Mr. Raasch, 38,889 shares of restricted Common Stock subject to various vesting provisions, and 100,000 shares of Common Stock owned by WWJD, Inc., a Nevada corporation, of which Mr. Raasch is the President, Director, and sole shareholder.  Mr. Raasch is deemed to have beneficial ownership over the shares owned by WWJD, Inc. and 10,000 shares of Common Stock underlying options currently exercisable or exercisable within 60 days.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2012 with respect to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	642,249	$0.28	-
Equity compensation plans not approved by security holders	-	-	-
Total	642,249	$0.28	-

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Item 13.    Certain Relationships and Related Transactions, and Director Independence.

Transactions with Related Persons

In April 2010, Mr. Pevow, our President and Chief Executive Officer, then a beneficial holder of greater than ten percent of the outstanding shares of Common Stock of the Company, announced that he was soliciting written consents from the Company’s stockholders in order to remove the Company’s Board at that time, with the exception of John Raasch, and replace them with a Mr. Pevow’s nominees (the “Consent Solicitation”).  As a result of this Consent Solicitation, on May 19, 2010, six members of the seven-member Board of Directors, Charles O. Buckner, Steven W. Cattron, William A. Henry, Robert Panico, J. Darby Seré and Gordon L. Wright, resigned from the Board of Directors and, on June 1, 2010, Mr. Raasch, the sole remaining member of the Board of Directors following the resignations of such directors, appointed Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr. and Paul G. VanderLinden, III as directors of the Company.  Mr. Raasch and each of these five appointees were subsequently elected as directors of the Company at the Company’s annual meeting of stockholders held in August 2010.  Each of these six directors was reelected to the Board of Directors at the 2011 and 2012 annual meeting of stockholders.

As part of the resolution of the Consent Solicitation and the appointment of Mr. Pevow’s nominees on June 1, 2010, the Company and GEC Holding, LLC, and Frederick M. Pevow, Jr. entered into an agreement that, in addition to appointing Mr. Pevow’s board nominees and agreeing to terminate the Consent Solicitation, the parties agreed that the Company would, subject to Board approval, reimburse Mr. Pevow for actual out-of-pocket fees and expenses incurred in connection with the consent solicitation, up to $310,771.08, $75,000 of which was paid within one business day of the execution of the agreement and $75,000 of which was paid on or before June 30, 2010. The remaining amount was payable in 12 equal monthly installments of $13,397.59, with such payments ending on May 31, 2011.

On February 13, 2013, the Company closed and funded three transactions in order to improve the Company’s financial condition and liquidity.  On December 12, 2012, Gateway Pipeline USA Corporation (“GPUC”), a wholly owned subsidiary of the Company, entered into an asset sales agreement (the “ASA”) with GEC Holding, LLC (now known as FMP Holdings, LLC, the “Buyer”), pursuant to which GPUC agreed to sell certain assets, including certain pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, as well as certain surface contracts, commercial contracts and records related to the operation of the facilities (the “Assets”), to the Buyer for $1,100,000.

Closing of the ASA was conditioned upon the entry of the Company into an agreement with Meridian Bank Texas (“Meridian Bank”), in connection with its loan agreement dated December 7, 2009, as amended April 5, 2011, October 31, 2011 and December 9, 2011 (the “Loan

Agreement.”).

On February 7, 2013, the Company entered into the Subscription Agreement, pursuant to which GreyCap Energy, LLC (“GreyCap”) acquired 6,250,000 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), constituting 20.4% of the Company’s issued and outstanding Common Stock, at an aggregate purchase price of $250,000.  The shares purchased by GreyCap were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Following the closing of the purchase of shares by GreyCap, the Company was required to appoint William Bauch to the Board, to serve on the Board through the date of the Company’s 2013 annual meeting of stockholders, or until a successor is duly elected and qualified.

Pursuant to the terms of the Subscription Agreement, if the Company proposes to sell any equity securities, with certain exceptions,

before February 7, 2015, GreyCap shall have the opportunity to purchase, on the same terms, at the same price and for the same consideration to be paid by the proposed buyer(s) of the additional equity securities in an amount up to the product obtained by multiplying (i) the number of equity securities being offered to the proposed buyer(s) by (ii) the lesser of (x) 20.4% or (y) a fraction, the numerator of which is the number of shares of common stock owned by GreyCap at the time and the denominator of which is the total number of issued and outstanding shares of common stock at such time.

Director Independence

The business of the Company is managed under the direction of the Board.  Our Board currently consists of six persons.  With the exception of Mr. Pevow, the Company’s President and Chief Executive Officer, each of our directors satisfies the independence requirements of the SEC and Nasdaq listing standards.

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Item 14.    Principal Accounting Fees and Services

Audit Fees

For the fiscal year ended December 31, 2012, the Company paid Pannell Kerr Forster of Texas, P.C. (“PKF”) aggregate fees of $84,985 for auditing the consolidated financial statements included in the Company’s Annual Report on Form 10-K and for reviewing the unaudited consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.  For the fiscal year ended December 31, 2011, the Company paid PKF aggregate fees of $81,621 for auditing the consolidated financial statements included in the Company’s Annual Report on Form 10-K and for reviewing the unaudited consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees

The Company did not pay any fees to PKF for audit related services in the fiscal years ended December 31, 2012 and 2011.

Tax Fees

The Company paid PKF $36,775 for non-audit related services, which primarily consisted of preparation of federal and state income tax returns, in the fiscal year ended December 31, 2012.  The Company paid PKF $27,465 for non-audit related services, which primarily consisted of preparation of federal and state income tax returns, in the fiscal year ended December 31, 2011.

All Other Fees

The Company did not pay any fees to PKF for financial information systems design and implementation or for other non-audit related services in the fiscal year ended December 31, 2012.  The Company did not pay any fees to PKF for financial information systems design and implementation or for other non-audit related services in the fiscal year ended December 31, 2011.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by PKF for the 2011 and 2012 fiscal years.

	2011	2012
Audit fees...............................................................................................................	$81,621	$84,985
Audit‑related fees.................................................................................................	—	—
Tax fees.................................................................................................................	27,465	36,775
Other fees...............................................................................................................	—	—
Total.......................................................................................................................	$109,086	$121,760

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.  The audit and other services provided by our independent accountants are supervised by the Audit Committee.  No services were performed in the fiscal years ended December 31, 2012 or 2011 by our independent registered public accountants that had not been pre-approved by our Audit Committee.

Audit Committee Report

Management has the primary responsibility for the Company’s financial statements.  The Company’s independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., audits the annual financial statements prepared by management and expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles.  Additionally, Pannell Kerr Forster of Texas, P.C. conducts quarterly reviews of the Company’s unaudited financial statements in accordance with Statement on Auditing Standards (“SAS”) No. 100, “Interim Financial Information,” as amended by SAS No. 90, “Audit Committee Communications.”

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The Audit Committee performed the following during the fiscal year ended December 31, 2012:

•               The Audit Committee reviewed the Company’s annual audited financial statements and quarterly unaudited financial statements and met with both management and Pannell Kerr Forster of Texas, P.C. to discuss those financial statements.  Management has represented to the Audit Committee that those financial statements were prepared in accordance with U.S. generally accepted accounting principles;

•               The Audit Committee discussed with Pannell Kerr Forster of Texas, P.C. the written disclosures and letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditors communications with the Audit Committee concerning independence, and has discussed with the auditor the auditor’s independence from the Company; and

•               Based on its review and the discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission.

•                     As first disclosed in the current report on Form 8-K, filed with the SEC on March 13, 2013, o n March 5, 2013, the Audit Committee determined that the Company’s consolidated financial statements for the year ended December 31, 2011 and the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 should no longer be relied upon.  See the foregoing Form 8-K for additional information.

Submitted by the Audit Committee

John O. Niemann (Chairman)

David F. Huff

John A. Raasch

13

                                                                                                                                                                              PART IV

Item 15.    Exhibits, Financial Statement Schedules.

(a)           Exhibits

Exhibits	Description
31.1	Certificate of Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certificate of Principal Executive Officer pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

14

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Energy Corporation
By:	/s/ Frederick M. Pevow, Jr.
Name:	Frederick M. Pevow, Jr.
Title:	President & Chief Executive Officer Secretary and Treasurer
Date:	April 30, 2012

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Title	Date
/s/ William H. Bauch William H. Bauch	Director	April 30, 2013
/s/ Perin Greg deGuerin Perin Greg (“Greg”) deGeurin	Director	April 30, 2013
/s/ David F. Huff David F. Huff	Director	April 30, 2013
/s/ John O. Niemann, Jr. John O. Niemann, Jr.	Director	April 30, 2013
/s/ Frederick M. Pevow, Jr. Frederick (“Fred”) M. Pevow, Jr.	Director	April 30, 2013
/s/ John A. Raasch John A. Raasch	Director	April 30, 2013

15

Exhibit 31.1

Certification Pursuant to

18 U.S.C. Section 1350, As Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

I, Frederick M. Pevow, certify that:

1.     I have reviewed this annual report on Form 10-K/A of Gateway Energy Corporation;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.     Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.     The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.     Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.     Designed such internal controls over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.     Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.     Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.     The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors:

a.     All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b.     Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 30, 2013

/s/ Frederick M. Pevow, Jr. Frederick M. Pevow Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)

1

Exhibit 32.1

Certification Pursuant to

18 U.S.C. Section 1350, As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Gateway Energy Corporation (the “Company”) on Form 10-K/A for the year ended December 31, 2012, as filed with the SEC on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes‑Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/ s/ Frederick M. Pevow, Jr. Frederick M. Pevow Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) April 30, 2013

2

3

Annex E

Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2013

4

 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

 FORM 10-Q

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2013

OR

[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from

 __________to __________

                                  Commission File No.     000-06404

GATEWAY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	44-0651207
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1415 Louisiana Street, Suite 4100

Houston, TX  77002

(Address of principal executive offices, including zip code)

(713) 336-0844

(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.                 Yes   X                  No ___

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes  X  No ___

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by checkmark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)  Yes______ No   X

As of May 15,2013, the registrant had 30,613,637 shares of its common stock outstanding.

1

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

INDEX TO QUARTERLY REPORT

ON FORM 10-Q

Part  I - Financial Information

2

ITEM 1.     FINANCIAL STATEMENTS

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

	As of
	March 31, 2013	December 31, 2012
	(Unaudited)
ASSETS

Current Assets
Cash and cash equivalents	$237,719	$33,631
Restricted cash	423,166	-
Accounts receivable trade	528,242	643,524
Prepaid expenses and other assets	104,041	137,085
Current assets of discontinued operations	-	64,698
Total current assets	1,293,168	878,938

Property and Equipment, at cost
Gas distribution, transmission and gathering	14,316,836	14,066,836
Office furniture and other equipment	174,254	174,254
	14,491,090	14,241,090
Less accumulated depreciation and amortization	(10,891,325)	(10,571,643)
	3,599,765	3,669,447

Other Assets
Non-current assets of discontinued operations	-	1,007,287
Other	36,525	28,890
	36,525	1,036,177
Total assets	$4,929,458	$5,584,562

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$487,923	$513,703
Accrued expenses and other liabilities	93,897	20,344
Notes payable - insurance	15,413	60,277
Asset retirement obligations	891,102	595,534
Current maturities of long-term debt	1,712,674	2,557,674
Current liabilities of discontinued operations	-	15,466
Total current liabilities	3,201,009	3,762,998

Asset retirement obligations	735,228	807,326
Total liabilities	3,936,237	4,570,324

Commitments and contingencies

Stockholders' Equity
Preferred stock, $1.00 par value, 10,000 shares authorized, no shares issued and outstanding, respectively	-	-
Common stock, $0.01 par value, 150,000,000 shares authorized, 30,332,056 and 24,082,056 shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	303,321	240,821
Additional paid-in capital	23,378,055	23,174,831
Accumulated deficit	(22,688,155)	(22,401,414)
Total stockholders' equity	993,221	1,014,238
Total liabilities and stockholders' equity	$4,929,458	$5,584,562

3

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

4

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended March 31,
	2013	2012

Operating revenues
Sales of natural gas	$1,020,165	$962,421
Transportation of natural gas and liquids	291,938	317,770
Reimbursables	19,500	137,131
	1,331,603	1,417,322

Operating costs and expenses
Cost of natural gas purchased	896,042	786,621
Operation and maintenance	81,222	89,718
Reimbursable costs	19,500	137,131
General and administrative	349,855	388,946
Acquisition costs	-	30,642
Asset impairments	250,000	-
Depreciation and amortization	69,682	112,685
Asset retirement obligation accretion	28,154	25,023
	1,694,455	1,570,766

Operating loss	(362,852)	(153,444)

Other expense
Interest expense, net	(35,832)	(34,339)
Other, net	(95)	(4,505)
Other expense, net	(35,927)	(38,844)

Loss from continuing operations
before income taxes and discontinued operations	(398,779)	(192,288)
Income tax expense	(14,109)	(5,723)
Loss from continuing operations	(412,888)	(198,011)

Income from discontinued operations, net of taxes	126,147	51,262

Net loss	$(286,741)	$(146,749)

Basic and diluted income (loss) per share:
Continuing operations	$(0.01)	$(0.01)
Discontinued operations	-	-
Net loss	$(0.01)	$(0.01)

Weighted average number of basic and
diluted common shares outstanding	27,693,167	23,674,602

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

5

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
	(Unaudited)
	For the Three Months Ended March 31,
	2013	2012

Cash flows from operating activities - continuing operations
Loss from continuing operations	$(412,888)	$(198,011)
Adjustments to reconcile loss from continuing operations
to net cash provided by operating activities:
Depreciation and amortization	69,682	112,685
Asset impairment	250,000	-
Asset retirement obligation accretion	28,154	25,023
Stock based compensation expense, net of forfeitures	15,724	17,833
Amortization of deferred loan costs	12,802	5,629
Asset retirement obligation expenditures	(54,684)	-
Net change in operating assets and liabilities, resulting
from changes in:
Accounts receivable trade	115,282	(57,227)
Prepaid expenses, deposits and other assets	35,669	57,797
Accounts payable	(25,780)	77,257
Accrued expenses and other liabilities	73,553	(8,728)
Net cash provided by operating activities	107,514	32,258

Cash flows from investing activities - continuing operations
Capital expenditures	-	(11,036)
Acquisitions	-	(1,000,000)
Net cash used in investing activities	-	(1,011,036)

Cash flows from financing activities - continuing operations
Issuance of common stock	250,000	-
Proceeds from borrowings	44,785	750,000
Payments on borrowings	(934,649)	(116,928)
Deferred financing costs	(23,062)	(8,750)
Change in restricted cash	(423,166)	-
Net cash provided by (used in) financing activities	(1,086,092)	624,322

Net decrease in cash and cash equivalents from continuing operations	(978,578)	(354,456)

Discontinued operations
Net cash provided by discontinued operations operating activity	175,379	45,616
Net cash provided by discontinued operations investing activity	1,007,287	-
Net increase in cash and cash equivalents from discontinued operations	1,182,666	45,616

Cash and cash equivalents at beginning of period	33,631	554,054
Cash and cash equivalents at end of period	$237,719	$245,214

Supplemental disclosures of cash flow information
Cash paid for interest	$13,663	$28,907
Cash paid for taxes	$-	$-

6

The accompanying notes are an integral part of these unaudited consolidated condensed financial statements.

7

  (1)  Business and Organization

Gateway Energy Corporation (the “Company” or “Gateway”), a Delaware corporation, was incorporated in 1960 and entered its current business in 1992.  The Company's common stock, par value $0.01 per share, is traded in the over-the-counter market on the bulletin board (“OTCBB”) section under the symbol GNRG.  Gateway is engaged in the midstream natural gas business.  The Company owns and operates natural gas distribution, transmission and gathering systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.

Gateway conducts all of its business through its wholly owned subsidiary companies, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Energy Marketing Company, Gateway Processing Company, Gateway Pipeline USA Corporation, Gateway Delmar LLC, Gateway Commerce LLC and CEU TX NPI, L.L.C.  Gateway-Madisonville Pipeline, L.L.C. is 67% owned by Gateway Pipeline Company and 33% owned by Gateway Processing Company.

Access to our annual reports on Form 10-K, quarterly reports on Form 10-Q, our Code of Ethics and current reports on Form 8-K are available at Gateway’s website, www.gatewayenergy.com.

The Company had available cash of $237,719 at March 31, 2013.  In addition, as of March 31, 2013, the Company had current debt obligations of $1,712,674 and current asset retirement obligations of $891,102.  Based on the Company’s cash position and its projected cash flows from operations as of March 31, 2013, the Company will not have the ability to repay its existing debt obligations, committed capital expenditures and asset retirement obligations unless it is able to obtain additional financing or raise cash through other means, such as asset sales.  If the Company is unsuccessful in those efforts, the Company may be unable to continue its operations.

The Company is actively exploring potential sources of capital to allow it to fund a combination of debt service and asset retirement obligations and to accelerate the implementation of its growth strategy.  Any new capital may take several forms.  There is no guarantee that it will be able to raise outside capital.

In this regard, during the fourth quarter of 2012, the Company entered into an asset sales agreement with FMP Holdings, LLC (the “Buyer”), pursuant to which the Company agreed to sell its Tyson Pipeline Systems, which were acquired October 18, 2010, to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, the Company’s President, Chief Executive Officer and Director.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, the Company closed this transaction.

Furthermore, on February 7, 2013, the Company entered into a subscription agreement, pursuant to which GreyCap Energy LLC agreed to acquire 6,250,000 shares of its common stock, constituting 20.4% of its issued and outstanding common stock, at a sale price of $0.04 per common share, for an aggregate purchase price of $250,000.

With the net proceeds of these two transactions, the Company reduced its borrowings under its Loan Agreement with Meridian Bank by $825,000 and escrowed $450,000 with Meridian Bank to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

The balance of the net proceeds will be used for general corporate purposes.

Glossary

                In the following discussion, “Mcf” refers to thousand cubic feet of natural gas; “Bbl” refers to barrel of liquid hydrocarbons of approximately 42 U.S. gallons; “Btu” refers to British thermal unit, a common measure of the energy content of natural gas; “MMBtu” refers to one million British thermal units; “Mcfe” refers to thousand cubic feet equivalent; and liquid hydrocarbons are converted to Mcf equivalents using the ratio of 1.0 barrel of liquid hydrocarbons to 6.0 Mcf of natural gas.

8

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

(2)  Summary of Significant Accounting Policies and Estimates

Basis of Presentation

                The Company has prepared the accompanying unaudited consolidated condensed financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) instructions to Form 10-Q and Item 310(b) of Regulation S-K.  These financial statements should be read together with the financial statements and notes in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on April 8, 2013.  Certain information and footnote disclosures normally included in financial statements prepared in accordance U.S. GAAP have been condensed or omitted.  The accompanying financial statements reflect all adjustments and disclosures, which, in the Company’s opinion, are necessary for fair presentation.  All such adjustments are of a normal recurring nature.  The results of operations for the interim periods are not necessarily indicative of the results of the entire year.  Certain reclassifications have been made to the prior period financial statements to conform to the current period’s presentation.

All of the Company’s operations are onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  Management separately reviews and evaluates the operations of each of its gas distribution, transmission and gathering systems individually, however, these operations are aggregated into one reportable segment due to the fact that all of the Company’s operations are subject to similar economic and regulatory conditions and operate in the same industry group such that they are likely to have similar long-term prospects for financial performance.

Principles of Consolidation

The Company consolidates the financial statements of its majority-owned and wholly-owned subsidiaries.  All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management’s significant estimates include depreciation of long-lived assets, estimates and timing of asset retirement obligations, amortization of deferred loan costs, deferred tax valuation allowance, intangible asset lives, impairment and valuation of the fair value of our long-lived assets, purchase price allocations and valuation of stock based transactions.  Actual results could differ from those estimates.

Concentrations of Credit Risk

                The Company maintains all cash in deposit accounts, which at times may exceed federally insured limits. Additionally, the Company maintains credit on account for customers. The Company has not experienced material losses in such accounts and believes its accounts are fully collectable.  Accordingly, no allowance for doubtful accounts has been provided.

                During the three months ended March 31, 2013, two companies, Hydrocarbon Exchange Corp. and ETC Marketing, Ltd and supplied 52.4% and 47.6%, respectively, of the Company’s total natural gas purchases.

9

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

Due to the nature of the Company’s operations and location of its gas distribution, transmission and gathering systems, the Company is subject to concentration of its sources of revenue from a few significant customers.  Revenues from customers representing 10% or more of total revenue for the three months ended March 31, 2013 and 2012 are as follows:

	Three Months Ended March 31,
	2013	2012

Dart Container Corporation	51.2%	41.7%
Owens Corning	25.6%	27.2%

The loss of the Company’s contracts with Dart Container Corporation or Owens Corning could have a material adverse effect on its business, results of operations and financial condition.  The Company’s accounts receivable are not collateralized.

Property and Equipment

Property and equipment is stated at cost, plus capitalized interest costs on major projects during their construction period.  Additions and improvements that add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  Depreciation and amortization is calculated using the straight-line method over estimated useful lives ranging from 10 to 20 years for its gas distribution, transmission and gathering systems and from two to ten years for office furniture and other equipment.  Upon disposition or retirement of any gas distribution, transmission or gathering system components, any gain or loss is charged or credited to accumulated depreciation.  When entire gas distribution, transmission and gathering systems or other property and equipment are retired or sold, any resulting gain or loss is credited to or charged against operations.

Property, plant and equipment and identifiable intangible assets are reviewed for impairment, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, “Property, Plant, and Equipment,” whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.

Asset Retirement Obligations

 The Company recognizes asset retirement obligations associated with the retirement of tangible long-lived assets that result from their acquisition, construction, development and operation, when laws or regulations require the Company to pay for their abandonment, in accordance with the ASC Topic 410, “Asset Retirement and Environmental Obligations”.  The Company records the fair value of an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying value of the related long-lived asset.  The obligation is subsequently allocated to expense using a systematic and rational method.  The Company has recorded an asset retirement obligation to reflect its legal obligations related to future abandonment of its pipelines and gas gathering systems, even though the timing and realized allocation of the cost between the Company and its customers may be subject to change. The Company estimates the expected cash flows associated with the legal obligation and discounts the amount using a credit-adjusted, risk-free interest rate.  At least annually, the Company reassesses the obligation to determine whether a change in the estimated obligation is necessary.  The Company also evaluates whether there are indicators that suggest the estimated cash flows underlying the obligation have materially changed.  Should those indicators suggest the estimated obligation may have materially changed on an interim basis (quarterly), the Company will accordingly update its assessment.

10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

The following table describes changes to the Company’s asset retirement obligation liability during the three months ended March 31, 2013:

Asset retirement obligation, beginning of period	$1,402,860
Revisions in estimated liabilities	250,000
Asset retirement obligation accretion	28,154
Liabilities settled	(54,684)
Asset retirement obligation, end of period	1,626,330
Less current portion	(891,102)
Asset retirement obligation, long term	$735,228

Since June 30, 2012, several of the Company’s offshore and onshore assets have been negatively affected by the loss of future revenues as customers have chosen to delay or abandon natural gas production due to depressed natural gas prices.  Based on those events and then current natural gas market conditions, management performed an impairment review of its capitalized costs on these systems as of September 30, 2012, including their future abandonment costs and associated intangible assets, in accordance with ASC Topic 360 and determined an impairment of those assets was required.  During the three months ended March 31, 2013, the Company determined that a revision in its estimated abandonment obligation was necessary and accrued an additional $250,000.  As a result of the Company’s continued belief in the lack of further recovery from these assets, the accrual necessary to increase the abandonment obligation was reflected as additional asset impairment expense on the Company’s consolidated Statement of Operations for the three months ended March 31, 2013.

Income Taxes

The Company computes income taxes using the asset and liability method whereby deferred tax assets are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities from a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance is established against such assets where management is unable to conclude more likely than not that such asset will be realized.

The Company recognizes the impact from an uncertain tax position only if that position is more likely than not of being sustained upon examination by the taxing authority based on the technical merits of the position.  Interest and/or penalties related to income tax matters are to be recognized in current income tax expense.  The Company’s tax years from 2002 forward are subject to examination.

Earnings per Share

Basic earnings per share is computed by dividing net earnings or net loss by the weighted average number of common shares outstanding during the period.  Diluted earnings per share is computed by dividing net earnings or net loss by the weighted average number of shares outstanding, after giving effect to potentially dilutive common share equivalents outstanding during the period.  Potentially dilutive common share equivalents are not included in the computation of diluted earnings per share if they are anti-dilutive.  During the three months ended March 31, 2013 and 2012, all potentially dilutive common shares arising from outstanding stock options and restricted stock have been excluded from diluted earnings per share as their effects were anti-dilutive.

(3)	Business Combinations

                Acquisition of Commerce Pipeline

On February 29, 2012, Gateway Commerce LLC, a wholly owned subsidiary of the Company, purchased a natural gas

11

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

pipeline from Commerce Pipeline, L.P. (“Commerce”).  The acquisition was made as part of the Company’s strategy to expand its unregulated natural gas distribution activities.  The pipeline is located in Commerce, Texas and delivers natural gas into an aluminum smelting plant owned by Hydro Aluminum Metal Products North America.  The pipeline and related assets were acquired pursuant to an Asset Sales Agreement (the “Agreement”), dated February 29, 2012, between Gateway Commerce LLC and Commerce.  Pursuant to the Agreement and subject to the terms contained therein, Gateway Commerce LLC agreed to acquire from Commerce the pipeline and related assets for $1,000,000 in cash.  The Agreement contained representations, warranties and indemnities that are customary for transactions of this type.  The Company financed the $1,000,000 purchase price through a combination of cash-on-hand and borrowings under its credit facility.  The transaction was accounted for in accordance with ASC Topic 805 “Business Combinations” and recorded to its gas distribution, transmission and gathering property and equipment account.  During the three months ended March 31, 2012, the Company incurred $30,642 in acquisition costs related to legal fees and due diligence expenses associated with this transaction.  During the three months ended March 31, 2013 and 2012, the Company realized revenue of $46,184 and $15,284, respectively, and operating income of $42,983 and $14,566, respectively, from the activity associated with its Commerce pipeline.

(4)	Discontinued Operations

On July 31, 2012, the Company sold its Bolivar pipeline to Duma Energy Corporation (“Duma”), the operator of the field in which the Bolivar pipeline is located.  In connection with the sale, the Company received $1.00 and Duma assumed certain post-closing liabilities, including the future abandonment obligation of the pipeline.  As of June 30, 2012, the Company carried an asset retirement obligation of $49,310 on its balance sheet with respect to the Bolivar pipeline.  The Company realized an operating loss of $4,956 during the three months ended March 31, 2012, with respect to the Bolivar pipeline.

On October 11, 2012, the board of directors of the Company formed a special committee, consisting solely of independent directors, to consider a proposal from the Company’s President, Chief Executive Officer and Director, Frederick M. Pevow, Jr., for a sale of certain of the Company’s assets to Mr. Pevow (the “Asset Sale”).

On December 12, 2012, Gateway Pipeline USA Corporation (“Gateway Pipeline USA”), a wholly owned subsidiary of the Company, entered into an asset sales agreement (the “ASA”) with FMP Holdings, LLC (the “Buyer”), pursuant to which Gateway Pipeline USA would sell certain assets, including certain pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, as well as certain surface contracts, commercial contracts and records related to the operation of the facilities (the “Sold Assets”), to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, the President, Chief Executive Officer and Director of the Company.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, the Company closed this transaction.

The Company has determined that, given the consummation of the sale transaction, it has met the guidance set forth in both ASC Topic 205, “Presentation of Financial Statements” and ASC Topic 360, “Property, Plant and Equipment” to reflect the assets, liabilities and results of operations of the Sold Assets as a component of Discontinued Operations for all periods presented herein.

The Company’s results of operations from discontinued operations are as follows:

	For the Three Months Ended March 31,

	2013	2012

Transportation of natural gas and liquids	$38,447	$80,456
Operation and maintenance	(5,289)	(11,366)
Depreciation	(5,292)	(12,701)
Other income (expense)	807	(5,127)
Gain on sale of assets	97,474	-
Income from discontinued operations, net of taxes	$126,147	$51,262

12

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

(5)	Debt

Insurance Notes Payable

During 2012, the Company executed premium finance agreements for its insurance premiums.  The total original principal amount of the notes issued in connection with these agreements was $148,674 with an interest rate of 3.99%.  The notes require monthly principal and interest payments.  The amount of the monthly payment varies depending on any changes in coverage and policy renewal periods.

Long Term Debt

In connection with the sale of the Sold Assets and the closing of the ASA, and effective as of January 30, 2013, the Company, Gateway Pipeline Company (“GPC”), Gateway Offshore Pipeline Company (“GOPC”), Gateway Processing Company (“Gateway Processing”), Gateway Energy Marketing Company (“GEMC”), Gateway Pipeline USA, Gateway Commerce LLC (“GCLLC”) and Gateway Delmar LLC (together with GPC, GOPC, Gateway Processing, GEMC, Gateway Pipeline USA and GCLLC, the “Guarantors”), entered into a fifth amendment to the Loan Agreement (the “Fifth Amendment”) with Meridian Bank.

Pursuant to the Fifth Amendment, the following amendments were made to the Loan Agreement:

•         In addition to certain existing collateral securing obligations under the note, the Company assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

•         Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Loan Agreement.

•         The Fifth Amendment requires that the Company maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

In connection with entering the Fifth Amendment, the Company and Meridian also entered into an Amendment to Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note, as of January 30, 2013, after the partial payoff contemplated by the Paydown Letter was $1,732,674, and has a maturity date of June 30, 2013.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with a maturity date of June 30, 2013.

As of March 31, 2013, there was a $1,712,674 outstanding balance on the facility.  At March 31, 2013, the Company was not in compliance with the current ratio covenant of the Loan Agreement.  The Company has not received a waiver of this non-compliance.

(6)	Equity

                Issuance of Common Stock

On February 7, 2013, the Company entered into a subscription agreement (the “Subscription Agreement”), pursuant to which GreyCap Energy LLC (“GreyCap”) agreed to acquire 6,250,000 shares of the Company’s common stock, constituting 20.4% of the Company’s issued and outstanding common stock, at an aggregate purchase price of $250,000.

The closing of the transactions contemplated by the Subscription Agreement was to occur immediately following the closing of the (i) transactions contemplated by the ASA and (ii) the Fifth Amendment.  The shares purchased by GreyCap were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

13

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

Pursuant to the terms of the Subscription Agreement, if the Company proposes to sell any equity securities, with certain exceptions, before February 7, 2015, GreyCap shall have the opportunity to purchase, on the same terms, at the same price and for the same consideration to be paid by the proposed buyer(s) of the additional equity securities in an amount up to the product obtained by multiplying (i) the number of equity securities being offered to the proposed buyer(s) by (ii) the lesser of (x) 20.4% or (y) a fraction, the numerator of which is the number of shares of common stock owned by GreyCap at the time and the denominator of which is the total number of issued and outstanding shares of common stock at such time.

Stock Compensation

Gateway’s 2007 Plan provides for stock-based compensation for officers, employees and non-employee directors.  The 2007 Plan was approved by the shareholders during May 2007 and provided for 2,000,000 shares to be made available under the plan.  In December 2012, the Company’s 2007 Plan was frozen. As a result, no further grants or awards will be made under the 2007 Plan.

The Company made no stock-based compensation awards during the three months ended March 31, 2013.  As of March 31, 2013, 622,249 shares of the Company’s common stock were issuable under outstanding stock option grants under the 2007 Plan (which is in addition to 20,000 shares issuable under outstanding stock option grants under the Company’s former 1998 Stock Option Plans).  The Company also has 281,581 shares of unvested restricted stock outstanding under the 2007 Plan.

Compensation expense related to non-qualified stock options and restricted stock was $15,724 for the three months ended March 31, 2013, as compared to compensation expense of $17,833 for the three months ended March 31, 2012.  We view all awards of stock-based compensation as a single award with an expected life equal to the average expected life of component awards and amortize the fair value of the award over the requisite service period.

Compensation expense related solely to stock options was $4,915 and $5,015 for the three months ended March 31, 2013 and 2012, respectively.  The Company had no forfeitures in the first three months of 2013 or 2012.  At March 31, 2013, there was $13,478 of total unrecognized compensation expense related to unvested stock option awards which is expected to be recognized over a remaining weighted-average period of approximately one year.

                The following table represents stock option activity for the three months ended March 31, 2013:

		Weighted	Weighted
		Average	Average	Intrinsic Value
		Exercise	Contractual	of Options as of
	Shares	Price	Terms	March 31, 2013
(Years)

Options outstanding, beginning of period	642,249	$0.28	3.01
Options granted	-	$-	-
Options cancelled	-	$-	-
Options exercised	-	$-	-
Options outstanding, end of period	642,249	$0.28	2.77	$-
Options exercisable, end of period	326,657	$0.31	2.52	$-

The market value of the Company’s common stock, as quoted on the OTCBB, on March 29, 2013, the last trading day of the Company’s first quarter, was $0.03 per share.

14

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

Compensation expense for restricted stock is recognized on a straight-line basis over the vesting period.  We recognized $10,809 and $12,818 in compensation expense related to restricted stock grants during the three months ended March 31, 2013 and 2012, respectively.  Compensation expense related to restricted stock grants is based upon the market value of the shares on the date of the grant.  As of March 31, 2013, unrecognized compensation cost related to restricted stock awards was $32,176, which is expected to be recognized over the remaining weighted average period of approximately one year.

                The following table represents restricted stock activity for the three months ended March 31, 2013:

		Weighted Average
		Grant Date
	Shares	Fair Value

Non-vested, beginning of period	281,581	$0.23
Granted	-	$-
Vested	-	$-
Forfeited	-	$-
Non-vested, end of period	281,581	$0.23

15

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

16

Item  2.   Management's Discussion and Analysis of Financial Condition and Results of Operations

This Quarterly Report on Form 10-Q contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among others, possible future events, our future performance, and our future operations.  Forward-looking statements can be identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar references to future periods. These statements are only our predictions.  Any forward-looking statement made by us in this Quarterly Report on Form 10-Q is based only on information currently available to us and speaks only as of the date on which it is made.  Our actual results could and likely will differ materially from these forward-looking statements for many reasons, including the risks described in our Annual Report on Form 10-K for the year ended December 31, 2012.  We cannot guarantee future results, levels of activities, performance, or achievements. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time, whether as a result of new information, future developments or otherwise.

Examples of forward-looking statements include, among others, statements we make concerning:

•      Expectations regarding our operating margins from our distribution systems;

•      Expectations regarding our transportation revenues from our gathering systems;

•      Expectations regarding our operating margins from our gathering systems;

•      Expectations regarding our general and administrative expenses in 2013; and

•      Expectations regarding our ability to finance the construction of new facilities.

                Critical Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires estimates and assumptions that affect the reporting of assets, liabilities, revenue and expenses, and the disclosure of contingent assets and liabilities.  Note 2 to our audited Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2012, provides a summary of our significant accounting policies, which are all in accordance with U.S. GAAP.  Certain of our accounting policies are critical to understanding our Consolidated Financial Statements because their application requires management to make assumptions about future results and depends to a large extent on management’s judgment, because past results have fluctuated and are expected to continue to do so in the future.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management’s significant estimates include depreciation of long-lived assets, estimates and timing of asset retirement obligations, amortization of deferred loan costs, deferred tax valuation allowance, intangible asset lives, impairment and valuation of the fair value of our long-lived assets, purchase price allocations and valuation of stock based transactions.  Actual results could differ from those estimates.

Results of Operations

                General

                All of our operations are onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  We separately review and evaluate the operations of each of our gas distribution, transmission and gathering systems; however, these operations are aggregated into one reportable segment due to the fact that all of our operations are subject to similar economic and regulatory conditions and operate in the same industry group such that they are likely to have similar long-term prospects for financial performance.

The Henry Hub monthly, INSIDE FERC price for natural gas (as quoted in the Platts Gas Daily Price Guide) during

17

the three months ended March 31, 2013, averaged $3.34 per MMBtu, as compared to $2.72 per MMBtu for the three months ended March 31, 2012.

	For the Three Months Ended March 31,
	2013	2012

Operating revenues
Sales of natural gas	$1,020,165	$962,421
Transportation of natural gas and liquids	291,938	317,770
Reimbursables	19,500	137,131
	1,331,603	1,417,322

Operating costs and expenses
Cost of natural gas purchased	896,042	786,621
Operation and maintenance	81,222	89,718
Reimbursable costs	19,500	137,131
General and administrative	349,855	388,946
Acquisition costs	-	30,642
Asset impairments	250,000	-
Depreciation and amortization	69,682	112,685
Asset retirement obligation accretion	28,154	25,023
	1,694,455	1,570,766

Operating loss	(362,852)	(153,444)

Other expense
Interest expense, net	(35,832)	(34,339)
Other, net	(95)	(4,505)
Other expense, net	(35,927)	(38,844)

Loss from continuing operations
before income taxes and discontinued operations	(398,779)	(192,288)
Income tax expense	(14,109)	(5,723)
Loss from continuing operations	(412,888)	(198,011)

Income from discontinued operations, net of taxes	126,147	51,262

Net loss	$(286,741)	$(146,749)

                Revenues

Our total revenues declined $85,719, or 6.0%, during the three months ended March 31, 2013, as compared to the three months ended March 31, 2012.

Revenues from sales of gas on our Waxahachie distribution system increased $57,744 for the three months ended March 31, 2013, as compared to the three months ended March 31, 2012, predominantly attributable to significantly higher gas prices.  The Company realized an average price of $3.96 per MMBtu for the first quarter of 2013, as compared to $3.38 per MMBtu for the first quarter of 2012.  The benefit of this increase, however, was partially offset by a decline in our average sales volume between the two periods.  During the first quarter of 2013, our sales volumes totaled 257,478MMBtu, or an average of 2,861MMBtu per day, as compared to 284,352MMBtu, or an average of 3,125 MMBtu per day, for the first quarter of 2012.  The increase in revenues due to higher gas prices from our Waxahachie system was more than offset by increases in the cost of purchased gas.  Although our volumes are bought and sold pursuant to “back-to-back” contracts based on monthly price indices, we were not able to pass along the full scope of our price increases to our customer in our latest contract renegotiation.

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Our transportation revenues decreased by $25,832 for the three months ended March 31, 2013, as compared to the same period in 2012.  This decrease was primarily attributable to decreases of $56,732 in transportation revenues attributable to lower production on, and abandonment of, natural gas wells connected to our gathering systems.  However, partially offsetting these declines were $30,900 of higher revenue contribution from our Commerce pipeline acquired on February 29, 2012.

Revenues from reimbursable costs decreased by $117,631 during the three months ended March 31, 2013, as compared to same period in 2012.  This decrease is attributable to decreased operating costs which, pursuant to particular contractual arrangements, are reimbursed by our customers.  These revenues will fluctuate as the related expenses increase or decrease.

We believe that transportation revenues from our gathering systems will continue to decrease through the first half of 2013 but may stabilize or even increase beginning in late 2013 due to drilling and workover activities planned by our customers, in particular those connected to our Hickory Creek pipeline system.  There are no assurances that such planned drilling and workover activities will ever contribute to revenues, as they are dependent on oil and gas prices, drilling rig availability and dry hole risk, among other factors.

Operating Margin

We define operating margin as fee revenues from the transportation of natural gas, plus revenues from the reimbursement of reimbursable costs, plus revenues from the sale of natural gas, net of the cost of purchased gas, less operating and maintenance expenses and reimbursable costs generated by our pipeline systems.  Operating margin was $334,839 for the three months ended March 31, 2013, which was a decline from the $403,852 we recognized during the same period in 2012.

Unregulated Distribution Systems

Operating margin contribution from our distribution systems was $183,258 during the three months ended March 31, 2013, a $15,150 decrease compared to the $198,408 contribution during the same period in 2012.  Our Commerce pipeline system, acquired on February 29, 2012, contributed $42,983 of operating margin during the three months ended March 31, 2013, as compared to $14,566 during the three months ended March 31, 2012, or an increase of $28,417.  We also realized a slight increase in operating margin contribution of $7,083 from our Delmar pipeline system.  These increases, however, were more than offset by a decrease of $50,650 in operating margin contribution from our Waxahachie distribution system.  During the first quarter of 2013, our Waxahachie distribution system contributed $104,538 of operating margin, as compared to a contribution of $155,188 in 2012.  As noted above, in our most recent contract renegotiation with our customer who purchases the off-take from this system, we were not able to pass along the full impact of price increases to them.

We expect our full year 2013 operating margin from our distribution systems to be lower by as much as 25% in 2013, as compared to 2012, as a result of contract renewals at reduced volumes and lower prices than what we realized in 2012.

Gathering Systems

Operating margin contribution from our gathering systems was $151,580 during the three months ended March 31, 2013, a $53,863, or 26.2%, decrease compared to the $205,443 contribution during 2012.

Our Gulf of Mexico gathering systems contributed $65,385 to operating margin during the three months ended March 31, 2013, a $19,265 decrease compared to the $84,650 realized during 2012.  Our Hickory Creek gathering system continued to decline in performance in 2013, generating $86,195 in operating margin during the first quarter of 2013, as compared to $120,793 in 2012, or a decline of $34,598.

Our 2013 expected operating margin contribution from our gathering systems is uncertain relative to the 2012 operating margin contribution from such systems. In order to maintain or increase operating margin contribution from our gathering systems, natural declines in volumes from existing wells connected to our systems will need to be offset by new volumes from drilling new wells or workovers of existing wells by our customers.  This activity is dependent on natural gas prices, among other factors.

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                General and Administrative Costs

General and administrative expenses were $349,855 for the three months ended March 31, 2013, which represented a decrease of $39,091, from the $388,946 in such expenses we recognized during the same period of 2012.  This decrease was primarily attributable to lower employee compensation costs and lower professional fees.

We expect general and administrative expenses during 2013 to continue to be comparable to those realized in 2012, as we continue to manage our overall level of fixed costs.

                Acquisition Costs

We incurred acquisition related costs of $30,642 during the three months ended March 31, 2012, related to the acquisition of our Commerce pipeline completed on February 29, 2012.

Asset Impairments

Since June 30, 2012, several of our offshore and onshore assets have been negatively affected by the loss of future revenues as customers have chosen to delay or abandon natural gas production due to depressed natural gas prices.  Based on those events and then current natural gas market conditions, we performed an impairment review of our capitalized costs on these systems as of September 30, 2012, including their future abandonment costs and associated intangible assets, in accordance with ASC Topic 360 and determined an impairment of those assets was required.  During the three months ended March 31, 2013, we determined that a revision in our estimated abandonment obligation was necessary and accrued an additional $250,000.  As a result of our continued belief in the lack of further recovery from these assets, the accrual necessary to increase the abandonment obligation was reflected as additional asset impairment expense.

Depreciation and Amortization

As a result of the asset impairment charges recognized during 2012, our depreciation expense for the period ended March 31, 2013, decreased $43,003, to $69,682, as compared to the $112,685 recognized during the three months ended March 31, 2012.

Asset Retirement Obligation Accretion

We have established an estimated asset retirement obligation with a current value of $1,476,330, on a discounted basis, with respect to our offshore Gulf of Mexico gathering systems.  This liability is being accreted to our total undiscounted estimated liability over future periods until the date of such abandonment.  During the three months ended March 31, 2013 and 2012, we recognized $28,154 and $25,023 of such accretion expense, respectively.

Interest Expense, net

Our interest expense, net, was comparable between the three months ended March 31, 2013 and 2012, as we had similar average borrowings outstanding during the periods.

Income Tax Expense

Our income tax expense for both periods presented consists solely of accrued Texas franchise taxes payable based on our Texas activity.

Income from Discontinued Operations, net of taxes

On December 12, 2012, we entered into an asset sales agreement pursuant to which we agreed to sell our Tyson Pipeline Systems, which were acquired October 18, 2010.  The sale transaction closed on February 7, 2013.  As a result, we don’t expect material contributions from, or expenditures on, these assets during 2013.

During the three months ended March 31, 2013, these assets generated revenue of $38,447 and incurred operation and maintenance expenses of $5,289, depreciation of $5,292 and other income of $807.  We also realized a gain on the sale of these assets of $97,474, resulting in net income from discontinued operations of $126,147.

3271072v10

During the three months ended March 31, 2012, these assets generated revenue of $80,456 and incurred operation and maintenance expenses of $11,366, depreciation of $12,701 and other expense of $5,127, resulting in net income from discontinued operations of $51,262.

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Liquidity and Capital Resources

Net cash provided by continuing operations operating activities totaled $107,514 during the three months ended March 31, 2013, as compared to $32,258 for the three months ended March 31, 2012.  This increase was attributable to changes in working capital between the two periods.

We did not use any cash in continuing operations investing activities during the three months ended March 31, 2013.  We did use $1,011,036 of cash in continuing operations investing activities during the three months ended March 31, 2012, primarily attributable to our acquisition of the Commerce pipeline.

We used $1,086,092 of cash in continuing operations financing activities for the three months ended March 31, 2013, primarily on the partial repayment of outstanding bank borrowings upon the closing of the sale of our Tyson Pipeline Systems.  In addition, as a condition of the fifth amendment to our loan agreement, discussed below, we were required to escrow $450,000 of our sale proceeds to use in meeting part of our asset retirement obligations.  During 2013, we also issued 6,250,000 shares of our common stock for an aggregate purchase price of $250,000.

We were provided $624,322 of net cash from continuing operations financing activities during the three months ended March 31, 2012, primarily attributable to borrowings on our credit facility to acquire the Commerce pipeline, partially offset by required repayments of indebtedness.

During the three months ended March 31, 2013, we were provided $1,182,666 of cash from discontinued operations, primarily attributable to the $1,100,000 of gross sales proceeds received upon consummation of our asset sale.

We had available cash of $237,719 at March 31, 2013, in addition to $423,166 of restricted cash to be used in meeting our asset retirement obligations.  As of March 31, 2013, we had current debt obligations of $1,712,674 and current asset retirement obligations of $891,102.  Based on our cash position and our projected cash flows from operations as of March 31, 2013, we will not have the ability to repay our existing debt obligations, committed capital expenditures and asset retirement obligations unless we are able to obtain additional financing or raise cash through other means, such as asset sales.  If we are unsuccessful in those efforts, the Company may be unable to continue its operations.

We are actively exploring sources of capital to allow us to fund a combination of debt service and asset retirement obligations and to accelerate the implementation of our growth strategy.  Any new capital may take several forms.  There is no guarantee that we will be able to raise outside capital.

In this regard, during the fourth quarter of 2012, we entered into an asset sales agreement with FMP Holdings, LLC (the “Buyer”), pursuant to which we agreed to sell our Tyson Pipeline Systems, which were acquired October 18, 2010, to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, our President, Chief Executive Officer and Director.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, we closed this transaction.

Furthermore, on February 7, 2013, we entered into a subscription agreement, pursuant to which GreyCap Energy LLC agreed to acquire 6,250,000 shares of our common stock, constituting 20.4% of our issued and outstanding common stock, at a sale price of $0.04 per common share, for an aggregate purchase price of $250,000.

With the net proceeds of these two transactions, we reduced our borrowings under our Loan Agreement with Meridian Bank by $825,000 and escrowed $450,000 with Meridian Bank to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

The balance of the net proceeds will be used for general corporate purposes.

In connection with the sale of our Tyson Pipeline Systems, we entered into a fifth amendment to the Loan Agreement (the “Fifth Amendment”) with Meridian Bank.

Pursuant to the Fifth Amendment, the following amendments were made to the Loan Agreement:

Collateral .  In addition to certain existing collateral securing obligations under the note, we assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of

3271072v10

January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during the first and second quarter of 2013.

Guarantors .  Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Loan Agreement.

Financial Covenant .  The Fifth Amendment requires that we maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

Fees .  In connection with the Fifth Amendment, we paid Meridian Bank an amendment fee of $3,750.

In connection with entering the Fifth Amendment, we also entered into an Amendment to Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note was $1,732,674, and has a maturity date of June 30, 2013.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with a maturity date of June 30, 2013.

                Off-Balance Sheet Arrangements

The Company had no off-balance sheet arrangements at March 31, 2013.

Non-GAAP Financial Measure

We evaluate our operations using operating margin, which we define as revenues less cost of purchased gas, operating and maintenance expenses and reimbursable costs.  Such amounts are before asset impairments, general and administrative expense, depreciation and amortization expense, interest income or expense or income taxes.  Operating margin is not a GAAP measure but the components of operating margin are computed by using amounts that are determined in accordance with GAAP. A reconciliation of operating margin to net loss, which is its nearest comparable GAAP financial measure, is included in the table below.

	For the Three Months Ended March 31,
	2013	2012

Operating Margin	$334,839	$403,852
Less:
General and administrative expenses	349,855	388,946
Acquisition costs	-	30,642
Asset impairments	250,000	-
Depreciation and amortization	69,682	112,685
Asset retirement obligation accretion	28,154	25,023
Interest expense, net	35,832	34,339
Income tax expense	14,109	5,723
Other expense, net	95	4,505
Plus:
Income from discontinued operations, net of taxes	126,147	51,262
Net loss	$(286,741)	$(146,749)

Item 3. Quantitative and Qualitative Disclosures About Market Risk

                Not applicable.

Item 4.  Controls and Procedures

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Management’s Report on Disclosure Controls and Procedures

                We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our President and Chief Executive Officer (our Principal Executive Officer  and Principal Financial Officer) to allow for timely decisions regarding required disclosure.

                As of March 31, 2013, the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our President and Chief Executive Officer (our Principal Executive Officer and Principal Financial Officer), of the effectiveness of the design and operation of our disclosure controls and procedures. Based on the foregoing, our President and Chief Executive Officer (our Principal Executive Officer and Principal Financial Officer) concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report.

Changes in Internal Control over Financial Reporting

                There have been no changes in our internal controls over financial reporting that occurred during our quarter ended March 31, 2013, that have materially affected or are reasonably likely to materially affect, our internal controls over financial reporting.

Part II – OTHER INFORMATION

Item 1.   Legal Proceedings

                None

Item 1A.  Risk Factors

                There are no material changes from the risk factors as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

On February 7, 2013, the Company entered into a subscription agreement (the “Subscription Agreement”), pursuant to which GreyCap Energy LLC (“GreyCap”) agreed to acquire 6,250,000 shares of the Company’s common stock, constituting 20.4% of the Company’s issued and outstanding common stock, at an aggregate purchase price of $250,000.  The shares purchased by GreyCap were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Item 3.	Defaults Upon Senior Securities

At March 31, 2013, the Company was not in compliance with the current ratio covenant of the Loan Agreement.  The Company has not received a waiver of this non-compliance.  However, the Company is in active discussions with Meridian to amend its covenants and principal amortization requirements, but there are no assurances that such amendments will be obtained.

Item 4.   Mine Safety Disclosures

                Not applicable

Item 5.   Other Information

None

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Item 6.   Exhibits

Exhibit         Description of Document

31.1*

Certification pursuant to Rule 13a-14 and 15d-14 under the Securities Exchange Act of 1934, as amended, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer and Principal Financial Officer

32.1*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer and Principal Financial Officer
101**	Interactive Data Files pursuant to Rule 405 of Regulation S-T
101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE

101.INS XBRL Instance Document

101.SCH XBRL Taxonomy Extension Schema Document

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL Taxonomy Extension Definition Linkbase Document

101.LAB XBRL Taxonomy Extension Label Linkbase Document

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document

* Filed herewith

** Furnished herewith. Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of any registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections

3271072v10

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                          GATEWAY ENERGY CORPORATION

May15, 2013	/s/ Frederick M. Pevow
(Date)	President and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)

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Annex F

Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2013

3271072v10

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

 FORM 10-Q

[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2013

OR

[  ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from

 __________to __________

                                  Commission File No.     000-06404

GATEWAY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	44-0651207
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1415 Louisiana Street, Suite 4100

Houston, TX  77002

(Address of principal executive offices, including zip code)

(713) 336-0844

(Registrant's telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.                 Yes   X                  No ___

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

Yes  X  No ___

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by checkmark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)  Yes______ No   X

As of August20, 2013, the registrant had 30,613,637 shares of its common stock outstanding.

1

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

INDEX TO QUARTERLY REPORT

ON FORM 10-Q

Part  I - Financial Information

2

ITEM 1.     FINANCIAL STATEMENTS

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	As of

	June 30, 2013	December 31, 2012
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$104,150	$33,631
Restricted cash	98,252	-
Accounts receivable trade	540,992	643,524
Prepaid expenses and other assets	234,617	137,085
Current assets of discontinued operations	-	64,698
Total current assets	978,011	878,938

Property and Equipment, at cost
Gas distribution, transmission and gathering	14,316,836	14,066,836
Office furniture and other equipment	176,125	174,254
	14,492,961	14,241,090
Less accumulated depreciation and amortization	(10,961,032)	(10,571,643)
	3,531,929	3,669,447
Other Assets
Non-current assets of discontinued operations	-	1,007,287
Other	20,125	28,890
	20,125	1,036,177
Total assets	$4,530,065	$5,584,562

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$523,376	$513,703
Accrued expenses and other liabilities	45,533	20,344
Notes payable - insurance	107,378	60,277
Asset retirement obligations	569,491	595,534
Current maturities of long-term debt	1,682,674	2,557,674
Current liabilities of discontinued operations	-	15,466
Total current liabilities	2,928,452	3,762,998

Asset retirement obligations, long-term	752,957	807,326
Total liabilities	3,681,409	4,570,324

Commitments and contingencies

Stockholders' Equity
Preferred stock, $1.00 par value, 10,000 shares authorized, no shares issued and outstanding, respectively	-	-
Common stock, $0.01 par value, 150,000,000 shares authorized, 30,387,612 and 24,082,056 shares issued and outstanding at June 30, 2013 and December 31, 2012, respectively	303,877	240,821
Additional paid-in capital	23,392,609	23,174,831
Accumulated deficit	(22,847,830)	(22,401,414)
Total stockholders' equity	848,656	1,014,238
Total liabilities and stockholders' equity	$4,530,065	$5,584,562

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Operating revenues
Sales of natural gas	$1,105,132	$789,762	$2,125,297	$1,752,183
Transportation of natural gas and liquids	295,499	327,948	587,437	645,718
Reimbursables	61,652	155,708	81,152	292,839
	1,462,283	1,273,418	2,793,886	2,690,740

Operating costs and expenses
Cost of natural gas purchased	986,056	628,147	1,882,098	1,414,768
Operation and maintenance	112,436	79,005	193,658	168,723
Reimbursable costs	61,652	155,708	81,152	292,839
General and administrative	303,588	325,404	653,443	714,350
Acquisition costs	-	(12,654)	-	17,988
Asset impairments	-	-	250,000	-
Depreciation and amortization	69,706	119,988	139,388	232,673
Asset retirement obligation accretion	29,934	25,632	58,088	50,655
	1,563,372	1,321,230	3,257,827	2,891,996

Operating loss	(101,089)	(47,812)	(463,941)	(201,256)

Other expense
Interest expense, net	(42,457)	(50,015)	(78,289)	(84,354)
Other, net	(12,077)	(1,961)	(12,172)	(6,466)
Other expense, net	(54,534)	(51,976)	(90,461)	(90,820)

Loss from continuing operations before income taxes and discontinued operations	(155,623)	(99,788)	(554,402)	(292,076)

Income tax expense	(4,052)	(4,992)	(18,161)	(10,715)
Loss from continuing operations	(159,675)	(104,780)	(572,563)	(302,791)

Income from discontinued operations, net of taxes	-	55,680	126,147	106,942

Net loss	$(159,675)	$(49,100)	$(446,416)	$(195,849)

Basic and diluted income (loss) per share:
Continuing operations	$(0.01)	$-	$(0.02)	$(0.01)
Discontinued operations	-	-	-	-
Net loss	$(0.01)	$-	$(0.02)	$(0.01)

Weighted average number of basic and diluted common shares outstanding	30,350,982	23,698,259	29,029,416	23,686,431

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended June 30,
	2013	2012

Cash flows from operating activities - continuing operations
Loss from continuing operations	$(572,563)	$(302,791)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	139,388	232,673
Asset impairment	250,000	-
Asset retirement obligation accretion	58,088	50,655
Stock based compensation expense	30,834	35,139
Amortization of deferred loan costs	19,586	11,727
Asset retirement obligation expenditures	(388,500)	-
Net change in operating assets and liabilities, resulting from changes in:
Accounts receivable trade	102,532	(106,319)
Prepaid expenses, deposits and other assets	27,898	48,704
Accounts payable	9,673	140,742
Accrued expenses and other liabilities	25,190	(89,860)
Net cash provided by (used in) operating activities	(297,874)	20,670

Cash flows from investing activities - continuing operations
Capital expenditures	(1,871)	(25,429)
Acquisitions	-	(1,000,000)
Net cash used in investing activities	(1,871)	(1,025,429)

Cash flows from financing activities - continuing operations
Issuance of common stock	250,000	-
Proceeds from borrowings	44,785	750,000
Payments on borrowings	(980,062)	(246,599)
Deferred financing costs	(28,873)	(8,750)
Change in restricted cash	(98,252)	-
Net cash provided by (used in) financing activities	(812,402)	494,651

Net decrease in cash and cash equivalents from continuing operations	(1,112,147)	(510,108)

Discontinued operations
Net cash provided by discontinued operations operating activity	175,379	138,176
Net cash provided by discontinued operations investing activity	1,007,287	-
Net increase in cash and cash equivalents from discontinued operations	1,182,666	138,176

Cash and cash equivalents at beginning of period	33,631	554,054
Cash and cash equivalents at end of period	$104,150	$182,122

Supplemental disclosures of cash flow information
Cash paid for interest	$39,807	$58,594
Cash paid for taxes	$19,800	$24,000

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

  (1)  Business and Organization

Gateway Energy Corporation (the “Company” or “Gateway”), a Delaware corporation, was incorporated in 1960 and entered its current business in 1992.  The Company's common stock, par value $0.01 per share (the “Common Stock”), is traded in the over-the-counter market on the bulletin board (“OTCBB”) section under the symbol GNRG.  Gateway is engaged in the midstream natural gas business.  The Company owns and operates natural gas distribution, transmission and gathering systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.

Gateway conducts all of its business through its wholly owned subsidiary companies, Gateway Pipeline Company, Gateway Offshore Pipeline Company, Gateway Energy Marketing Company, Gateway Processing Company, Gateway Pipeline USA Corporation, Gateway Delmar LLC, Gateway Commerce LLC and CEU TX NPI, L.L.C.  Gateway-Madisonville Pipeline, L.L.C. is 67% owned by Gateway Pipeline Company and 33% owned by Gateway Processing Company.

Access to our annual reports on Form 10-K, quarterly reports on Form 10-Q, our Code of Ethics and current reports on Form 8-K are available at Gateway’s website, www.gatewayenergy.com.

  (2)  Liquidity and Going Concern

The Company had available cash of $104,150 at June 30, 2013.  In addition, as of June 30, 2013, the Company had current debt obligations of $1,682,674 and current asset retirement obligations of $569,491.  The Company’s current debt obligation of $1,682,674 as of June 30, 2013 consists of indebtedness outstanding under its Loan Agreement with Meridian Bank (the “Meridian Loan Agreement”).  At June 30, 2013, the Company was not in compliance with some of the financial covenants of the Meridian Loan Agreement and has not received a waiver of this non-compliance.  Therefore, Meridian Bank has the right to exercise its remedies under the Meridian Loan Agreement and related security agreements, including declaring the outstanding balance of the loan immediately due and payable and foreclosing on substantially all of the Company’s assets.   In addition, on June 24, 2013, the Company’s wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is alleging that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).

Based on the Company’s cash position and its projected cash flows from operations as of June 30, 2013, the Company will not have the ability to repay its existing debt obligations (including its $1,682,674 current debt obligation), the customer demand amount, committed capital expenditures or asset retirement obligations unless it is able to obtain additional financing or raise cash through other means, such as asset sales.  If the Company is unsuccessful in those efforts, if it is unable to successfully resolve the foregoing customer claim or if Meridian Bank exercises its right to declare the outstanding balance of the Meridian Loan Agreement immediately due and payable, the Company and/or its subsidiaries, including Gateway Offshore Pipeline Company, may be unable to continue its operations or be required to seek bankruptcy protection.

The Company is currently exploring a range of alternatives to reduce indebtedness under the Meridian Loan Agreement and to reduce costs, including the cost burdens of being a publicly traded company.  Alternatives that have been considered include using cash flow from operations or issuances of equity and debt securities, conversion into a limited liability company, amendments to the Meridian Loan Agreement and the sale of certain pipeline and pipeline facility assets.  As another alternative, the Company received an unsolicited proposal from certain stockholders (including Frederick M. Pevow, the Company’s President, Chief Executive Officer and a Director) to acquire all of the outstanding shares of common stock of the Company not already owned by such stockholders in the Going Private Transaction (as defined in Note 9).  In connection with the proposal, on August 13, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gateway Acquisition LLC and Gateway Energy Holdings LLC, pursuant to which the Company will be merged with and into Gateway Acquisition LLC and, in such merger, each share of the Common Stock, subject to certain exceptions specified in the Merger Agreement is converted into the right to receive $0.0175 in cash, without interest.  For a more detailed description of the Merger Agreement see the Company’s Current Report on Form 8-K filed on August  15 , 2013

If the conditions of the Merger Agreement are not achieved, the Company will be unable to consummate the Going Private Transaction. As a result, Meridian may demand payment of its debt under the Meridian Loan Agreement, which would have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries. Furthermore, if the Company is required to pay a significant amount to resolve

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GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

the customer demand, it would also have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries.  Any actual or potential bankruptcy or liquidity crisis may materially harm the Company’s relationships with its customers, affiliates, employees, suppliers and other key business relationships and otherwise result in significant permanent harm to the Company’s ability to operate its business.  In such an event, the Company’s customers, affiliates, employees, suppliers and other key business relationships may determine that the Company is likely to face a potential bankruptcy or liquidity crisis and the harm to these relationships, the Company’s market share and other aspects of the Company’s business may occur immediately.

All of the conditions discussed above create a deficiency in short term and long term liquidity and raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared assuming the Company will continue as a going concern and no adjustments to the financial statements have been made to account for this uncertainty.

Glossary

                In the following discussion, “Mcf” refers to thousand cubic feet of natural gas; “Bbl” refers to barrel of liquid hydrocarbons of approximately 42 U.S. gallons; “Btu” refers to British thermal unit, a common measure of the energy content of natural gas; “MMBtu” refers to one million British thermal units; “Mcfe” refers to thousand cubic feet equivalent; and liquid hydrocarbons are converted to Mcf equivalents using the ratio of 1.0 barrel of liquid hydrocarbons to 6.0 Mcf of natural gas.

(3)  Summary of Significant Accounting Policies and Estimates

Basis of Presentation

                The Company has prepared the accompanying unaudited consolidated condensed financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) instructions to Form 10-Q and Item 310(b) of Regulation S-K.  These financial statements should be read together with the financial statements and notes in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on April 8, 2013.  Certain information and footnote disclosures normally included in financial statements prepared in accordance U.S. GAAP have been condensed or omitted.  The accompanying financial statements reflect all adjustments and disclosures, which, in the Company’s opinion, are necessary for fair presentation.  All such adjustments are of a normal recurring nature.  The results of operations for the interim periods are not necessarily indicative of the results of the entire year.  Certain reclassifications have been made to the prior period financial statements to conform to the current period’s presentation.

All of the Company’s operations are onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  Management separately reviews and evaluates the operations of each of its gas distribution, transmission and gathering systems individually, however, these operations are aggregated into one reportable segment due to the fact that all of the Company’s operations are subject to similar economic and regulatory conditions and operate in the same industry group such that they are likely to have similar long-term prospects for financial performance.

Principles of Consolidation

The Company consolidates the financial statements of its majority-owned and wholly-owned subsidiaries.  All significant intercompany transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management’s significant estimates include depreciation of long-lived assets, estimates and timing of asset retirement obligations, amortization of deferred loan costs, deferred tax valuation allowance, impairment and valuation of the fair value of our long-lived assets, purchase price allocations and valuation of stock based transactions.  Actual results could differ from those estimates.

8

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

Concentrations of Credit Risk

                The Company maintains all cash in deposit accounts, which at times may exceed federally insured limits. Additionally, the Company maintains credit on account for customers. The Company has not experienced material losses in such accounts and believes its accounts are fully collectable.  Accordingly, no allowance for doubtful accounts has been provided.

                During the three months ended June 30, 2013, two companies, Hydrocarbon Exchange Corp. and ETC Marketing, Ltd supplied 88.5% and 11.5%, respectively, and during the six months ended June 30, 2013, supplied 71.6% and 28.4%, respectively, of the Company’s total natural gas purchases.

Due to the nature of the Company’s operations and location of its gas distribution, transmission and gathering systems, the Company is subject to concentration of its sources of revenue from a few significant customers.  Revenues from customers representing 10% or more of total revenue for the three and six months ended June 30, 2013 and 2012 are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012

Dart Container Corporation	57.4%	39.0%	54.5%	39.0%
Owens Corning	17.7%	18.1%	21.5%	21.0%
McMoran Exploration	8.9%	14.9%	6.9%	12.3%

The loss of the Company’s contracts with Dart Container Corporation or Owens Corning could have a material adverse effect on its business, results of operations and financial condition.  The Company’s revenue from McMoran Exploration was primarily comprised of reimbursement of expenses incurred on behalf of McMoran Exploration and will fluctuate with the level of expenses incurred.  The Company’s accounts receivable are not collateralized.

Property and Equipment

Property and equipment is stated at cost, plus capitalized interest costs on major projects during their construction period.  Additions and improvements that add to the productive capacity or extend the useful life of an asset are capitalized.  Expenditures for maintenance and repairs are charged to expense as incurred.  Depreciation and amortization is calculated using the straight-line method over estimated useful lives ranging from 10 to 20 years for its gas distribution, transmission and gathering systems and from two to ten years for office furniture and other equipment.  Upon disposition or retirement of any gas distribution, transmission or gathering system components, any gain or loss is charged or credited to accumulated depreciation.  When entire gas distribution, transmission and gathering systems or other property and equipment are retired or sold, any resulting gain or loss is credited to or charged against operations.

Property, plant and equipment and identifiable intangible assets are reviewed for impairment, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 360, “Property, Plant, and Equipment,” whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.  If the sum of the expected undiscounted cash flows is less than the carrying value of the related asset or group of assets, a loss is recognized for the difference between the fair value and carrying value of the asset or group of assets.

Asset Retirement Obligations

 The Company recognizes asset retirement obligations associated with the retirement of tangible long-lived assets that result from their acquisition, construction, development and operation, when laws or regulations require the Company to pay for their abandonment, in accordance with the ASC Topic 410, “Asset Retirement and Environmental Obligations”.  The Company records the fair value of an asset retirement obligation in the period in which it is incurred and a corresponding increase in the carrying value of the related long-lived asset.  The obligation is subsequently allocated to expense using a systematic and rational method.  The Company has recorded an asset retirement obligation to reflect its legal obligations

9

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

related to future abandonment of its pipelines and gas gathering systems, even though the timing and realized allocation of the cost between the Company and its customers may be subject to change. The Company estimates the expected cash flows associated with the legal obligation and discounts the amount using a credit-adjusted, risk-free interest rate.  At least annually, the Company reassesses the obligation to determine whether a change in the estimated obligation is necessary.  The Company also evaluates whether there are indicators that suggest the estimated cash flows underlying the obligation have materially changed.  Should those indicators suggest the estimated obligation may have materially changed on an interim basis (quarterly), the Company will accordingly update its assessment.

The following table describes changes to the Company’s asset retirement obligation liability during the six months ended June 30, 2013:

Asset retirement obligation, beginning of period	$1,402,860
Revisions in estimated liabilities	250,000
Asset retirement obligation accretion	58,088
Liabilities settled	(388,500)
Asset retirement obligation, end of period	1,322,448
Less current portion	(569,491)
Asset retirement obligation, long term	$752,957

Since June 30, 2012, several of the Company’s offshore and onshore assets have been negatively affected by the loss of future revenues as customers have chosen to delay or abandon natural gas production due to depressed natural gas prices.  Based on those events and then current natural gas market conditions, management performed an impairment review of its capitalized costs on these systems as of September 30, 2012, including their future abandonment costs and associated intangible assets, in accordance with ASC Topic 360 and determined an impairment of those assets was required.  During the six months ended June 30, 2013, the Company determined that a revision in its estimated abandonment obligation was necessary and accrued an additional $250,000.  As a result of the Company’s continued belief in the lack of further recovery from these assets, the accrual necessary to increase the abandonment obligation was reflected as additional asset impairment expense on the Company’s consolidated Statement of Operations for the six months ended June 30, 2013.

Income Taxes

The Company computes income taxes using the asset and liability method whereby deferred tax assets are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities from a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance is established against such assets where management is unable to conclude more likely than not that such asset will be realized.

The Company recognizes the impact from an uncertain tax position only if that position is more likely than not of being sustained upon examination by the taxing authority based on the technical merits of the position.  Interest and/or penalties related to income tax matters are to be recognized in current income tax expense.  The Company’s tax years from 2002 forward are subject to examination.

Earnings per Share

Basic earnings per share is computed by dividing net earnings or net loss by the weighted average number of common shares outstanding during the period.  Diluted earnings per share is computed by dividing net earnings or net loss by the weighted average number of shares outstanding, after giving effect to potentially dilutive common share equivalents outstanding during the period.  Potentially dilutive common share equivalents are not included in the computation of diluted earnings per share if they are anti-dilutive.  During the three and six months ended June 30, 2013 and 2012, all potentially dilutive common shares arising from outstanding stock options and restricted stock have been excluded from diluted earnings per share as their effects were anti-dilutive.

10

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

(4)	Business Combinations

                Acquisition of Commerce Pipeline

On February 29, 2012, Gateway Commerce LLC, a wholly owned subsidiary of the Company, purchased a natural gas pipeline from Commerce Pipeline, L.P. (“Commerce”).  The acquisition was made as part of the Company’s strategy to expand its unregulated natural gas distribution activities.  The pipeline is located in Commerce, Texas and delivers natural gas into an aluminum smelting plant owned by Hydro Aluminum Metal Products North America.  The pipeline and related assets were acquired pursuant to an Asset Sales Agreement (the “Agreement”), dated February 29, 2012, between Gateway Commerce LLC and Commerce.  Pursuant to the Agreement and subject to the terms contained therein, Gateway Commerce LLC agreed to acquire from Commerce the pipeline and related assets for $1,000,000 in cash.  The Agreement contained representations, warranties and indemnities that are customary for transactions of this type.  The Company financed the $1,000,000 purchase price through a combination of cash-on-hand and borrowings under the Meridian Loan Agreement.  The transaction was accounted for in accordance with ASC Topic 805 “Business Combinations” and recorded to its gas distribution, transmission and gathering property and equipment account.  During the six months ended June 30, 2012, the Company incurred $17,988 in acquisition costs related to legal fees and due diligence expenses associated with this transaction.  During the three months ended June 30, 2013 and 2012, the Company realized revenue of $46,184 and $45,857, respectively, and operating income of $40,890 and $44,651, respectively, from the activity associated with its Commerce pipeline. During the six months ended June 30, 2013 and 2012, the Company realized revenue of $92,367 and $61,141, respectively, and operating income of $83,870 and $59,217, respectively, from the activity associated with its Commerce pipeline.

(5)	Discontinued Operations

On October 11, 2012, the board of directors of the Company formed a special committee, consisting solely of independent directors, to consider a proposal from the Company’s President, Chief Executive Officer and Director, Frederick M. Pevow, Jr., for a sale of certain of the Company’s assets to Mr. Pevow (the “Asset Sale”).

On December 12, 2012, Gateway Pipeline USA Corporation (“Gateway Pipeline USA”), a wholly owned subsidiary of the Company, entered into an asset sales agreement (the “ASA”) with the Buyer, pursuant to which Gateway Pipeline USA would sell certain assets, including certain pipelines and pipeline facilities located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, as well as certain surface contracts, commercial contracts and records related to the operation of the facilities (the “Sold Assets”), to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, the President, Chief Executive Officer and Director of the Company.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, the Company closed this transaction.

The Company has determined that, given the consummation of the sale transaction, it has met the guidance set forth in both ASC Topic 205, “Presentation of Financial Statements” and ASC Topic 360, “Property, Plant and Equipment” to reflect the assets, liabilities and results of operations of the Sold Assets as a component of Discontinued Operations for all periods presented herein.

11

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

The Company’s results of operations from discontinued operations are as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Transportation of natural gas and liquids	$-	$78,049	$38,447	$158,505
Operation and maintenance	-	(8,540)	(5,289)	(19,906)
Depreciation	-	(12,700)	(5,292)	(25,401)
Other income (expense)	-	(1,129)	807	(6,256)
Gain on sale of assets	-	-	97,474	-
Income from discontinued operations, net of taxes	$-	$55,680	$126,147	$106,942

(6)	Debt

Insurance Notes Payable

During 2012, the Company executed premium finance agreements for its insurance premiums.  The total original principal amount of the notes issued in connection with these agreements was $148,674 with an interest rate of 3.99%.  The notes require monthly principal and interest payments.  The amount of the monthly payment varies depending on any changes in coverage and policy renewal periods.

During 2013, the Company executed new premium finance agreements for its current year insurance renewals.  The total original principal amount of the notes issued in connection with these agreements was $107,378 with an interest rate of 3.99%.  The notes required monthly principal and interest payments.  The amount of the monthly payment varied depending on any changes in coverage and policy renewal periods

Long Term Debt

In connection with the sale of the Sold Assets and the closing of the ASA, and effective as of January 30, 2013, the Company, Gateway Pipeline Company (“GPC”), Gateway Offshore Pipeline Company (“GOPC”), Gateway Processing Company (“Gateway Processing”), Gateway Energy Marketing Company (“GEMC”), Gateway Pipeline USA, Gateway Commerce LLC (“GCLLC”) and Gateway Delmar LLC (together with GPC, GOPC, Gateway Processing, GEMC, Gateway Pipeline USA and GCLLC, the “Guarantors”), entered into a fifth amendment to the Meridian Loan Agreement (the “Fifth Amendment”).

Pursuant to the Fifth Amendment, the following amendments were made to the Meridian Loan Agreement:

•         In addition to certain existing collateral securing obligations under the note, the Company assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during 2013.

•         Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Meridian Loan Agreement.

•         The Fifth Amendment requires that the Company maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

In connection with entering the Fifth Amendment, the Company and Meridian also entered into an Amendment to

12

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note, as of January 30, 2013, after the partial payoff contemplated by the Paydown Letter was $1,732,674.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with an original maturity date of June 30, 2013.  The maturity date has since been extended to August 15, 2013.

As of June 30, 2013, there was $1,682,674 outstanding under the Meridian Loan Agreement.  At June 30, 2013, the Company was not in compliance with some of the financial covenants of the Meridian Loan Agreement.  The Company has not received a waiver of this non-compliance and, as a result, Meridian Bank has the right to exercise its remedies under the Meridian Loan Agreement and related security agreements, including declaring the outstanding balance of the loan immediately due and payable and foreclosing on substantially all of the Company’s assets.

(7)	Commitments and Contingencies

                On June 24, 2013, the Company’s wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is claiming that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).    The Company has denied all claims and intends to vigorously defend against these claims.  An estimate of the amount or range of loss or possible loss resulting from this demand cannot be made at this time.  If the Company is required to pay a significant amount to resolve the customer demand, it would have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries.

(8)	Equity

                Issuance of Common Stock

On February 7, 2013, the Company entered into a subscription agreement (the “Subscription Agreement”), pursuant to which GreyCap agreed to acquire 6,250,000 shares of the Company’s common stock, constituting 20.4% of the Company’s issued and outstanding common stock, at an aggregate purchase price of $250,000.

The closing of the transactions contemplated by the Subscription Agreement occurred immediately following the closing of the (i) transactions contemplated by the ASA and (ii) the Fifth Amendment.  The shares purchased by GreyCap were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Pursuant to the terms of the Subscription Agreement, if the Company proposes to sell any equity securities, with certain exceptions, before February 7, 2015, GreyCap shall have the opportunity to purchase, on the same terms, at the same price and for the same consideration to be paid by the proposed buyer(s) of the additional equity securities in an amount up to the product obtained by multiplying (i) the number of equity securities being offered to the proposed buyer(s) by (ii) the lesser of (x) 20.4% or (y) a fraction, the numerator of which is the number of shares of common stock owned by GreyCap at the time and the denominator of which is the total number of issued and outstanding shares of common stock at such time.

Stock Compensation

Gateway’s 2007 Plan provides for stock-based compensation for officers, employees and non-employee directors.  The 2007 Plan was approved by the shareholders in May 2007 and provided for 2,000,000 shares to be made available under the plan.  In December 2012, the Company’s 2007 Plan was frozen. As a result, no further grants or awards will be made under the 2007 Plan.

The Company made no stock-based compensation awards during the three or six months ended June 30, 2013.  As of June 30, 2013, 622,249 shares of the Company’s common stock were issuable under outstanding stock option grants under the 2007 Plan, which is in addition to 10,000 shares issuable under outstanding stock option grants under the Company’s former 1998 Stock Option Plans.  The Company also has 226,025 shares of unvested restricted stock outstanding under the 2007 Plan.

13

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

Compensation expense related to non-qualified stock options and restricted stock was $15,110 and $30,834 for the three and six months ended June 30, 2013, as compared to compensation expense of $17,306 and $35,139 for the three and six months ended June 30, 2012.  We view all awards of stock-based compensation as a single award with an expected life equal to the average expected life of component awards and amortize the fair value of the award over the requisite service period.

Compensation expense related solely to stock options was $4,301 and $9,217 for the three and six months ended June 30, 2013, as compared to $4,915 and $10,356 for the three and six months ended June 30, 2012.  During the three and six months ended June 30, 2013, the Company had forfeitures of options to acquire 10,000 shares of the Company’s common stock.  The Company had no forfeitures in the three or six months ended June 30, 2012.  At June 30, 2013, there was $9,176 of total unrecognized compensation expense related to unvested stock option awards which is expected to be recognized over a remaining weighted-average period of approximately one year.

The following table represents stock option activity for the six months ended June 30, 2013:

		Weighted	Weighted
		Average	Average	Intrinsic Value
		Exercise	Contractual	of Options as of
	Shares	Price	Terms	June 30, 2013
			(Years)
Options outstanding, beginning of period	642,249	$0.28	3.01
Options granted	-	$-	-
Options cancelled	(10,000)	$0.85	5.00
Options exercised	-	$-	-
Options outstanding, end of period	632,249	$0.28	2.56	$-
Options exercisable, end of period	316,657	$0.31	2.35	$-

The market value of the Company’s common stock, as quoted on the OTCBB, on June 28, 2013, the last trading day of the Company’s second quarter, was $0.02 per share.

Compensation expense for restricted stock is recognized on a straight-line basis over the vesting period.  The Company recognized compensation expense with respect to restricted stock of $10,809 and $21,617 for the three and six months ended June 30, 2013, as compared to $12,391 and $24,783 for the three and six months ended June 30, 2012.  Compensation expense related to restricted stock grants is based upon the market value of the shares on the date of the grant.  As of June 30, 2013, unrecognized compensation cost related to restricted stock awards was $21,367, which is expected to be recognized over the remaining weighted average period of approximately one year.

                The following table represents restricted stock activity for the six months ended June 30, 2013:

		Weighted Average
		Grant Date
	Shares	Fair Value

Non-vested, beginning of period	281,581	$0.23
Granted	-	$-
Vested	(55,556)	$0.22
Forfeited	-	$-
Non-vested, end of period	226,025	$0.23

14

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

(9)	Subsequent Event

Acquisition Proposal

On July 11, 2013, the Company received an unsolicited proposal from the Company’s President, Chief Executive Officer and Director, Frederick M. Pevow, Jr., on behalf of himself and other potential investors (collectively, the “Participating Stockholders”), to acquire all of the outstanding shares of Common Stock not already owned by the Participating Stockholders for $0.015 per share in cash (altogether the “Going Private Transaction”).  Thereafter, the board of directors formed a special committee (the “Special Committee”) to act on behalf of the Company in respect of such acquisition proposal.  The Special Committee consisted of two members of the board of directors, David F. Huff and Perin Greg deGeurin, who are independent, and was chaired by Mr. Huff.  The Special Committee was empowered to consider, including the authority to pursue, abandon or reject, the proposal from the Participating Stockholders.  On August 5, 2013, the Participating Stockholders filed an amended 13D disclosing that the Participating Stockholders had entered into Subscription, Exchange and Voting Agreements in favor of a merger transaction whereby Participating Stockholders: (i) will acquire Class A Units of Gateway Energy Holdings LLC  (“Holdings”) at a price of $.0175 per Class A Unit in order to fund a portion of the acquisition of all shares of common stock owned by non-Participating Stockholders for cash and (ii) exchange shares of common stock held by each Participating Stockholder for Class B Units of Holdings, subject to the terms and conditions of a definitive merger agreement.  As of August 5, 2013, the Participating Stockholders had beneficial ownership of 56.25% of the total shares of common stock outstanding.  Following negotiations between the Participating Stockholders and the Special Committee regarding the terms of the Going Private Transaction, including the price to be paid per share of Common Stock, the Company entered into the Merger Agreement with Gateway Acquisition LLC and Gateway Energy Holdings LLC on August13, 2013, pursuant to which the Company will be merged with and into Gateway Acquisition LLC and, in such merger, each share of the Common Stock, subject to certain exceptions specified in the Merger Agreement is converted into the right to receive $0.0175 in cash, without interest.  For a more detailed description of the Merger Agreement see the Company’s Current Report on Form 8-K filed on August15, 2013.

If the conditions of the Merger Agreement are not achieved, the Company will be unable to consummate the Going Private Transaction. As a result, Meridian may demand payment of its debt under the Meridian Loan Agreement, which will have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries. Any actual or potential bankruptcy or liquidity crisis may materially harm the Company’s relationships with its customers, affiliates, employees, suppliers and other key business relationships and otherwise result in significant permanent harm to the Company’s ability to operate its business. In such an event, the Company’s customers, affiliates, employees, suppliers and other key business relationships may determine that the Company is likely to face a potential bankruptcy or liquidity crisis and the harm to these relationships, the Company’s market share and other aspects of the Company’s business may occur immediately.

15

GATEWAY ENERGY CORPORATION AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2013

(Unaudited)

Item  2.   Management's Discussion and Analysis of Financial Condition and Results of Operations

This Quarterly Report on Form 10-Q contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among others, possible future events, our future performance, and our future operations.  Forward-looking statements can be identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar references to future periods. These statements are only our predictions.  Any forward-looking statement made by us in this Quarterly Report on Form 10-Q is based only on information currently available to us and speaks only as of the date on which it is made.  Our actual results could and likely will differ materially from these forward-looking statements for many reasons, including the risks described in our Annual Report on Form 10-K for the year ended December 31, 2012.  We cannot guarantee future results, levels of activities, performance, or achievements. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time, whether as a result of new information, future developments or otherwise.

Examples of forward-looking statements include, among others, statements we make concerning:

•      Expectations regarding our operating margins from our distribution systems;

•      Expectations regarding our transportation revenues from our gathering systems;

•      Expectations regarding our operating margins from our gathering systems;

•      Expectations regarding our general and administrative expenses in 2013;

•      Expectations regarding our ability to finance the construction of new facilities;

•         Expectations regarding our ability to find new sources of capital to fund debt service and asset retirement obligations; and

•         Expectations regarding future activities planned by our customers.

Overview

The Company is engaged in the midstream natural gas business. The Company owns and operates natural gas distribution, transmission and gathering systems located onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.

The Company currently has indebtedness outstanding under its Loan Agreement with Meridian Bank (the “Meridian Loan Agreement”) , which contains customary financial and other covenants and an original maturity date of June 30, 2013.  Meridian has extended the maturity date to August 15, 2013.  Because the Company is not in compliance with some of its financial covenants at June 30, 2013, it is in breach of the Meridian Loan Agreement and Meridian has the right to exercise its remedies under the Meridian Loan Agreement and related security agreements, including declaring the outstanding balance of the loan immediately due and payable and foreclosing on substantially all of the Company’s assets.

The Company is currently exploring a range of alternatives to reduce indebtedness under the Meridian Loan Agreement and to reduce costs, including the cost burdens of being a publicly traded company. Alternatives that have been considered include using cash flow from operations or issuances of equity and debt securities, conversion into a limited liability company, amendments to the Meridian Loan Agreement and the sale of certain pipeline and pipeline facility assets.  As another alternative, the Company received an unsolicited proposal from certain stockholders to acquire all of the outstanding shares of common stock of the Company not already owned by such stockholders in the Going Private Transaction. In connection with the proposal, on August13, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gateway Acquisition LLC and Gateway Energy Holdings LLC, pursuant to which the Company will be merged with and into Gateway Acquisition LLC and, in such merger, each share of the Common Stock, subject to certain exceptions specified in the Merger Agreement is converted into the right to receive $0.0175 in cash, without interest.

On June 24, 2013, the Company’s wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is claiming that its gas gathering

16

agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).    The Company has denied all claims and intends to vigorously defend against these claims.  An estimate of the amount or range of loss or possible loss resulting from this demand cannot be made at this time.  If the Company is required to pay a significant amount to resolve the customer demand, it would have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries.

If the conditions of the Merger Agreement are not achieved, the Company will be unable to consummate the Going Private Transaction. As a result, Meridian may demand payment of its debt under the Meridian Loan Agreement, which would have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries.  Furthermore, if the Company is required to pay a significant amount to resolve the customer demand, it would also have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries.  Any actual or potential bankruptcy or liquidity crisis may materially harm the Company’s relationships with its customers, affiliates, employees, suppliers and other key business relationships and otherwise result in significant permanent harm to the Company’s ability to operate its business.  In such an event, the Company’s customers, affiliates, employees, suppliers and other key business relationships may determine that the Company is likely to face a potential bankruptcy or liquidity crisis and the harm to these relationships, the Company’s market share and other aspects of the Company’s business may occur immediately.

All of the conditions discussed above create a deficiency in short term and long term liquidity and raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared assuming the Company will continue as a going concern and no adjustments to the financial statements have been made to account for this uncertainty.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires estimates and assumptions that affect the reporting of assets, liabilities, revenue and expenses, and the disclosure of contingent assets and liabilities.  Note 2 to our audited Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2012, provides a summary of our significant accounting policies, which are all in accordance with U.S. GAAP.  Certain of our accounting policies are critical to understanding our Consolidated Financial Statements because their application requires management to make assumptions about future results and depends to a large extent on management’s judgment, because past results have fluctuated and are expected to continue to do so in the future.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Management’s significant estimates include depreciation of long-lived assets, estimates and timing of asset retirement obligations, amortization of deferred loan costs, deferred tax valuation allowance, impairment and valuation of the fair value of our long-lived assets, purchase price allocations and valuation of stock based transactions.  Actual results could differ from those estimates.

Results of Operations

                General

                All of our operations are onshore in the continental United States and offshore in federal and state waters of the Gulf of Mexico.  We separately review and evaluate the operations of each of our gas distribution, transmission and gathering systems; however, these operations are aggregated into one reportable segment due to the fact that all of our operations are subject to similar economic and regulatory conditions and operate in the same industry group such that they are likely to have similar long-term prospects for financial performance.

The Henry Hub monthly, INSIDE FERC price for natural gas (as quoted in the Platts Gas Daily Price Guide) during the three months ended June 30, 2013, averaged $4.10 per MMBtu, as compared to $2.21 per MMBtu for the three months ended June 30, 2012, and for the six months ended June 30, 2013, averaged $3.72 per MMBtu, as compared to $2.47 per MMBtu for the six months ended June 30, 2012.

17

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Operating revenues
Sales of natural gas	$1,105,132	$789,762	$2,125,297	$1,752,183
Transportation of natural gas and liquids	295,499	327,948	587,437	645,718
Reimbursables	61,652	155,708	81,152	292,839
	1,462,283	1,273,418	2,793,886	2,690,740

Operating costs and expenses
Cost of natural gas purchased	986,056	628,147	1,882,098	1,414,768
Operation and maintenance	112,436	79,005	193,658	168,723
Reimbursable costs	61,652	155,708	81,152	292,839
General and administrative	303,588	325,404	653,443	714,350
Acquisition costs	-	(12,654)	-	17,988
Asset impairments	-	-	250,000	-
Depreciation and amortization	69,706	119,988	139,388	232,673
Asset retirement obligation accretion	29,934	25,632	58,088	50,655
	1,563,372	1,321,230	3,257,827	2,891,996

Operating loss	(101,089)	(47,812)	(463,941)	(201,256)

Other expense
Interest expense, net	(42,457)	(50,015)	(78,289)	(84,354)
Other, net	(12,077)	(1,961)	(12,172)	(6,466)
Other expense, net	(54,534)	(51,976)	(90,461)	(90,820)

Loss from continuing operations before income taxes and discontinued operations	(155,623)	(99,788)	(554,402)	(292,076)

Income tax expense	(4,052)	(4,992)	(18,161)	(10,715)
Loss from continuing operations	(159,675)	(104,780)	(572,563)	(302,791)

Income from discontinued operations, net of taxes	-	55,680	126,147	106,942

Net loss	$(159,675)	$(49,100)	$(446,416)	$(195,849)

                Revenues

Our total revenues increased $188,865, or 14.8%, during the three months ended June 30, 2013, as compared to the three months ended June 30, 2012, and increased $103,146, or 3.8% during the six months ended June 30, 2013, as compared to the six months ended June 30, 2012.

Revenues from sales of gas on our Waxahachie distribution system increased $315,370 and $373,114 for the three and six months ended June 30, 2013, respectively, as compared to the three and six months ended June 30, 2012, attributable to significantly higher gas prices.  The Company realized an average price of $4.71 per MMBtu for the second quarter of 2013, as compared to $2.87 per MMBtu for the second quarter of 2012.  For the six months ended June 30, 2013, the Company realized an average price of $4.32 per MMBtu as compared to $3.13 for the six months ended June 30, 2012.  The benefit of this increase, however, was partially offset by a decline in our average sales volume between the periods due to a reduction in the contractual volumes between the periods presented.  During the second quarter of 2013, our sales volumes totaled 234,688 MMBtu, or an average of 2,579 MMBtu per day, as compared to 275,511 MMBtu, or an average of 3,028 MMBtu per day, for the second quarter of 2012.  During the first six months of 2013, our sales volumes totaled 492,166

3271072v10

MMBtu, or an average of 2,719 MMBtu per day, as compared to 559,863 MMBtu, or an average of 3,076 MMBtu per day, for the first six months of 2012.  The increase in revenues due to higher gas prices from our Waxahachie system was offset by increases in the cost of purchased gas.  Although our volumes are bought and sold pursuant to “back-to-back” contracts based on monthly price indices, our contractual mark-up on the index pricing, and the contractual volumes committed, were lowered as a result of contract renegotiations in the first quarter of 2013.

Our transportation revenues decreased by $32,449 and $58,281 for the three and six months ended June 30, 2013, respectively, as compared to the same periods in 2012.  This decrease was primarily attributable to lower production on, and abandonment of, natural gas wells connected to our gathering systems.  However, during the six months ended June 30, 2013, these declines were partially offset by $31,226 of higher revenue contribution from our Commerce pipeline acquired on February 29, 2012.

Revenues from reimbursable costs decreased by $94,056 and $211,687 during the three and six months ended June 30, 2013, respectively, as compared to same periods in 2012.  This decrease is attributable to decreased operating costs which, pursuant to particular contractual arrangements, are reimbursed by our customers.  These revenues will fluctuate as the related expenses increase or decrease.

We believe that transportation revenues from our gathering systems will start to increase beginning in the third quarter of 2013 due to drilling and workover activities planned by our customers, in particular those connected to our Hickory Creek pipeline system.  There are no assurances that such planned drilling and workover activities will continue, as they are dependent on oil and gas prices, drilling rig availability and dry hole risk, among other factors.

Operating Margin

We define operating margin as fee revenues from the transportation of natural gas, plus revenues from the reimbursement of reimbursable costs, plus revenues from the sale of natural gas, net of the cost of purchased gas, less operating and maintenance expenses and reimbursable costs generated by our pipeline systems.  Operating margin was $302,139 and $636,978 for the three and six months ended June 30, 2013, respectively, which was a decline from the $410,558 and $814,410 we recognized during the three and six months ended June 30, 2012, respectively.

Unregulated Distribution Systems

Operating margin contribution from our distribution systems was $149,780 and $332,885 during the three and six months ended June 30, 2013, respectively, which represented decreases of $75,166 and $90,469 as compared to the $224,946 and $423,354 contribution during the same periods in 2012.  Our Commerce pipeline system, acquired on February 29, 2012, contributed $40,890 and $83,870 of operating margin during the three and six months ended June 30, 2013, respectively, as compared to $44,651 and $59,217 during the three and six months ended June 30, 2012, respectively.  We also realized slight increases in operating margin contribution of $5,302 and $12,384 from our Delmar pipeline system during the three and six months ended June 30, 2013, respectively, as compared to the same periods of 2012.  These increases, however, were more than offset by a decreases of $76,707 and $127,506 in operating margin contribution from our Waxahachie distribution system during the three and six months ended June 30, 2013, respectively, as compared to the same periods of 2012.  As noted above, our contractual mark-up on the index pricing we receive on sales from our Waxahachie distribution system was decreased in our most recent contract renegotiation with our customer who purchases the off-take from this system.

We expect our full year 2013 operating margin from our distribution systems to be lower by at least 25% in 2013, as compared to 2012, as a result of contract renewals at reduced volumes and lower prices than what we realized in 2012.

Gathering Systems

Operating margin contribution from our gathering systems was $152,359 and $304,093 during the three and six months ended June 30, 2013, respectively, and represented decreases of $33,253 and $86,963 compared to the $185,612 and $391,056 contribution during the same periods of 2012.

Our Gulf of Mexico gathering systems contributed $77,452 and $153,966 to operating margin during the three and six months ended June 30, 2013, respectively, and represented increases of $13,552 and $14,166, respectively when compared to the $63,900 and $139,800 realized during 2012.

Our Hickory Creek gathering system continued to decline in performance in 2013, generating $79,411 and $165,608 in operating margin during the three and six months ended June 30, 2013, respectively, as compared to 127,705 and $248,498

3271072v10

during the three and six months ended June 30, 2012, respectively.

Our 2013 expected operating margin contribution from our gathering systems is uncertain relative to the 2012 operating margin contribution from such systems. In order to maintain or increase operating margin contribution from our gathering systems, natural declines in volumes from existing wells connected to our systems will need to be offset by new volumes from drilling new wells or workovers of existing wells by our customers.  This activity is dependent on natural gas prices, among other factors.

General and Administrative Costs

General and administrative expenses were $303,588 and $653,443 for the three and six months ended June 30, 2013, respectively, which represented decreases of $21,816 and $60,907, from the $325,404 and $714,350 in such expenses we recognized during the same periods of 2012.  These decreases were primarily attributable to lower employee compensation costs, lower professional fees and lower investor relation costs, partially offset by expenses incurred during the six months ended June 30, 2013, related to the Going Private Transaction.

We expect general and administrative expenses during 2013 (excluding those expenses expected to be incurred with respect to the Going Private Transaction, which we expect will be fully funded from equity contributions by the Participating Stockholders) to continue to be comparable to those realized in 2012, as we continue to manage our overall level of fixed costs.

                Acquisition Costs

We incurred acquisition related costs of $17,988 during the six months ended June 30, 2012, related to the acquisition of our Commerce pipeline completed on February 29, 2012.

Asset Impairments

Since June 30, 2012, several of our offshore and onshore assets have been negatively affected by the loss of future revenues as customers have chosen to delay or abandon natural gas production due to depressed natural gas prices.  Based on those events and then current natural gas market conditions, we performed an impairment review of our capitalized costs on these systems as of September 30, 2012, including their future abandonment costs and associated intangible assets, in accordance with ASC Topic 360 and determined an impairment of those assets was required.  During the six months ended June 30, 2013, we determined that a revision in our estimated abandonment obligation was necessary and accrued an additional $250,000.  As a result of our continued belief in the lack of further recovery from these assets, the accrual necessary to increase the abandonment obligation was reflected as additional asset impairment expense.

Depreciation and Amortization

As a result of the asset impairment charges recognized during 2012, our depreciation expense for the three and six month periods ended June 30, 2013, decreased $50,282 and $93,285, respectively, as compared to the amounts recognized during the three and six months ended June 30, 2012.

Asset Retirement Obligation Accretion

We have established an estimated asset retirement obligation with a current value of $1,322,448, on a discounted basis, with respect to our offshore Gulf of Mexico gathering systems.  This liability is being accreted to our total undiscounted estimated liability over future periods until the date of such abandonment.  During the three months ended June 30, 2013 and 2012, we recognized $29,934 and $25,632, respectively, and during the six months ended June 30, 2013 and 2012, we recognized $58,088 and $50,655, respectively, of such accretion expense.

Interest Expense, net

Our interest expense, net, was comparable between the three and six months ended June 30, 2013 and 2012, as we had similar average borrowings outstanding during the periods.

Income Tax Expense

Our income tax expense for both periods presented consists solely of accrued Texas franchise taxes payable based on our Texas activity.

3271072v10

Income from Discontinued Operations, net of taxes

On February 7, 2013 we sold our Tyson Pipeline Systems, which were acquired October 18, 2010.  As a result, we do not expect material contributions from, or expenditures on, these assets during 2013.

During the six months ended June 30, 2013, these assets generated revenue of $38,447 and incurred operation and maintenance expenses of $5,289, depreciation of $5,292 and other income of $807.  We also realized a gain on the sale of these assets of $97,474, resulting in net income from discontinued operations of $126,147.  We had no results from these operations during the three months ended June 30, 2013.

During the three and six months ended June 30, 2012, these assets generated revenue of $78,049 and $158,505, respectively, incurred operation and maintenance expenses of $8,540 and $19,906, respectively, depreciation of $12,700 and $25,401, respectively, and other expense of $1,129 and $6,256, respectively, resulting in net income from discontinued operations of $55,680 and $106,942, respectively.

Liquidity and Capital Resources

Net cash used in continuing operations operating activities totaled $297,874 during the six months ended June 30, 2013, as compared to cash provided by continuing operations operating activity of $20,670 for the six months ended June 30, 2012.  This decrease was primarily attributable to asset retirement obligation expenditures incurred, partially reduced by changes in working capital between the two periods.

We used $1,871 of cash in continuing operations investing activities during the six months ended June 30, 2013, with respect to the purchase of miscellaneous office equipment.  We used $1,025,429 of cash in continuing operations investing activities during the six months ended June 30, 2012, primarily attributable to our acquisition of the Commerce pipeline.

We used $812,402 of cash in continuing operations financing activities for the six months ended June 30, 2013, primarily on the partial repayment of outstanding borrowings under our Loan Agreement with Meridian Bank (the “Meridian Loan Agreement”) upon the closing of the sale of our Tyson Pipeline Systems.  In addition, as a condition of the fifth amendment to the Meridian Loan Agreement, discussed below, we were required to escrow $450,000 of our sale proceeds to use in meeting part of our asset retirement obligations, of which $98,252 remained unspent at June 30, 2013.  During 2013, we also issued 6,250,000 shares of our common stock for an aggregate purchase price of $250,000.

We were provided $494,651 of net cash from continuing operations financing activities during the six months ended June 30, 2012, primarily attributable to borrowings under the Meridian Loan Agreement to acquire the Commerce pipeline, partially offset by required repayments of indebtedness.

During the six months ended June 30, 2013, we were provided $1,182,666 of cash from discontinued operations, primarily attributable to the $1,100,000 of gross sales proceeds received upon consummation of our asset sale.  We realized $138,176 of cash from discontinued operations during the six months ended June 30, 2012.

We had available cash of $104,150 at June 30, 2013, in addition to $98,252 of restricted cash to be used in meeting our asset retirement obligations.  As of June 30, 2013, we had current debt obligations of $1,682,674 and current asset retirement obligations of $569,491.  On May 2, 2013, the Bureau of Safety and Environmental Enforcement (“BSEE”) approved our request to reestablish partial right-of-way on one of our pipelines located in the Gulf of Mexico, subject to the decommissioning of a section of the pipeline within 180 days of issuance of approval. The estimated asset abandonment obligation associated with the subject pipeline was approximately $300,000 as of June 30, 2013.

Our current debt obligation of $1,682,674 as of June 30, 2013, consists of indebtedness outstanding under our Meridian Loan Agreement.    At June 30, 2013, we were not in compliance with some of the financial covenants of the Meridian Loan Agreement and we have not received a waiver of this non-compliance.  Therefore, Meridian Bank has the right to exercise its remedies under the Meridian Loan Agreement and related security agreements, including declaring the outstanding balance of the loan immediately due and payable and foreclosing on substantially all of our assets.  In addition, on June 24, 2013, our wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is alleging that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).

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Based on our cash position and our projected cash flows from operations as of June 30, 2013, we will not have the ability to repay our existing debt obligations (including our $1,682,674 current debt obligation), committed capital expenditures and asset retirement obligations unless we are able to obtain additional financing or raise cash through other means, such as asset sales.  If we are unsuccessful in those efforts, if we are unable to successfully resolve the foregoing customer claim or if Meridian Bank exercises its right to declare the outstanding balance of its loan immediately due and payable, the Company and/or its subsidiaries, including Gateway Offshore Pipeline Company, may be unable to continue its operations or be required to seek bankruptcy protection.

We are in active discussions with Meridian Bank to amend its covenants and principal amortization requirements and extend the maturity date of the Meridian Loan Agreement beyond its current maturity date of August 15, 2013, in order to complete the Going Private Transaction, but there are no assurances that such amendments or extensions will be obtained or the Going Private Transaction will be completed as contemplated.

In this regard, during the fourth quarter of 2012, we entered into an asset sales agreement with FMP Holdings, LLC (the “Buyer”), pursuant to which we agreed to sell our Tyson Pipeline Systems, which were acquired October 18, 2010, to the Buyer for $1,100,000.  All of the issued and outstanding capital stock of the Buyer is owned by Frederick M. Pevow, our President, Chief Executive Officer and Director.  Additionally, Mr. Pevow is the acting President of the Buyer.  On February 7, 2013, we closed this transaction.

Furthermore, on February 7, 2013, we entered into a subscription agreement (the “Subscription Agreement”), pursuant to which GreyCap Energy LLC (“GreyCap”) agreed to acquire 6,250,000 shares of our common stock, constituting 20.4% of our issued and outstanding common stock, at a sale price of $0.04 per common share, for an aggregate purchase price of $250,000.

With the net proceeds of these two transactions, we reduced our borrowings under the Meridian Loan Agreement by $825,000 and escrowed $450,000 with Meridian Bank to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during 2013. During the first six months of 2013, we incurred $351,748 of the abandonment costs to which the escrow funds were to apply and $36,752 of other abandonment costs.

The balance of the net proceeds will be and have been used for general corporate purposes.

In connection with the sale of our Tyson Pipeline Systems, we entered into a fifth amendment to the Meridian Loan Agreement (the “Fifth Amendment”).

Pursuant to the Fifth Amendment, the following amendments were made to the Meridian Loan Agreement:

Collateral .  In addition to certain existing collateral securing obligations under the note, we assigned a deposit account in the amount of $450,000 to Meridian Bank pursuant to an Assignment of Deposit Account dated as of January 30, 2013.  The purpose of the deposit account is to fund the planned abandonment of certain pipelines located in the Gulf of Mexico during 2013.

Guarantors .  Gateway Delmar LLC was required to execute and deliver an unlimited guaranty in favor of Meridian Bank and became one of the “Guarantors” under the Meridian Loan Agreement.

Financial Covenant .  The Fifth Amendment requires that we maintain a debt to tangible net worth ratio less than or equal to 3.5 to 1.0 as of the end of the each fiscal quarter, a debt service coverage ratio greater than 1.5 to 1.0 and a current ratio of 1.25 to 1.0.

Fees .  In connection with the Fifth Amendment, we paid Meridian Bank an amendment fee of $3,750.

In connection with entering the Fifth Amendment, we also entered into an Amendment to Term Promissory Note effective as of January 30, 2013 (the “Amended Term Note”).  The outstanding balance of the Amended Term Note was $1,732,674.  Principal on the Amended Term Note is due and payable in equal monthly installments of $10,000, plus all accrued interest, with an original maturity date of June 30, 2013. The maturity date has since been extended to August 15, 2013.

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Off-Balance Sheet Arrangements

The Company had no off-balance sheet arrangements at June 30, 2013.

Non-GAAP Financial Measure

We evaluate our operations using operating margin, which we define as revenues less cost of purchased gas, operating and maintenance expenses and reimbursable costs.  Such amounts are before asset impairments, general and administrative expense, depreciation and amortization expense, interest income or expense or income taxes.  Operating margin is not a U.S. GAAP measure but the components of operating margin are computed by using amounts that are determined in accordance with U.S. GAAP. A reconciliation of operating margin to net loss, which is its nearest comparable U.S. GAAP financial measure, is included in the table below.

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013		2012

Operating Margin	$302,139	$410,558	$636,978		$814,410
Less:
General and administrative expenses	303,588	325,404	653,443		714,350
Acquisition costs	-	(12,654)	-		17,988
Asset impairments	-	-	250,000		-
Depreciation and amortization	69,706	119,988	139,388		232,673
Asset retirement obligation accretion	29,934	25,632	58,088		50,655
Interest expense, net	42,457	50,015	78,289		84,354
Income tax expense	4,052	4,992	18,161		10,715
Other expense, net	12,077	1,961	12,172		6,466
Plus:
Income from discontinued operations, net of taxes	-	55,680	126,147		106,942
Net loss	$(159,675)	$(49,100)	$(446,416)	$	$(195,849)

Item 3. Quantitative and Qualitative Disclosures About Market Risk

                Not applicable.

Item 4.  Controls and Procedures

Management’s Report on Disclosure Controls and Procedures

                We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our reports filed under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our President and Chief Executive Officer (our Principal Executive Officer  and Principal Financial Officer) to allow for timely decisions regarding required disclosure.

                As of June 30, 2013, the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our President and Chief Executive Officer (our Principal Executive Officer and Principal Financial Officer), of the effectiveness of the design and operation of our disclosure controls and procedures. Based on the foregoing, our President and Chief Executive Officer (our Principal Executive Officer and Principal Financial Officer) concluded that our disclosure controls and procedures were effective as of the end of the period covered by this report.

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Changes in Internal Control over Financial Reporting

                There have been no changes in our internal controls over financial reporting that occurred during our quarter ended June 30, 2013, that have materially affected or are reasonably likely to materially affect, our internal controls over financial reporting.

Part II – OTHER INFORMATION

Item 1.   Legal Proceedings

                On June 24, 2013, the Company’s wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is claiming that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).    The Company has denied all claims and intends to vigorously defend against these claims.  An estimate of the amount or range of loss or possible loss cannot be made at this time.

Item 1A.  Risk Factors

We are currently in default under our Loan Agreement with Meridian Bank.

As of June 30, 2013, the Company’s had $1,682,674 of indebtedness outstanding under the Meridian Loan Agreement.  The Company is not in compliance with some of the financial covenants of the Meridian Loan Agreement and has not received a waiver of this non-compliance.  Therefore, Meridian Bank has the right to exercise its remedies under the Meridian Loan Agreement and related security agreements, including declaring the outstanding balance of the loan immediately due and payable and foreclosing on substantially all of the Company’s assets.  In addition, amounts outstanding under the Meridian Loan Agreement currently have a maturity date of August 15, 2013, and the Company does not anticipate having sufficient cash to pay this balance as of such date.  The Company is in active discussions with Meridian Bank to amend its covenants and principal amortization requirements and extend the maturity date of the Meridian Loan Agreement beyond its current maturity date of August 15, 2013, but there are no assurances that such amendments or extensions will be obtained.  If the Company is unable to amend its covenants or extend the maturity date, it may be forced to seek protection under applicable bankruptcy laws.  Any bankruptcy would materially impair the value of the Company’s common shares.

We have received a demand notice from one of its customers

On June 24, 2013, the Company’s wholly owned subsidiary, Gateway Offshore Pipeline Company, received notice from one of its customers demanding approximately $750,000 in damages.  The customer is claiming that its gas gathering agreement with Gateway Offshore Pipeline Company expired in December 2008 and is demanding a refund of all amounts paid thereafter (approximately $750,000).    The Company has denied all claims and intends to vigorously defend against these claims.  An estimate of the amount or range of loss or possible loss resulting from this demand cannot be made at this time.  If the Company is required to pay a significant amount to resolve the customer demand, it would have a material adverse effect on the Company’s liquidity, business and financial condition and may result in the Company’s bankruptcy or the bankruptcy of its subsidiaries.

We are currently evaluating an unsolicited going private proposal from our Chief Executive Officer.

On July 11, 2013, the Company received an unsolicited proposal from the Company’s President, Chief Executive Officer and Director, Frederick M. Pevow, Jr., on behalf of himself and other potential investors (collectively, the “Participating Stockholders”), to acquire all of the outstanding shares of common stock of the Company not already owned by the Participating Stockholders for $0.015 per share in cash (altogether the “Going Private Transaction”).  Thereafter, the board of directors formed a special committee (the “Special Committee”) to act on behalf of the Company in respect of such acquisition proposal.  The Special Committee consists of two members of the board of directors, David F. Huff and Perin Greg deGeurin, who are independent, and will be chaired by Mr. Huff.

If the Going Private Transaction is not consummated, Meridian may demand payment of its debt. If the Going Private Transaction is not consummated and, as a result, the possible early maturity of the Meridian Loan Agreement is not resolved, or the reimbursements are made as demanded in the demand notice, the Company’s customers, affiliates and

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suppliers may determine that the Company is likely to face a potential bankruptcy or liquidity crisis and the harm to these relationships, the Company’s market share and other aspects of the Company’s business may occur immediately.

Failure to complete our proposed merger with Gateway Acquisition LLC could negatively impact our stock price and our future business and financial results.

On August 13, 2013, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gateway Acquisition LLC and Gateway Energy Holdings LLC, pursuant to which the Company will be merged with and into Gateway Acquisition LLC and, in such merger, each share of the Common Stock, subject to certain exceptions specified in the Merger Agreement is converted into the right to receive $0.0175 in cash, without interest.

The Merger Agreement contains a number of important conditions that must be satisfied before the Company can complete the proposed merger, including, among other things, that (i) the Merger Agreement be approved by a requisite number of the Company’s stockholders, (i) all consents, approvals and other authorizations of any governmental entity, including the Securities and Exchange Commission, required to consummate the proposed merger have been obtained, and (iii) no event or occurrence having a materially adverse effect on the Company’s business, results of operations, prospects, condition or assets has occurred.  If the proposed merger is not completed for any reason, the ongoing business and financial results of the Company may be adversely affected.  In addition, the pendency of the proposed merger could adversely affect the Company’s operations because:

•              matters relating to the proposed merger require substantial commitments of time and resources by the Company’s management and employees, whether or not the transaction is completed, which could otherwise have been devoted to other opportunities that may have been beneficial to the Company;

•              the Company’s ability to attract new employees and consultants and retain its existing employees and consultants may be harmed by uncertainties associated with the proposed merger, and the  Company may be required to incur substantial costs to recruit replacements for lost personnel or consultants; and

•              shareholder lawsuits could be filed against the Company challenging the proposed merger. If this occurs, even if the lawsuits are groundless and the Company ultimately prevails, the Company may incur substantial legal fees and expenses defending these lawsuits, and the proposed business combination may be prevented or delayed.

The Company cannot guarantee when, or whether, the proposed merger will be completed or that there will not be a delay in the completion of the merger. If this transaction is not completed or is delayed, the Company may experience the risks discussed above which may adversely affect our business, financial results and share price.

Other than the foregoing, there are no material changes from the risk factors as previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

On February 7, 2013, the Company entered into a subscription agreement (the “Subscription Agreement”), pursuant to which GreyCap Energy LLC (“GreyCap”) agreed to acquire 6,250,000 shares of the Company’s common stock, constituting 20.4% of the Company’s issued and outstanding common stock, at an aggregate purchase price of $250,000.  The shares purchased by GreyCap were issued pursuant to an exemption under Section 4(2) of the Securities Act of 1933.

Item 3.	Defaults Upon Senior Securities

At June 30, 2013, the Company was not in compliance with some of the financial covenants of the Loan Agreement.  The Company has not received a waiver of this non-compliance.  However, the Company is in active discussions with Meridian to amend its covenants and principal amortization requirements, but there are no assurances that such amendments will be obtained.

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Item 4.   Mine Safety Disclosures

                Not applicable.

Item 5.   Other Information

None.

Item 6.   Exhibits

Exhibit         Description of Document

31.1*

Certification pursuant to Rule 13a-14 and 15d-14 under the Securities Exchange Act of 1934, as amended, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer and Principal Financial Officer

32.1*	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Principal Executive Officer and Principal Financial Officer
101**	Interactive Data Files pursuant to Rule 405 of Regulation S-T
101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE

101.INS XBRL Instance Document

101.SCH XBRL Taxonomy Extension Schema Document

101.CAL XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL Taxonomy Extension Definition Linkbase Document

101.LAB XBRL Taxonomy Extension Label Linkbase Document

101.PRE XBRL Taxonomy Extension Presentation Linkbase Document

* Filed herewith

** Furnished herewith. Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of any registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                                GATEWAY ENERGY CORPORATION

August 20,2013	/s/ Frederick M. Pevow
(Date)	President and Chief Executive Officer
(Principal Executive Officer and Principal Financial Officer)

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Annex G

Projections and Material Assumptions and Limitations Prepared for Greycap

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ANNEX G

Certain Information Prepared by Our Management

We do not as a matter of course make public forecasts on projected financial performance because of the unpredictability of the underlying assumptions and estimates. The models were not prepared with a view toward public disclosure, nor were they prepared with a view toward compliance with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles in the United States, which are referred to herein as GAAP. Neither Pannell Kerr Forster of Texas, P.C., our independent registered public accounting firm, which is referred to herein as PKF, nor any other independent accountants, have compiled, examined or performed any procedures with respect to our models contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, our models.

The summary of our models is being included in this Information Statement because the models were prepared on May 6, 2013 and made available to Greycap Energy LLC (“Greycap”) s part of a negotiation with Greycap to consider an investment in us.

The financial information contained in this Annex G contains terms such as EBITDA and operating margin. We evaluate our operations using operating margin, which we define as revenues less cost of purchased gas, operating and maintenance expenses and reimbursable costs.  EBITDA is a financial measure commonly used by many accredited investors but is not defined under accounting principles generally accepted by GAAP. We define EBITTDA using operating margin less general and administrative expense, excluding non-cash stock compensation, and transaction costs. Such amounts are before asset impairments, depreciation and amortization expense, interest income or expense or income taxes. Because EBITDA excludes some, but not all, items that affect net income (loss), it should be viewed in addition to, and not in lieu of, our consolidated financial statements and footnotes.

While presented herein with numeric specificity, the information set forth in the summary of the models contained herein was based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of our management, including, among others, an assumption that we would continue to operate as a private standalone company and financing would be available to fund the Merger and the abandonment retirement obligations associated with our offshore activities. In addition, since our models cover multiple years, such information by its nature becomes less predictive with each successive year. We believe the assumptions in the models were reasonable at the time the models were prepared, given the information we had at the time. However, important factors that may affect actual results and cause the results reflected in the models not to be achieved include, but are not limited to, risks and uncertainties relating to our business, industry performance, the regulatory environment, general business and economic conditions and other matters described under the section entitled “Forward Looking Statements” on page 37 of this Schedule 14C.

Material Assumptions

•         Transaction converting from a public company to a private MLP was completed on June 30, 2013.

Equity Financing

•         On June 30, 2013, Greycap subscribed to acquire $150,000 in limited partnership interests in NEWCO at prices between $.02 and $.04 per equivalent share, to finance merger transaction costs of approximately $100,000 and for working capital purposes (an indeterminate dollar amount of limited partnership interests were to be acquired by Greycap to redeem nonparticipating stockholders)

•         On October 31, 2013, Greycap subscribed to acquire $175,000 in limited partnership interests in NEWCO at prices between $.02 and $.04 per equivalent share to finance an operating cash deficit primarily caused by asset retirement obligations incurred between July 2013 and October 2013.

Meridian Bank Loan

•         On June 30, 2013, our Loan Agreement with Meridian Bank was amended to provide for principal amortization over an 84 month term on a mortgage style basis, resulting in principal and interest payments of approximately $24,600 per month.

Operating

•         Model results differ from audited financial statements filed with the SEC due to classifications and rounding.

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•         Historical financial results from pipelines located in Guadalupe and Shelby Counties, Texas, Miller County, Arkansas and Pettis County, Missouri, which were sold in February 2013, were eliminated for better comparison with projected results.

•         The asset retirement for our pipeline terminating at High Island Block A340 was completed in April 2013 at a total cost of approximately $349,000.

•         The asset retirement for our pipeline terminating at Vermilion Block 217 was completed in was completed in July 2013 at a total cost of approximately $150,000.

•         The asset retirement for our pipeline terminating at High Island Block A332 was completed in October 2013 at a total cost of approximately $338,000.

•         Asset retirement obligations totaling $900,000 were completed from 2018 to 2020.

•         Natural gas prices were forecast for the period from July 2013 to December 2013 at prevailing NYMEX Henry Hub futures prices, at $3.92 per MMBtu in the calendar year 2014 and at $4.00 per MMBtu thereafter. All Henry Hub prices were adjusted for location differentials.

•         The sales price of natural gas to our largest customer on the Waxahachie pipeline was reduced in March 2014 from the prevailing sales price of Waha inside FERC index price plus $.75 per MMbtu to a Waha inside FERC index price plus $.69 per MMbtu.

•         Drilling of undeveloped reserve locations dedicated to the Hickory Creek pipeline system of three gross (one net) wells commencing  in June 2013, two gross (0.6 net) wells commencing in August 2013, two gross (0.6 net) wells commencing in January 2014, one net well commencing in January 0215 and three gross and net wells commencing in January 2016. The initial throughput from all new gross wells was estimated at or in excess of approximately 2,200 MMbtu per day, with decline rates similar to those experienced on our Denton County Airport leases.

•         Recompletion of well connected to our pipeline terminating at High Island Block A332 in May 2013 with an initial throughput of 4,000 MMbtu per day.

•         Recompletion of a well connected to our pipeline beginning at South Marsh Block 160 in July 2013 with an initial throughput 270 MMbtu per day and a second completion of the same well connected to our pipeline terminating on our South Marsh Block 160 pipeline in January 2016 with an initial throughput of 920 MMbtu per day.

•         Recompletion of a well connected to our pipeline beginning at South Marsh Block 141 in January 2016 with an initial throughput of 3,000 MMbtu per day.

•         Recompletion of a well connected to our pipeline terminating at East Cameron Block in October 2013 with an initial throughput of 3,000 MMbtu per day. Drilling of another well connected to the same pipeline in May 2014 with an initial throughput of 3,000 MMbtu per day.

•         General and administrative expenses were reduced from approximately $1,287,500 in calendar year 2012 as a public company to approximately $897,500 in calendar year 2014 and thereafter as a private company. The cost savings of approximately $390,000 per year resulted primarily from the elimination of public company expenses, including Board compensation, executive stock compensation, SEC reporting and audit costs.

G-1

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Gateway Energy Forecast as of May 6, 2013
Projected Income Statement

	Historical			Projected
	2012	2013	2014	2015	2016	2017

Revenues	$5,535,329	$5,599,770	$5,485,091	$5,571,113	$5,758,436	$5,499,291
Cost of Gas	3,046,033	3,620,888	3,502,825	3,567,266	3,576,762	3,576,762
Operating Expenses	877,741	468,913	361,295	365,067	366,525	365,535
Total Operating Margin	$1,611,556	$1,509,970	$1,620,971	$1,638,780	$1,815,149	$1,556,994

Operating Margin;
Waxahachie	632,470	451,874	441,123	435,542	437,286	437,286
Tyson	0	0	0	0	0	0
Delmar	127,645	136,393	157,646	161,413	165,256	169,175
Commerce	144,304	153,189	164,432	165,790	167,175	168,587
End User Subtotal	904,419	741,456	763,201	762,745	769,716	775,048

Hickory Creek	428,242	438,879	494,652	527,003	815,707	617,327
Pirates' Beach Contract	150,297	92,324	56,711	34,747	21,290	13,045
Federal Gulf of Mexico	138,796	256,082	310,895	322,376	216,527	159,666
Madisonville	(11,182)	(18,061)	(3,840)	(7,443)	(7,443)	(7,443)
NPI	(828)	(711)	(648)	(648)	(648)	(648)
Gathering Subtotal	705,325	768,514	857,770	876,035	1,045,433	781,946

Total Operating Margin	$1,609,744	$1,509,970	$1,620,971	$1,638,780	$1,815,149	$1,556,994

Other Expenses (Income):
General & administrative	1,287,480	1,081,393	897,488	897,488	897,488	897,488
Financing and Acquisitions	107,865	139,808	-	-	-	-
Depreciation & Amortization	421,063	320,581	219,755	186,597	182,249	182,249
Fixed Asset Impairment	3,075,803	-	-	-	-	-
Accretion	105,040	105,154	42,000	9,333	-	-
Interest income	(246)	(822)	(500)	(500)	(500)	(500)
Interest expense	184,896	107,581	92,192	85,452	72,331	58,422
Gain on Sale of Assets, A/T	(49,688)	-	-	-	-	-
Other expense (income), net	(139,626)	-	-	-	-	-
	4,992,588	1,753,693	1,250,935	1,178,371	1,151,568	1,137,660

Pre-Tax Income (Loss)	(3,382,843)	(243,724)	370,035	460,409	663,581	419,334

Income Tax (Benefit)	8,996	-	-	-	-	-

Net Income from continuing ops	$(3,391,839)	$(243,724)	$370,035	$460,409	$663,581	$419,334

Adjusted EBITDA	$406,263	$459,402	$723,482	$741,291	$917,661	$659,505

Adjusted EBITDA less GOM	$267,467	$203,319	$412,587	$418,916	$701,133	$499,840

G-2

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G-3

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Gateway Energy Consolidated Forecast as of May 6, 2013
Projected Funds Flow Statement

	Historical			Projected
	2012	2013	2014	2015	2016	2017

Cash flows from operating activities:
Net income (loss) from continuing operations	($3,391,839)	($243,724)	$370,035	$460,409	$663,581	$419,334
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation & Amortization	421,063	320,581	219,755	186,597	182,249	182,249
Fixed Asset Impairment	3,075,803	-	-	-	-	-
Accretion	105,040	105,154	42,000	9,333	-	-
Gain on Sale of Assets	(49,688)	-	-	-	-	-
Deferred Federal Tax Benefit (Expense)	(10,880)	-	-	-	-	-
Stock based compensation expense	83,998	30,824	-	-	-	-
Amortization of deferred loan costs	18,211	19,158	6,252	0	1,563	1,563
Net change in operating assets and liabilities	(108,855)	176,260	127,248	161,941	161,941	161,941
Net cash provided by (used in) operating activities	142,853	408,253	765,290	818,280	1,009,333	765,087

Cash flows from investing activities:
Capital expenditures	(33,066)	(20,000)	(20,000)	(20,000)	(20,000)	(20,000)
Abandonments	0	(837,603)	-	-	-	-
Acquisitions	(1,000,000)	-	-	-	-	-
Net cash used in investing activities	(1,033,066)	(857,603)	(20,000)	(20,000)	(20,000)	(20,000)

Cash flows from financing activities:
Proceeds from borrowings	750,000	-	-	-	-	-
Payments on borrowings	(589,638)	(1,171,069)	(403,341)	(416,529)	(429,650)	(443,559)
Proceeds from asset sales	0	1,100,000	-	-	-	-
Proceeds from equity offering	0	575,000	-	-	-	-
Deferred financing costs	(12,889)	-	-	-	-	-
Net cash provided by (used in) investing activities	147,473	503,931	(403,341)	(416,529)	(429,650)	(443,559)

Net cash provided by disc.ops. in operating activities	236,371

Net increase (decrease) in cash
Cash at beginning of period	$540,000	$33,631	$121,391	$463,340	$845,091	$1,404,774
Cash at end of period	$33,631	$121,391	$463,340	$845,091	$1,404,774	$1,706,301

G-4

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